File No. 333-107606      CIK #1246584


                       Securities and Exchange Commission
                               Washington, D.C. 20549

                                 Post-Effective
                               Amendment No. 4 to
                                    Form S-6

              For Registration under the Securities Act of 1933 of
               Securities of Unit Investment Trusts Registered on
                                   Form N-8B-2

                Van Kampen Focus Portfolios, Municipal Series 459
                              (Exact Name of Trust)

                              Van Kampen Funds Inc.
                            (Exact Name of Depositor)

                                522 Fifth Avenue
                            New York, New York 10036
          (Complete address of Depositor's principal executive offices)

  VAN KAMPEN FUNDS INC.                               CHAPMAN AND CUTLER LLP
  Attention: Amy R. Doberman                          Attention: Mark J. Kneedy
  522 Fifth Avenue                                    111 West Monroe Street
  New York, New York 10036                            Chicago, Illinois 60603

               (Name and complete address of agents for service)


    ( X ) Check if it is proposed that this filing will become effective on December 20, 2007 pursuant to paragraph (b) of Rule 485.


                          Van Kampen Focus Portfolios,
                              Municipal Series 459

IM-IT/475                                                     Missouri IM-IT/117

--------------------------------------------------------------------------------
                               PROSPECTUS PART ONE

    NOTE: Part I of this Prospectus may not be distributed unless accompanied by Part II.
        Please retain both parts of this Prospectus for future reference.
--------------------------------------------------------------------------------

                                    THE FUND
   This series of Van Kampen Focus Portfolios, Municipal Series (the "Fund") consists of underlying separate unit investment trusts described above. Each Trust consists of an insured portfolio of interest-bearing obligations (the "Bonds" or "Securities") issued by or on behalf of municipalities and other governmental authorities, the interest on which is, in the opinion of recognized bond counsel to the issuing governmental authority, exempt from all Federal income taxes under existing law. In addition, the interest income of each State Trust is, in the opinion of counsel, exempt to the extent indicated from state and local taxes, when held by residents of the state where the issuers of Bonds in such Trust are located.

                              PUBLIC OFFERING PRICE
   The Public Offering Price of the Units of each Trust includes the aggregate bid price of the Securities in such Trust, an applicable sales charge, cash, if any, in the Principal Account held or owned by such Trust, and accrued interest, if any. See "Summary of Essential Financial Information".

                     ESTIMATED CURRENT AND LONG-TERM RETURNS
   Estimated Current and Long-Term Returns to Unitholders are indicated under "Summary of Essential Financial Information". The methods of calculating Estimated Current Returns and Estimated Long-Term Return are set forth in Part II of this Prospectus.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
  OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                The Date of this Prospectus is December 20, 2007


                                   Van Kampen


       VAN KAMPEN
       INVESTMENTS

                VAN KAMPEN FOCUS PORTFOLIOS, MUNICIPAL SERIES 459
                   Summary of Essential Financial Information
                              As of October 3, 2007
                         Sponsor: Van Kampen Funds Inc.
            Evaluator: Standard & Poor's Securities Evaluations, Inc.
                   Supervisor: Van Kampen Asset Management (4)
                          Trustee: The Bank of New York

   The income, expense and distribution data set forth below have been calculated for Unitholders electing to receive monthly distributions.
Unitholders choosing a different distribution plan (if available) will receive a slightly higher net annual interest income because of the lower Trustee's fees and expenses under such plan.
                                                                                                             Missouri
                                                                                              IM-IT            IM-IT
                                                                                              Trust            Trust
                                                                                        ---------------   --------------
General Information
Principal Amount (Par Value) of Securities...........................................   $    10,095,000   $    2,510,000
Number of Units......................................................................            10,667            2,673
Fractional Undivided Interest in Trust per Unit......................................          1/10,667          1/2,673
Public Offering Price:
      Aggregate Bid Price of Securities in Portfolio.................................   $ 10,441,978.75   $ 2,572,189.20
      Aggregate Bid Price of Securities per Unit.....................................   $        978.90   $       962.29
      Sales charge 4.931% (4.70% of Public Offering Price excluding principal cash) for the IM-IT Trust and 5.152% (4.90% of Public Offering Price excluding principal
      cash) for the Missouri IM-IT Trust.............................................   $         48.27   $        49.41
      Principal Cash per Unit........................................................   $           .16   $        (3.21)
      Public Offering Price per Unit (1).............................................   $      1,027.33   $     1,008.49
Redemption Price per Unit............................................................   $        979.06   $       959.08
Excess of Public Offering Price per Unit over Redemption Price per Unit..............   $         48.27   $        49.41
Minimum Value of the Trust under which Trust Agreement may be terminated.............   $  2,187,000.00   $   531,000.00
Annual Premium on Portfolio Insurance................................................   $            --   $           --
Evaluator's Annual Evaluation Fee (3)................................................   $         3,785   $          908
Special Information
Calculation of Estimated Net Annual Unit Income:
      Estimated Annual Interest Income per Unit......................................   $         47.19   $        46.50
      Less: Estimated Annual Expense excluding Insurance.............................   $          1.94   $         2.67
      Less: Annual Premium on Portfolio Insurance....................................   $            --   $           --
      Estimated Net Annual Interest Income per Unit..................................   $         45.25   $        43.83
Calculation of Estimated Interest Earnings per Unit:
      Estimated Net Annual Interest Income...........................................   $         45.25   $        43.83
      Divided by 12..................................................................   $          3.77   $         3.65
Estimated Daily Rate of Net Interest Accrual per Unit................................   $        .12569   $       .12174
Estimated Current Return Based on Public Offering Price (2)..........................              4.41%            4.33%
Estimated Long-Term Return (2).......................................................              3.57%            3.70%

--------------------------------------------------------------------------------

(1) Plus accrued interest to the date of settlement (three business days after purchase) of $3.65 and $3.53 for the IM-IT and Missouri IM-IT Trusts, respectively.

(2) The Estimated Current Returns and Estimated Long-Term Returns are described under "Estimated Current and Long-Term Returns" in Part II.

(3) Notwithstanding information to the contrary in Part II of this Prospectus, as compensation for its services, the Evaluator shall receive a fee of $.36 per $1,000 principal amount of Bonds per Trust annually. This fee may be adjusted for increases in consumer prices for services under the category
     "All Services Less Rent of Shelter" in the Consumer Price Index.

(4) Notwithstanding anything to the contrary in Prospectus Part II, the Supervisor is Van Kampen Asset Management.

             Summary of Essential Financial Information (continued)

   Evaluations for purpose of sales, purchase or redemption of Units are made as of the close of trading on the New York Stock Exchange on days such Exchange is open next following receipt of an order for a sale or purchase of Units or receipt by The Bank of New York of Units tendered for redemption.

Minimum Principal Distribution...........  $1.00 per Unit
Date of Deposit..........................  September 23, 2003
Supervisor's Annual Supervisory Fee......  Maximum of $.25 per Unit
Sponsor's Annual Bookkeeping
   and Administrative Services Fee.......  Maximum of $.15 per Unit


Record and Computation Dates.............  TENTH day of the month as follows:
                    monthly - each month; semi-annual - June and December for the IM-IT Trust and January and July for the Missouri IM-IT Trust.

Distribution Dates.......................  TWENTY-FIFTH day of the month as follows: monthly - each month; semi-annual - June and December for the IM-IT Trust and January and July for the Missouri IM-IT Trust.

Trustee's Annual Fee.....................  $.91 and $.51 per $1,000 principal amount of Bonds respectively, for those portions of the Trusts under the monthly and semi-annual distribution plans.

--------------------------------------------------------------------------------
                                    PORTFOLIO
   As of August 31, 2007, the Insured Municipals Income Trust, Series 475 consists of 11 issues which are payable from the income of a specific project or authority. The portfolio is divided by purpose of issue as follows: General Obligation, 2 (21%); General Purpose, 1 (5%); Higher Education, 1 (11%); Public Building, 1 (3%); Retail Electric/Gas/Telephone, 1 (7%); Transportation, 3 (29%) and Water and Sewer, 2 (24%). The portfolio consists of 11 Bond issues in 10 states. See "Portfolio" herein.

   As of August 31, 2007, the Missouri Insured Municipals Income Trust, Series 117 consists of 10 issues which are payable from the income of a specific project or authority. The portfolio is divided by purpose of issue as follows:
Airport, 2 (9%); Health Care, 4 (38%); Public Building, 2 (17%) and Transportation, 2 (36%). See "Portfolio" herein.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Unitholders of Van Kampen Focus Portfolios, Municipal Series 459:
   We have audited the accompanying statements of condition (including the analyses of net assets and the related portfolio schedules) of Van Kampen Focus Portfolios, Municipal Series 459 (IM-IT and Missouri IM-IT Trusts) as of August 31, 2007, and the related statements of operations and changes in net assets for each of the three years in the period ended August 31, 2007. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.
   We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Trust is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of obligations owned at August 31, 2007 by correspondence with the Trustee. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Van Kampen Focus Portfolios, Municipal Series 459 (IM-IT and Missouri IM-IT Trusts) as of August 31, 2007, and the results of its operations and changes in net assets for each of the three years in the period ended August 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

                                                              GRANT THORNTON LLP

   New York, New York
   December 19, 2007

                VAN KAMPEN FOCUS PORTFOLIOS, MUNICIPAL SERIES 459
                             Statements of Condition
                                 August 31, 2007
                                                                                                              Missouri
                                                                                                  IM-IT         IM-IT
                                                                                                  Trust         Trust
                                                                                               -----------  -----------
   Trust property
      Cash..................................................................................   $        --  $        --
      Tax-exempt securities at market value, (cost $10,091,638 and $2,531,506, respectively)
         (note 1) ..........................................................................    10,362,890    2,541,291
      Accrued interest......................................................................        92,893       36,269
      Receivable for securities sold........................................................        10,519           --
                                                                                               -----------  -----------
                                                                                               $10,466,302  $ 2,577,560
                                                                                               ===========  ===========
   Liabilities and interest to Unitholders
      Cash overdraft........................................................................   $    58,257  $    26,124
      Redemptions payable...................................................................            --        3,803
      Interest to Unitholders...............................................................    10,408,045    2,547,633
                                                                                               -----------  -----------
                                                                                               $10,466,302  $ 2,577,560
                                                                                               ===========  ===========

                             Analyses of Net Assets

   Interest of Unitholders (10,705 and 2,678 Units, respectively of fractional undivided interest outstanding)
      Cost to original investors of 11,456 and 2,817 Units, respectively (note 1)...........   $11,456,000  $ 2,817,000
         Less initial underwriting commission (note 3)......................................       561,299      138,021
                                                                                               -----------  -----------
                                                                                                10,894,701    2,678,979
         Less redemption of Units (751 and 139 Units, respectively).........................       738,668      136,970
                                                                                               -----------  -----------
                                                                                                10,156,033    2,542,009
      Undistributed net investment income
         Net investment income..............................................................     2,014,796      478,547
         Less distributions to Unitholders..................................................     1,971,949      468,434
                                                                                               -----------  -----------
                                                                                                    42,847       10,113
      Realized gain (loss) on Bond sale or redemption.......................................        15,858        3,451
      Unrealized appreciation (depreciation) of Bonds (note 2)..............................       271,252        9,785
      Distributions to Unitholders of Bond sale or redemption proceeds......................       (77,945)     (17,725)
                                                                                               -----------  -----------
            Net asset value to Unitholders..................................................   $10,408,045  $ 2,547,633
                                                                                               ===========  ===========
   Net asset value per Unit (Units outstanding of 10,705 and 2,678, respectively)...........   $    972.26  $    951.32
                                                                                               ===========  ===========


   The accompanying notes are an integral part of these financial statements.

                   INSURED MUNICIPALS INCOME TRUST, SERIES 475
                            Statements of Operations
                             Years ended August 31,
                                                                                     2005         2006         2007
                                                                                 ------------  ------------ -----------
   Investment income
      Interest income..........................................................   $   541,263  $   531,574  $   514,317
      Expenses
         Trustee fees and expenses.............................................        14,363       15,409       16,206
         Evaluator fees........................................................         3,930        3,889        3,785
         Insurance expense.....................................................            --           --           --
         Supervisory fees......................................................         1,561        1,600        1,554
                                                                                 ------------  ------------ -----------
            Total expenses.....................................................        19,854       20,898       21,545
                                                                                 ------------  ------------ -----------
         Net investment income.................................................       521,409      510,676      492,772
   Realized gain (loss) from Bond sale or redemption
      Proceeds.................................................................       154,025      201,819      433,557
      Cost.....................................................................       150,037      200,292      422,675
                                                                                 ------------  ------------ -----------
         Realized gain (loss)..................................................         3,988        1,527       10,882
   Net change in unrealized appreciation (depreciation) of Bonds...............       441,134     (147,039)    (158,341)
                                                                                 ------------  ------------ -----------
         NET INCREASE (DECREASE) IN NET ASSETS RESULTING
            FROM OPERATIONS....................................................   $   966,531  $   365,164  $   345,313
                                                                                 ============  ============ ===========

                       Statements of Changes in Net Assets
                             Years ended August 31,

                                                                                     2005         2006         2007
                                                                                 ------------  ------------ -----------
   Increase (decrease) in net assets Operations:
      Net investment income....................................................   $   521,409  $   510,676  $   492,772
      Realized gain (loss) on Bond sale or redemption..........................         3,988        1,527       10,882
      Net change in unrealized appreciation (depreciation) of Bonds............       441,134     (147,039)    (158,341)
                                                                                 ------------  ------------ -----------
         Net increase (decrease) in net assets resulting from operations.......       966,531      365,164      345,313
   Distributions to Unitholders from:
      Net investment income....................................................      (522,352)    (512,391)    (492,948)
      Bonds sale or redemption proceeds........................................       (12,718)     (39,027)     (26,200)
      Redemption of Units......................................................      (134,876)    (170,110)    (405,342)
                                                                                 ------------  ------------ -----------
         Total increase (decrease).............................................       296,585     (356,364)    (579,177)
   Net asset value to Unitholders
      Beginning of period......................................................    11,047,001   11,343,586   10,987,222
                                                                                 ------------  ------------ -----------
      End of period (including undistributed net investment income of
         $44,738, $43,023 and $42,847, respectively)...........................   $11,343,586  $10,987,222  $10,408,045
                                                                                 ============  ============ ===========


   The accompanying notes are an integral part of these financial statements.

              MISSOURI INSURED MUNICIPALS INCOME TRUST, SERIES 117
                            Statements of Operations
                             Years ended August 31,
                                                                                     2005         2006         2007
                                                                                 ------------  ------------ -----------
   Investment income
      Interest income..........................................................   $   130,052  $   125,824  $   124,490
      Expenses
         Trustee fees and expenses.............................................         4,848        5,384        5,668
         Evaluator fees........................................................           956          934          908
         Insurance expense.....................................................            --           --           --
         Supervisory fees......................................................           386          386          419
                                                                                 ------------  ------------ -----------
            Total expenses.....................................................         6,190        6,704        6,995
                                                                                 ------------  ------------ -----------
         Net investment income.................................................       123,862      119,120      117,495
   Realized gain (loss) from Bond sale or redemption
      Proceeds.................................................................        89,940       46,110       14,872
      Cost.....................................................................        86,829       45,718       14,924
                                                                                 ------------  ------------ -----------
         Realized gain (loss)..................................................         3,111          392          (52)
   Net change in unrealized appreciation (depreciation) of Bonds...............        95,762      (46,160)     (60,843)
                                                                                 ------------  ------------ -----------
         NET INCREASE (DECREASE) IN NET ASSETS RESULTING
            FROM OPERATIONS....................................................   $   222,735  $    73,352  $    56,600
                                                                                 ============  ============ ===========

                       Statements of Changes in Net Assets
                             Years ended August 31,

                                                                                     2005         2006         2007
                                                                                 ------------  ------------ -----------
   Increase (decrease) in net assets Operations:
      Net investment income....................................................   $   123,862  $   119,120  $   117,495
      Realized gain (loss) on Bond sale or redemption..........................         3,111          392          (52)
      Net change in unrealized appreciation (depreciation) of Bonds............        95,762      (46,160)     (60,843)
                                                                                 ------------  ------------ -----------
         Net increase (decrease) in net assets resulting from operations.......       222,735       73,352       56,600
   Distributions to Unitholders from:
      Net investment income....................................................      (123,773)    (119,541)    (117,308)
      Bonds sale or redemption proceeds........................................            --      (10,484)      (7,241)
      Redemption of Units......................................................       (84,486)     (41,825)     (10,659)
                                                                                 ------------  ------------ -----------
         Total increase (decrease).............................................        14,476      (98,498)     (78,608)
   Net asset value to Unitholders
      Beginning of period......................................................     2,710,263    2,724,739    2,626,241
                                                                                 ------------  ------------ -----------
      End of period (including undistributed net investment income of
         $10,347, $9,926 and $10,113, respectively)............................   $ 2,724,739  $ 2,626,241  $ 2,547,633
                                                                                 ============  ============ ===========

   The accompanying notes are an integral part of these financial statements.

VAN KAMPEN FOCUS PORTFOLIOS, MUNICIPAL SERIES 459
INSURED MUNICIPALS INCOME TRUST                                               PORTFOLIO SCHEDULE AS OF AUGUST 31, 2007
----------------------------------------------------------------------------------------------------------------------
 PORT-                                                                                      REDEMPTION         MARKET
FOLIO       AGGREGATE                                                            RATING       FEATURE           VALUE
 ITEM       PRINCIPAL   NAME OF ISSUER, TITLE, INTEREST RATE AND MATURITY DATE  (NOTE 2)      (NOTE 2)        (NOTE 1)
----------------------------------------------------------------------------------------------------------------------
   A     $     500,000  South Carolina, State Public Service Authority Refunding
                         Revenue Bonds, Series A (AMBAC Assurance Insured)                2013 @ 100
                         4.750% Due 01/01/32                                     AAA      2028 @ 100 S.F. $    494,985
----------------------------------------------------------------------------------------------------------------------
   B         1,100,000  College of Charleston, South Carolina, Higher Education
                         Facilities, Revenue Bonds, Series C (FGIC Insured)               2012 @ 100
                         5.000% Due 04/01/32                                    Aaa*      2028 @ 100 S.F.    1,110,714
----------------------------------------------------------------------------------------------------------------------
   C           900,000  California, General Obligation Bonds
                         5.000% Due 02/01/33                                     AAA      2013 @ 100           915,633
----------------------------------------------------------------------------------------------------------------------
   D           665,000  Richland, Washington, Electric Revenue Bonds, Series A
                         (FSA Insured)                                                    2013 @ 100
                         4.750% Due 11/01/33                                     AAA      2024 @ 100 S.F.      656,129
----------------------------------------------------------------------------------------------------------------------
   E           300,000  Denver, Colorado, Convention Center Hotel Authority,
                         Revenue Bonds, Series A (XL Capital                              2013 @ 100
                         Assurance Insured)                                               2029 @ 100 S.F.
                         5.000% Due 12/01/33                                    Aaa*      2013 @ 100 P.R.      319,329
----------------------------------------------------------------------------------------------------------------------
   F         1,000,000  Massachusetts, State Turnpike Authority, Highway System
                         Revenue Bonds, Subordinate Series A (AMBAC
                         Assurance Insured)                                               2009 @ 101
                         5.000% Due 01/01/39                                     AAA      2035 @ 100 S.F.    1,004,300
----------------------------------------------------------------------------------------------------------------------
   G         1,230,000  Chicago, Illinois, Project and Refunding General Obligation       2011 @ 101
                         Bonds, Series A (MBIA Insured)                                   2039 @ 100 S.F.
                         5.000% Due 01/01/41                                     AAA      2015 @ 100 P.R.    1,283,837
----------------------------------------------------------------------------------------------------------------------
   H           940,000  Pennsylvania, Turnpike Commission, Registration Fee Revenue       2011 @ 101
                         Bonds, Series 2001 (AMBAC Assurance Insured)                     2034 @ 100 S.F.
                         5.000% Due 07/15/41                                     AAA      2011 @ 101 P.R.      991,897
----------------------------------------------------------------------------------------------------------------------
   I         1,250,000  Baltimore, Maryland, Project Revenue Refunding Bonds,
                         Water Projects, Series A (FGIC Insured)                          2012 @ 100
                         5.125% Due 07/01/42                                     AAA      2033 @ 100 S.F.    1,263,975
----------------------------------------------------------------------------------------------------------------------
   J         1,000,000  Texas State Turnpike Authority, Central Texas Turnpike System
                         Revenue Bonds, First Tier, Series A (AMBAC
                         Assurance Insured)                                               2012 @ 100
                         5.000% Due 08/15/42                                     AAA      2040 @ 100 S.F.    1,005,640
----------------------------------------------------------------------------------------------------------------------
   K         1,245,000  Birmingham, Alabama, Waterworks and Sewer Board, Water            2013 @ 100
                         and Sewer Revenue Bonds, Series B (MBIA Insured)                 2038 @ 100 S.F.
                         5.000% Due 01/01/43                                     AAA      2013 @ 100 P.R.    1,316,451
         -------------                                                                                    ------------
         $  10,130,000                                                                                    $ 10,362,890
         =============                                                                                    ============

--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

VAN KAMPEN FOCUS PORTFOLIOS, MUNICIPAL SERIES 459
MISSOURI INSURED MUNICIPALS INCOME TRUST                                      PORTFOLIO SCHEDULE AS OF AUGUST 31, 2007
----------------------------------------------------------------------------------------------------------------------
 PORT-                                                                                      REDEMPTION         MARKET
FOLIO       AGGREGATE                                                            RATING       FEATURE           VALUE
 ITEM       PRINCIPAL   NAME OF ISSUER, TITLE, INTEREST RATE AND MATURITY DATE  (NOTE 2)      (NOTE 2)        (NOTE 1)
----------------------------------------------------------------------------------------------------------------------
   A     $     290,000  Lafayette County, Missouri, Public Facilities Authority,
                         Leasehold Revenue Bonds (Justice Center Project)
                         FGIC Insured                                                     2013 @ 100
                         4.500% Due 12/01/22                                     AAA      2018 @ 100 S.F. $    285,267
----------------------------------------------------------------------------------------------------------------------
   B           135,000  Missouri, Public Buildings Board, State Office Building,
                         Special Obligation Revenue Bonds, Series A
                         (MBIA Insured)
                         5.000% Due 05/01/25                                     AAA      2011 @ 100           137,022
----------------------------------------------------------------------------------------------------------------------
   C           105,000  St. Louis, Missouri, Airport Revenue Bonds, Airport               2011 @ 100
                         Development Program, Series A (MBIA Insured)                     2023 @ 100 S.F.
                         5.000% Due 07/01/26                                     AAA      2011 @ 100 P.R.      109,831
----------------------------------------------------------------------------------------------------------------------
   D           100,000  Jackson County, Missouri, Special Obligation Revenue Bonds
                         (MBIA Insured)                                                   2012 @ 100
                         5.000% Due 12/01/27                                    Aaa*      2023 @ 100 S.F.      101,700
----------------------------------------------------------------------------------------------------------------------
   E           500,000  University of Missouri, Health Facilities Revenue Bonds
                         (University of Missouri Health System) Series 1998A              2008 @ 100
                         (AMBAC Assurance Insured)                                        2019 @ 100 S.F.
                         5.125% Due 11/01/28                                     AAA      2008 @ 100 P.R.      507,865
----------------------------------------------------------------------------------------------------------------------
   F           120,000  North Kansas City, Missouri, Hospital Revenue Bonds, North
                         Kansas City Hospital, Series A (FSA Insured)                     2013 @ 100
                         5.000% Due 11/15/28                                     AAA      2025 @ 100 S.F.      122,039
----------------------------------------------------------------------------------------------------------------------
   G           115,000  St. Louis, Missouri, Airport Revenue Bonds, Airport               2011 @ 100
                         Development Program, Series A (MBIA Insured)                     2027 @ 100 S.F.
                         5.250% Due 07/01/31                                     AAA      2011 @ 100 P.R.      121,310
----------------------------------------------------------------------------------------------------------------------
   H           500,000  Missouri & Illinois, Bi-State Development Authority,
                         Metropolitan District, Revenue Bonds (Metrolink
                         Cross Country Project) Series B (FSA Insured)                    2013 @ 100
                         5.000% Due 10/01/32                                     AAA      2024 @ 100 S.F.      506,255
----------------------------------------------------------------------------------------------------------------------
   I           250,000  North Kansas City, Missouri, Hospital Revenue Bonds, North
                         Kansas City Hospital, Series A (FSA Insured)                     2013 @ 100
                         5.125% Due 11/15/33                                     AAA      2029 @ 100 S.F.      254,030
----------------------------------------------------------------------------------------------------------------------
   J           395,000  Puerto Rico Commonwealth, Highway and Transportation
                         Authority, Transportation Revenue Bonds, Series A
                         (MBIA Insured)                                                   2018 @ 100
                         4.750% Due 07/01/38                                     AAA      2029 @ 100 S.F.      395,972
         -------------                                                                                    ------------
         $   2,510,000                                                                                    $  2,541,291
         =============                                                                                    ============

--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                VAN KAMPEN FOCUS PORTFOLIOS, MUNICIPAL SERIES 459
                          Notes to Financial Statements
                         August 31, 2005, 2006 and 2007

--------------------------------------------------------------------------------

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
   Security Valuation - Tax-exempt municipal securities are stated at the value determined by the Evaluator. The Evaluator may determine the value of the Bonds
(1) on the basis of current bid prices of the Bonds obtained from dealers or brokers who customarily deal in Bonds comparable to those held by each of the Trusts, (2) on the basis of bid prices for comparable Bonds, (3) by determining the value of the Bonds by appraisal or (4) by any combination of the above.

   Security Cost - The original cost to each of the Trusts (IM-IT and Missouri IM-IT) was based on the determination by J.J. Kenny Co. of the offering prices of the Bonds on the date of deposit (September 23, 2003). Since the valuation is based upon the bid prices, such Trusts (IM-IT and Missouri IM-IT) recognized downward adjustments of $108,469 and $17,623, respectively, on the date of deposit resulting from the difference between the bid and offering prices. These downward adjustments were included in the aggregate amount of unrealized depreciation reported in the financial statements for each Trust for the period ended August 31, 2004.

   Unit Valuation - The redemption price per Unit is the pro rata share of each Unit in each Trust based upon (1) the cash on hand in such Trust or monies in the process of being collected, (2) the Bonds in such Trust based on the value determined by the Evaluator and (3) interest accrued thereon, less accrued expenses of the Trust, if any.

   Federal Income Taxes - The Trust is not a taxable entity for Federal income tax purposes. Each Unitholder is considered to be the owner of a pro rata portion of such Trust and, accordingly, no provision has been made for Federal income taxes.

   Other - The financial statements are presented on the accrual basis of accounting. Any realized gains or losses from securities transactions are reported on an identified cost basis.

NOTE 2 - PORTFOLIO
   Ratings - The source of all ratings, exclusive of those designated N/R or * is Standard & Poor's, A Division of the McGraw-Hill Companies. Ratings marked * are by Moody's Investors Service, Inc. as these Bonds are not rated by Standard & Poor's, A Division of the McGraw-Hill Companies. N/R indicates that the Bond is not rated by Standard & Poor's, A Division of the McGraw-Hill Companies or Moody's Investors Service, Inc. The ratings shown represent the latest published ratings of the Bonds. For a brief description of rating symbols and their related meanings, see "Description of Securities Ratings" in the Information Supplement.

   Redemption Feature - There is shown under this heading the year in which each issue of Bonds is initially or currently callable and the call price for that year. Each issue of Bonds continues to be callable at declining prices thereafter (but not below par value) except for original issue discount Bonds which are redeemable at prices based on the issue price plus the amount of original issue discount accreted to redemption date plus, if applicable, some premium, the amount of which will decline in subsequent years. "S.F." indicates a sinking fund is established with respect to an issue of Bonds. "P.R." indicates a bond has been prerefunded. Redemption pursuant to call provisions generally will, and redemption pursuant to sinking fund provisions may, occur at times when the redeemed Bonds have an offering side evaluation which represents a premium over par. To the extent that the Bonds were deposited in the Trust at a price higher than the price at which they are redeemed, this will represent a loss of capital when compared with the original Public Offering Price of the Units. Conversely, to the extent that the Bonds were acquired at a price lower than the redemption price, this will represent an increase in capital when compared with the original Public Offering Price of the Units. Distributions will generally be reduced by the amount of the income which would otherwise have been paid with respect to redeemed Bonds and there will be distributed to Unitholders the principal amount in excess of $1 per Unit semi-annually and any premium received on such redemption. However, should the amount available for distribution in the Principal Account exceed $10.00 per Unit, the Trustee will make a special distribution from the Principal Account on the next succeeding monthly distribution date to holders of record on the related monthly record date. The Estimated Current Return in this event may be affected by such redemptions. For the Federal tax effect on Unitholders of such redemptions and resultant distributions, see "Federal Tax Status" in Part II.

   Insurance - Insurance coverage providing for the timely payment when due of all principal and interest on the Bonds in the IM-IT and Missouri IM-IT Trusts has been obtained by the Trusts or by one of the Preinsured Bond Insurers (as indicated in the Bond name). Such insurance does not guarantee the market value of the Bonds or the value of the Units. For Bonds covered under the Trust's insurance policy the insurance is effective only while Bonds thus insured are held in the Trust and the insurance premium, which is a Trust obligation, is paid on a monthly basis. The premium for insurance which has been obtained from various insurance companies by the issuer of the Bond involved is payable by the issuer.

NOTE 2 - PORTFOLIO (continued)
   An Accounting and Auditing Guide issued by the American Institute of Certified Public Accountants states that, for financial reporting purposes, insurance coverage of the type acquired by the Trust does not have any measurable value in the absence of default of the underlying Bonds or indication of the probability of such default. In the opinion of the Evaluator, there is no indication of a probable default of Bonds in the portfolio as of the date of these financial statements.

   Unrealized Appreciation and Depreciation - An analysis of net unrealized appreciation (depreciation) at August 31, 2007 is as follows:

                                                    Missouri
                                    IM-IT            IM-IT
                                    Trust            Trust
                                  ---------        ---------
   Unrealized Appreciation        $ 273,527        $  13,154
   Unrealized Depreciation           (2,275)          (3,369)
                                  ---------        ---------
                                  $ 271,252        $   9,785
                                  =========        =========

NOTE 3 - OTHER
   Marketability - Although it is not obligated to do so, the Sponsor intends to maintain a market for Units and to continuously offer to purchase Units at prices, subject to change at any time, based upon the aggregate bid price of the Bonds in the portfolio of each Trust, plus interest accrued to the date of settlement. If the supply of Units exceeds demand, or for other business reasons, the Sponsor may discontinue purchases of Units at such prices. In the event that a market is not maintained for the Units, a Unitholder desiring to dispose of his Units may be able to do so only by tendering such Units to the Trustee for redemption at the redemption price.

   Cost to Investors - The cost to original investors was based on the Evaluator's determination of the aggregate offering price of the Bonds per Unit on the date of an investor's purchase, plus a sales charge of 4.9% of the public offering price which is equivalent to 5.152% of the aggregate offering price of the Bonds. The secondary market cost to investors is based on the Evaluator's determination of the aggregate bid price of the Bonds per Unit on the date of an investor's purchase plus a sales charge based upon the years to average maturity of the Bonds in the portfolio. The sales charge ranges from 1.0% of the public offering price (1.010% of the aggregate bid price of the Bonds) for a Trust with a portfolio with less than two years to average maturity to 5.40% of the public offering price (5.708% of the aggregate bid price of the Bonds) for a Trust with a portfolio with twenty-one or more years to average maturity.

   Compensation of Evaluator and Supervisor - The Supervisor receives a fee for providing portfolio supervisory services for the Trust ($.25 per Unit, not to exceed the aggregate cost of the Supervisor for providing such services to the Trust). In addition, the Evaluator receives an annual fee for regularly evaluating each of the Trust's portfolios. Both fees may be adjusted for increases under the category "All Services Less Rent of Shelter" in the Consumer Price Index.

NOTE 4 - REDEMPTION OF UNITS
   Units were presented for redemption as follows:

                                         Years ended August 31,
                                 2005             2006              2007
                            --------------   --------------    --------------
   IM-IT Trust                    137              174               410
   Missouri IM-IT Trust           85               43                11

NOTE 5 - FINANCIAL HIGHLIGHTS

IM-IT/475
                                                               2004 (c)         2005           2006           2007
                                                              ------------   ------------  ------------   ------------
Per Share Operating Performance:
   Net asset value, beginning of period....................  $      951.00  $      966.83 $    1,004.84  $      988.50
                                                              ------------   ------------  ------------   ------------
   Income from investment operations:
      Net investment income................................          42.81          45.84         45.55          45.31
      Net realized and unrealized gain (loss)
        on investment transactions (a).....................          11.84          39.22       (12.71)        (13.81)
                                                              ------------   ------------  ------------   ------------
   Total from investment operations........................          54.65          85.06         32.84          31.50
                                                              ------------   ------------  ------------   ------------
Distributions to Unitholders from:
   Net investment income...................................        (38.82)        (45.93)       (45.70)        (45.33)
   Bond sale and redemption proceeds.......................             --         (1.12)        (3.48)         (2.41)
                                                              ------------   ------------  ------------   ------------
   Total distributions to Unitholders......................        (38.82)        (47.05)       (49.18)        (47.74)
                                                              ------------   ------------  ------------   ------------
   Net asset value, end of period..........................  $      966.83  $    1,004.84 $      988.50  $      972.26
                                                              ============   ============  ============   ============
Total Return (b):..........................................          5.54%          9.02%         3.43%          3.19%
Ratios as a Percentage of Average Net Assets (b):
   Expenses................................................          0.16%          0.18%         0.19%          0.20%
   Net investment income...................................          4.47%          4.68%         4.65%          4.60%

--------------------------------------------------------------------------------

(a) Realized and unrealized gains and losses per unit include the balancing amounts necessary to reconcile the change in net asset value per unit. The per unit amount may be significantly affected based on the changes in units outstanding during the period.

(b)  Not annualized for periods less than one year.

(c)  For the period from September 23, 2003 (date of deposit) through August 31,
     2004.

NOTE 5 - FINANCIAL HIGHLIGHTS (continued)

Missouri IM-IT/117
                                                               2004 (c)         2005           2006           2007
                                                              ------------   ------------  ------------   ------------
Per Share Operating Performance:
   Net asset value, beginning of period....................  $      951.00  $      962.11 $      997.34  $      976.66
                                                              ------------   ------------  ------------   ------------
   Income from investment operations:
      Net investment income................................          41.91          44.49         44.01          43.78
      Net realized and unrealized gain (loss)
        on investment transactions (a).....................           7.47          35.20       (16.66)        (22.71)
                                                              ------------   ------------  ------------   ------------
   Total from investment operations........................          49.38          79.69         27.35          21.07
                                                              ------------   ------------  ------------   ------------
Distributions to Unitholders from:
   Net investment income...................................        (38.27)        (44.46)       (44.16)        (43.71)
   Bond sale and redemption proceeds.......................             --             --        (3.87)         (2.70)
                                                              ------------   ------------  ------------   ------------
   Total distributions to Unitholders......................        (38.27)        (44.46)       (48.03)        (46.41)
                                                              ------------   ------------  ------------   ------------
   Net asset value, end of period..........................  $      962.11  $      997.34 $      976.66  $      951.32
                                                              ============   ============  ============   ============
Total Return (b):..........................................          4.95%          8.45%         2.89%          2.14%
Ratios as a Percentage of Average Net Assets (b):
   Expenses................................................          0.16%          0.23%         0.26%          0.27%
   Net investment income...................................          4.40%          4.56%         4.54%          4.51%

--------------------------------------------------------------------------------

(a) Realized and unrealized gains and losses per unit include the balancing amounts necessary to reconcile the change in net asset value per unit. The per unit amount may be significantly affected based on the changes in units outstanding during the period.

(b)  Not annualized for periods less than one year.

(c)  For the period from September 23, 2003 (date of deposit) through August 31,
     2004.

                                                                       CMSPRO459


                               Prospectus Part II


                                 September 2007


                         Insured Municipals Income Trust

                       Investors' Quality Tax-Exempt Trust

                          Van Kampen Focus Portfolios,
                                Municipal Series

                             Van Kampen Unit Trusts,
                                Municipal Series



                   A convenient way to invest in a diversified
                     portfolio of tax-exempt municipal bonds


                       This prospectus contains two parts.


                     No one may use this Prospectus Part II
                    unless accompanied by Prospectus Part I.



       You should read this prospectus and retain it for future reference.

--------------------------------------------------------------------------------

   The Securities and Exchange Commission has not approved or disapproved of the Trust Units or passed upon the adequacy or accuracy of this prospectus.

               Any contrary representation is a criminal offense.




Van Kampen
Investments




THE TRUSTS
--------------------------------------------------------------------------------

   The Fund. Your Trust is one of several unit investment trusts created under the name Insured Municipals Income Trust, Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Van Kampen Focus Portfolios, Municipal Series or Van Kampen Unit Trusts, Municipal Series (the "Fund"). The Fund was created under the laws of the State of New York pursuant to a Trust Indenture and Agreement (the "Trust Agreement"), dated the Date of Deposit among Van Kampen Funds Inc., as Sponsor, Standard & Poor's Securities Evaluations, Inc., as Evaluator, Van Kampen Asset Management, as Supervisor, and The Bank of New York, as Trustee, or their predecessors.

   The Fund consists of separate portfolios of interest-bearing obligations issued by or on behalf of states and territories of the United States, and political subdivisions and authorities thereof, the interest on which is, in the opinion of recognized bond counsel to the issuing authorities, excludable from gross income for Federal income tax purposes under existing law. All issuers of bonds in a State Trust are located in the state for which the Trust is named or in United States territories or possessions and their public authorities; consequently, in the opinion of recognized bond counsel to the bond issuers, the interest earned on the bonds is exempt to the extent indicated herein from state and local taxes. Further, in the opinion of bond counsel to the respective issuers, the interest income of each bond in a U.S. Territorial IM-IT Trust is exempt from state, Commonwealth of Puerto Rico and local income taxation. Interest on certain bonds in a National Quality AMTTrust may be a preference item for purposes of the alternative minimum tax. Accordingly, a National Quality AMTTrust may be appropriate only for investors who are not subject to the alternative minimum tax. Trusts that hold only insured bonds or bonds that are insured under a portfolio insurance policy are referred to herein as "Insured Trusts". "Long-Term Trust" refers to IM-IT, Investment Grade Municipal, U.S. Territorial IM-IT, Long-Term State and National Quality Trusts. "Intermediate-Term Trust" refers to Strategic Municipal Trust Intermediate Series, State Intermediate Trusts and State Intermediate Laddered Maturity Trusts. Trusts that are named for a particular state are referred to herein as "State Trusts". "State Intermediate Trust" refers to a State Trust which is designated as an "intermediate series" in the name of such Trust. "State Intermediate Laddered Maturity Trust" refers to a State Trust which is designated as an "intermediate laddered maturity series" in the name of such Trust. State Trusts, other than State Intermediate Laddered Maturity Trusts or State Intermediate Trusts, are referred to herein as "Long-Term State Trusts".

   On the Date of Deposit, the Sponsor deposited the bonds with the Trustee. The bonds initially consisted of delivery statements relating to contracts for their purchase and cash, cash equivalents and/or irrevocable letters of credit issued by a financial institution. Thereafter, the Trustee, in exchange for the bonds, delivered to the Sponsor evidence of ownership of the Units.

   The portfolio of any IM-IT, Investment Grade Municipal, IM-IT Discount, U.S. Territorial IM-IT, Long-Term State or National Quality Trust consists of bonds maturing approximately 15 to 40 years from the Date of Deposit. The approximate range of maturities from the Date of Deposit for bonds in any IM-IT Laddered Series, IM-IT Limited Maturity Trust, IM-IT Intermediate Trust, Strategic Municipal Trust Intermediate Series, State Intermediate Laddered Maturity Trust and IM-IT Short Intermediate Trust is 10 to 30 years, 12 to 15 years, 5 to 15 years, 5 to 15 years, 5 to 10 years and 3 to 7 years, respectively. The portfolio of any IM-IT Laddered Series is structured so that approximately 20% of the bonds will mature every five years, beginning in approximately the tenth year of the Trust, entitling each Unitholder to return of principal. The portfolio of any State Intermediate Laddered Maturity Trust is structured so that approximately 20% of the bonds will mature each year, beginning in approximately the fifth year of the Trust, entitling each Unitholder to a return of principal. This return of principal may offer Unitholders the opportunity to respond to changing economic conditions and to specific financial needs that may arise during the periods of scheduled maturities. However, the flexibility provided by the return of principal may also eliminate a Unitholder's ability to reinvest at a rate as high as the yield on the bonds which matured.

   Each Unit represents a fractional undivided interest in the principal and net income of a Trust. To the extent that any Units are redeemed by the Trustee, the fractional undivided interest in a Trust represented by each Unit will increase, although the actual interest in the Trust will remain unchanged. Units will remain outstanding until redeemed by Unitholders or until the termination of the Trust Agreement.

   Objectives and Bond Selection. The Trusts seek to provide Federal tax-exempt income and, in the case of most State Trusts, Federal and state tax-exempt income taxation and to preserve capital. The Trusts invest in portfolios of municipal bonds issued by or on behalf of states and territories of the United States, and political subdivisions and authorities thereof, the interest on which is, in the opinion of recognized bond counsel to the issuing authorities, excludable from gross income for federal and, for State Trusts, state personal income tax purposes under existing law. An IM-IT Laddered Series has additional objectives of providing protection against changes in interest rates and investment flexibility through an investment in a laddered portfolio of interest-bearing obligations with maturities ranging from approximately 10 to 30 years in which roughly 20% of the bonds mature every five years beginning in approximately the tenth year of the Trust. A State Intermediate Laddered Maturity Trust has additional objectives of providing protection against changes in interest rates and investment flexibility through an investment in a laddered portfolio of intermediate-term interest-bearing obligations with maturities ranging from approximately 5 to 10 years in which roughly 20% of the bonds mature each year beginning in approximately the fifth year of the Trust. There is, of course, no guarantee that the Trusts will achieve their objectives. A Trust may be an appropriate investment vehicle for investors who desire to participate in a portfolio of tax-exempt fixed income bonds with greater diversification than they might be able to acquire individually. Insurance guaranteeing the timely payment, when due, of all principal and interest on the bonds in each Insured Trust has been obtained from a municipal bond insurance company. For information relating to insurance on the bonds, see "Insurance on the Bonds in the Insured Trusts". In addition, these bonds are often not available in small amounts.

   In selecting bonds for the Trusts, the Sponsor considered the following factors, among others: (a) with respect to Insured Trusts, the bonds must be insured with a Standard & Poor's rating of AAA or a Moody's Investor Service, Inc. ("Moody's") rating of Aaa, with respect to all Quality Trusts, the bonds must have a Standard & Poor's rating of at least "A-", a Moody's rating of at least "A3" or, if not rated, credit characteristics sufficiently similar to those of comparable bonds that were so rated as to be acceptable for acquisition by a Trust in the opinion of the Sponsor, and with respect to all other Trusts, either the Standard & Poor's rating of the bonds was not less than "BBB-", or the Moody's rating of the bonds was not less than "Baa3", including provisional or conditional ratings, respectively, (or, if not rated, the bonds had credit characteristics sufficiently similar to the credit characteristics of interest-bearing tax-exempt bonds that were so rated as to be acceptable for acquisition by a Trust in the opinion of the Sponsor), (b) the prices of the bonds relative to other bonds of comparable quality and maturity, (c) the current income provided by the bonds, (d) the diversification of bonds as to purpose of issue and location of issuer and (e) the probability of early return of principal or high legal or event risk. After the Date of Deposit, a bond may cease to be rated or its rating may be reduced below the minimum required as of the Date of Deposit. Neither event requires elimination of a bond from a Trust but may be considered in the Sponsor's determination as to whether or not to direct the Trustee to dispose of the bond (see "Trust Administration--Portfolio Administration"). In particular, the ratings of the bonds in an Investment Grade Municipal Trust could fall below "investment grade" (i.e., below "BBB-" or "Baa3") during the Trust's life and the Trust could continue to hold the bonds. See "The Trusts--Risk Factors".

   The Bonds. Your Trust invests in municipal bonds. States, municipalities and public authorities issue these bonds to raise money for a variety of purposes. In selecting bonds, we seek to diversify your portfolio by bond purpose. This section briefly describes different bond types to help you better understand your investment. These bonds are described in greater detail in the Information Supplement. See "Additional Information".

   General obligation bonds are backed by the general taxing power of the issuer. The issuer secures these bonds by pledging its faith, credit and unlimited taxing power for the payment of principal and interest.

   Revenue bonds are payable only from the revenue of a specific project or authority. They are not supported by the issuer's general power to levy taxes. The risk of default in payment of interest or principal increases if the income of the related project falters because that income is the only source of payment. All of the following bonds are revenue bonds:

   Airport bonds are obligations of issuers that own and operate airports. The ability of the issuer to make payments on these bonds primarily depends on the ability of airlines to meet their obligations under use agreements. Due to increased competition, deregulation, increased fuel costs and other factors, some airlines may have difficulty meeting these obligations.

   Bond banks are vehicles that pool various municipal obligations into larger offerings. This reduces the cost of borrowing for the municipalities. The types of financing projects that these obligations support vary.

   Certificates of participation are generally a type of municipal lease obligation. Lease payments of a governmental entity secure payments on these bonds. These payments depend on the governmental entity budgeting appropriations for the lease payments. A governmental body cannot obligate future governments to appropriate for or make lease payments, but governments typically promise to take action necessary to include lease payments in their budgets. If a government fails to budget for or make lease payments, sufficient funds may not exist to pay interest or principal on these bonds.

   Health care bonds are obligations of issuers that derive revenue from hospitals and hospital systems. The ability of these issuers to make payments on bonds depends on factors such as facility occupancy levels, demand for services, competition resulting from hospital mergers and affiliations, the need to reduce costs, government regulation, costs of malpractice insurance and claims, and government financial assistance (such as Medicare and Medicaid).

   Higher education bonds are obligations of issuers that operate universities and colleges. These issuers derive revenues from tuition, dormitories, grants and endowments. These issuers face problems related to declines in the number of college-age individuals, possible inability to raise tuitions and fees, uncertainty of continued federal grants, state funding or donations, and government legislation or regulation.

   Industrial revenue bonds finance the cost of acquiring, building or improving industrial projects. Private corporations usually operate these projects. The ability of the issuer to make payments on these bonds depends on factors such as the creditworthiness of the corporation operating the project, revenues generated by the project, expenses of the project and environmental or other regulatory restrictions.

   Multi-family housing bonds are obligations of issuers that derive revenues from mortgage loans on multiple family residences, retirement housing or housing projects for low to moderate-income families. These bonds are generally pre-payable at any time. It is likely that their life will be less than their stated maturity. The ability of these issuers to make payments on bonds depends on such factors as rental income, occupancy levels, operating expenses, mortgage default rates, taxes, government regulations and appropriation of subsidies.

   Other care bonds include obligations of issuers that derive revenue from mental health facilities, nursing homes and intermediate care facilities. These bonds are similar to health care bonds and the issuers face the same general risks.

   Public building bonds finance the cost of acquiring, leasing, building or improving public buildings such as offices, recreation facilities, convention centers, police stations, correctional institutions and parking garages. The ability of the issuers to make payments on these bonds depends on factors such as the government budgeting sufficient funds to make lease or mortgage payments on the facility, user fees or rents, costs of maintenance and decreases in use of the facility.

   Public education bonds are obligations of issuers that operate primary and secondary schools. The ability of these issuers to make payments on these bonds depends primarily on ad valorem taxes. These issuers may also face problems related to litigation contesting state constitutionality of public education financing.

   Retail electric/gas/telephone bonds are obligations of issuers that derive revenues from the retail sale of utilities to customers. The ability of these issuers to make payments on these bonds depends on factors such as the rates and demand for these utilities, competition, government regulation and rate approvals, overhead expenses and the cost of fuels.

   Single family housing bonds are obligations of issuers that derive revenues from mortgage loans on single family residences. Single family residences generally include one to four-family dwellings. These bonds are similar to multi-family housing bonds and the issuers face the same general risks.

   Tax district bonds are obligations secured by a pledge of taxing power by a municipality, such as tax increment financing or tax allocation bonds. These bonds are similar to general obligation bonds. Unlike general obligation bonds, however, the municipality does not pledge its unlimited taxing power to pay these bonds. Instead, the municipality pledges revenues from a specific tax to pay these bonds. If the tax cannot support payment of interest and principal, a municipality may need to raise the related tax to pay these bonds. An inability to raise the tax could have an adverse affect on these bonds.

   Transportation bonds are obligations of issuers that own and operate public transit systems, ports, highways, turnpikes, bridges and other transportation systems. The ability of these issuers to make payments on these bonds depends on variations in use, the degree of government subsidization, competition from other forms of transportation and increased costs. Port authorities derive revenues primarily from fees imposed on ships using the port facilities. These fees can fluctuate depending on the local economy and competition from air, rail and truck transportation. Increased fuel costs, alternative transportation modes and competition from toll-free bridges and roads will impact revenues of issuers that operate bridges, roads or tunnels.

   Waste disposal bonds are obligations of issuers that derive revenues from resource recovery facilities. These facilities process solid waste, generate steam and convert steam to electricity. These issuers face problems such as costs and delays due to environmental concerns, effects of conservation and recycling, destruction or condemnation of a project, void or unenforceable contracts, changes in the economic availability of raw materials, operating supplies or facilities, and other unavoidable changes that adversely affect operation of a project.

   Water and sewer bonds are obligations of issuers that derive revenues from user fees from the sale of water and sewerage services. These issuers face problems such as the ability to obtain rate increases, population declines, difficulties in obtaining new fresh water supplies and "no-growth" zoning ordinances. These issuers also face many of the same problems of waste disposal issuers.

   Wholesale electric bonds are obligations of issuers that derive revenues from selling electricity to other utilities. The ability of these issuers to make payments on these bonds depends on factors such as the rates and demand for electric utilities, competition, overhead expenses and government regulation and rate approvals.

   More About the Bonds. In addition to describing the purpose of the bonds, other information about the bonds is also listed in the "Portfolio" in Prospectus Part I. This information relates to other characteristics of the bonds. This section briefly describes some of these characteristics.

   Original issue discount bonds were initially issued at a price below their face (or par) value. These bonds typically pay a lower interest rate than comparable bonds that were issued at or above their par value. In a stable interest rate environment, the market value of these bonds tends to increase more slowly in early years and in greater increments as the bonds approach maturity. The issuers of these bonds may be able to call or redeem a bond before its stated maturity date and at a price less than the bond's par value.

   Zero coupon bonds are a type of original issue discount bond. These bonds do not pay any current interest during their life. If an investor own this type of bond, the investor has the right to receive a final payment of the bond's par value at maturity. The price of these bonds often fluctuates greatly during periods of changing market interest rates compared to bonds that make current interest payments. The issuers of these bonds may be able to call or redeem a bond before its stated maturity date and at a price less than the bond's par value.

   "When, as and if issued" bonds are bonds that trade before they are actually issued. This means that the Sponsor can only deliver them to your Trust "when, as and if" the bonds are actually issued. Delivery of these bonds may be delayed or may not occur. Interest on these bonds does not begin accruing to your Trust until the Sponsor delivers the bond to the Trust. You may have to adjust your tax basis if the Sponsor delivers any of these bonds after the expected delivery date. Any adjustment would reflect interest that accrued between the time you purchased your Units and the delivery of the bonds to your Trust. This could lower your first year estimated current return. You may experience gains or losses on these bonds from the time you purchase Units even though your Trust has not yet received them.

   Risk Factors. All investments involve risk. This section describes the main risks that can impact the value of bonds in your Trust. You should understand these risks before you invest. If the value of the bonds falls, the value of your Units will also fall. You can lose money by investing in a Trust. No one can guarantee that your Trust will achieve its objective or that your investment return will be positive over any period. The Information Supplement contains a more detailed discussion of risks related to your investment.

   Market risk is the risk that the value of the bonds in your Trust will fluctuate. This could cause the value of your Units to fall below your original purchase price or below the par value. Market value fluctuates in response to various factors. These can include changes in interest rates, inflation, the financial condition of a bond's issuer or insurer, perceptions of the issuer or insurer, or ratings on a bond. Even though the Supervisor supervises your portfolio, you should remember that no one manages your portfolio. Your Trust will not sell a bond solely because the market value falls as is possible in a managed fund.

   Interest rate risk is the risk that the value of bonds will fall if interest rates increase. Bonds typically fall in value when interest rates rise and rise in value when interest rates fall. Bonds with longer periods before maturity are often more sensitive to interest rate changes.

   Credit risk is the risk that a bond's issuer or insurer is unable to meet its obligation to pay principal or interest on the bond. Call risk is the risk that the issuer prepays or "calls" a bond before its stated maturity. An issuer might call a bond if interest rates fall and the bond pays a higher interest rate or if it no longer needs the money for the original purpose. If an issuer calls a bond, your Trust will distribute the principal to you but your future interest distributions will fall. You might not be able to reinvest this principal at as high a yield. A bond's call price could be less than the price your Trust paid for the bond and could be below the bond's par value. This means that you could receive less than the amount you paid for your units. If enough bonds in your Trust are called, your Trust could terminate early. The first date that the issuer can call each bond in the portfolio is listed in Prospectus Part I along with the price the issuer would have to pay.

   Bond quality risk is the risk that a bond will fall in value if a rating agency decreases the bond's rating.

   Bond concentration risk is the risk that your Trust is less diversified because it concentrates in a particular type of bond. When a certain type of bond makes up 25% or more of a Trust, the Trust is considered to be "concentrated" in that bond type. The different bond types are described under "The Bonds".

   Reduced diversification risk is the risk that your Trust will become smaller and less diversified as bonds are sold, are called or mature. This could increase your risk of loss and increase your share of Trust expenses.

   Liquidity risk is the risk that the value of a bond will fall if trading in the bond is limited or absent. No one can guarantee that a liquid trading market will exist for any bond because these bonds generally trade in the over-the-counter market (they are not listed on a securities exchange).

   Litigation and legislation risk is the risk that future litigation or legislation could affect the value of your Trust. For example, future legislation could reduce tax rates, impose a flat tax, exempt all investment income from tax or change the tax status of the bonds. Litigation could challenge an issuer's authority to issue or make payments on bonds.

   No FDIC Guarantee. An investment in your Trust is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

ESTIMATED CURRENT AND LONG-TERM RETURNS
--------------------------------------------------------------------------------

   The Estimated Current Returns and the Estimated Long-Term Returns are set forth in the Prospectus Part I. Estimated Current Return is calculated by dividing the estimated net annual interest income per Unit by the Public Offering Price. The estimated net annual interest income per Unit will vary with changes in fees and expenses of the Trust and with the principal prepayment, redemption, maturity, exchange or sale of bonds. The Public Offering Price will vary with changes in the price of the bonds. Accordingly, there is no assurance that the present Estimated Current Return will be realized in the future. Estimated Long-Term Return is calculated using a formula which (1) takes into consideration, and determines and factors in the relative weightings of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of the bonds and (2) takes into account the expenses and sales charge associated with Units. Since the value and estimated retirements of the bonds and the expenses of a Trust will change, there is no assurance that the present Estimated Long-Term Return will be realized in the future. The Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of Estimated Long-Term Return reflects the estimated date and amount of principal returned while the Estimated Current Return calculation includes only net annual interest income and Public Offering Price.

PUBLIC OFFERING
--------------------------------------------------------------------------------

   General. Units are offered at the Public Offering Price. The secondary market public offering price is based on the bid prices of the bonds, the sales charge described below, cash, if any, in the Principal Account and accrued interest, if any. The actual sales charge that may be paid by an investor may differ slightly from the sales charges to rounding that occurs in the calculation of the Public Offering Price and in the number of Units purchased. The minimum purchase is one Unit. Certain broker-dealers or selling firms may charge an order handling fee for processing Unit purchases.

   The secondary market sales charge is computed as described in the following table based upon the estimated long-term return life (ELTR Life) of a Trust's portfolio:


            ELTR Life       Sales Charge         ELTR Life          Sales Charge         ELTR Life          Sales Charge
       ------------------  --------------   -------------------   --------------    -------------------   --------------
        1                       1.010%      8                         3.627%        15                        5.042%
        2                       1.523       9                         4.167         16                        5.152
        3                       2.041      10                         4.384         17                        5.263
        4                       2.302      11                         4.603         18                        5.374
        5                       2.564      12                         4.712         19                        5.485
        6                       2.828      13                         4.822         20                        5.597
        7                       3.093      14                         4.932   21 to 30                        5.708


   The ELTR Life represents the estimated life of the bonds in a Trusts' portfolio as determined for purposes of calculating Estimated Long-Term Return. See "Estimated Current and Long-Term Returns". The sales charges in the above table are expressed as a percentage of the aggregate bid prices of the bonds.

   Reducing Your Sales Charge. The Sponsor offers a variety of ways for you to reduce the sales charge that you pay. It is your financial professional's responsibility to alert the Sponsor of any discount when you purchase Units. Before you purchase Units you must also inform your broker-dealer of your qualification for any discount or of any combined purchases to be eligible for a reduced sales charge.

   Fee Accounts. A portion of the sales charge is waived for certain accounts described in this paragraph. Purchases by these accounts are subject only to the portion of the sales charge that is retained by the Sponsor. Please refer to the section called "Fee Accounts" for additional information on these purchases. Units may be purchased in the primary or secondary market at the Public Offering Price less the concession the Sponsor typically allows to brokers and dealers for purchases by investors who purchase Units through registered investment advisers, certified financial planners and registered broker-dealers who in each case either charge periodic fees for brokerage services, financial planning, investment advisory or asset management services, or provide such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" charge is imposed ("Fee Accounts"). The Sponsor reserves the right to limit or deny purchases of Units described in this paragraph by investors or selling firms whose frequent trading activity is determined to be detrimental to a Trust.

   Employees. Employees, officers and directors (including their spouses and children under 21 living in the same household, and trustees, custodians or fiduciaries for the benefit of such persons) of Van Kampen Funds Inc. and its affiliates and dealers and their affiliates may purchase Units at the Public Offering Price less the applicable dealer concession. All employee discounts are subject to the policies of the related selling firm. Only employees, officers and directors of companies that allow their employees to participate in this employee discount program are eligible for the discounts..

   Offering Price. The Public Offering Price of Units will vary from the amounts stated under "Summary of Essential Financial Information" in Prospectus Part I in accordance with fluctuations in the prices of the bonds. The "Evaluation Time" is the close of trading on the New York Stock Exchange on each day that the Exchange is open for trading. Orders received by the Trustee or Sponsor for purchases, sales or redemptions after that time, or on a day when the New York Stock Exchange is closed, will be held until the next determination of price. The secondary market Public Offering Price per Unit will be equal to the aggregate bid price of the bonds plus the applicable secondary market sales charge and dividing the sum by the number of Units outstanding. For secondary market purposes, this computation will be made by the Evaluator as of the Evaluation Time for each day on which any Unit is tendered for redemption and as necessary. The offering price of bonds may be expected to average approximately 0.5%-1% more than the bid price.

   The aggregate price of the bonds is determined on the basis of bid prices (a) on the basis of current market prices obtained from dealers or brokers who customarily deal in bonds comparable to those held by the Fund; (b) if these prices are not available, on the basis of current market prices for comparable bonds; (c) by causing the value of the bonds to be determined by others engaged in the practice of evaluation, quoting or appraising comparable bonds; or (d) by any combination of the above. Market prices of the bonds will generally fluctuate with changes in market interest rates. Unless bonds are in default in payment of principal or interest or in significant risk of default, the Evaluator will not attribute any value to the insurance obtained by an Insured Trust, if any.

   The Evaluator will consider in its evaluation of bonds which are in default in payment of principal or interest or, in the Sponsor's opinion, in significant risk of default (the "Defaulted Bonds") the value of any insurance guaranteeing interest and principal payments. The value of the insurance will be equal to the difference between (i) the market value of Defaulted Bonds assuming the exercise of the right to obtain Permanent Insurance (less the insurance premiums and related expenses attributable to the purchase of Permanent Insurance) and (ii) the market value of Defaulted Bonds not covered by Permanent Insurance. In addition, the Evaluator will consider the ability of a Portfolio Insurer to meet its commitments under any insurance policy, including commitments to issue Permanent Insurance. No value has been ascribed to insurance obtained by an Insured Trust, if any, as of the date of this prospectus.

   A person will become the owner of Units on the date of settlement provided payment has been received. Cash, if any, made available to the Sponsor prior to the date of settlement for the purchase of Units may be used in the Sponsor's business and may be deemed to be a benefit to the Sponsor, subject to the limitations of the Securities Exchange Act of 1934.

   Accrued Interest. Accrued Interest (Accrued Interest to Carry). Accrued interest to carry is added to the Public Offering Price for Insured Municipals Income Trust, 151st Insured Multi-Series and prior series and Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Multi-Series 212 and prior series. Accrued interest to carry consists of two elements. The first element arises as a result of accrued interest which is the accumulation of unpaid interest on a bond from the last day on which interest thereon was paid. Interest on Securities in each Trust is actually paid either monthly, quarterly, if applicable, or semi-annually to such Trust. However, interest on the Securities in each Trust is accounted for daily on an accrual basis. Because of this, each Trust always has an amount of interest earned but not yet collected by the Trustee because of coupons that are not yet due. For this reason, the Public Offering Price will have added to it the proportionate share of accrued and undistributed interest to the date of settlement.

   The second element of accrued interest to carry arises because of the structure of the Interest Account. The Trustee has no cash for distribution to Unitholders of a Trust until it receives interest payments on the Securities in such Trust. The Trustee is obligated to provide its own funds, at times, in order to advance interest distributions. The Trustee will recover these advancements when such interest is received. Interest Account balances are established so that it will not be necessary on a regular basis for the Trustee to advance its own funds in connection with such interest distributions. The Interest Account balances are also structured so that there will generally be positive cash balances and since the funds held by the Trustee may be used by it to earn interest thereon, it benefits thereby. If a Unitholder sells or redeems all or a portion of his Units or if the bonds in a Trust are sold or otherwise removed or if a Trust is liquidated, he will receive at that time his proportionate share of the accrued interest to carry computed to the settlement date in the case of sale or liquidation and to the date of tender in the case of redemption.

   Purchased and Accrued Interest. Added to the Public Offering Price for Insured Municipals Income Trust, 152nd-173rd Insured Multi-Series and Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Multi-Series 213-246 is Purchased Interest and accrued interest. Included in the Public Offering Price for Insured Municipals Income Trust, 174th Insured Multi-Series and subsequent series and Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Multi-Series 247 and subsequent series is accrued interest only. References to "accrued interest" in this prospectus include both Purchased Interest and accrued interest as described in this section.

   Purchased Interest - Purchased Interest is a portion of the unpaid interest that has accrued on the Securities from the later of the last payment date on the Securities or the date of issuance thereof through the First Settlement Date and is included in the calculation of the Public Offering Price. Purchased Interest will be distributed to Unitholders as Units are redeemed or Securities mature or are called. See "Summary of Essential Financial Information" in this Prospectus Part I for the amount of Purchased Interest per Unit for each Trust. Purchased Interest is an element of the price Unitholders will receive in connection with the sale or redemption of Units prior to the termination of a Trust.

   Accrued Interest - Accrued Interest is an accumulation of unpaid interest on securities which generally is paid semi-annually, although a Trust accrues such interest daily. Because of this, a Trust always has an amount of interest earned but not yet collected by the Trustee. For this reason, with respect to sales settling after the First Settlement Date, the proportionate share of accrued interest to the settlement date is added to the Public Offering Price of Units. Unitholders will receive on the next distribution date of a Trust the amount, if any, of accrued interest paid on their Units. As indicated in "Purchased Interest", accrued interest as of the First Settlement Date includes Purchased Interest. In an effort to reduce the amount of Purchased Interest which would otherwise have to be paid by Unitholders, the Trustee may advance a portion of such accrued interest to the Sponsor as the Unitholder of record as of the First Settlement Date. Consequently, the accrued interest added to the Public Offering Price of Units will include only accrued interest from the First Settlement Date to the date of settlement (other than the Purchased Interest already included therein), less any distributions from the Interest Account after the First Settlement Date. Because of the varying interest payment dates of the bonds, accrued interest at any point in time will be greater than the amount of interest actually received by a Trust and distributed to Unitholders. If a Unitholder sells or redeems all or a portion of his Units, he will be entitled to receive his proportionate share of the Purchased Interest and accrued interest from the purchaser of his Units. Since the Trustee has the use of the funds (including Purchased Interest) held in the Interest Account for distributions to Unitholders and since such Account is non-interest-bearing to Unitholders, the Trustee benefits thereby.

   Accrued Interest. Accrued interest is added to the Public Offering Price for all Trusts not listed above. Accrued interest is an accumulation of unpaid interest on securities which generally is paid semi-annually, although each Trust accrues interest daily. Because of this, a Trust always has an amount of interest earned but not yet collected by the Trustee. For this reason, with respect to sales settling after the First Settlement Date, the proportionate share of accrued interest as described in this paragraph to the settlement date is added to the Public Offering Price of Units for all Trusts not mentioned above. Unitholders will receive the amount of accrued interest paid on their Units on the next distribution date. In an effort to reduce the accrued interest which would have to be paid by Unitholders, the Trustee will advance the amount of accrued interest to the Sponsor as the Unitholder of record as of the First Settlement Date. Consequently, the accrued interest added to the Public Offering Price of Units will include only accrued interest from the First Settlement Date to the date of settlement, less any distributions from the Interest Account after the First Settlement Date. Because of the varying interest payment dates of the bonds, accrued interest at any point in time will be greater than the amount of interest actually received by a Trust and distributed to Unitholders. If a Unitholder sells or redeems all or a portion of his Units, he will be entitled to receive his proportionate share of the accrued interest from the purchaser of his Units.

   Unit Distribution. Units will be distributed to the public by broker-dealers and others at the Public Offering Price, plus accrued interest. The Sponsor intends to qualify Units for sale in a number of states. Broker-dealers or others will be allowed a concession or agency commission in connection with the distribution of Units equal to 80% of the sales charge applicable to the transaction provided that the Units are acquired from the Sponsor. Certain commercial banks may be making Units available to their customers on an agency basis. A portion of the sales charge paid by these customers (equal to the agency commission referred to above) is retained by or remitted to the banks. Any discount provided to investors will be borne by the selling dealer or agent. The Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units and to change the amount of the concession or agency commission to dealers and others up to the entire amount of the sales charge.

   Sponsor Compensation. The Sponsor will receive a gross sales commission equal to the sales charge applicable to the transaction involved. See "Public Offering--General". In addition, the Sponsor realized a profit or loss, as a result of the difference between the price paid for the bonds by the Sponsor and the cost of the bonds to a Trust. The Sponsor has not participated as sole underwriter or as manager or as a member of the underwriting syndicates from which the bonds in the Trusts were acquired. The Sponsor may further realize profit or loss as a result of possible fluctuations in the market value of the bonds since all proceeds received from purchasers of Units (excluding dealer concessions or agency commissions allowed, if any) will be retained by the Sponsor. The Sponsor will also realize profits or losses in the amount of any difference between the price at which Units are purchased and the price at which Units are resold in connection with maintaining a secondary market for Units and will also realize profits or losses resulting from a redemption of repurchased Units at a price above or below the purchase price.

   Broker-dealers of the Trusts, banks and/or others are eligible to participate in a program in which such firms receive from the Sponsor a nominal award for each of their representatives who have sold a minimum number of units of unit investment trusts created by the Sponsor during a specified time period. In addition, at various times the Sponsor may implement other programs under which the sales forces of such firms may be eligible to win other nominal awards for certain sales efforts, or under which the Sponsor will reallow to any such firms that sponsor sales contests or recognition programs conforming to criteria established by the Sponsor, or participate in sales programs sponsored by the Sponsor, an amount not exceeding the total applicable sales charges on the sales generated by such persons at the public offering price during such programs. Also, the Sponsor in its discretion may from time to time pursuant to objective criteria established by the Sponsor pay fees to qualifying firms for certain services or activities which are primarily intended to result in sales of Units of the Trusts. Such payments are made by the Sponsor out of its own assets, and not out of the assets of the Trusts. These programs will not change the price Unitholders pay for their Units or the amount that the Trusts will receive from the Units sold. Approximately every eighteen months the Sponsor holds a business seminar which is open to certain Underwriters that sell units of trusts it sponsors. The Sponsor pays substantially all costs associated with the seminar, excluding travel costs. These Underwriters are invited to send a certain number of representatives based on the gross number of units such firm underwrites during a designated time period.

   Market for Units. Although not obligated to do so, the Sponsor intends to maintain a market for Units and offer to purchase Units at prices, subject to change at any time, based upon the aggregate bid prices of the bonds plus accrued interest and any principal cash on hand, less any amounts representing taxes or other governmental charges payable out of the Trust and less any accrued Trust expenses. If the supply of Units exceeds demand or if some other business reason warrants it, the Sponsor may either discontinue all purchases of Units or discontinue purchases of Units at these prices. If a market is not maintained and the Unitholder cannot find another purchaser, a Unitholder will be able to dispose of Units by tendering them to the Trustee for redemption at the Redemption Price. See "Rights of Unitholders--Redemption of Units". A Unitholder who wishes to dispose of his Units should inquire of his broker as to current market prices in order to determine whether there is in any price in excess of the Redemption Price and, if so, the amount thereof. The Trustee will notify the Sponsor of any tender of Units for redemption. If the Sponsor's bid in the secondary market at that time equals or exceeds the Redemption Price per Unit, it may purchase the Units not later than the day on which the Units would otherwise have been redeemed by the Trustee.

RIGHTS OF UNITHOLDERS
--------------------------------------------------------------------------------

   Distributions of Interest and Principal. Interest received by a Trust, pro rated on an annual basis, will be distributed monthly unless a Unitholder elects to receive quarterly or semi-annual distributions. Certain Trusts offer only monthly distribution options while others offer only monthly and semi-annual distribution options. The distribution options applicable to a Trust are described in Prospectus Part I. The plan of distribution selected by a Unitholder will remain in effect until changed. Unitholders who purchase Units in the secondary market will receive distributions in accordance with the election of the prior owner. Unitholders may change their distribution plan by indicating the change on a card which may be obtained from the Trustee and return the card to the Trustee with their certificates and other documentation required by the Trustee. Certificates should be sent by registered or certified mail to avoid their being lost or stolen. If the card and certificate are properly presented to the Trustee, the change will become effective on the first day after the next semi-annual record date and will remain effective until changed.

   Interest received by a Trust, including that part of the proceeds of any disposition of bonds which represents accrued interest, is credited by the Trustee to the Interest Account. Other receipts are credited to the Principal Account. After deduction of amounts sufficient to reimburse the Trustee, without interest, for any amounts advanced and paid to the Sponsor as the Unitholder of record as of the First Settlement Date, interest received will be distributed on each distribution date to Unitholders of record as of the preceding record date. All distributions will be net of estimated expenses. Funds in the Principal Account will be distributed on each semi-annual distribution date to Unitholders of record as of the preceding semi-annual record date. The Trustee is not required to pay interest on funds held in the Principal or Interest Account (but may itself earn interest thereon and therefore benefits from the use of these funds) nor to make a distribution from the Principal Account unless the amount available for distribution therein shall equal at least $1.00 per Unit. However, should the amount available for distribution in the Principal Account equal or exceed $10.00 per Unit, the Trustee will make a special distribution from the Principal Account on the next monthly distribution date to Unitholders of record on the related monthly record date.

   Because interest payments are not received by a Trust at a constant rate throughout the year, interest distributions may be more or less than the amount credited to the Interest Account as of the record date. For the purpose of minimizing fluctuations in interest distributions, the Trustee is authorized to advance amounts necessary to provide interest distributions of approximately equal amounts. The Trustee is reimbursed for these advances from funds in the Interest Account on the next record date. Persons who purchase Units between a record date and a distribution date will receive their first distribution on the second distribution date after the purchase, under the applicable plan of distribution.

   Reinvestment Option. Unitholders may elect to have distributions on their Units automatically reinvested in shares of certain Van Kampen mutual funds which are registered in the Unitholder's state of residence (the "Reinvestment Funds"). Each Reinvestment Fund has investment objectives that differ from those of the Trusts. The prospectus relating to each Reinvestment Fund describes its investment policies and the procedures to follow to begin reinvestment. A Unitholder may obtain a prospectus for the Reinvestment Funds from the Sponsor.

   After becoming a participant in a reinvestment plan, each Trust distribution will automatically be applied on the applicable distribution date to purchase shares of the applicable Reinvestment Fund at a net asset value computed on such date. Unitholders with an existing Planned Reinvestment Option (PRO) Program account (whereby a sales charge is imposed on distribution reinvestments) may transfer their existing account into a new PRO account which allows purchases of Reinvestment Fund shares at net asset value. Confirmations of all reinvestments will be mailed to the Unitholder by the Reinvestment Fund. A participant may elect to terminate his or her reinvestment plan and receive future distributions in cash by notifying the Trustee in writing at least five days before the next distribution date. Each Reinvestment Fund, its sponsor and investment adviser have the right to terminate its reinvestment plan at any time. Each reinvestment plan is subject to availability or limitation by each broker-dealer or selling firm. Broker-dealers may suspend or terminate the offering of a reinvestment plan at any time. Please contact your financial professional for additional information. Unitholders of New York Trusts who are New York residents may elect to have distributions reinvested in shares of First Investors New York Insured Tax Free Fund, Inc. subject to a sales charge of $1.50 per $100 reinvested (paid to First Investors Management Company, Inc.).

   Redemption of Units. A Unitholder may redeem all or a portion of his Units by tender to the Trustee at Unit Investment Trust Division, 111 Sanders Creek Parkway, East Syracuse, New York 13057, of the certificates representing the Units to be redeemed, duly endorsed or accompanied by proper instruments of transfer with signature guaranteed (or by providing satisfactory indemnity, such as in connection with lost, stolen or destroyed certificates) and by payment of applicable governmental charges, if any. Redemption of Units cannot occur until certificates representing the Units or satisfactory indemnity have been received by the Trustee. No later than seven calendar days following satisfactory tender, the Unitholder will receive an amount for each Unit equal to the Redemption Price per Unit next computed after receipt by the Trustee of the tender of Units. The "date of tender" is deemed to be the date on which Units are received by the Trustee, except that as regards Units received after the Evaluation Time on days of trading on the New York Stock Exchange, the date of tender is the next day on which that Exchange is open and the Units will be deemed to have been tendered to the Trustee on that day for redemption at the Redemption Price. Redemption requests received by authorized financial professionals prior to the Evaluation Time that are properly transmitted to the Trustee by the time designated by the Trustee, are priced based on the date of receipt. Redemption requests received by the Trustee after the Evaluation Time, and redemption requests received by authorized financial professionals after the Evaluation Time or redemption requests received by such persons that are not transmitted to the Trustee until after the time designated by the Trustee, are priced based on the date of the next determined redemption price provided they are received timely by the Trustee on such date. It is the responsibility of authorized financial professionals to transmit redemption requests received by them to the Trustee so they will be received in a timely manner. Certain broker-dealers or selling firms may charge an order handling fee for processing redemption requests. Units redeemed directly through the Trustee are not subject to such fees.

   Under Internal Revenue Service regulations, the Trustee is required to withhold a specified percentage of a Unit redemption if the Trustee has not received the Unitholder's tax identification number as required by such regulations. Any amount withheld is transmitted to the Internal Revenue Service and may be recovered by the Unitholder only when filing a return. Under normal circumstances the Trustee obtains the Unitholder's tax identification number from the selling broker. However, at any time a Unitholder elects to tender Units for redemption, the Unitholder should provide a tax identification number to the Trustee in order to avoid this possible "back-up withholding".

   The Redemption Price per Unit (as well as the secondary market Public Offering Price) will be determined on the basis of the bid price of the bonds as of the Evaluation Time on days of trading on the New York Stock Exchange on the date any such determination is made. The Evaluator determines the Redemption Price per Unit on days Units are tendered for redemption. The Redemption Price per Unit is the pro rata share of each Unit on the basis of (i) the cash on hand in the Trust or moneys in the process of being collected, (ii) the value of the bonds based on the bid prices of the bonds, except for cases in which the value of insurance has been included, (iii) accrued interest, less (a) amounts representing taxes or other governmental charges and (b) the accrued Trust expenses. The Evaluator may determine the value of the bonds by employing any of the methods set forth in "Public Offering--Offering Price". In determining the Redemption Price per Unit no value will be assigned to the portfolio insurance maintained on the bonds in an Insured Trust unless the bonds are in default in payment of principal or interest or in significant risk of default. For a description of the situations in which the Evaluator may value the insurance obtained by the Insured Trusts, see "Public Offering--Offering Price". Accrued interest paid on redemption shall be withdrawn from the Interest Account or, if the balance therein is insufficient, from the Principal Account. All other amounts will be withdrawn from the Principal Account. Units so redeemed shall be cancelled.

   The price at which Units may be redeemed could be less than the price paid by the Unitholder and may be less than the par value of the bonds represented by the Units redeemed. The Trustee may sell bonds to cover redemptions. When bonds are sold, the size and diversity of the Trust will be reduced. Sales may be required at a time when bonds would not otherwise be sold and might result in lower prices than might otherwise be realized.

   In addition, with respect to Van Kampen Unit Trusts, Municipal Series 654 and subsequent series, the Trustee reserves the right to satisfy any redemption of 1,000 or more Units with an aggregate redemption price of $1,000,000 or more in an in-kind distribution of bonds. An in-kind distribution of bonds will be made by the Trustee through the distribution of each of the bonds in the Trust in book-entry form to the account of the Unitholder's broker-dealer at Depository Trust Company. Amounts representing fractional portions of a bond will be distributed in cash. The Trustee may adjust the bonds included in a Unitholder's in-kind distribution to facilitate the distribution of whole bonds. Special tax consequences will result if a Unitholder receives an in-kind distribution. See "Tax Status".

   The right of redemption may be suspended and payment postponed for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings, or during which the SEC determines that trading on that Exchange is restricted or an emergency exists, as a result of which disposal or evaluation of the bonds is not reasonably practicable, or for other periods as the SEC may by order permit. Under certain extreme circumstances the Sponsor may apply to the SEC for an order permitting a full or partial suspension of the right of Unitholders to redeem their Units.

   Units. Ownership of Units is evidenced in book-entry form unless a Unitholder makes a written request to the Trustee that ownership be in certificate form. Units are transferable by making a written request to the Trustee and, in the case of Units in certificate form, by presentation and surrender of the certificate to the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer. A Unitholder must sign the written request, or certificate transfer instrument, exactly as his name appears on the records of the Trustee and on the face of any certificate with the signature guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP") or a signature guaranty program accepted by the Trustee. The Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority. Certificates will be issued in denominations of one Unit or any multiple thereof. Although no such charge is now made, the Trustee may require a Unitholder to pay a reasonable fee for each certificate re-issued or transferred and to pay any governmental charge that may be imposed in connection with each transfer or interchange. Destroyed, stolen, mutilated or lost certificates will be replaced upon delivery to the Trustee of satisfactory indemnity, evidence of ownership and payment of expenses incurred. Mutilated certificates must be surrendered to the Trustee for replacement.

   Reports Provided. Unitholders will receive a statement of interest and other receipts received for each distribution. For as long as the Sponsor deems it to be in the best interest of Unitholders, the accounts of each Trust will be audited annually by independent registered public accounting firm and the report of the accountants will be furnished to Unitholders upon request. Within a reasonable period of time after the end of each year, the Trustee will furnish to each person who was a registered Unitholder during that year a statement describing the interest and principal received on the bonds, actual Trust distributions, Trust expenses, a list of the bonds and other Trust information. Unitholders will be furnished the Evaluator's evaluations of the bonds upon request to the Trustee. If you have questions regarding your account or your Trust, please contact your financial advisor or the Trustee. The Sponsor does not have access to individual account information.

INSURANCE ON THE BONDS IN THE INSURED TRUSTS
--------------------------------------------------------------------------------

   Insurance has been obtained guaranteeing prompt payment of interest and principal, when due, in respect of the bonds in each Insured Trust. An insurance policy obtained by an Insured Trust, if any, is non-cancelable and will continue in force so long as the Trust is in existence, the respective Portfolio Insurer is still in business and the bonds described in the policy continue to be held by the Trust. Any portfolio insurance premium for an Insured Trust is paid by the Trust on a monthly basis. The premium for any Preinsured Bond insurance has been paid by the issuer, by a prior owner of the bonds or the Sponsor and any policy is non-cancelable and will continue in force so long as the bonds so insured are outstanding and the Preinsured Bond Insurer remains in business. The Portfolio Insurers and the Preinsured Bond Insurers are described in "Portfolio" and the notes thereto in Prospectus Part I. More detailed information regarding insurance on the bonds and the Preinsured Bond and Portfolio Insurers is included in the Information Supplement. See "Additional Information".

   The portfolio insurance obtained by an Insured Trust, if any, guarantees the timely payment of principal and interest on the bonds when they fall due. For this purpose, "when due" generally means the stated payment or maturity date for the payment of principal and interest. However, in the event (a) an issuer defaults in the payment of principal or interest, (b) an issuer enters into a bankruptcy proceeding or (c) the maturity of the bond is accelerated, the affected Portfolio Insurer has the option to pay the outstanding principal amount of the bond plus accrued interest to the date of payment and thereby retire the bond from the Trust prior to the bond's stated maturity date. The insurance does not guarantee the market value of the bonds or the value of the Units. The Trustee, upon the sale of a bond covered under a portfolio insurance policy has the right to obtain permanent insurance with respect to the bond (i.e., insurance to maturity of the bond regardless of the identity of the holder) (the "Permanent Insurance") upon the payment of a single predetermined insurance premium and expenses from the proceeds of the sale of the bond. It is expected that the Trustee would exercise the right to obtain Permanent Insurance only if upon exercise the Trust would receive net proceeds in excess of the sale proceeds if the bonds were sold on an uninsured basis.

   Each Portfolio Insurer is subject to regulation by the department of insurance in the state in which it is qualified to do business. Such regulation, however, is no guarantee that each Portfolio Insurer will be able to perform on its contract of insurance in the event a claim should be made. At the date hereof, it is reported that no claims have been submitted or are expected to be submitted to any of the Portfolio Insurers which would materially impair the ability of any such company to meet its commitment pursuant to any contract of insurance. The information relating to each Portfolio Insurer has been furnished by such companies. The financial information with respect to each Portfolio Insurer appears in reports filed with state insurance regulatory authorities and is subject to audit and review by such authorities. No representation is made herein as to the accuracy or adequacy of such information or as to the absence of material adverse changes in such information subsequent to the dates thereof.

FUND ADMINISTRATION
--------------------------------------------------------------------------------

   The Sponsor. Van Kampen Funds Inc. is the Sponsor of the Trusts. The Sponsor is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that services more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $120 billion under management or supervision as of July 31, 2007. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that provides a wide range of investment banking securities, investment management and wealth management services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities as well as providing investment banking, research and analysis, financing and financial advisory services. The Sponsor's principal office is located at 522 Fifth Avenue, New York, New York 10036. As of July 31, 2007, the total stockholders' equity of Van Kampen Funds Inc. was $318,237,422 (unaudited).

   Van Kampen Funds Inc. and your Trust have adopted a code of ethics requiring Van Kampen's employees who have access to information on Trust transactions to report personal securities transactions. The purpose of the code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to your Trust. The Information Supplement contains additional information about the Sponsor.

   If the Sponsor shall fail to perform any of its duties under the Trust Agreement or become incapable of acting or shall become bankrupt or its affairs are taken over by public authorities, then the Trustee may (i) appoint a successor Sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding amounts prescribed by the Securities and Exchange Commission, (ii) terminate the Trust Agreement and liquidate the Trusts as provided therein or (iii) continue to act as Trustee without terminating the Trust Agreement.

   Trustee. The Trustee is The Bank of New York, a trust company organized under the laws of New York. The Bank of New York has its principal unit investment trust division offices at 2 Hanson Place, 12th Floor, Brooklyn, New York 11217, telephone (800) 221-7668. If you have any questions regarding your account or your Trust, please contact the Trustee at its principal unit investment trust division offices or your financial advisor. The Sponsor does not have access to individual account information. The Bank of New York is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law. Additional information regarding the Trustee is set forth in the Information Supplement, including the Trustee's qualifications and duties, its ability to resign, the effect of a merger involving the Trustee and the Sponsor's ability to remove and replace the Trustee. See "Additional Information".

   Portfolio Administration. The Trusts are not managed funds and, except as provided in the Trust Agreement, bonds generally will not be sold or replaced. The Sponsor may, however, direct that bonds be sold in certain limited situations to protect the Trust based on advice from the Supervisor. These situations may include default in interest or principal payments on the bonds or other obligations of an issuer, an advanced refunding or institution of certain legal proceedings. In addition, the Trustee may sell bonds designated by the Supervisor for purposes of redeeming Units or payment of expenses. The Supervisor will consider a variety of factors in designating bonds to be sold including interest rates, market value and marketability. Except in limited circumstances, the Trustee must reject any offer by an issuer to issue bonds in exchange or substitution for the bonds (such as a refunding or refinancing plan). The Trustee will promptly notify Unitholders of any exchange or substitution. The Information Supplement contains a more detailed description of circumstances in which bonds may be sold or replaced. See "Additional Information".

     If a Trust is structured as a "regulated investment company" for federal tax purposes, the Sponsor may direct the reinvestment of proceeds of the sale of bonds if the sale is the direct result of serious adverse credit factors which, in the opinion of the Sponsor, would make retention of the bonds detrimental to the Trust. In such a case, the Sponsor may, but is not obligated to, direct the reinvestment of sale proceeds in any other securities that meet the criteria for inclusion in the trust on the Date of Deposit. The Sponsor may also instruct the Trustee to take action necessary to ensure that such a Trust continues to satisfy the qualifications of a regulated investment company and to avoid imposition of tax on undistributed income of the Trust.

   Replacement Bonds. No assurance can be given that a Trust will retain its present size or composition because bonds may be sold, redeemed or mature from time to time and the proceeds will be distributed to Unitholders and will not be reinvested. In the event of a failure to deliver any bond that has been purchased under a contract ("Failed Bonds"), the Sponsor is authorized under the Trust Agreement to direct the Trustee to acquire other bonds ("Replacement Bonds") to make up the original portfolio of a Trust. Replacement Bonds must be purchased within 20 days after delivery of the notice of the failed contract and the purchase price (exclusive of accrued interest) may not exceed the amount of funds reserved for the purchase of the Failed Bonds. The Replacement Bonds must be substantially identical to the Failed Bonds in terms of (i) the exemption from federal and state taxation, (ii) maturity, (iii) yield to maturity and current return, (iv) Standard & Poor's or Moody's ratings, and (v) insurance in an Insured Trust. The Trustee shall notify all Unitholders of a Trust within five days after the acquisition of a Replacement Bond and shall make a pro rata distribution of the amount, if any, by which the cost of the Failed Bond exceeded the cost of the Replacement Bond plus accrued interest. If Failed Bonds are not replaced, the Sponsor will refund the sales charge attributable to the Failed Bonds to all Unitholders of the Trust and distribute the principal and accrued interest (at the coupon rate of the Failed Bonds to the date of removal from the Trust) attributable to the Failed Bonds within 30 days after removal. All interest paid to a Unitholder which accrued after the expected date of settlement for Units will be paid by the Sponsor and accordingly will not be treated as tax-exempt income. If Failed Bonds are not replaced, the Estimated Net Annual Interest Income per Unit would be reduced and the Estimated Current Return and Estimated Long-Term Return might be lowered. Unitholders may not be able to reinvest their proceeds in other securities at a yield equal to or in excess of the yield of the Failed Bonds.

   Amendment of Trust Agreement. The Sponsor and the Trustee may amend the Trust Agreement without the consent of Unitholders to correct any provision which may be defective or to make other provisions that will not materially adversely affect the interest of the Unitholders (as determined in good faith by the Sponsor and the Trustee). The Trust Agreement may not be amended to increase the number of Units or to permit the acquisition of bonds in addition to or in substitution for any of the bonds initially deposited in the Trust, except for the substitution of certain refunding bonds. The Trustee will notify Unitholders of any amendment.

   Termination of Trust Agreement. A Trust will terminate upon the redemption, sale or other disposition of the last bond held in the Trust. A Trust may also be terminated at any time by consent of Unitholders of 51% of the Units then outstanding (or, with respect to Van Kampen Unit Trusts, Municipal Series 654 and subsequent series, by consent of Unitholders of 75% of the Units then outstanding) or by the Trustee when the value of the Trust is less than 20% of the original principal amount of bonds. The Trustee will notify each Unitholder of any termination within a reasonable time and will then liquidate any remaining bonds. The sale of bonds upon termination may result in a lower amount than might otherwise be realized if the sale was not required at that time. For this reason, among others, the amount realized by a Unitholder upon termination may be less than the principal amount of bonds per Unit or value at the time of purchase. The Trustee will distribute to each Unitholder his share of the balance of the Interest and Principal Accounts after deduction of costs, expenses or indemnities. The Unitholder will receive a final distribution statement with this distribution. When the Trustee in its sole discretion determines that any amounts held in reserve are no longer necessary, it will distribute these amounts to Unitholders. The Information Supplement contains further information regarding termination of a Trust. See "Additional Information".

   Limitation on Liabilities. The Sponsor, Supervisor, Evaluator and Trustee shall be under no liability to Unitholders for taking any action or for refraining from taking any action in good faith pursuant to the Trust Agreement, or for errors in judgment, but shall be liable only for their own willful misfeasance, bad faith or gross negligence (negligence in the case of the Trustee) in the performance of their duties or by reason of their reckless disregard of their obligations and duties hereunder. The Trustee shall not be liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the bonds. In the event of the failure of the Sponsor to act under the Trust Agreement, the Trustee may act thereunder and shall not be liable for any action taken by it in good faith under the Trust Agreement. The Trustee is not liable for any taxes or governmental charges imposed on the bonds, on it as Trustee under the Trust Agreement or on the Fund which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction. In addition, the Trust Agreement contains other customary provisions limiting the liability of the Trustee. The Trustee and Sponsor may rely on any evaluation furnished by the Evaluator and have no responsibility for the accuracy thereof. Determinations by the Evaluator shall be made in good faith upon the basis of the best information available to it; provided, however, that the Evaluator shall be under no liability to the Trustee, Sponsor or Unitholders for errors in judgment.

FEDERAL TAX STATUS
--------------------------------------------------------------------------------


Grantor Trusts

   This section summarizes some of the main U.S. federal income tax consequences of owning Units of a Trust that has been structured to be treated as a grantor trust for federal tax purposes. Please see "Notes to Financial Statements" in Prospectus Part I. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

   This federal income tax summary is based in part on the advice and opinion of counsel to the Sponsor. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Trust. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

   As with any investment, you should seek advice based on your individual circumstances from your own tax advisor. Assets of the Trust. The Trust will hold various debt obligations (the "Bonds") of state and local governmental entities that constitute debt the interest on which is excluded from gross income for federal income tax purposes. It is possible that the Trust will also hold other assets, including assets that are treated differently for federal income tax purposes from those described above, in which case you will have federal income tax consequences different from or in addition to those described in this section. All of the assets held by the Trust constitute the "Trust Assets." Neither our counsel nor we have analyzed the proper federal income tax treatment of the Trust Assets and thus neither our counsel nor we have reached a conclusion regarding the federal income tax treatment of the Trust Assets.

   Trust Status. If the Trust is at all times operated in accordance with the documents establishing the Trust and certain requirements of federal income tax law are met, the Trust will not be taxed as a corporation for federal income tax purposes. As a Unit owner, you will be treated as the owner of a pro rata portion of each of the Trust Assets, and as such you will be considered to have received a pro rata share of income (e.g., interest, accruals of original issue discount and market discount, and capital gains, if any) from each Trust Asset when such income would be considered to be received by you if you directly owned the Trust Assets. This is true even if you elect to have your distributions reinvested into additional Units. In addition, the income from Trust Assets that you must take into account for federal income tax purposes is not reduced by amounts used to pay sales charges or Trust expenses.

   Exclusion from Gross Income of Interest. At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exclusion of interest thereon from Federal gross income were rendered by bond counsel to the respective issuing authorities, based on certain representations and subject to compliance with certain covenants. Neither the Sponsor nor its counsel, have made any special review for the Trust of the proceedings relating to the issuance of the Bonds, the bases for the bond counsel opinions, or compliance with the covenants required for tax-exemption. The Internal Revenue Service (the "Service") has an ongoing program of auditing tax-exempt obligations to determine whether, in the view of the Service, interest on such tax-exempt obligations is includible in the gross income of the owners thereof for federal income tax purposes. It cannot be predicted whether or not the Service will commence an audit of any of the Bonds. If an audit is commenced, under current procedures of the Service, Unit holders may have no right to participate in such procedure. If the interest on a Bond should be determined to be taxable, the Bond would generally have to be sold at a substantial discount. In addition, investors could be required to pay income tax on interest received both prior to and after the date on which interest is determined to be taxable.

   Your pro rata share of interest on the Bonds will be excluded from your gross income for federal income tax purposes to the same extent that such interest would be excluded from your gross income if you directly owned the Bonds. However, such interest may be taken into account in computing the alternative minimum tax, and the branch profits tax imposed on certain foreign corporations.

   Ownership of the Units may result in collateral federal income tax consequences to certain Unit holders, including, without limitation, corporations subject to the branch profits tax, financial institutions, certain insurance companies, certain S corporations, individual recipients of Social Security or Railroad Retirement benefits and Unit holders who may be deemed to have incurred (or continued) indebtedness to purchase or carry tax-exempt obligations.

   If you are a "substantial user" of the facilities financed with the proceeds of certain Bonds, or a related person to a substantial user, you will not be able to exclude from your gross income interest with respect to these Bonds. "Substantial user" and "related person" are defined under federal income tax law.

   For purposes of computing the alternative minimum tax for individuals and corporations, interest on certain bonds is included as an item of tax preference.

   In the case of certain corporations, the alternative minimum tax depends upon the corporation's alternative minimum taxable income ("AMTI"), which is the corporation's taxable income with certain adjustments. One of the adjustment items used in computing AMTI of a corporation (excluding S Corporations, Regulated Investment Companies, Real Estate Investment Trusts, REMICs or FASITs) is an amount equal to 75% of the excess of such corporation's "adjusted current earnings" over an amount equal to its AMTI (before such adjustment item and the alternative tax net operating loss deduction. "Adjusted current earnings" includes all tax-exempt interest, including interest on all of the Bonds in the Trust. In addition, a branch profits tax is levied on the "effectively connected earnings and profits" of certain foreign corporations, which include tax-exempt interest, such as interest on the Bonds in the Trust.

   Your Tax Basis and Income or Loss upon Disposition. If your Trust disposes of Trust Assets, you will generally recognize gain or loss. If you dispose of your Units or redeem your Units for cash, you will also generally recognize gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in the related Trust Assets from your share of the total amount received in the transaction. You can generally determine your initial tax basis in each Trust Asset by apportioning the cost of your Units, including sales charges, among the Trust Assets ratably according to their values on the date you acquire your Units. In certain circumstances, however, you may have to adjust your tax basis after you acquire your Units (for example, in the case of accruals of original issue discount, market discount, premium and accrued interest, as discussed below).

   If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (generally 5% for certain taxpayers in the 10% and 15% tax brackets). These capital gains rates are generally effective for taxable years beginning before January 1, 2011. For later periods, if you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% and the 10% rate is reduced to 8% for long-term capital gains from most property acquired after December 31, 2000 with a holding period of more than five years.

   Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Units to determine your holding period. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code, however, also treats certain capital gains as ordinary income in special situations.

   Discount, Accrued Interest and Premium on Bonds. Some Bonds may have been issued with original issue discount. This generally means that the Bonds were originally issued at a price below their face (or par) value. Original issue discount accrues on a daily basis and generally is treated as interest income for federal income tax purposes. Thus, the accrual of original discount will be excluded from your gross income for federal income tax purposes to the same extent as interest on the Bonds, as discussed above. Your basis of each Bond that was issued with original issue discount must be increased as original issue discount accrues.

   Some Bonds may have been purchased by you or your Trust at a market discount. Market discount is generally the excess of the stated redemption price at maturity for the Bond over the purchase price of the Bond. Market discount can arise based on the price your Trust pays for a Bond or based on the price you pay for your Units. Market discount is taxed as ordinary income. You will recognize this income when your Trust receives principal payments on the Bond, when the Bond is disposed of or redeemed, or when you sell or redeem your Units. Alternatively, you may elect to include market discount in taxable income as it accrues. Whether or not you make this election will affect how you calculate your basis and the timing of certain interest expense deductions.

   Alternatively, some Bonds may have been purchased by you or your Trust at a premium. Generally, if the tax basis of your pro rata portion of any Bond, generally including sales charges, exceeds the amount payable at maturity, such excess is considered premium. You must amortize bond premium on a constant yield basis over the remaining term of the Bond in a manner that takes into account potential call dates and call prices. You cannot deduct amortized bond premium relating to a Bond. The amortized bond premium is treated as a reduction in the tax-exempt interest received. As bond premium is amortized, it reduces your basis in the Bond. The tax basis reduction requirement may result in your realizing a taxable gain when your Units are sold or redeemed for an amount equal to or less than your cost.

   If the price of your Units includes accrued interest on a Bond, you must include the accrued interest in your tax basis in that Bond. When your Trust receives this accrued interest, you must treat it as a return of capital and reduce your tax basis in the Bond.

   This discussion provides only the general rules with respect to the tax treatment of original issue discount, market discount and premium. The rules, however, are complex and special rules apply in certain circumstances. For example, the accrual of market discount or premium may differ from the discussion set forth above in the case of Bonds that were issued with original issue discount.

   Exchanges. If you elect to have your proceeds from your Trust rolled over into a future series of the Trust, it is considered a sale for federal income tax purposes and any gain on the sale will be treated as a capital gain, and any loss will be treated as a capital loss. However, any loss you incur in connection with the exchange of your Units of your Trusts for units of the next series will generally be disallowed with respect to this deemed sale and subsequent deemed repurchase, to the extent the two trusts have substantially identical Trust Assets under the wash sale provisions of the Internal Revenue Code.

   In-Kind Distributions. Under certain circumstances as described in this prospectus, you may request an In-Kind Distribution of Trust Assets when you redeem your Units. By electing to receive an In-Kind Distribution, you will receive Trust Assets plus, possibly, cash. You will not recognize gain or loss if you only receive whole Trust Assets in exchange for the identical amount of your pro rata portion of the same Trust Assets held by your Trust. However, if you also receive cash in exchange for a Trust Asset or a fractional portion of a Trust Asset, you will generally recognize gain or loss based on the difference between the amount of cash you receive and your tax basis in such Trust Asset or fractional portion.

   Limitations on the Deductibility of Trust Expenses. Generally, for federal income tax purposes, you must take into account your full pro rata share of your Trust's income, even if some of that income is used to pay Trust expenses. You may deduct your pro rata share of each expense paid by your Trust to the same extent as if you directly paid the expense. You may be required to treat some or all of the expenses of your Trust as miscellaneous itemized deductions. Individuals may only deduct certain miscellaneous itemized deductions to the extent they exceed 2% of adjusted gross income. Your ability to deduct Trust expenses is also limited to the extent the expenses are allocable to tax-exempt interest from the Trust.

Regulated Investment Companies

   This section summarizes some of the main U.S. federal income tax consequences of owning Units of a Trust that intends to qualify as a "regulated investment company" under the federal tax laws. Please see "Notes to Financial Statements" in Prospectus Part I. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

   This federal income tax summary is based in part on the advice of counsel to the Sponsor. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Trust. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

   As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

   Trust Status. The Trust intends to qualify as a "regulated investment company" under the federal tax laws. If the Trust qualifies as a regulated investment company and distributes its income as required by the tax law, the Trust generally will not pay federal income taxes.

   Distributions. After the end of each year, you will receive a tax statement that separates your Trust's distributions into three categories, exempt-interest dividends, ordinary income distributions and capital gains dividends. Exempt-interest dividends generally are excluded from your gross income for federal income tax purposes. Some or all of the exempt-interest dividends, however, may be taken into account in determining your alternative minimum tax and may have other tax consequences (e.g., they may affect the amount of your social security benefits that are taxed). Ordinary income distributions are generally taxed at your ordinary tax rate. Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your shares. To determine your actual tax liability for your capital gains dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Trust may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you. The tax status of your distributions from your Trust is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from your Trust that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales charge, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

   Dividends Received Deduction. A corporation that owns Units generally will not be entitled to the dividends received deduction with respect to dividends received from the Trust because the dividends received deduction is generally not available for distributions from regulated investment companies.

   Sale or Redemption of Units. If you sell or redeem your Units, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your Units from the amount you receive in the transaction. Your tax basis in your Units is generally equal to the cost of your Units, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your Units. Further, if you hold your Units for six months or less, any loss incurred by you related to the disposition of such a Unit will be disallowed to the extent of the exempt-interest dividends you received.

   Capital Gains and Losses. If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (generally 5% for certain taxpayers in the 10% and 15% tax brackets). These new capital gains rates are generally effective for taxable years beginning before January 1, 2011. For later periods, if you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% and the 10% rate is reduced to 8% for long-term capital gains from most property acquired after December 31, 2000 with a holding period of more than five years.

   Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Units to determine your holding period. However, if you receive a capital gain dividend from your Trust and sell your Unit at a loss after holding it for six months or less, the loss will be disallowed to the extent of the exempt-interest dividends you received. To the extent, if any, it is not disallowed, it will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code treats certain capital gains as ordinary income in special situations.

   Exchanges. If you elect to have your proceeds from your Trust rolled over into a future series of the Trust, the exchange would generally be considered a sale for federal income tax purposes.

   In-Kind Distributions. Under certain circumstances, as described in this prospectus, you may receive an in-kind distribution of Trust Assets when you redeem your Units. This distribution will be treated as a sale for federal income tax purposes and you will generally recognize gain or loss, generally based on the value at that time of the securities and the amount of cash received. The Internal Revenue Service could however assert that a loss could not be currently deducted.

   Deductibility of Trust Expenses. Generally, expenses incurred by your Trust will be deducted from the gross income received by your Trust and only your share of the Trust's net income will be paid to you and reported as taxable income to you. However, if the Units of your Trust are held by fewer than 500 Unitholders at any time during a taxable year, your Trust will generally not be able to deduct certain expenses from income, thus resulting in your reported share of your Trust's taxable income being increased by your share of those expenses, even though you do not receive a corresponding cash distribution. In this case you may be able to take a deduction for these expenses; however, certain miscellaneous itemized deductions, such as investment expenses, may be deducted by individuals only to the extent that all of these deductions exceed 2% of the individual's adjusted gross income.

   Further, because the Trusts pay exempt-interest dividends, which are treated as exempt interest for federal income tax purposes, you will not be able to deduct some of your interest expense for debt that you incur or continue to purchase or carry your Units.

STATE TRUST RISK FACTORS AND TAX STATUS
--------------------------------------------------------------------------------

Grantor Trusts

   Arizona Risk Factors. The financial condition of the State of Arizona is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning Arizona risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Tax Status. At the time of the closing, special counsel to the Trust for Arizona tax matters rendered an opinion under then existing Arizona income tax law applicable to taxpayers whose income is subject to Arizona income taxation substantially to the effect that:

   The assets of the Trust will consist of interest-bearing obligations issued by or on behalf of the State of Arizona (the "State"), its political subdivisions and authorities (the "Arizona Bonds") and certain bonds issued by Puerto Rico authorities (the "Possession Bonds") (collectively the Arizona Bonds and Possession Bonds shall be referred to herein as the "Bonds"), provided the interest on such Bonds received by the Trust is exempt from State income taxes.

   Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for Federal income tax purposes and (iii) interest on the Bonds, if received directly by a Unitholder would be exempt from the Arizona income tax (the "Arizona Income Tax"). We have assumed that at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, it is assumed that with respect to the Arizona Bonds, bond counsel to the issuing authorities rendered opinions that the interest on the Bonds is exempt from the Arizona Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions to the effect that the interest on the Possession Bonds is exempt from all state and local income taxation. Neither the Sponsor nor its counsel has made any review for the Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith.

   In the opinion of special counsel to the Trust, under then existing Arizona law, and based on the assumptions set forth above: For Arizona income tax purposes, each Unitholder will be treated as the owner of a pro rata portion of the Arizona Trust, and the income of the Arizona Trust therefore will be treated as the income of the Unitholder under State law.

   For Arizona income tax purposes, interest on the Bonds which is excludable from Federal gross income and which is exempt from Arizona income taxes when received by the Arizona Trust, and which would be excludable from Federal gross income and exempt from Arizona income taxes if received directly by a Unitholder, will retain its status as tax-exempt interest when received by the Arizona Trust and distributed to the Unitholders.

   To the extent that interest derived from the Arizona Trust by a Unitholder with respect to the Arizona Bonds is excludable from Federal gross income, such interest will not be subject to Arizona income taxes.

   Interest on the Possession Bonds which is excludable from gross income for Federal tax purposes and is exempt from state and local taxation pursuant to Federal law when received by the Arizona Trust will be exempt from Arizona income taxation and therefore will not be includible in the income of the Unitholders for income tax purposes when distributed by the Arizona Trust and received by the Unitholders.

   Each Unitholder will receive taxable gain or loss for Arizona income tax purposes when Bonds held in the Arizona Trust are sold, exchanged, redeemed or paid at maturity, or when the Unitholder redeems or sells Units, at a price that differs from original cost as adjusted for accretion of Bond discount or amortization of premium and other basis adjustments, including any basis reduction that may be required to reflect a Unitholder's share of interest, if any, accruing on Bonds during the interval between the Unitholder's settlement date and the date such Bonds are delivered to the Arizona Trust, if later.

   Amounts paid by the Insurer under an insurance policy or policies issued to the Trust, if any, with respect to the Bonds in the Trust which represent maturing interest on defaulted Bonds held by the Trustee will be exempt from State income taxes if, and to the same extent as, such interest would have been so exempt if paid by the issuer of the defaulted Bonds provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the Bonds, rather than the insurer, will pay debt service on the Bonds.

   Arizona law does not permit a deduction for interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Arizona Trust, the interest on which is exempt from Arizona income taxes. Special rules apply to financial institutions, and such institutions should consult their own tax advisors with respect to deductions of interest.

   Neither the Bonds nor the Units will be subject to Arizona property taxes, sales tax or use tax.

   Counsel to the Sponsor has expressed no opinion with respect to taxation under any other provision of Arizona law. Ownership of the Units may result in collateral Arizona tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

   Arkansas Risk Factors. The financial condition of the State of Arkansas is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning Arkansas risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Tax Status. At the time of the closing, Special Counsel to each Arkansas Trust for Arkansas tax matters rendered an opinion under then existing Arkansas income tax law applicable to taxpayers whose income is subject to Arkansas income taxation substantially to the effect that:

   The Arkansas Trust is not an association taxable as a corporation or otherwise for purposes of Arkansas income taxation; Each Arkansas Unitholder will be treated as the owner of a pro rata portion of the Arkansas Trust for Arkansas income tax purposes, and will have a taxable event when the Arkansas Trust disposes of a Bond or when the Unitholder sells, exchanges, redeems or otherwise disposes of his Units;

   Any gains realized upon the sale, exchange, maturity, redemption or other disposition of Bonds held by the Arkansas Trust resulting in the distribution of income to Arkansas Unitholders will be subject to Arkansas income taxation to the extent that such income would be subject to Arkansas income taxation if the Bonds were held, sold, exchanged, redeemed or otherwise disposed of by the Arkansas Unitholders; and

   Interest on Bonds, issued by the State of Arkansas, or by or on behalf of political subdivisions, thereof, that would be exempt from Federal income taxation when paid directly to an Arkansas Unitholder will be exempt from Arkansas income taxation when received by the Arkansas Trust and attributed to such Arkansas Unitholder and when distributed to such Arkansas Unitholder.

   California Risk Factors. The financial condition of the State of California is affected by various national, economic, social and environmental policies and conditions. Additionally, limitations imposed by constitutional amendments, legislative measures, or voter initiatives on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors, such as natural disasters, complications with exports and industry deregulation.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning California risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Tax Status. At the time of the closing, special counsel to the Trust for California tax matters rendered an opinion under then existing California income tax law applicable to taxpayers whose income is subject to California income taxation substantially to the effect that:

   We have examined the income tax laws of the State of California to determine its applicability to the Trust and to the holders of Units in the Trust who are full-time residents of the State of California ("California Unitholders"). The assets of the Trust will consist of bonds issued by the State of California or a local government of California (the "California Bonds") or by the Commonwealth of Puerto Rico or its authority (the "Possession Bonds") (collectively, the "Bonds"). For purposes of the following opinions, it is assumed that each asset of the Trust is debt, the interest on which is excluded from gross income for Federal income tax purposes.

   Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Trust. However, although Chapman and Cutler LLP expresses no opinion with respect to the issuance of the Bonds, in rendering its opinion expressed herein, it has assumed that: (i) the Bonds were validly issued; (ii) the interest thereon is excludable from gross income for Federal income tax purposes; and (iii) interest on the Bonds, if received directly by a California Unitholder, would be exempt from the income tax imposed by the State of California that is applicable to individuals, trusts and estates (the "California Personal Income Tax"). This opinion does not address the taxation of persons other than full time residents of California. We have assumed that, at the respective times of issuance of the Bonds, opinions that the Bonds were validly issued and that interest on the Bonds is excluded from gross income for Federal income tax purposes were rendered by bond counsel to the respective issuing authorities. In addition, we have assumed that, with respect to the California Bonds, bond counsel to the issuing authorities rendered opinions that the interest on the California Bonds is exempt from the California Personal Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions that the Possession Bonds and the interest thereon is exempt from all state and local income taxation. Neither the Sponsor nor its counsel has made any review for the Trust of the proceedings relating to the issuance of the Bonds or of the basis for the opinions rendered in connection therewith.

   Based upon the foregoing, and upon an investigation of such matters of law as special counsel to the Trust considered to be applicable special counsel to the Trust is of the opinion that, under then existing California law:

         (1)The Trust is not an association taxable as a corporation for purposes of the California Corporation Tax Law, and each California Unitholder will be treated as the owner of a pro rata portion of the Trust, and the income of such portion of the Trust will be treated as the income of the California Unitholders under the California Personal Income Tax.

         (2)Interest on the Bonds which is exempt from tax under the California Personal Income Tax when received by the Trust and which would be excludable from California taxable income for purposes of the California Personal Income Tax if received directly by a California Unitholder, will be excludable from California taxable income for purposes of the California Personal Income Tax when received by the Trust and distributed to a California Unitholder.

         (3)Each California Unitholder of the Trust will generally recognize gain or loss for California Personal Income Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale or otherwise) or when the California Unitholder redeems or sells Units of the Trust, to the extent that such a transaction results in a recognized gain or loss to such California Unitholder for Federal income tax purposes. However, there are certain differences between the recognition of gain or loss for Federal income tax purposes and for California Personal Income Tax purposes, and California Unitholders are advised to consult their own tax advisors. Tax basis reduction requirements relating to amortization of bond premium may, under some circumstances, result in a California Unitholder realizing taxable gain for California Personal Income Tax purposes when a Unit is sold or redeemed for an amount equal to or less than its original cost.

         (4)Under the California Personal Income Tax, interest on indebtedness incurred or continued by a California Unitholder to purchase Units in the Trust is not deductible for purposes of the California Personal Income Tax.

   This opinion relates only to California Unitholders subject to the California Personal Income Tax. No opinion is expressed with respect to the taxation of California Unitholders subject to the California Corporation Tax Law and such California Unitholders are advised to consult their own tax advisors. Please note, however, that interest on the underlying Bonds attributed to a California Unitholder that is subject to the California Corporation Tax Law may be includible in its gross income for purposes of determining its California franchise tax. We have not examined any of the Bonds to be deposited and held in the Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and we express no opinion with respect to taxation under any other provisions of California law. Ownership of the Units may result in collateral California tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

   Colorado Risk Factors. The financial condition of the State of Colorado is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning Colorado risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Tax Status. At the time of the closing, counsel to the Fund for Colorado tax matters rendered an opinion under then existing Colorado income tax law applicable to taxpayers whose income is subject to Colorado income taxation substantially to the effect that:

   The assets of the Colorado Trust will consist of interest-bearing obligations issued by or on behalf of the State of Colorado ("Colorado") or counties, municipalities, authorities or political subdivisions thereof (the "Colorado Bonds") or by the Commonwealth of Puerto Rico (the "Puerto Rico Bonds") (collectively, the "Bonds") the interest on which is expected to qualify as exempt from Colorado income taxes.

   Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Trust. However, although counsel to the Fund expresses no opinion with respect to the issuance of the Bonds, in rendering its opinion expressed herein, it has assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for Federal income tax purposes, and (iii) interest on the Bonds, if received directly by a Unitholder, would be exempt from the income tax imposed by the State that is applicable to individuals and corporations (the"State Income Tax").

   It is assumed that, at the respective times of issuance of the Bonds: (i) opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities; (ii) with respect to the Colorado Bonds, bond counsel to the issuing authorities rendered opinions that the interest on the Colorado Bonds is exempt from the State Income Tax (the "State Income Tax") and, (iii) with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions that the interest on the Puerto Rico Bonds is exempt from all state and local income taxation. Neither the Sponsor nor its counsel has made any review for the Colorado Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith. This opinion does not address the taxation of persons other than full time residents of Colorado.

   In the opinion of counsel to the Fund, in summary under existing Colorado law:

         (1)Because Colorado income tax law is based upon the Federal law, the Colorado Trust is not an association taxable as a corporation for purposes of Colorado income taxation.

         (2)With respect to Colorado Unitholders, in view of the relationship between Federal and Colorado tax computations described above:

             (i) Each Colorado Unitholder will be treated as owning a pro rata share of each asset of the Colorado Trust for Colorado income tax purposes in the proportion that the number of Units of such Trust held by the Unitholder bears to the total number of outstanding Units of the Colorado Trust, and the income of the Colorado Trust will therefore be treated as the income of each Colorado Unitholder under Colorado law in the proportion described and an item of income of the Colorado Trust will have the same character in the hands of a Colorado Unitholder as it would have if the Colorado Unitholder directly owned the assets of the Colorado Trust;

             (ii)Interest on Bonds that would not be includible in income for
                 Colorado income tax purposes when paid directly to a Colorado Unitholder will be exempt from Colorado income taxation when received by the Colorado Trust and attributed to such Colorado Unitholder and when distributed to such Colorado Unitholder;

            (iii)To the extent that interest income derived from the Colorado
                 Trust by a Unitholder with respect to Puerto Rico Bonds is exempt from state taxation pursuant to 48 U.S.C. 745, such interest will not be subject to the Colorado State Income Tax.

             (iv)Any proceeds paid under an insurance policy or policies. if any, issued to the Colorado Trust with respect to the Bonds in the Colorado Trust which represent maturing interest on defaulted Bonds held by the Trustee will be excludable from Colorado adjusted gross income if, and to the same extent as, such interest is so excludable for Federal income tax purposes if paid in the normal course by the issuer notwithstanding that the source of payment is from insurance proceeds provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the Bonds, rather than the insurer, will pay debt service on the Bonds.

              (v)Each Colorado Unitholder will realize taxable gain or loss when the Colorado Trust disposes of a Bond (whether by sale, exchange, redemption, or payment at maturity) or when the Colorado Unitholder redeems or sells Units at a price that differs from original cost as adjusted for amortization of bond discount or premium and other basis adjustments (including any basis reduction that may be required to reflect a Colorado Unitholder's share of interest, if any, accruing on Bonds during the interval between the Colorado Unitholder's settlement date and the date such Bonds are delivered to the Colorado Trust, if later);

             (vi)Tax basis reduction requirements relating to amortization of bond premium may, under some circumstances, result in Colorado Unitholders realizing taxable gain when their Units are sold or redeemed for an amount equal to or less than their original cost; and

            (vii)If interest on indebtedness incurred or continued by a
                 Colorado Unitholder to purchase Units in the Colorado Trust is not deductible for Federal income tax purposes, it also will be non-deductible for Colorado income tax purposes.

   Unitholders should be aware that all tax-exempt interest, including their share of interest on the Bonds paid to the Colorado Trust, is taken into account for purposes of determining eligibility for the Colorado Property Tax/Rent/Heat Rebate.

   Counsel to the Fund has expressed no opinion with respect to taxation under any other provision of Colorado law. Ownership of the Units may result in collateral Colorado tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

   Connecticut Risk Factors. The financial condition of the State of Connecticut is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning Connecticut risk factors may be obtained upon request to the Sponsor as described in "Additional Information" .

   Tax Status. At the time of the closing, special counsel to the Fund for Connecticut tax matters rendered an opinion under then existing Connecticut income tax law applicable to taxpayers whose income is subject to Connecticut income taxation substantially to the effect that:

   The assets of the Trust will consist of obligations (the "Bonds"); certain of the Bonds have been issued by or on behalf of the State of Connecticut or its political subdivisions or other public instrumentalities, state or local authorities, districts, or similar public entities created under the laws of the State of Connecticut ("Connecticut Bonds"); the balance of the Bonds have been issued by or on behalf of entities classified for the relevant purposes as territories or possessions of the United States, including one or more of Puerto Rico, Guam, or the Virgin Islands, the interest on the obligations of which Federal law would prohibit Connecticut from taxing if received directly by the Unitholders. Certain Connecticut Bonds in the Trust were issued prior to the enactment of the Connecticut income tax on the Connecticut taxable income of individuals, trusts, and estates (the "Connecticut Income Tax"); therefore, bond counsel to the issuers of such Bonds did not opine as to the exemption of the interest on such Bonds from such tax. However, the Sponsor and special counsel to the Trust for Connecticut tax matters believe that such interest will be so exempt. Interest on other Bonds in the Trust, if any, is, in the opinion of bond counsel to such issuers, exempt from state taxation.

   In the opinion of Day, Berry & Howard LLP, special counsel to the Fund for Connecticut tax matters, which relies explicitly on the opinion of Chapman and Cutler LLP regarding Federal income tax matters, in summary under existing Connecticut law:

   The Trust is not liable for any tax on or measured by net income imposed by the State of Connecticut;

   Interest income of the Trust from a Bond issued by or on behalf of the State of Connecticut, any political subdivision thereof, or public instrumentality, state or local authority, district, or similar public entity created under the laws of the State of Connecticut (a "Connecticut Bond"), or from a Bond issued by United States territories or possessions the interest on which Federal law would prohibit Connecticut from taxing if received directly by a Unitholder from the issuer thereof, is not taxable under the Connecticut tax on the Connecticut taxable income of individuals, trusts, and estates (the "Connecticut Income Tax"), when any such interest is received by the Trust or distributed by it to such a Unitholder;

   Insurance proceeds received by the Trust representing maturing interest on defaulted Bonds held by the Trust are not taxable under the Connecticut Income Tax if, and to the same extent as, such interest would not be taxable thereunder if paid directly to the Trust by the issuer of such Bonds;

   Gains and losses recognized by a Unitholder for Federal income tax purposes upon the maturity, redemption, sale, or other disposition by the Trust of a Bond held by the Trust or upon the redemption, sale, or other disposition of a Unit of the Trust held by a Unitholder are taken into account as gains or losses, respectively, for purposes of the Connecticut Income Tax, except that, in the case of a Unitholder holding a Unit of the Trust as a capital asset, such gains and losses recognized upon the maturity, redemption, sale, or exchange of a Connecticut Bond held by the Trust are excluded from gains and losses taken into account for purposes of such tax, and no opinion is expressed as to the treatment for purposes of such tax of gains and losses recognized, to the extent attributable to Connecticut Bonds, upon the redemption, sale, or other disposition by a Unitholder of a Unit of the Trust held by him;

   The portion of any interest income or capital gain of the Trust that is allocable to a Unitholder that is subject to the Connecticut corporation business tax is includible in the gross income of such Unitholder for purposes of such tax; and

   An interest in a Unit of the Trust that is owned by or attributable to a Connecticut resident at the time of his death is includible in his gross estate for purposes of the Connecticut succession tax and the Connecticut estate tax.

   Generally, a Unitholder recognizes gain or loss for purposes of the Connecticut Income Tax to the same extent as the Unitholder recognizes gain or loss for Federal income tax purposes. Ordinarily this would mean that gain or loss would be recognized by a Unitholder upon the maturity, redemption, sale, or other disposition by the Trust of a Bond held by it, or upon the redemption, sale or other disposition of a Unit of the Trust held by the Unitholder. However, gains and losses from the sale or exchange of Connecticut Bonds held as capital assets are not taken into account for purposes of this tax. Regulations indicate that this rule would apply to gain or loss recognized by a Unitholder holding a Unit of the Trust as a capital asset upon the maturity, redemption, sale, or other disposition of a Connecticut Bond held by the Trust. However, it is not clear whether this rule would also apply, to the extent attributable to Connecticut Bonds held by the Trust, to gain or loss recognized by a Unitholder upon the redemption, sale, or other disposition of a Unit of the Trust held by such Unitholder. Unitholders are urged to consult their own tax advisors concerning these matters.

   Florida Risk Factors. The financial condition of the State of Florida is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning Florida risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Tax Status. At the time of the closing, special counsel to the Trust for Florida tax matters rendered an opinion under then existing Florida income tax law applicable to taxpayers whose income is subject to Florida income taxation substantially to the effect that:

   The bonds issued by the State of Florida or its political subdivisions (the "Florida Bonds") were accompanied by opinions of bond counsel to the respective issuers thereof to the effect that the Florida Bonds were exempt from the Florida intangibles tax. The bonds issued by Puerto Rico or its authority (the Puerto Rico Bonds, and together with the Florida Bonds, "Bonds") were accompanied by opinions of bond counsel to the respective issuers thereof to the effect that the Puerto Rico Bonds and the interest thereon is exempt from all state and local income taxation.

   Neither the Sponsor nor its counsel have independently reviewed such opinions or examined the Bonds to be deposited in and held by the Florida IM-IT Trust and they have assumed the correctness as of the date of deposit of the opinions of bond counsel and that the Bonds are and will continue to be exempt from such taxes. It is assumed for purposes of the opinion below that the Bonds constitute debt for Federal income tax purposes.

   "Non-Corporate Unitholder" means a Unitholder of the Florida IM-IT Trust who is an individual not subject to the Florida state income tax on corporations under Chapter 220, Florida Statutes and "Corporate Unitholder" means a Unitholder of the Florida IM-IT Trust that is a corporation, bank or savings association or other entity subject to Florida state income tax on corporations or franchise tax imposed on banks or savings associations under Chapter 220, Florida Statutes.

   In the opinion of special counsel to the Trust, in summary under then existing Florida law:

   For Florida state income tax purposes, the Florida IM-IT Trust will not be subject to the Florida income tax imposed by Chapter 220, Florida Statutes.

   Because Florida does not impose an income tax on individuals, Non-Corporate Unitholders residing in Florida will not be subject to any Florida income taxation on income realized by the Florida IM-IT Trust. Any amounts paid to the Florida IM-IT Trust or to Non-Corporate Unitholders under an insurance policy issued to the Florida IM-IT Trust or the Sponsor which represent maturing interest on defaulted obligations held by the Trustee will not be subject to the Florida income tax imposed by Chapter 220, Florida Statutes.

   Corporate Unitholders with commercial domiciles in Florida will be subject to Florida income or franchise taxation on income realized by the Florida IM-IT Trust and on payments of interest pursuant to any insurance policy to the extent such income constitutes "non business income" as defined by Chapter 220, Florida Statutes or is otherwise allocable to Florida under Chapter 220, Florida Statutes. Other Corporate Unitholders will be subject to Florida income or franchise taxation on income realized by the Florida IM-IT Trust (or on payments of interest pursuant to any insurance policy) only to the extent that the income realized does not constitute "non-business income" as defined by Chapter 220, Florida Statutes and if such income is otherwise allocable to Florida under Chapter 220, Florida Statutes. However, no opinion is expressed with respect to the treatment under Chapter 220, Florida Statutes of any such income that is attributable to the Puerto Rico Bonds.

   Units will be subject to Florida estate tax only if held by Florida residents. However, the Florida estate tax is limited to the amount of the credit for state death taxes provided for in Section 2011 of the Internal Revenue Code of 1986, as amended.

   Neither the Bonds nor the Units will be subject to the Florida ad valorem property tax, the Florida intangible personal property tax or the Florida sales or use tax.

   Chapman and Cutler LLP has expressed no opinion with respect to taxation under any other provision of Florida law. Ownership of the Units may result in collateral Florida tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

   Georgia Risk Factors. The financial condition of the State of Georgia is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. Historically, the State has experienced significant revenue shortfalls.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Weather conditions may have a significant impact on Georgia's agricultural sector. In the past, widespread flooding in central and southern Georgia has caused extensive damage and destruction of farmland, private residences, businesses and local and state government facilities.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning Georgia risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Tax Status. At the time of the closing, special counsel to the Trust for Georgia tax matters rendered an opinion under then existing Georgia income tax law applicable to taxpayers whose income is subject to Georgia income taxation substantially to the effect that:

   The assets of the Georgia IM-IT Trust will consist of interest-bearing obligations issued by or on behalf of the State of Georgia or counties, municipalities, authorities or political subdivisions thereof (the "Georgia Bonds") and certain bonds issued by Puerto Rico authorities (the "Possession Bonds," and collectively with the Georgia Bonds, the "Bonds").

   Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Georgia IM-IT Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes and (iii) interest on the Bonds, if received directly by a Unitholder would be exempt from the Georgia income tax (the "Georgia Income Tax"). We have assumed that at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, we have assumed that with respect to the Georgia Bonds, bond counsel to the issuing authorities rendered opinions that interest on the Georgia Bonds is exempt from the Georgia Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions that the Possession Bonds and the interest thereon is exempt from all state and local income taxation. Neither the Sponsor nor its counsel has made any review for the Georgia IM-IT Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith.

   In the opinion of special counsel to the Trust, under then existing Georgia law, and based upon the assumptions set forth above:

         (1)For Georgia income tax purposes, the Georgia IM-IT Trust is not an association taxable as a corporation, and the income of the Georgia IM-IT Trust will be treated as the income of the Unitholders. Interest on the Georgia Bonds which is exempt from Georgia income tax when received by the Georgia IM-IT Trust, and which would be exempt from Georgia income tax if received directly by a Unitholder, will retain its status as a tax-exempt interest when distributed by the Georgia IM-IT Trust and received by the Unitholders. Interest on the Possession Bonds which is excludable from gross income for Federal income tax purposes and is exempt from state and local taxation pursuant to Federal law when received by the Georgia IM-IT Trust will be exempt from Georgia income taxation and therefore will not be includible in the income of the Unitholder for Georgia income tax purposes when distributed by the Georgia IM-IT Trust and received by the Unitholders.

         (2)If the Trustee disposes of a Bond (whether by sale, exchange, payment on maturity, retirement or otherwise) or if a Unitholder redeems or sells his Unit, the Unitholder will recognize gain or loss for Georgia income tax purposes to the same extent that gain or loss would be recognized for Federal income tax purposes (except in the case of Bonds issued before March 11, 1987 issued with original issue discount owned by the Georgia IM-IT Trust in which case gain or loss for Georgia income tax purposes may differ from the amount recognized for Federal income tax purposes because original issue discount on such Bonds may be determined by accruing said original issue discount on a ratable basis). Due to the amortization of bond premium and other basis adjustments required by the Internal Revenue Code, a Unitholder, under some circumstances, may realize taxable gain when his or her Units are sold or redeemed for an amount less than or equal to their original cost.

         (3)Amounts paid under an insurance policy or policies issued to the Georgia IM-IT Trust, if any, with respect to the Bonds in the Georgia IM-IT Trust which represent maturing interest on defaulted obligations held by the Trustee will be exempt from State income taxes if, and to the extent as, such interest would have been so exempt if paid by the issuer of the defaulted obligations provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the obligations, rather than the insurer, will pay debt service on the obligations.

         (4)Neither the Bonds nor the Units will be subject to Georgia sales or use tax.

   Chapman and Cutler LLP has expressed no opinion with respect to taxation under any other provision of Georgia law. Ownership of the Units may result in collateral Georgia tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

   Kansas Risk Factors. The financial condition of the State of Kansas is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The Kansas economy is composed of manufacturing, trade, services and agriculture. Severe weather conditions could have a significant impact on the Kansas economy.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning Kansas risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Tax Status. At the time of the closing, special counsel to the Trust for Kansas tax matters, rendered an opinion under then existing Kansas income tax law applicable to taxpayers whose income is subject to Kansas income taxation, assuming interest on the Bonds is excludable from gross income under Section 103 of the Internal Revenue Code of 1986, as amended, substantially to the effect that:

   The Kansas Trust is not an association taxable as a corporation for Kansas income tax purposes;

   Each Unitholder of the Kansas Trust will be treated as the owner of a pro rata portion of the Kansas Trust, and the income and deductions of the Kansas Trust will therefore be treated as income (and deductions) of the Unitholder under Kansas law;

   Interest on Bonds issued after December 31, 1987 by the State of Kansas or any of its political subdivisions will be exempt from income taxation imposed on individuals, corporations and fiduciaries (other than banks, trust companies or savings and loan associations). However, interest on Bonds issued prior to January 1, 1988 by the State of Kansas or any of its political subdivisions will not be exempt from income taxation imposed on individuals, corporations and fiduciaries (other than banks, trust companies or savings and loan associations) unless the laws of the State of Kansas authorizing the issuance of such Bonds specifically exempt the interest on the Bonds from income taxation by the State of Kansas;

   Interest on Bonds issued by the State of Kansas or any of its political subdivisions will be subject to the tax imposed on banks, trust companies and savings and loan associations under Article 11, Chapter 79 of the Kansas statutes;

   Interest on the Bonds which is exempt from Kansas income taxation when received by the Kansas Trust will continue to be exempt when distributed to a Unitholder (other than a bank, trust company or savings and loan association);

   Each Unitholder of the Kansas Trust will recognize gain or loss for Kansas income tax purposes if the Trustee disposes of a Bond (whether by sale, exchange, payment on maturity, retirement or otherwise) or if the Unitholder redeems or sells Units of the Kansas Trust to the extent that such transaction results in a recognized gain or loss for Federal income tax purposes;

   Interest received by the Kansas Trust on the Bonds is exempt from intangibles taxation imposed by any counties, cities and townships pursuant to present Kansas law; and

   No opinion is expressed regarding whether the gross earnings derived from the Units is subject to intangibles taxation imposed by any counties, cities and townships pursuant to present Kansas law. Chapman and Cutler LLP has expressed no opinion with respect to taxation under any other provision of Kansas law. Ownership of the Units may result in collateral Kansas tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

   Kentucky Risk Factors. The financial condition of the State of Kentucky is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning Kentucky risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Tax Status. At the time of the closing, the respective counsel to the Kentucky Trusts for Kentucky tax matters rendered an opinion under then existing Kentucky income tax law applicable to taxpayers whose income is subject to Kentucky income taxation substantially to the effect that:

   The assets of the Kentucky Trust will consist of interest-bearing obligations issued by or on behalf of the Commonwealth of Kentucky (the "State") or counties, municipalities, authorities or political subdivisions thereof (the "Kentucky Bonds") and by an authority of the Commonwealth of Puerto Rico (the "Possession Bonds") (collectively, the "Bonds").

   Although we express no opinion herein regarding such matters, we have assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for Federal income tax purposes, (iii) interest on the Bonds, if received directly by a Unitholder, would be exempt from the income tax imposed by the Commonwealth of Kentucky that is applicable to individuals and corporations (the "Kentucky State Income Tax"); and (iv) the Bonds are exempt from the ad valorem tax imposed by the Commonwealth of Kentucky. Neither the Sponsor nor its counsel has made any review of the proceedings relating to the issuance of the Bonds or of the bases for the opinions, if any, rendered in connection therewith. This opinion does not address the taxation of persons other than full time residents of Kentucky.

   In the opinion of Chapman and Cutler LLP, counsel to the Sponsor, under existing Kentucky income tax law as of the date of this prospectus and based upon the assumptions above:

         (1)The Kentucky Trust is not an association taxable as a corporation and each Kentucky Unitholder will be treated as the owner of a pro rata portion of the Kentucky Trust, and the income of such portion of the Kentucky Trust will therefore be treated as the income of the Kentucky Unitholder for Kentucky Income Tax purposes;

         (2)For Kentucky State Income Tax purposes, interest on the Bonds which is excludable from Federal gross income and which is also exempt from taxation under the Kentucky State Income Tax when received by the Kentucky Trust, and which would be excludable from Federal gross income and also exempt from Kentucky State Income Tax if received directly by a Unitholder, will retain its status as tax-exempt interest when received by the Kentucky Trust and distributed to the Unitholders.

         (3)Each Kentucky Unitholder of the Kentucky Trust will recognize gain or loss for Kentucky State Income Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale or otherwise) or if the Kentucky Unitholder redeems or sells Units of the Kentucky Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for Federal income tax purposes;

         (4)Tax reduction requirements relating to amortization of bond premium may, under some circumstances, result in Kentucky Unitholders realizing taxable gain for Kentucky State Income Tax purposes when their Units are sold or redeemed for an amount equal to or less than their original cost;

         (5)State law does not permit a deduction for interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Kentucky Trust, the interest on which is exempt from State income taxes.

         (6)Units of the Kentucky Trust, but only to the extent the same represent an ownership in obligations of the Commonwealth of Kentucky or governmental units of the Commonwealth of Kentucky, the interest on which is excludable from gross income for federal and Kentucky State Income Tax purposes will not be subject to ad valorem taxation by the Commonwealth of Kentucky or any political subdivision thereof; and

         (7)Proceeds, if any, paid under individual insurance policies obtained by issuers of Bonds that represent maturing interest on defaulted obligations held by the Trustee will not be subject to Kentucky State Income Tax if, and to the same extent as, such interest would not have been subject to Kentucky State Income Tax if paid in the normal course by the issuer of the defaulted obligation provided that, at the time such policies are purchased, the amounts paid for such policies were reasonable, customary and consistent with the reasonable expectation that the issuer of the Bonds, rather than the insurer, will pay debt service on the Bonds.

   Chapman and Cutler LLP expresses no opinion with respect to taxation under any other provision of Kentucky law. Ownership of the Units may result in collateral Kentucky tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

   Louisiana Risk Factors. The financial condition of the State of Louisiana is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning Louisiana risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Tax Status. At the time of the closing, Special Counsel to each Louisiana Trust for Louisiana tax matters rendered an opinion under then existing Louisiana income tax law applicable to taxpayers whose income is subject to Louisiana income taxation substantially to the effect that:

         (1)The Louisiana Trust will be treated as a trust for Louisiana income tax purposes and not as an association taxable as a corporation.

         (2)The Louisiana income tax on resident individuals is imposed upon the "tax table income" of resident individuals. The calculation of the "tax table income" of a resident individual begins with Federal adjusted gross income. Certain modifications are specified, but no such modification requires the addition of interest on obligations of the State of Louisiana and its political subdivisions, public corporations created by them and constitutional authorities thereof authorized to issue obligations on their behalf. Accordingly, amounts representing interest excludable from gross income for Federal income tax purposes received by the Louisiana Trust with respect to such obligations will not be taxed to the Louisiana Trust, or, except as provided below, to the resident individual Unitholder, for Louisiana income tax purposes. In addition to the foregoing, interest on the respective Securities may also be exempt from Louisiana income taxes pursuant to the statutes authorizing their issuance.

         (3)To the extent that gain from the sale, exchange or other disposition of obligations held by the Louisiana Trust (whether as a result of a sale or exchange of such obligations by the Louisiana Trust or as a result of a sale or exchange of a Unit by a Unitholder) is includible in the Federal adjusted gross income of a resident individual, such gain will be included in the calculation of the Unitholder's Louisiana taxable income; and

         (4)Gain or loss on the Unit or as to underlying bonds for Louisiana income tax purposes would be determined by taking into account the basis adjustments for Federal income tax purposes described in this Prospectus.

   As no opinion is expressed regarding the Louisiana tax consequences of Unitholders other than individuals who are Louisiana residents, tax counsel should be consulted by other prospective Unitholders. The Internal Revenue Code of 1986, as amended (the "1986 Code"), contains provisions relating to investing in tax-exempt obligations (including, for example, corporate minimum tax provisions which treat certain tax-exempt interest and corporate book income which may include tax-exempt interest, as tax preference items, provisions affecting the deductibility of interest expense by financial institutions) which could have a corresponding effect on the Louisiana tax liability of the Unitholders.

   In rendering the opinions expressed above, counsel has relied upon the opinion of Counsel to the Sponsor that the Louisiana Trust is not an association taxable as corporation for Federal income tax purposes, that each Unitholder of the Louisiana Trust will be treated as the owner of a pro rata portion of such Louisiana Trust under the 1986 Code and that the income of the Louisiana Trust will be treated as income of the Unitholders under the 1986 Code.

   Tax counsel should be consulted as to the other Louisiana tax consequences not specifically considered herein, and as to the Louisiana Tax Status of taxpayers other than Louisiana resident individuals who are Unitholders in the Louisiana Trust. In addition, no opinion is being rendered as to Louisiana tax consequences resulting from any proposed or future Federal or state tax legislation.

   Maine Risk Factors. The financial condition of the State of Maine is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Maine's economy consists of services, trade, government and manufacturing.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning Maine risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Tax Status. At the time of the closing, special counsel to the Trust for Maine tax matters rendered an opinion under then existing Maine income tax law applicable to taxpayers whose income is subject to Maine income taxation substantially to the effect that:

   The assets of the Maine Trust will consist of interest-bearing obligations issued by or on behalf of the State of Maine (the "State") or counties, municipalities, authorities or political subdivisions thereof (the "Maine Bonds") or by the Commonwealth of Puerto Rico, Guam and the United States Virgin Islands (the "Possession Bonds") (collectively, the "Bonds").

   Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Maine Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for Federal income tax purposes, (iii) interest on the Maine Bonds, if received directly by a Unitholder, would be exempt from the Maine income tax applicable to individuals, trusts and estates and corporations ("Maine Income Tax"), and
(iv) interest on the Bonds will not be taken into account by individuals and corporations in computing an additional tax ("Maine Minimum Tax") imposed under the Maine Income Tax or in the case of corporations, a surcharge ("Maine Corporate Income Tax Surcharge") enacted in 1991 and scheduled to apply to tax years beginning in 1991 and 1992. The opinion set forth below does not address the taxation of persons other than full time residents of Maine.

   In the opinion of special counsel to the Trust under then existing Maine law, and based upon the assumptions set forth above:

         (1)The Maine Trust is not an association taxable as a corporation, thus each Unitholder of the Trust will be essentially treated as the owner of a pro rata portion of the Maine Trust and the income of such portion of the Maine Trust will be treated as the income of the Unitholder for Maine Income Tax purposes;

         (2)Interest on the Bonds which is exempt from the Maine Income Tax when received by the Maine Trust, and which would be exempt from the Maine Income Tax and the Maine Minimum Tax if received directly by a Unitholder, will retain its status as exempt from the Maine Income Tax and the Maine Minimum Tax when received by the Maine Trust and distributed to the Unitholder;

         (4)to the extent that interest derived from the Maine Trust by a Unitholder with respect to the Possession Bonds is excludable from gross income for Federal income tax purposes pursuant to 48 U.S.C.
            Section 745, 48 U.S.C. Section 1423a and 48 U.S.C. Section 1403, such interest will not be subject to the Maine Income Tax;

         (5)each Unitholder of the Maine Trust will recognize gain or loss for Maine Income Tax purposes if the Trustee disposes of a bond (whether by redemption, sale or otherwise) or if the Unitholder redeems or sells Units of the Maine Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for Federal income tax purposes; and

         (6)the Maine Income Tax does not permit a deduction of interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Maine Trust, the interest on which is exempt from the Tax.

   Prospective purchasers subject to the Maine Franchise Tax should be advised that for purposes of the Maine Franchise Tax, interest on the Bonds received by the Trust and distributed to a Unitholder subject to such tax will be added to the Unitholder's Federal taxable income and therefore will be taxable. Chapman and Cutler LLP has expressed no opinion with respect to taxation under any other provision of Maine law. Ownership of the Units may result in collateral Maine tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such consequences.

   Maryland Risk Factors. The financial condition of the State of Maryland is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning Maryland risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Tax Status. In the opinion of special counsel to the Trust for Maryland tax matters, in summary under existing Maryland income tax law applicable to taxpayers whose income is subject to Maryland income taxation:

         (1)For Maryland State and local income tax purposes, the Maryland Quality Trust will not be recognized as an association taxable as a corporation, but rather as a fiduciary whose income will not be subject to Maryland state and local income taxation.

         (2)To the extent that interest and accrued original issue discount derived from the Maryland Quality Trust by a Unitholder with respect to the bonds in the Trust is excludable from Federal gross income, such interest will not be subject to Maryland State or local income taxes. Interest paid to a "financial institution" will be subject to the Maryland Franchise Tax.

         (3)In the case of taxpayers who are individuals, Maryland presently imposes an income tax on items of tax preference with reference to such items as defined in the Internal Revenue Code, as amended from time to time, for purposes of calculating the Federal alternative minimum tax. Interest paid on certain private activity bonds constitutes a tax preference item for the purpose of calculating the Federal alternative minimum tax. Accordingly, if the Maryland Quality Trust holds such bonds, 50% of the interest on such bonds in excess of a threshold amount is taxable in Maryland.

         (4)Capital gain, including gain realized by a Unitholder from the redemption, sale or other disposition of a Unit, will be included in the taxable base of Unitholders for Maryland state and local income taxation purposes. However, Maryland defines the taxable net income of individuals as Federal adjusted gross income with certain modifications. Likewise, the Maryland taxable net income of corporations is Federal taxable income with certain modifications. There is available to Maryland income taxpayers a modification which allows those taxpayers to subtract from the Maryland taxable base the gain included in Federal adjusted gross income or Federal taxable income, as the case may be, which is realized from the disposition of obligations issued by the State of Maryland or its political subdivisions by the Maryland Quality Trust. Consequently, by making that modification, a Unitholder who is entitled to make the subtraction modification will not be subject to Maryland state or local income tax with respect to gain realized upon the disposition of obligations issued by the State of Maryland and its political subdivisions by the Maryland Quality Trust. Profit realized by a "financial institution" from the sale or exchange of bonds will be subject to the Maryland Franchise Tax.

   These opinions relate only to the treatment of the Maryland Quality Trust and the Units under the Maryland State and local income tax laws and Maryland franchise tax laws. Unitholders should consult tax counsel as to other Maryland tax consequences not specifically considered in these opinions. For example, no opinion is expressed as to the treatment of the Units under the Maryland inheritance and estate tax laws.

   Massachusetts Risk Factors. The financial condition of the Commonwealth of Massachusetts is affected by various national, economic, social and environmental policies and conditions. Additionally, limitations imposed by statute and voter initiative upon the Commonwealth and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the Commonwealth and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors.

   The Commonwealth may be a party to numerous lawsuits in which an adverse final decision could materially affect the Commonwealth's governmental operations and consequently, its ability to pay debt service on its obligations.

   Further information concerning Massachusetts risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Tax Status. At the time of the closing, Special Counsel to each Massachusetts Trust for Massachusetts tax matters rendered an opinion under then existing Massachusetts income tax law applicable to taxpayers whose income is subject to Massachusetts income taxation substantially to the effect that:

   In the opinion of special counsel to the Fund, under existing Massachusetts law:

         (1)For Massachusetts income tax purposes, the Trust will be treated as a corporate trust under Section 8 of Chapter 62 of the Massachusetts General Laws and not as a grantor trust under Section 10(e) of Chapter 62 of the Massachusetts General Laws.

         (2)The Trust will not be held to be engaging in business in Massachusetts within the meaning of said Section 8 and will not, therefore, be subject to Massachusetts income tax.

         (3)Massachusetts Unitholders who are subject to Massachusetts income taxation under Chapter 62 of the Massachusetts General Laws will not be required to include their respective shares of the earnings of or distributions from the Trust in their Massachusetts gross income to the extent that such earnings or distributions represent tax-exempt interest for Federal income tax purposes received by the Trust on obligations issued by Massachusetts, its counties, municipalities, authorities, political subdivisions or instrumentalities or by United States territories or possessions ("Bonds").

         (4)Massachusetts Unitholders who are subject to Massachusetts income taxation under Chapter 62 of the Massachusetts General Laws will not be required to include their respective shares of the earnings of or distributions from the Trust in their Massachusetts gross income to the extent that such earnings or distributions are derived from proceeds of insurance obtained by the Trust or by the Sponsor or by the issuer or underwriter of an Bond held by the Trust that represent maturing interest on defaulted Bonds held by the Trust, if, and to the same extent that, such earnings or distributions would have been excludable from their gross income if derived from interest paid by the issuer of the defaulted Bond.

         (5)The Trust's capital gains and/or capital losses realized upon disposition of Bonds held by it will be included pro rata as capital gains and/or losses in the gross income of Massachusetts Unitholders who are subject to Massachusetts income taxation under Chapter 62 of the Massachusetts General Laws, except where capital gain is specifically exempted from income taxation under acts authorizing issuance of said Bonds.

         (6)Gains or losses realized on sales or redemptions of Units by Massachusetts Unitholders who are subject to Massachusetts income taxation under Chapter 62 of the Massachusetts General Laws will be includible in their Massachusetts gross income. In determining such gain or loss Massachusetts Unitholders will, to the same extent required for Federal tax purposes, be required to adjust the tax basis for their Units for accrued interest received, if any, on Bonds delivered to the Trustee after the Massachusetts Unitholders pay for their Units, and for amortization of premiums, if any, on the Bonds held by the Trust.

         (7)The Units of the Trust are not subject to any property tax levied by Massachusetts or any political subdivision thereof, nor to any income tax levied by any such political subdivision. They are includible in the gross estate of a deceased Massachusetts Unitholder who is a resident of Massachusetts for purposes of the Massachusetts Estate Tax.

   Michigan Risk Factors. The financial condition of the State of Michigan is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning Michigan risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Tax Status. In the opinion of special counsel to the Trust for Michigan tax matters, in summary under existing Michigan law, the Michigan IM-IT Trust and the owners of Units will be treated for purposes of the Michigan income tax laws and the Single Business Tax in substantially the same manner as they are for purposes of the Federal income tax laws, as currently enacted. Accordingly, we have relied upon the opinion of Messrs. Chapman and Cutler LLP as to the applicability of Federal income tax under the Internal Revenue Code of 1986 to the Michigan IM-IT Trust and the Unitholders.

   Under the income tax laws of the State of Michigan, the Michigan IM-IT Trust is not an association taxable as a corporation; the income of the Michigan IM-IT Trust will be treated as the income of the Unitholders and be deemed to have been received by them when received by the Michigan IM-IT Trust. Interest on the underlying bonds which is exempt from tax under these laws when received by Michigan IM-IT Trust will retain its status as tax exempt interest to the Unitholders.

   For purposes of the foregoing Michigan tax laws, each Unitholder will be considered to have received his pro rata share of bond interest when it is received by the Michigan IM-IT Trust, and each Unitholder will have a taxable event when the Michigan IM-IT Trust disposes of a bond (whether by sale, exchange, redemption or payment at maturity) or when the Unitholder redeems or sells his Certificate to the extent the transaction constitutes a taxable event for Federal income tax purposes. The tax cost of each unit to a Unitholder will be established and allocated for purposes of these Michigan tax laws in the same manner as such cost is established and allocated for Federal income tax purposes.

   The Michigan Intangibles Tax was totally repealed effective January 1, 1998.

   The Michigan Single Business Tax replaced the tax on corporate and financial institution income under the Michigan Income Tax, and the Intangible Tax with respect to those intangibles of persons subject to the Single Business Tax the income from which would be considered in computing the Single Business Tax. Persons are subject to the Single Business Tax only if they are engaged in "business activity", as defined in the Act. Under the Single Business Tax, both interest received by the Michigan IM-IT Trust on the underlying bonds and any amount distributed from the Michigan IM-IT Trust to a Unitholder, if not included in determining taxable income for Federal income tax purposes, is also not included in the adjusted tax base upon which the Single Business Tax is computed, of either the Michigan IM-IT Trust or the Unitholders. If the Michigan IM-IT Trust or the Unitholders have a taxable event for Federal income tax purposes when the Michigan IM-IT Trust disposes of a bond (whether by sale, exchange, redemption or payment at maturity) or the Unitholder redeems or sells his Certificate, an amount equal to any gain realized from such taxable event which was included in the computation of taxable income for Federal income tax purposes (plus an amount equal to any capital gain of an individual realized in connection with such event but excluded in computing that individual's Federal taxable income) will be included in the tax base against which, after allocation, apportionment and other adjustments, the Single Business Tax is computed. The tax base will be reduced by an amount equal to any capital loss realized from such a taxable event, whether or not the capital loss was deducted in computing Federal taxable income in the year the loss occurred. Unitholders should consult their tax advisor as to their status under Michigan law. The Single Business Tax is being phased-out, with total repeal after December 31, 2009.

   Any proceeds paid under an insurance policy issued to the Trustee of the Trust, or paid under individual policies obtained by issuers of bonds, which, when received by the Unitholders, represent maturing interest on defaulted obligations held by the Trustee, will be excludable from the Michigan income tax laws and the Single Business Tax if, and to the same extent as, such interest would have been so excludable if paid by the issuer of the defaulted obligations. While treatment under the Michigan Intangibles Tax is not premised upon the characterization of such proceeds under the Internal Revenue Code, the Michigan Department of Treasury should adopt the same approach as under the Michigan income tax laws and the Single Business Tax.

   As the Tax Reform Act of 1986 eliminated the capital gain deduction for tax years beginning after December 31, 1986, the Federal adjusted gross income, the computation base for the Michigan Income Tax, of a Unitholder will be increased accordingly to the extent such capital gains are realized when the Michigan IM-IT Trust disposes of a bond or when the Unitholder redeems or sells a Unit, to the extent such transaction constitutes a taxable event for Federal income tax purposes.

   Minnesota Risk Factors. The financial condition of the State of Minnesota is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning Minnesota risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Tax Status. At the time of the closing, special counsel to the Trust for Minnesota tax matters rendered an opinion under then existing Minnesota income tax law applicable to taxpayers whose income is subject to Minnesota income taxation substantially to the effect that:

   We understand that the Minnesota Trust will only have income consisting of
(i) interest from bonds issued by the State of Minnesota and its political and governmental subdivisions, municipalities and governmental agencies and instrumentalities (the "Minnesota Bonds") and bonds issued by possessions of the United States, including bonds issued by Puerto Rico authorities (the "Possession Bonds" and, collectively with the Minnesota Bonds, the "Bonds") which would be exempt from Federal and Minnesota income taxation when paid directly to an individual, trust or estate, (ii) gain on the disposition of such Bonds, and (iii) proceeds paid under certain insurance policies issued to the Trustee or to the issuers of the Bonds which represent maturing interest or principal payments on defaulted Bonds held by the Trustee.

   Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for Federal income tax purposes and (iii) the interest thereon is exempt from the income tax imposed by Minnesota that is applicable to individuals, trusts and estates (the "Minnesota Income Tax"). It should be noted that interest on the Minnesota Bonds is subject to tax in the case of corporations subject to the Minnesota Corporate Franchise Tax or the Corporate Alternative Minimum Tax and is a factor in the computation of the Minimum Fee applicable to financial institutions. The opinion set forth below does not address the taxation of persons other than full time residents of Minnesota. We have assumed that at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, we have assumed that with respect to the Minnesota Bonds, bond counsel to the issuing authorities rendered opinions that the interest on the Minnesota Bonds is exempt from the Minnesota Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions that the Possession Bonds and the interest thereon is exempt from all state and local income taxation. Neither the Sponsor nor its counsel has made any review for the Minnesota Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith.

   Although Minnesota state law provides that interest on Minnesota Bonds is exempt from Minnesota state income taxation, the Minnesota state legislature has enacted a statement of intent that interest on the Minnesota Bonds should be subject to Minnesota state income taxation if it is judicially determined that the exemption discriminates against interstate commerce, effective for the calendar year in which such a decision becomes final. It cannot be predicted whether a court would render such a decision or whether, as a result thereof, interest on Minnesota Bonds and therefore distributions by the Minnesota Trust would become subject to Minnesota state income taxation.

   In the opinion of special counsel to the Trust, under then existing Minnesota law, and based upon the assumptions set forth above:

         (1)The Minnesota Trust is not an association taxable as a corporation;

         (2)Income on the Bonds which is excludable from Minnesota taxable income for purposes of the Minnesota Income Tax when received by the Minnesota Trust and which would be excludable from Minnesota taxable income for purposes of the Minnesota Income Tax if received directly by a Unitholder will be excludable from Minnesota taxable income for purposes of the Minnesota Income Tax when received by the Minnesota Trust and distributed to such Unitholder;

         (3)To the extent that interest on certain Bonds (except with respect to Possession Bonds, as to which no opinion is expressed), if any, is includible in the computation of "alternative minimum taxable income" for Federal income tax purposes, such interest will also be includible in the computation of "alternative minimum taxable income" for purposes of the Minnesota Alternative Minimum Tax imposed on individuals, estates and trusts;

         (4)Each Unitholder of the Minnesota Trust will recognize gain or loss for Minnesota Income Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale or otherwise) or if the Unitholder redeems or sells Units of the Minnesota Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for Federal income tax purposes;

         (5)Tax basis reduction requirements relating to amortization of bond premium may, under some circumstances, result in Unitholders realizing taxable gain for Minnesota Income Tax purposes when their Units are sold or redeemed for an amount equal to or less than their original cost;

         (6)Proceeds, if any, paid under individual insurance policies obtained by issuers of Bonds or the Trustee which represent maturing interest on defaulted obligations held by the Trustee will be excludable from Minnesota net income if, and to the same extent as, such interest would have been so excludable from Minnesota net income if paid in the normal course by the issuer of the defaulted obligation provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the bonds, rather than the insurer, will pay debt service on the bonds; and

         (7)To the extent that interest derived from the Minnesota Trust by a Unitholder with respect to any Possession Bonds would be excludable from gross income for Federal income tax purposes and would be exempt from state and local taxation pursuant to Federal law if the Unitholder directly owned the Possession Bonds, such interest will not be subject to the Minnesota Income Tax when distributed by the Minnesota Trust and received by the Unitholders. As noted above, we have expressed no opinion as to the treatment of interest on the Possession Bonds for purposes of the Minnesota Corporate Franchise Tax or the Alternative Minimum Tax or whether it is a factor in the computation of the Minimum Fee applicable to financial institutions. Although a Federal statute currently provides that bonds issued by the Government of Puerto Rico, or by its authority, are exempt from all state and local taxation, the Supreme Court of Minnesota has held that interest earned on bonds issued by the Government of Puerto Rico may be included in taxable net income for purposes of computing the Minnesota bank excise tax. The State of Minnesota could apply the same reasoning in determining whether interest on the Possession Bonds is subject to the taxes listed above on which we express no opinion.

   We have not examined any of the Bonds to be deposited and held in the Minnesota Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and therefore express no opinions to the exemption from State income taxes of interest on the Bonds if received directly by a Unitholder. Chapman and Cutler LLP has expressed no opinion with respect to taxation under any other provision of Minnesota law. Ownership of the Units may result in collateral Minnesota tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

   Missouri Risk Factors. The financial condition of the State of Missouri is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the state and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning Missouri risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Tax Status. At the time of the closing, special counsel to the Trust for Missouri tax matters rendered an opinion under then existing Missouri income tax law applicable to taxpayers whose income is subject to Missouri income taxation substantially to the effect that:

   The assets of the Missouri IM-IT Trust will consist of debt obligations issued by or on behalf of the State of Missouri (the "State") or counties, municipalities, authorities or political subdivisions thereof (the "Missouri Bonds") or by the Commonwealth of Puerto Rico or an authority thereof (the "Possession Bonds") (collectively, the "Bonds").

   Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Missouri IM-IT Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for Federal income tax purposes and (iii) interest on the Bonds, if received directly by a Unitholder, would be exempt from the Missouri income tax applicable to individuals and corporations ("Missouri State Income Tax"). It is assumed that, at the respective times of issuance of the Bonds, opinions that the Bonds were validly issued and that interest on the Bonds is excluded from gross income for Federal income tax purposes were rendered by bond counsel to the respective issuing authorities. In addition, with respect to the Missouri Bonds, bond counsel to the issuing authorities rendered opinions that the interest on the Missouri Bonds is exempt from the Missouri State Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions that the Possession Bonds and the interest thereon is exempt from all state and local income taxation. Neither the Sponsor nor its counsel has made any review for the Missouri IM-IT Trust of the proceedings relating to the issuance of the Bonds or the bases for the opinions rendered in connection therewith. The opinion set forth below does not address the taxation of persons other than full time residents of Missouri.

   In the opinion of special counsel to the Trust, under then existing Missouri law, and based on the assumptions set forth above:

         (1)The Missouri IM-IT Trust is not an association taxable as a corporation for Missouri income tax purposes, and each Unitholder of the Missouri IM-IT Trust will be treated as the owner of a pro rata portion of the Missouri IM-IT Trust and the income of such portion of the Missouri IM-IT Trust will be treated as the income of the Unitholder for Missouri State Income Tax purposes.

         (2)Interest paid and original issue discount, if any, on the Bonds which would be exempt from the Missouri State Income Tax if received directly by a Unitholder will be exempt from the Missouri State Income Tax when received by the Missouri IM-IT Trust and distributed to such Unitholder; however, no opinion is expressed herein regarding taxation of interest paid and original issue discount, if any, on the Bonds received by the Missouri IM-IT Trust and distributed to Unitholders under any other tax imposed pursuant to Missouri law, including but not limited to the franchise tax imposed on financial institutions pursuant to Chapter 148 of the Missouri Statutes.

         (3)Each Unitholder of the Missouri IM-IT Trust will recognize gain or loss for Missouri State Income Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale, payment at maturity or otherwise) or if the Unitholder redeems or sells Units of the Missouri IM-IT Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for Federal income tax purposes. Due to the amortization of bond premium and other basis adjustments required by the Internal Revenue Code, a Unitholder under some circumstances, may realize taxable gain when his or her Units are sold or redeemed for an amount less than or equal to their original cost.

         (4)Any insurance proceeds paid under policies which represent maturing interest on defaulted obligations which are excludable from gross income for Federal income tax purposes will be excludable from the Missouri State Income Tax to the same extent as such interest would have been so excludable if paid by the issuer of such Bonds held by the Missouri IM-IT Trust; however, no opinion is expressed herein regarding taxation of interest paid and original issue discount, if any, on the Bonds received by the Missouri IM-IT Trust and distributed to Unitholders under any other tax imposed pursuant to Missouri law, including but not limited to the franchise tax imposed on financial institutions pursuant to Chapter 148 of the Missouri Statutes.

         (5)The Missouri State Income Tax does not permit a deduction of interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Trust, the interest on which is exempt from such tax.

         (6)The Missouri IM-IT Trust will not be subject to the Kansas City, Missouri Earnings and Profits Tax and each Unitholder's share of income of the Bonds held by the Missouri IM-IT Trust will not generally be subject to the Kansas City, Missouri Earnings and Profits Tax or the City of St. Louis Earnings Tax (except that no opinion is expressed in the case of certain Unitholders, including corporations, otherwise subject to the St. Louis City Earnings Tax).

   Chapman and Cutler LLP has expressed no opinion with respect to taxation under any other provision of Missouri law. Ownership of the Units may result in collateral Missouri tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

   Nebraska Risk Factors. The financial condition of the State of Nebraska is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning Nebraska risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Tax Status. At the time of the closing, special counsel to the Trust for Nebraska tax matters rendered an opinion under then existing Nebraska income tax law applicable to taxpayers whose income is subject to Nebraska income taxation substantially to the effect that:

   The assets of the Nebraska Trust will consist of interest-bearing obligations issued by or on behalf of the State of Nebraska (the "State") or counties, municipalities, authorities or political subdivisions thereof (the "Nebraska Bonds") or by the Commonwealth of Puerto Rico, Guam and the United States Virgin Islands (the "Possession Bonds") (collectively, the "Bonds").

   Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Nebraska Trust. With respect to certain Nebraska Bonds which may be held by the Nebraska Trust, the opinions of bond counsel to the issuing authorities for such Bonds have indicated that the interest on such Bonds is included in computing the Nebraska Alternative Minimum Tax imposed by
Section 77-2715 (2) of the Revised Nebraska Statutes (the "Nebraska Minimum Taxes") (the "Nebraska AMT Bonds"). However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for Federal income tax purposes, (iii) none of the Bonds (other than the Nebraska AMT Bonds, if any) are "specified private activity bonds" the interest on which is included as an item of tax preference in the computation of the Alternative Minimum Tax for federal income tax purposes, (iv) interest on the Nebraska Bonds (other than the Nebraska AMT Bonds, if any), if received directly by a Unitholder, would be exempt from both the Nebraska income tax, imposed by Section 77-2714 et seq. of the Revised Nebraska Statutes (other than the Nebraska Minimum Tax) (the "Nebraska State Income Tax") and the Nebraska Minimum Tax imposed by Section 77-2715 (2) of the Revised Nebraska Statutes (the "Nebraska Minimum Tax"), and
(v) interest on the Nebraska AMT Bonds, if any, if received directly by a Unitholder, would be exempt from the Nebraska State Income Tax. The opinion set forth below does not address the taxation of persons other than full time residents of Nebraska.

   In the opinion of special counsel to the Trust, under then existing Nebraska law and based upon the assumptions set forth above:

         (1)The Nebraska Trust is not an association taxable as a corporation, each Unitholder of the Nebraska Trust will be treated as the owner of a pro rata portion of the Nebraska Trust, and the income of such portion of the Nebraska Trust will therefore be treated as the income of the Unitholder for both Nebraska State Income Tax and Nebraska Minimum Tax purposes;

         (2)Interest on the Bonds which is exempt from both the Nebraska State Income Tax and the Nebraska Minimum Tax when received by the Nebraska Trust, and which would be exempt from both the Nebraska State Income Tax and the Nebraska Minimum Tax if received directly by a Unitholder, will retain its status as exempt from such taxes when received by the Nebraska Trust and distributed to a Unitholder;

         (3)Interest on the Nebraska AMT Bonds, if any, which is exempt from the Nebraska State Income Tax but is included in the computation of the Nebraska Minimum Tax when received by the Nebraska Trust, and which would be exempt from the Nebraska State Income Tax but would be included in the computation of the Nebraska Minimum Tax if received directly by a Unitholder, will retain its status as exempt from the Nebraska State Income Tax but included in the computation of the Nebraska Minimum Tax when received by the Nebraska Trust and distributed to a Unitholder;

         (4)To the extent that interest derived from the Nebraska Trust by a Unitholder with respect to the Possession Bonds is excludable from gross income for Federal income tax purposes pursuant to 48 U.S.C.
            Section 745, 48 U.S.C. Section 1423a and 48 U.S.C. Section 1403, such interest will not be subject to either the Nebraska State Income Tax or the Nebraska Minimum Tax;

         (5)Each Unitholder of the Nebraska Trust will recognize gain or loss for both Nebraska State Income Tax and Nebraska Minimum Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale or otherwise) or if the Unitholder redeems or sells Units of the Nebraska Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for Federal income tax purposes;

         (6)The Nebraska State Income Tax does not permit a deduction for interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Nebraska Trust, the interest on which is exempt from such tax; and

         (7)In the case of a Unitholder subject to the State financial institutions franchise tax, the income derived by such Unitholder from his pro rata portion of the Bonds held by the Nebraska Trust may affect the determination of such Unitholder's maximum franchise tax.

   We have not examined any of the Bonds to be deposited and held in the Nebraska Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and therefore express no opinion as to the exemption from either the Nebraska State Income Tax or the Nebraska Minimum Tax of interest on the Nebraska Bonds if received directly by a Unitholder.

   Chapman and Cutler LLP has expressed no opinion with respect to taxation under any other provision of Nebraska law. Ownership of the Units may result in collateral Nebraska tax consequences to certain taxpayers. Prospective investors should consult their own tax advisors as to the applicability of any such collateral consequences.

   New Jersey Risk Factors. The financial condition of the State of New Jersey is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economic base is diversified, consisting of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning New Jersey risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Tax Status. In the opinion of special counsel to the Trust for New Jersey tax matters, in summary under existing law:

         (1)The New Jersey IM-IT Trust will be recognized as a trust and not an association taxable as a corporation. The New Jersey IM-IT Trust will not be subject to the New Jersey Corporation Business Tax or the New Jersey Corporation Income Tax.

         (2)With respect to the non-corporate Unitholders who are residents of New Jersey, the income of the New Jersey IM-IT Trust which is allocable to each such Unitholder will be treated as the income of such Unitholder under the New Jersey Gross Income Tax. Interest on the underlying bonds which would be exempt from New Jersey Gross Income Tax if directly received by such Unitholder will retain its status as tax-exempt interest when received by the New Jersey IM-IT Trust and distributed to such Unitholder. Any proceeds paid under the insurance policy issued to the Trustee of the New Jersey IM-IT Trust with respect to the bonds or under individual policies obtained by issuers of bonds which represent maturing interest on defaulted obligations held by the Trustee will be exempt from New Jersey Gross Income Tax if, and to the same extent as, such interest would have been so exempt if paid by the issuer of the defaulted obligations.

         (3)A non-corporate Unitholder will not be subject to the New Jersey Gross Income Tax on any gain realized either when the New Jersey IM-IT Trust disposes of a bond (whether by sale, exchange, redemption, or payment at maturity), when the Unitholder redeems or sells his Units or upon payment of any proceeds under the insurance policy issued to the Trustee of the New Jersey IM-IT Trust with respect to the bonds or under individual policies obtained by issuers of bonds which represent maturing principal on defaulted obligations held by the Trustee. Any loss realized on such disposition may not be utilized to offset gains realized by such Unitholder on the disposition of assets the gain on which is subject to the New Jersey Gross Income Tax.

         (4)Units of the New Jersey IM-IT Trust may be taxable on the death of a Unitholder under the New Jersey Transfer Inheritance Tax Law or the New Jersey Estate Tax Law.

         (5)If a Unitholder is a corporation subject to the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax, interest from the bonds in the New Jersey IM-IT Trust which is allocable to such corporation will be includible in its entire net income for purposes of the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax, less any interest expense incurred to carry such investment to the extent such interest expense has not been deducted in computing Federal taxable income. Net gains derived by such corporation on the disposition of the bonds by the New Jersey IM-IT Trust or on the disposition of its Units will be included in its entire net income for purposes of the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax. Any proceeds paid under the insurance policy issued to the Trustee of the New Jersey IM-IT Trust with respect to the bonds or under individual policies obtained by issuers of bonds which represent maturing interest or maturing principal on defaulted obligations held by the Trustee will be included in its entire net income for purposes of the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax if, and to the same extent as, such interest or proceeds would have been so included if paid by the issuer of the defaulted obligations.

   New Mexico Risk Factors. The financial condition of the State of New Mexico is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economy is composed of energy resources, services, construction and trade. These industries tend to be highly cyclical. Tourism is also one of the State's important industries. Because many international travelers visit New Mexico, an increase in the value of the U.S. dollar adversely affects this industry. Moreover, New Mexico could be impacted by problems in the agricultural sector, including crop failures, severe weather conditions or other agricultural-related problems.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning New Mexico risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Tax Status. At the time of the closing, special counsel to the Trust for New Mexico tax matters rendered an opinion under then existing New Mexico income tax law applicable to taxpayers whose income is subject to New Mexico income taxation substantially to the effect that:

   The assets of the New Mexico Trust will consist of interest-bearing obligations issued by or on behalf of the State of New Mexico ("New Mexico") or counties, municipalities, authorities or political subdivisions thereof (the "New Mexico Bonds"), and by the Commonwealth of Puerto Rico, Guam, or the Virgin Islands (collectively the "Possession Bonds") (collectively the New Mexico Bonds and the Possession Bonds shall be referred to herein as the "Bonds") the interest on which is expected to qualify as exempt from New Mexico income taxes.

   Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the New Mexico Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for Federal income tax purposes and (iii) interest on the Bonds, if received directly by a Unitholder, would be exempt from the New Mexico income taxes applicable to individuals and corporations (collectively, the "New Mexico State Income Tax"). At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, with respect to the New Mexico Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption of interest from the New Mexico State Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption from all state and local income taxation. Neither the Sponsor nor its counsel has made any review for the New Mexico Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith. The opinion set forth below does not address the taxation of persons other than full time residents of New Mexico.

   In the opinion of special counsel to the Trust for New Mexico tax matters under then existing New Mexico law and based upon the assumptions set forth above:

         (1)The New Mexico Trust will not be subject to tax under the New Mexico State Income Tax.

         (2)Interest on the Bonds which is exempt from the New Mexico State Income Tax when received by the New Mexico Trust, and which would be exempt from the New Mexico State Income Tax if received directly by a Unitholder, will retain its status as exempt from such tax when received by the New Mexico Trust and distributed to such Unitholder provided that the New Mexico Trust complies with the reporting requirements contained in the New Mexico State Income Tax regulations.

         (3)To the extent that interest income derived from the New Mexico Trust by a Unitholder with respect to Possession Bonds is excludable from gross income for Federal income tax purposes pursuant to 48 U.S.C.
            Section 745, 48 U.S.C. Section 1423a or 48 U.S.C. Section 1403, such interest income will not be subject to New Mexico State Income Tax.

         (4)Each Unitholder will recognize gain or loss for New Mexico Income Tax purposes if the Trustee disposes of a bond (whether by redemption, sale or otherwise) or if the Unitholder redeems or sells Units of the New Mexico Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for Federal income tax purposes.

         (5)The New Mexico State Income Tax does not permit a deduction of interest paid on indebtedness or other expenses incurred (or continued) in connection with the purchase or carrying of Units in the New Mexico Trust to the extent that interest income related to the ownership of Units is exempt from the New Mexico State Income Tax.

   Chapman and Cutler LLP has expressed no opinion with respect to taxation under any other provisions of New Mexico law. We have assumed that at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. Investors should consult their tax advisors regarding collateral tax consequences under New Mexico law relating to the ownership of the Units, including, but not limited to, the inclusion of income attributable to ownership of the Units in "modified gross income" for purposes of determining eligibility for and the amount of the low income comprehensive tax rebate, the child day care credit, and the elderly taxpayers' property tax rebate, and the applicability of other New Mexico taxes, such as the New Mexico estate tax.

   New York Risk Factors. The financial condition of the State of New York is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The economy of the State continues to be influenced by the financial health of the City of New York, which, due to the terrorist attacks on the World Trade Center on September 11, 2001, has been weakened. The burden of State and local taxation, in combination with the many other causes of regional economic dislocation, may have contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State.

   The State may be party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning New York risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Tax Status. In the opinion of special counsel to the Trust for New York tax matters, in summary under existing New York law, the New York IM-IT Trust is not an association taxable as a corporation and the income of the New York IM-IT Trust will be treated as the income of the Unitholders under the income tax laws of the State and City of New York. Individuals who reside in New York State or City will not be subject to State and City tax on interest income which is exempt from Federal income tax under section 103 of the Internal Revenue Code of 1986 and derived from obligations of New York State or a political subdivision thereof or of the Government of Puerto Rico or a political subdivision thereof or of the Government of Guam or its authorities, although they will be subject to New York State and City tax with respect to any gains realized when such obligations are sold, redeemed or paid at maturity or when any such Units are sold or redeemed.

   North Carolina Risk Factors. The financial condition of the State of North Carolina is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economic base is diversified, consisting of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. The State has a relatively high wage labor market which has resulted in the State's business sector becoming more vulnerable to competitive pressures.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning North Carolina risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Tax Status. The portfolio of the North Carolina Quality Trust consists of bonds issued by the State of North Carolina or municipalities, authorities or political subdivisions thereof (the "North Carolina Bonds") or by territories or possessions of the United States. We have assumed for the purposes of this opinion that the issuers of bonds other than North Carolina Bonds will be limited to the Commonwealth of Puerto Rico, the United States Virgin Islands or Guam, or their respective public authorities (collectively, the "Possession Bonds") (the North Carolina Bonds and the Possession Bonds are sometimes referred to herein as the "Bonds").

   In the opinion of special counsel to the Fund for North Carolina tax matters, in summary under existing North Carolina law, upon the establishing of the North Carolina Quality Trust and the Units thereunder:

         (1)The North Carolina Quality Trust is not an "association" taxable as a corporation under North Carolina law with the result that income of the North Carolina Quality Trust will be deemed to be income of the Unitholders.

         (2)Interest on the Bonds that is exempt from North Carolina income tax when received by the North Carolina Quality Trust will retain its tax-exempt status when received by the Unitholders.

         (3)Unitholders will realize a taxable event when the North Carolina Quality Trust disposes of a Bond (whether by sale, exchange, redemption or payment at maturity) or when a Unitholder redeems or sells his Units (or any of them), and taxable gains for Federal income tax purposes may result in gain taxable as ordinary income for North Carolina income tax purposes. However, when a Bond has been issued under an act of the North Carolina General Assembly that provides that all income from such Bond, including any profit made from the sale thereof, shall be free from all taxation by the State of North Carolina, any such profit received by the North Carolina Quality Trust will retain its tax-exempt status in the hands of the Unitholders.

         (4)Unitholders must amortize their proportionate shares of any premium on a Bond. Amortization for each taxable year is accomplished by lowering the Unitholder's basis (as adjusted) in his Units with no deduction against gross income for the year.

   The opinion of special counsel is based, in part, on the opinion of Chapman and Cutler LLP regarding Federal tax status.

   Ohio Risk Factors. The financial condition of the State of Ohio is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its fiscal year or fiscal biennium in a deficit position.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The Ohio economy continues to rely in part on durable goods manufacturing, largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. Yet, the Ohio economy has become more diversified with expansion into the service and other non-manufacturing sectors.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning Ohio risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Tax Status. In the opinion of special counsel to the Trust for Ohio tax matters, assuming the Ohio IM-IT continues to qualify as a grantor trust under
Section 676(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and that at all times at least fifty percent (50%) of the total assets of the Ohio IM-IT will consist of interest-bearing Obligations of the State of Ohio or its political subdivisions or similar obligations of other states or their political subdivisions under existing law:

         (1)The Ohio IM-IT Trust is not taxable as a corporation or otherwise for purposes of the Ohio personal income tax, school district or municipal income taxes in Ohio, the Ohio corporation franchise tax, or the Ohio dealers in intangibles tax.

         (2)Distributions with respect to Units of the Ohio IM-IT Trust ("Distributions") will be treated as the income of the Unitholders for purposes of the Ohio personal income tax, and school district and municipal income taxes in Ohio and the Ohio corporation franchise tax in proportion to the respective interest therein of each Unitholder.

         (3)Distributions properly attributable to interest on obligations issued by or on behalf of the State of Ohio, political subdivisions thereof, or agencies or instrumentalities thereof ("Ohio Obligations") held by the Trust are exempt from the Ohio personal income tax, school district and municipal income taxes in Ohio, and are excluded from the net income base of the Ohio corporation franchise tax when distributed or deemed distributed to Unitholders.

         (4)Distributions properly attributable to interest on obligations issued by the governments of Puerto Rico, the Virgin Islands or Guam ("Territorial Obligations") held by the Ohio IM-IT Trust the interest on which is exempt from state income taxes under the laws of the United States are exempt from the Ohio personal income tax, and municipal and school district income taxes in Ohio and, provided such interest is excluded from gross income for Federal income tax purposes, are excluded from the net income base of the Ohio corporation franchise tax when distributed or deemed distributed to Unitholders.

         (5)Distributions properly attributable to proceeds of insurance paid to the Ohio IM-IT Trust that represent maturing or matured interest on defaulted obligations held by the Ohio IM-IT Trust and that are excluded from gross income for Federal income tax purposes will be exempt from Ohio personal income tax, and school district and municipal income taxes in Ohio and the net income base of the Ohio corporation franchise tax.

         (6)Distributions of profit made on the sale, exchange or other disposition by the Ohio IM-IT Trust of Ohio Obligations, including distributions of "capital gain dividends" as defined in Section 852(b)(3)(C) of the Code, properly attributable to the sale, exchange or other disposition of Ohio Obligations are exempt from Ohio personal income tax, and school district and municipal income taxes in Ohio, and are excluded from the net income base of the Ohio corporation franchise tax.

   Oklahoma Risk Factors. The financial condition of the State of Oklahoma is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Oklahoma has broadened its economic base to rely less on petroleum and agriculture and has expanded in manufacturing. These industries tend to be highly cyclical and there is no assurance that Oklahoma's current expansionary phase will continue.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning Oklahoma risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Tax Status. At the time of the closing, special counsel to the Trust for Oklahoma tax matters rendered an opinion under then existing Oklahoma income tax law applicable to taxpayers whose income is subject to Oklahoma income taxation substantially to the effect that:

   The assets of the Oklahoma Trust will consist of interest-bearing obligations issued by or on behalf of the State of Oklahoma (the "State") or counties, municipalities, authorities or political subdivisions thereof (the "Oklahoma Bonds") or by the Commonwealth of Puerto Rico, Guam and the United States Virgin Islands (the "Possession Bonds") (collectively, the "Bonds"). At the respective times of issuance of the Oklahoma Bonds, certain, but not necessarily all, of the issues of the Oklahoma Bonds may have been accompanied by an opinion of bond counsel to the respective issuing authorities that interest on such Oklahoma Bonds (the "Oklahoma Tax-Exempt Bonds") are exempt from the income tax imposed by the State of Oklahoma that is applicable to individuals and corporations (the "Oklahoma State Income Tax"). The Oklahoma Trust may include Oklahoma Bonds the interest on which is subject to the Oklahoma State Income Tax (the "Oklahoma Taxable Bonds"). See "Portfolio" which indicates by footnote which Oklahoma Bonds are Oklahoma Tax-Exempt Bonds (all other Oklahoma Bonds included in the portfolio are Oklahoma Taxable Bonds).

   Neither the Sponsor nor its counsel has independently examined the Bonds to be deposited in and held in the Oklahoma Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for Federal income tax purposes and (iii) interest on the Oklahoma Tax-Exempt Bonds and the Possession Bonds, if received directly by a Unitholder, would be exempt from the Oklahoma State Income Tax. At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, with respect to the Oklahoma Tax-Exempt Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption of interest from the Oklahoma State Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption from all state and local income taxation. Neither the Sponsor nor its counsel has made any review for the Oklahoma Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith. The opinion set forth below does not address the taxation of persons other than full time residents of Oklahoma.

   In the opinion of special counsel to the Trust for Oklahoma tax matters, under then existing Oklahoma law and based upon the assumptions set forth above:

         (1)For Oklahoma State Income Tax purposes, the Oklahoma Trust is not an association taxable as a corporation, each Unitholder of the Trust will be treated as the owner of a pro rata portion of the Oklahoma Trust and the income of such portion of the Oklahoma Trust will be treated as the income of the Unitholder.

         (2)Interest paid and original issue discount, if any, on the Bonds which would be exempt from the Oklahoma State Income Tax if received directly by a Unitholder will be exempt from the Oklahoma State Income Tax when received by the Trust and distributed to such Unitholder. A Unitholder's pro rata portion of any interest paid and original issue discount, if any, on the Bonds which would be subject to the Oklahoma State Income Tax if received directly by a Unitholder, including, for example interest paid and original issue discount, if any, on the Oklahoma Taxable Bonds, will be taxable to such Unitholder for Oklahoma State Income Tax purposes when received by the Oklahoma Trust.

         (3)To the extent that interest paid and original issue discount, if any, derived from the Oklahoma Trust by a Unitholder with respect to Possession Bonds is excludable from gross income for Federal income tax purposes pursuant to 48 U.S.C. Section 745, 48 U.S.C. Section 1423a, and 48 U.S.C. Section 1403, such interest paid and original issue discount, if any, will not be subject to the Oklahoma State Income Tax.

         (4)Each Unitholder of the Oklahoma Trust will recognize gain or loss for Oklahoma State Income Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale, payment at maturity or otherwise) or if the Unitholder redeems or sells Units of the Oklahoma Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for Federal income tax purposes. Due to the amortization of bond premium and other basis adjustments required by the Internal Revenue Code, a Unitholder, under some circumstances, may realize taxable gain when his or her Units are sold or redeemed for an amount equal to their original cost.

         (5)Although no opinion is expressed herein, we have been informally advised by the Oklahoma Tax Commission that any insurance proceeds paid under policies which represent maturing interest on defaulted obligations which are excludable from gross income for Federal income tax purposes should be excludable from the Oklahoma State Income Tax to the same extent as such interest would have been if paid by the issuer of such Bonds held by the Oklahoma Trust provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the obligations, rather than the insurer, will pay debt service on the obligations.

         (6)The Oklahoma State Income Tax does not permit a deduction of interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Oklahoma Trust, the interest on which is exempt from such tax if such interest is not deductible for Federal income tax purposes. Special rules apply in the case of certain banks and financial institutions.

   Title 68 Section 1201 of the Oklahoma Statutes Annotated imposes a franchise tax on "corporations" and certain other organizations organized under the laws of or qualified to do or doing business in, the State of Oklahoma. Recent Oklahoma administrative guidance has indicated that a Federal grantor trust (a fixed investment trust) is characterized as a business trust and thus a corporation for estate tax purposes. Accordingly, the Oklahoma Tax Commission may hold that all fixed unit investment trusts are corporations subject to the Oklahoma franchise tax. Although Chapman and Cutler LLP expresses no opinion with respect to taxation of the Oklahoma Trust for Oklahoma franchise tax purposes, there is a reasonable basis to conclude that the Oklahoma Trust is not subject to the Oklahoma franchise tax because the Trust would not be considered as "doing business" within the State. The Oklahoma franchise tax is equal to $1.25 per $1,000 of the capital used, invested or employed in the State of Oklahoma not to exceed $20,000 per year.

   Under recently enacted Oklahoma legislation, a pass-through entity must withhold income tax at a rate of five percent of the Oklahoma share of income of the entity distributed to each nonresident member. A "pass-through entity" is defined to include a trust that is not taxed as a corporation for Federal income tax purposes and a "member" is defined to include a beneficiary of a trust. Special counsel has expressed no opinion as to the applicability of this provision to amounts distributed by the Oklahoma Trust.

   The scope of this opinion is expressly limited to the matters set forth herein, and we express no other opinions of law with respect to the state or local taxation of the Oklahoma Trust, the purchase, ownership or disposition of Units or the Unitholders under Oklahoma law. We have assumed that at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, we have assumed that, with respect to the Oklahoma Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption of interest from the Oklahoma Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption from all state and local income taxation of the Possession Bonds and the interest thereon. Neither the Sponsor nor its counsel has made any review for the Oklahoma Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith.

   Oregon Risk Factors. The financial condition of the State of Oregon is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning Oregon risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Tax Status. At the time of the closing, special counsel to the Trust for Oregon tax matters rendered an opinion under then existing Oregon income tax law applicable to taxpayers whose income is subject to Oregon income taxation substantially to the effect that:

   The assets of the Oregon Trust will consist of interest-bearing obligations issued by or on behalf of the State of Oregon (the "State") or counties, municipalities, authorities or political subdivisions thereof (the "Oregon Bonds") or by the Commonwealth of Puerto Rico, Guam and the United States Virgin Islands (the "Possession Bonds") (collectively, the "Bonds"). Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Oregon Trust. Although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued; (ii) the interest thereon is excludable from gross income for Federal income tax purposes; and (iii) interest on the Bonds, if received directly by an Oregon Unitholder, would be exempt from the Oregon income tax applicable to individuals (the "Oregon Personal Income Tax").

   In the opinion of counsel to the Trust, under then existing Oregon law and based on the assumptions set forth above: The Oregon Trust is not an association taxable as a corporation and based upon an administrative rule of the Oregon State Department of Revenue, each Oregon Unitholder of the Oregon Trust will be essentially treated as the owner of a pro rata portion of the Oregon Trust and the income of such portion of the Oregon Trust will be treated as the income of the Oregon Unitholder for Oregon Personal Income Tax purposes;

   Interest on the Bonds which is exempt from the Oregon Personal Income Tax when received by the Oregon Trust, and which would be exempt from the Oregon Personal Income Tax if received directly by an Oregon Unitholder, will retain its status as exempt from such tax when received by the Oregon Trust and distributed to an Oregon Unitholder;

   To the extent that interest derived from the Oregon Trust by an Oregon Unitholder with respect to the Possession Bonds is excludable from gross income for Federal income tax purposes pursuant to 48 U.S.C. Section 745, 48 U.S.C.
Section 1423a and 48 U.S.C. Section 1403, such interest will not be subject to the Oregon Personal Income Tax;

   Each Oregon Unitholder of the Oregon Trust will recognize gain or loss for Oregon Personal Income Tax purposes if the Trustee disposes of a bond (whether by redemption, sale, payment at maturity or otherwise) or if the Oregon Unitholder redeems or sells Units of the Oregon Trust to the extent that such a transaction results in a recognized gain or loss to such Oregon Unitholder for Federal income tax purposes; and

   The Oregon Personal Income Tax does not permit a deduction of interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Oregon Trust, the interest on which is exempt from such tax.

   Chapman and Cutler LLP has expressed no opinion with respect to taxation under any other provision of Oregon Law. Ownership of the Units may result in collateral Oregon tax consequences to certain tax payers.

   Counsel to the Sponsor has not examined any of the Bonds to be deposited and held in the Oregon Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto and therefore it expresses no opinion as to the exemption from the Oregon Personal Income Tax of interest on the Bonds if received directly by an Oregon Unitholder. In addition, prospective purchasers subject to the Oregon corporate income tax should be advised that for purposes of the Oregon Corporate Income (Excise) Tax, interest on the Bonds received by the Oregon Trust and distributed to an Oregon Unitholder subject to such tax will be added to the corporate Oregon Unitholder's Federal taxable income and therefore will be taxable. No opinion is expressed regarding the Oregon taxation of foreign or domestic insurance companies. We have assumed that at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, we have assumed that, with respect to the Oregon Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption of interest from the Oregon Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption from all state and local income taxation of the Possession Bonds and the interest thereon. Neither the Sponsor nor its counsel has made any review for the Oregon Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith.

   Pennsylvania Risk Factors. The financial condition of the Commonwealth of Pennsylvania is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the Commonwealth and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Historically, the economy of the Commonwealth has been dependent on heavy industry and manufacturing. Growth in the Commonwealth economy has more recently been in the service sector, including trade, health services and educational institutions. Growth in these sectors may be affected by Federal funding and state legislation.

   The Commonwealth may be a party to numerous lawsuits in which an adverse final decision could materially affect the Commonwealth's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning Pennsylvania risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Tax Status. We have examined certain laws of the Commonwealth of Pennsylvania (the "Commonwealth") to determine their applicability to the Pennsylvania IM-IT Trust and to the holders of Units in the Pennsylvania IM-IT Trust who are residents of the Commonwealth of Pennsylvania (the "Unitholders"). The assets of the Pennsylvania IM-IT Trust will consist of interest-bearing obligations issued by or on behalf of the Commonwealth, any public authority, commission, board or other agency created by the Commonwealth or a political subdivision of the Commonwealth, or political subdivisions thereof (the "Pennsylvania Bonds") or by the Commonwealth of Puerto Rico (the "Puerto Rico Bonds", and, collectively with the Pennsylvania Bonds, the "Bonds"). Distributions of income with respect to the Bonds received by the Pennsylvania IM-IT Trust will be made monthly.

   At the time of the closing for the Pennsylvania IM-IT Trust, special counsel for the Pennsylvania IM-IT Trust for Pennsylvania tax matters rendered an opinion under then existing Pennsylvania income tax law applicable to taxpayers whose income is subject to Pennsylvania income taxation substantially to the effect that:

   Although we express no opinion with respect thereto, in rendering the opinion expressed herein, we have assumed that: (i) the Bonds were validly issued by the Commonwealth or its municipalities, or by the Commonwealth of Puerto Rico, as the case may be, (ii) the interest thereon is excludable from gross income for Federal income tax purposes, (iii) the interest thereon is exempt from Pennsylvania Commonwealth and local taxes and (iv) with respect to the Puerto Rico Bonds, the Puerto Rico Bonds and the interest thereon are exempt from all state and local taxation. This opinion does not address the taxation of persons other than full-time residents of Pennsylvania.

   In the opinion of special counsel for the Trust for Pennsylvania tax matters, under then existing Pennsylvania law and based upon the assumptions set forth above:

         (1)The Pennsylvania IM-IT Trust will have no tax liability for purposes of the personal income tax (the "Personal Income Tax"), the corporate income tax (the "Corporate Income Tax") and the capital stock-franchise tax (the "Franchise Tax"), all of which are imposed under the Pennsylvania Tax Reform Code of 1971, or the Philadelphia School District Investment Net Income Tax (the "Philadelphia School Tax") imposed under Section 19-1804 of the Philadelphia Code of Ordinances.

         (2)Interest on the Bonds, net of Pennsylvania IM-IT Trust expenses, which is exempt from the Personal Income Tax and the Corporate Income Tax when received by the Pennsylvania IM-IT Trust and which would be exempt from such tax if received directly by a Unitholder, will retain its status as exempt from such taxes when received by the Pennsylvania IM-IT Trust and distributed to such Unitholder. Interest on the Pennsylvania Bonds which is exempt from the Philadelphia School Tax when received by the Pennsylvania IM-IT Trust and which would be exempt from such tax if received directly by a Unitholder, will retain its status as exempt from such tax when received by the Pennsylvania IM-IT Trust and distributed to such Unitholder. We express no opinion with respect to the treatment of distributions from the Pennsylvania IM-IT Trust attributable to interest on the Puerto Rico Bonds under the Philadelphia School Tax.

         (3)Distributions from the Pennsylvania IM-IT Trust attributable to capital gains recognized by the Pennsylvania IM-IT Trust upon its disposition of a Pennsylvania Bond issued on or after February 1, 1994 or a Puerto Rico Bond, will be taxable for purposes of the Personal Income Tax and the Corporate Income Tax. No opinion is expressed with respect to the taxation of distributions from the Pennsylvania IM-IT Trust attributable to capital gains recognized by the Pennsylvania IM-IT Trust upon its disposition of a Pennsylvania Bond issued before February 1, 1994.

         (4)Distributions from the Pennsylvania IM-IT Trust attributable to capital gains recognized by the Pennsylvania IM-IT Trust upon its disposition of a Bond will be exempt from the Philadelphia School Tax if the Bond was held by the Pennsylvania IM-IT Trust for a period of more than six months and the Unitholder held his Unit for more than six months before the disposition of the Bond. If, however, the Bond was held by the Pennsylvania IM-IT Trust or the Unit was held by the Unitholder for a period of less than six months, then distributions from the Pennsylvania IM-IT Trust attributable to capital gains recognized by the Pennsylvania IM-IT Trust upon its disposition of a Pennsylvania Bond issued on or after February 1, 1994 or a Puerto Rico Bond, will be taxable for purposes of the Philadelphia School Tax; no opinion is expressed with respect to the taxation of any such gains attributable to Pennsylvania Bonds issued before February 1, 1994.

         (5)Insurance proceeds paid under policies which represent maturing interest on defaulted obligations will be exempt from the Corporate Income Tax to the same extent as such amounts are excluded from gross income for Federal income tax purposes. No opinion is expressed with respect to whether such insurance proceeds are exempt from the Personal Income Tax or the Philadelphia School Tax.

         (6)Each Unitholder will recognize gain for purposes of the Corporate Income Tax if the Unitholder redeems or sells Units of the Pennsylvania IM-IT Trust to the extent that such a transaction results in a recognized gain to such Unitholder for Federal income tax purposes and such gain is attributable to Pennsylvania Bonds issued on or after February 1, 1994 or to Puerto Rico Bonds. No opinion is expressed with respect to the taxation of gains realized by a Unitholder on the sale or redemption of a Unit to the extent such gain is attributable to Pennsylvania Bonds issued prior to February 1, 1994.

         (7)A Unitholder's gain on the sale or redemption of a Unit will be subject to the Personal Income Tax, except that no opinion is expressed with respect to the taxation of any such gain to the extent it is attributable to Pennsylvania Bonds issued prior to February 1, 1994.

         (8)A Unitholder's gain upon a redemption or sale of Units will be exempt from the Philadelphia School Tax if the Unitholder held his Unit for more than six months and the gain is attributable to Bonds held by the Pennsylvania IM-IT Trust for a period of more than six months. If, however, the Unit was held by the Unitholder for less than six months or the gain is attributable to Bonds held by the Pennsylvania IM-IT Trust for a period of less than six months, then the gains will be subject to the Philadelphia School Tax; except that no opinion is expressed with respect to the taxation of any such gains attributable to Pennsylvania Bonds issued before February 1, 1994.

   Unitholders should be aware that, generally, interest on indebtedness incurred or continued to purchase or carry Units is not deductible for purposes of the Personal Income Tax, the Corporate Income Tax or the Philadelphia School Tax.

   We have not examined any of the Bonds to be deposited and held in the Pennsylvania IM-IT Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and therefore express no opinion as to the exemption from federal, state or local taxation of interest on the Bonds if interest thereon had been received directly by a Unitholder.

   Chapman and Cutler LLP has expressed no opinion with respect to taxation under any other provision of Pennsylvania law. Ownership of the Units may result in collateral Pennsylvania tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

   South Carolina Risk Factors. The state of South Carolina is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economic base is diversified, consisting primarily of manufacturing, but expanding into the trade and service industries, supplemented by rural areas with selective commercial agriculture.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning South Carolina risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Tax Status. In the opinion of special counsel to the Trust for South Carolina tax matters, under existing South Carolina law:

         (1)By the provision of paragraph (j) of Section 3 of Article 10 of the South Carolina Constitution (revised 1977) intangible personal property is specifically exempted from any and all ad valorem taxation.

         (2)Pursuant to the provisions of S.C. Code Ann. Section 12-7-430(b), recodified as S.C. Code Ann. Section 12-6-1120(1), as interpreted by South Carolina Revenue Ruling #91-15, interest from obligations issued by the State of South Carolina or any of its political subdivisions, as well as interest derived from bonds issued by the Governments of Puerto Rico, Guam, and the Virgin Islands which is exempt from Federal income taxes is exempt from income taxes and that the exemption so granted extends to all recipients of interest paid thereon through the Trust. (This opinion does not extend to so-called 63-20 obligations.)

         (3)The income of the Trust would be treated as income to each Unitholder of the Trust in the proportion that the number of Units of the Trust held by the Unitholder bears to the total number of Units of the Trust outstanding. For this reason, interest derived by the Trust that would not be includible in income for South Carolina income tax purposes when paid directly to a South Carolina Unitholder will be exempt from South Carolina income taxation when received by the Trust and attributed to such South Carolina Unitholder.

         (4)Each Unitholder will recognize gain or loss for South Carolina state income tax purposes if the Trustee disposes of a Bond (whether by sale, payment on maturity, retirement or otherwise) or if the Unitholder redeems or sells his Unit.

         (5)The Trust would be regarded, under South Carolina law, as a common trust fund and therefore not subject to taxation under any income tax law of South Carolina.

   The above described opinion has been concurred in by an informal ruling of the South Carolina Tax Commission pursuant to Section 12-3-170, recodified as
Section 12-4-320 of the South Carolina Code, except for the description of the South Carolina tax treatment of interest derived from bonds issued by Guam and the Virgin Islands in paragraph (2) listed above. While the informal ruling does not address the South Carolina tax treatment of interest from securities issued by those two U.S. territories, South Carolina Revenue Ruling #91-15 specifically directs that interest derived from bonds issued by the Governments of Guam and the Virgin Islands is exempt from South Carolina income taxes.

   Tennessee Risk Factors. The financial condition of the State of Tennessee is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economic base is diversified, consisting of manufacturing, construction and service industries, supplemented by a diverse agricultural sector. These sectors tend to be more cyclical than other sectors.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning Tennessee risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Tax Status. At the time of the closing, special counsel to the Trust for Tennessee tax matters rendered an opinion under then existing Tennessee income tax law applicable to taxpayers whose income is subject to Tennessee income taxation substantially to the effect that:

   The assets of the Tennessee Trust will consist of bonds issued by the State of Tennessee (the "State") or any county or any municipality or political subdivision thereof, including any agency, board, authority or commission, the interest on which is exempt from the Hall Income Tax imposed by the State of Tennessee ("Tennessee Bonds") or by the Commonwealth of Puerto Rico (the "Puerto Rico Bonds") (collectively, the "Bonds").

   Under Tennessee law, a unit investment trust taxable as a grantor trust for Federal income tax purposes is entitled to special Tennessee State tax treatment (as more fully described below) with respect to its proportionate share of interest income received or accrued with respect to the Tennessee Bonds. Tennessee law also provides an exemption for distributions made by a unit investment trust or mutual fund that are attributable to "bonds or securities of the United States government or any agency or instrumentality thereof" ("U.S. Government, Agency or Instrumentality Bonds"). If it were determined that the Tennessee Trust held assets other than Tennessee Bonds or U.S. Government, Agency or Instrumentality Bonds, a proportionate share of distributions from the Tennessee Trust would be taxable to Unitholders for Tennessee Income Tax purposes.

   Further, because this provision appears only to provide an exemption for distributions that relate to interest income, distributions by the Trust that relate to capital gains realized from the sale or redemption of Tennessee Bonds or U.S. Government, Agency or Instrumentality Bonds are likely to be treated as taxable dividends for purposes of the Hall Income Tax. However, capital gains realized directly by a Unitholder when the Unitholder sells or redeems his Unit will not be subject to the Hall Income Tax. The opinion set forth below assumes that the interest on the Tennessee Bonds, if received directly by a Unitholder, would be exempt from the Hall Income Tax under Tennessee State law. This opinion does not address the taxation of persons other than full-time residents of the State of Tennessee.

   Because this provision only provides an exemption for distributions attributable to interest on Tennessee Bonds or U.S. Government, Agency or Instrumentality Bonds, it must be determined whether bonds issued by the Government of Puerto Rico qualify as U.S. Government, Agency or Instrumentality Bonds. For Hall Income Tax purposes, there is currently no published administrative interpretation or opinion of the Attorney General of Tennessee dealing with the status of distributions made by unit investment trusts such as the Tennessee Trust that are attributable to interest paid on bonds issued by the Government of Puerto Rico. However, in a letter dated August 14, 1992 (the "Commissioner's Letter"), the Commissioner of the State of Tennessee Department of Revenue advised that Puerto Rico would be an "instrumentality" of the U.S. Government and treated bonds issued by the Government of Puerto Rico as U.S. Government, Agency or Instrumentality Bonds. Based on this conclusion, the Commissioner advised that distributions from a mutual fund attributable to investments in Puerto Rico Bonds are exempt from the Hall Income Tax. Both the Sponsor and Chapman and Cutler LLP, for purposes of its opinion (as set forth below), have assumed, based on the Commissioner's Letter, that bonds issued by the Government of Puerto Rico are U.S. Government, Agency or Instrumentality Bonds. However, it should be noted that the position of the Commissioner is not binding, and is subject to change, even on a retroactive basis.

   The Sponsor cannot predict whether new legislation will be enacted into law affecting the tax status of Tennessee Trusts. The occurrence of such an event could cause distributions of interest income from the Trust to be subject to the Hall Income Tax. Investors should consult their own tax advisors in this regard. It is assumed for purposes of the discussion and opinion below that the Bonds constitute debt for Federal income tax purposes.

   In the opinion of special counsel to the Trust, under then existing Tennessee State law and based on the assumptions set forth above:

   For purposes of the Hall Income Tax, the Tennessee Excise Tax imposed by
Section 67-4-2005 (the "State Corporate Income Tax"), and the Tennessee Franchise Tax imposed by Section 67-4-2105, the Tennessee Trust will not be subject to such taxes.

   For Hall Income Tax purposes, a proportionate share of such distributions from the Tennessee Trust to Unitholders, to the extent attributable to interest on the Tennessee Bonds (based on the relative proportion of interest received or accrued attributable to Tennessee Bonds) will be exempt from the Hall Income Tax when distributed to such Unitholders. Based on the Commissioner's Letter, distributions from the Tennessee Trust to Unitholders, to the extent attributable to interest on the Puerto Rico Bonds (based on the relative proportion of interest received or accrued attributable to the Puerto Rico Bonds) will be exempt from the Hall Income Tax when distributed to such Unitholders. A proportionate share of distributions from the Tennessee Trust attributable to assets other than the Bonds would not, under current law, be exempt from the Hall Income Tax when distributed to Unitholders.

   For State Corporate Income Tax Purposes, Tennessee law does not provide an exemption for interest on Tennessee Bonds and requires that all interest excludable from Federal gross income must be included in calculating "net earnings" subject to the State Corporate Income Tax. No opinion is expressed regarding whether such tax would be imposed on the earnings or distributions of the Tennessee Trust (including interest on the Bonds or gain realized upon the disposition of the Bonds by the Tennessee Trust) attributable to Unitholders subject to the State Corporate Income Tax. However, based upon prior written advice from the Tennessee Department of Revenue, earnings and distributions from the Tennessee Trust (including interest on the Tennessee Bonds or gain realized upon the disposition of the Tennessee Bonds by the Tennessee Trust) attributable to the Unitholders should be exempt from the State Corporate Income Tax. The position of the Tennessee Department of Revenue is not binding, and is subject to change, even on a retroactive basis.

   Each Unitholder will realize taxable gain or loss for State Corporate Income Tax purposes when the Unitholder redeems or sells his Units, at a price that differs from original cost as adjusted for accretion or any discount or amortization of any premium and other basis adjustments, including any basis reduction that may be required to reflect a Unitholder's share of interest, if any, accruing on Bonds during the interval between the Unitholder's settlement date and the date such Bonds are delivered to the Tennessee Trust, if later. Tax basis reduction requirements relating to amortization of bond premium may, under some circumstances, result in Unitholders realizing taxable gain when the Units are sold or redeemed for an amount equal to or less than their original cost.

   For purposes of the Tennessee Property Tax, the Tennessee Trust will be exempt from taxation with respect to the Bonds it holds. As for the taxation of the Units held by the Unitholders, although intangible personal property is not presently subject to Tennessee taxation, no opinion is expressed with regard to potential property taxation of the Unitholders with respect to the Units because the determination of whether property is exempt from such tax is made on a county by county basis.

   No opinion is expressed herein regarding whether insurance proceeds paid in lieu of interest on the Bonds held by the Tennessee Trust (including the Tennessee Bonds) are exempt from the Hall Income Tax. Distributions of such proceeds to Unitholders may be subject to the Hall Income Tax.

   The Bonds and the Units held by the Unitholder will not be subject to Tennessee sales and use taxes.

   Neither the Sponsor nor Chapman and Cutler LLP have examined any of the Bonds to be deposited and held in the Tennessee Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and therefore express no opinion as to the exemption from State income taxes of interest on the Bonds if received directly by a Unitholder. It is assumed that at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, it is assumed that, with respect to the Tennessee Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption of interest from the Income taxes imposed and, with respect to the Puerto Rico Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption from all state and local income taxation of the Puerto Rico Bonds and the interest thereon. Neither the Sponsor nor its counsel has made any review for the Tennessee Trust of the proceedings relating to the issuance of the Bonds or the bases for the opinions rendered in connection therewith.

   Chapman and Cutler LLP has expressed no opinion with respect to taxation under any other provision of Tennessee law. Ownership of the Units may result in collateral Tennessee tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

   Texas Risk Factors. The financial condition of the State of Texas is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The Texas labor force is concentrated in oil and gas extraction, pipelines and petroleum production. These industries tend to be highly cyclical. Texas's largest industries in terms of earnings have traditionally been services, government and trade. There is no assurance that these industries will continue to grow.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning Texas risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Tax Status. At the time of the closing, Special Counsel to the Fund for Texas tax matters rendered an opinion under then existing Texas income taw law applicable to taxpayers whose income is subject to Texas income taxation substantially to the effect that:

         (1)Neither the State nor any political subdivision of the State currently imposes an income tax on individuals. Therefore, no portion of any distribution received by an individual Unitholder of the Trust in respect of his Units, including a distribution of the proceeds of insurance in respect of such Units, is subject to income taxation by the State or any political subdivision of the State;

         (2)Except in the case of certain transportation businesses, savings and loan associations and insurance companies, no Unit of the Trust is taxable under any property tax levied in the State;

         (3)The "inheritance tax" of the State, imposed upon certain transfers of property of a deceased resident individual Unitholder, may be measured in part upon the value of Units of the Trust included in the estate of such Unitholder; and

         (4)With respect to any Unitholder which is subject to the State corporate franchise tax, Units in the Trust held by such Unitholder, and distributions received therein, will be taken into account in computing the "taxable capital" of the Unitholder allocated to the State, one of the bases by which such franchise tax is currently measured (the other being a corporation's "net capital earned surplus," which is, generally, its net corporate income plus officers and directors income).

   The opinion set forth in clause (2), above, is limited to the extent that Units of the Trust may be subject to property taxes levied in the State if held on the relevant date: (i) by a transportation business described in V.T.C.A., Tax Code, Subchapter A, Chapter 24; (ii) by a savings and loan association formed under the laws of the State (but only to the extent described in section
11.09 of the Texas Savings and Loan Act, Vernon's Ann. Civ. St. art. 852a); or
(iii), by an insurance company incorporated under the laws of the State (but only to the extent described in V.A.T.S., Insurance Code, Art. 4.01). Each Unitholder described in the preceding sentence should consult its own tax advisor with respect to such matters.

   Corporations subject to the State franchise tax should be aware that in its first called 1991 session, the Texas Legislature adopted, and the Governor has signed into law, certain substantial amendments to the State corporate franchise tax, the effect of which may be to subject to taxation all or a portion of any gains realized by such a corporate Unitholder upon the sale, exchange or other disposition of a Unit. The amendments are applicable to taxable periods commencing January 1991, and to each taxable period thereafter. Because no authoritative judicial, legislative or administrative interpretation of these amendments has been issued, and there remain many unresolved questions regarding its potential effect on corporate franchise taxpayers, each corporation which is subject to the State franchise tax and which is considering the purchase of Units should consult its tax advisor regarding the effect of these amendments.

   Virginia Risk Factors. The financial condition of the Commonwealth of Virginia is affected by various national, economic, social and environmental policies and conditions. Constitutional and statutory limitations concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the Commonwealth and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the Commonwealth and its various regions and, therefore, the ability of the Commonwealth and its local governments to satisfy the Bonds, are affected by numerous factors.

   The Commonwealth may be a party to numerous lawsuits in which an adverse final decision could materially affect the Commonwealth's governmental operations and consequently, its ability to pay debt service on its obligations.

   Further information concerning Virginia risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Tax Status. At the time of the closing, special counsel to the Trust for Virginia tax matters rendered an opinion under then existing Virginia income tax law applicable to taxpayers whose income is subject to Virginia income taxation substantially to the effect that:

   The assets of the Trust will consist of interest-bearing obligations issued by or on behalf of the Commonwealth of Virginia or counties, municipalities, authorities or political subdivisions thereof (the "Virginia Bonds") and certain bonds issued by Puerto Rico authorities (the "Possession Bonds," and collectively with the Virginia Bonds, the "Bonds").

   Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities, (ii) the interest thereon is excludable from gross income for Federal income tax purposes and (iii) the interest thereon is exempt from income tax imposed by Virginia that is applicable to individuals and corporations (the "Virginia Income Tax") and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption from all state and local taxation. The opinion set forth below does not address the taxation of persons other than full time residents of Virginia.

   In the opinion of special counsel to the Trust for Virginia tax matters, under then existing law and based upon the assumptions set forth above:

         (1)The Virginia Trust is not an association taxable as a corporation for purposes of the Virginia Income Tax and each Unitholder of the Trust will be treated as the owner of a pro rata portion of each of the assets held by the Trust and the income of such portion of the Virginia Trust will be treated as income of the Unitholder for purposes of the Virginia Income Tax.

         (2)Interest on the Virginia Bonds which is exempt from Virginia Income Tax when received by the Virginia Trust, and which would be exempt from Virginia Income Tax if received directly by a Unitholder, will retain its status as exempt from such tax when received by the Trust and distributed to such Unitholder.

         (3)Interest on the Possession Bonds which is excludable from gross income for Federal income tax purposes and is exempt from state and local taxation pursuant to Federal law when received by the Trust will be exempt from Virginia income taxation and therefore will not be includible in the income of the Unitholder for Virginia income tax purposes when distributed by the Trust and received by the Unitholders.

         (4)The Virginia legislature has enacted a law, effective July 1, 1997, that would exempt from the Virginia Income Tax income derived on the sale or exchange of obligations of the Commonwealth of Virginia or any political subdivision or instrumentality of the Commonwealth of Virginia. However, Virginia law does not address whether this exclusion would apply to gains recognized through entities such as the Virginia Trust. Accordingly, we express no opinion as to the treatment for Virginia Income Tax purposes of any gain or loss recognized by a Unitholder for Federal income tax purposes.

         (5)The Virginia Income Tax does not permit a deduction of interest paid on indebtedness incurred or continued to purchase or carry Units in the Virginia Trust to the extent that interest income related to the ownership of Units is exempt from the Virginia Income Tax.

   In the case of Unitholders subject to the Virginia Bank Franchise Tax, the income derived by such a Unitholder from his pro rata portion of the Bonds held by the Virginia Trust may affect the determination of such Unitholder's Bank Franchise Tax. Prospective investors subject to the Virginia Bank Franchise Tax should consult their tax advisors. Chapman and Cutler LLP has expressed no opinion with respect to taxation under any other provisions of Virginia law. Ownership of the Units may result in collateral Virginia tax consequences to certain taxpayers. Prospective investors should consult their tax advisors to the applicability of any such collateral consequences.

   West Virginia Risk Factors. The financial condition of the State of West Virginia is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. West Virginia's primary employment is in the services, trade and government. These sectors tend to be cyclical and can cause problems for the economy. West Virginia has historically had a higher unemployment rate than the U.S. which also affects the economy.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning West Virginia risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Tax Status. The assets of the West Virginia Trust will consist of interest-bearing obligations issued by or on behalf of the State of West Virginia ("West Virginia") or counties, municipalities, authorities or political subdivisions thereof the interest on which is expected to qualify as exempt from West Virginia income taxes (the "West Virginia Bonds") or by the Commonwealth of Puerto Rico, Guam or the United States Virgin Islands (the "Possession Bonds") (collectively, the "Bonds").

   Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the West Virginia Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for Federal income tax purposes and (iii) interest on the Bonds, if received directly by a Unitholder would be exempt from the West Virginia personal income tax applicable to individuals (the "West Virginia Personal Income Tax"). At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, with respect to the West Virginia Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption of interest from the West Virginia Personal Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption from all state and local income taxation. Neither the Sponsor nor its counsel has made any review for the West Virginia Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith. The opinion set forth below does not address the taxation of persons other than full-time residents of West Virginia.

   At the time of closing for each West Virginia Trust, Special Counsel to the Fund for West Virginia tax matters rendered an opinion, based upon the assumptions set forth above, under then existing West Virginia law substantially to the effect that:

         (1)The West Virginia Trust will not be subject to tax under the West Virginia Corporation Net Income Tax, the West Virginia Business Franchise Tax, or the West Virginia Personal Income Tax.

         (2)Interest on the Bonds which is exempt from the West Virginia Personal Income Tax when received by the West Virginia Trust, and which would be exempt from the West Virginia Personal Income Tax if received directly by a Unitholder, will retain its status as exempt from such tax when received by the West Virginia Trust and distributed to such Unitholder.

         (3)For Unitholders subject to the West Virginia Corporation Net Income Tax, income of the West Virginia Trust received by them (except interest income with respect to Possession Bonds, as to which no opinion is expressed) is not exempt from the West Virginia Corporation Net Income Tax. However, such Unitholders may be entitled to a credit against the tax imposed under the West Virginia Corporation Net Income Tax Law based on their ownership of Units in the West Virginia Trust. Unitholders should consult their own advisors regarding the applicability and computation of any such credit.

         (4)Each Unitholder will recognize gain or loss for West Virginia Personal Income Tax purposes if the Trustee disposes of a bond (whether by redemption, sale, payment at maturity or otherwise) or if the Unitholder redeems or sells Units of the West Virginia Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for Federal income tax purposes.

         (5)Insurance proceeds paid under policies which represent maturing interest on defaulted obligations which are excludable from gross income for Federal income tax purposes should be excludable from the West Virginia Personal Income Tax to the same extent as such interest would have been if paid by the issuer of such Bonds held by the West Virginia Trust.

         (6)The West Virginia Personal Income Tax does not permit a deduction of interest paid on indebtedness incurred or continued to purchase or carry Units in the West Virginia Trust to the extent that interest income related to the ownership of Units is exempt from the West Virginia Personal Income Tax.

   We have not examined any of the Bonds to be deposited and held in the West Virginia Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and therefore express no opinion as to the exemption from Federal or state income taxation of interest on the Bonds if interest thereon had been received directly by a Unitholder. We have assumed that at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, we have assumed that, with respect to the West Virginia Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption of interest from the West Virginia Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption from all state and local income taxation of the Possession Bonds and the interest thereon. Neither the Sponsor nor its counsel has made any review for the West Virginia Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith.

   Counsel to the Sponsor has expressed no opinion with respect to taxation under any other provision of West Virginia law. Ownership of the Units may result in collateral West Virginia tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

Regulated Investment Companies

   California Tax Status. Certain Trusts intend to qualify as a "regulated investment company" under the Federal tax laws. For a discussion of the Federal tax status of income earned on Units.

   Unitholders of the Trust that are individuals may exclude from income for purposes of the California Personal Income Tax dividends received from the Trust that are properly designated by the Trust in a written notice mailed to the Unitholders as California exempt-interest dividends. The portion of the Trust's dividends designated as California exempt-interest dividends may not exceed the amount of interest the Trust receives during its taxable year on obligations the interest on which, if held by an individual, is exempt from taxation by the State of California, reduced by certain non-deductible expenses. The Trust may designate California exempt-interest dividends only if the Trust qualifies as a regulated investment company under the Internal Revenue Code of 1986, and, if at the close of each quarter of its taxable year, at least 50 percent of the value of the total assets consists of obligations the interest on which when held by an individual, is exempt from taxation by the State of California. Distributions from the Trust, other than California exempt-interest dividends, will generally be subject to the California Personal Income Tax. Please note that California exempt-interest dividends received by a Unitholder subject to the California Corporation Tax Law may be includible its gross income for purposes of determining its California franchise tax and its California income tax.

   Interest on indebtedness incurred or continued to purchase or carry Units of the Trust, if the Trust distributes California exempt-interest dividends during a year, is not deductible for purposes of the California Personal Income Tax.

   Neither the Sponsor nor its counsel have independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the Bonds. Ownership of Units in the Trust may result in other California tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   Colorado Tax Status. Certain Trusts intend to qualify as a "regulated investment company" under the Federal tax laws. For a discussion of the Federal tax status of income earned on Units.

   This section summarizes some of the Colorado tax consequences to residents of the State of Colorado of owning Units of the Trust. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The Colorado taxing authorities could disagree with any conclusions set forth in this section.

   The assets of the Trust will consist of interest-bearing obligations issued by or on behalf of the State or political subdivisions thereof (the "Colorado Bonds") or by the Commonwealth of Puerto Rico (the "Puerto Rico Bonds," and, collectively with the Colorado Bonds, the "Bonds").

   The discussion in this section is based on the assumption that: (i) the Bonds were validly issued by the State or a political subdivision thereof, or by the Commonwealth of Puerto Rico as the case may be, (ii) the interest on the Bonds is excludable from gross income for federal income tax purposes, (iii) with respect to the Colorado Bonds, such Colorado Bonds were either issued on or after May 1, 1980, or were issued before May 1, 1980 but the interest is specifically exempt from income taxation under the Colorado state laws authorizing the issuance of such obligations, and (iv) with respect to the Puerto Rico Bonds, the Puerto Rico Bonds and the interest thereon are exempt from all state and local taxation. This disclosure does not address the taxation of persons other than full-time residents of Colorado.

   Under existing Colorado law:

         (1)Exempt-interest dividends distributed by the Trust that are excluded from gross income for federal income tax purposes and are attributable to interest on the Bonds will be excluded from taxable income for purposes of the Colorado personal income tax (the "Personal Income Tax") and the Colorado corporate income tax (the "Corporate Income Tax"), both of which are imposed under the Colorado Revised Statutes; however, some of such exempt-interest dividends may be taken into account in determining the Colorado alternative minimum tax.

         (2)Distributions from the Trust, other than exempt-interest dividends attributable to interest on the Bonds, will generally be subject to the Personal Income Tax and the Corporate Income Tax.

         (3)Each Shareholder will be subject to tax for purposes of the Personal Income Tax and the Corporate Income Tax on the gain recognized on the sale or redemption of a Share.

   Shareholders should be aware that, generally, interest on indebtedness incurred or continued to purchase or carry Units is not deductible for purposes of the Personal Income Tax or the Corporate Income Tax.

   Neither the Sponsor nor its counsel has independently examined the Bonds or the opinions of bond counsel rendered in connection with the issuance of the Bonds. Ownership of Units in the Trust may result in other Colorado tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   Florida Tax Status. Certain Trusts intend to qualify as a "regulated investment company" under the Federal tax laws. For a discussion of the Federal tax status of income earned on Units.

   Florida does not currently impose an income tax on individuals. Florida has imposed an annual tax on intangible personal property held by individuals as of the first day of the calendar year. However, legislation has recently been enacted in Florida eliminating the annual intangible personal property tax effective January 1, 2007. Under interpretations promulgated by the Florida Department of Revenue, Units in the Trust are not subject to the intangible property tax prior to its repeal so long as, on the last business day of each calendar year, at least 90% of the net asset value of the assets of the Trust consist of: (i) obligations of the U.S. government and its agencies and territories that are exempt from state taxation under federal law; (ii) obligations of the State of Florida and its municipalities, counties and other taxing districts; or (iii) other assets exempt from the Florida intangible property tax. If more than 10% of the net asset value of the assets of the Trust consists of any other types of assets that are not exempt from the Florida intangible property tax on that date, then the entire value of the in the Trust would be subject to the intangible property tax (except that the portion attributable to U.S. government obligations may be exempt from the tax).

   Florida does impose an income tax on corporations and certain other entities and distributions from the Trust may be subject to this income tax.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other Florida tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   Chapman and Cutler LLP has expressed no opinion with respect to taxation under any other provision of Florida law. Ownership of the Units may result in collateral Florida tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

   Michigan Tax Status. Certain Trusts intend to qualify as a "regulated investment company" under the Federal tax laws. For a discussion of the Federal tax status of income earned on Units.

   In the opinion of Miller, Canfield, Paddock and Stone, P.L.C., special counsel to the Trust for Michigan tax matters, in summary under existing Michigan law, the Michigan IM-IT Trust and the owners of Units will be treated for purposes of the Michigan income tax laws and the Single Business Tax in substantially the same manner as they are for purposes of the Federal income tax laws, as currently enacted. Accordingly, we have relied upon the opinion of Messrs. Chapman and Cutler LLP as to the applicability of Federal income tax under the Internal Revenue Code of 1986 to the Michigan IM-IT Trust and the Unitholders.

   The Michigan Intangibles Tax was totally repealed effective January 1, 1998.

   The Michigan Single Business Tax replaced the tax on corporate and financial institution income under the Michigan Income Tax, and the Intangible Tax with respect to those intangibles of persons subject to the Single Business Tax the income from which would be considered in computing the Single Business Tax. Persons are subject to the Single Business Tax only if they are engaged in "business activity", as defined in the Act. Under the Single Business Tax, both interest received by the Michigan IM-IT Trust on the underlying bonds and any amount distributed from the Michigan IM-IT Trust to a Unitholder, if not included in determining taxable income for Federal income tax purposes, is also not included in the adjusted tax base upon which the Single Business Tax is computed, of either the Michigan IM-IT Trust or the Unitholders. If the Michigan IM-IT Trust or the Unitholders have a taxable event for Federal income tax purposes when the Michigan IM-IT Trust disposes of a bond (whether by sale, exchange, redemption or payment at maturity) or the Unitholder redeems or sells his Certificate, an amount equal to any gain realized from such taxable event which was included in the computation of taxable income for Federal income tax purposes (plus an amount equal to any capital gain of an individual realized in connection with such event but excluded in computing that individual's Federal taxable income) will be included in the tax base against which, after allocation, apportionment and other adjustments, the Single Business Tax is computed. The tax base will be reduced by an amount equal to any capital loss realized from such a taxable event, whether or not the capital loss was deducted in computing Federal taxable income in the year the loss occurred. Unitholders should consult their tax advisor as to their status under Michigan law. The Single Business Tax is being phased-out, with total repeal after December 31, 2009.

   Any proceeds paid under an insurance policy issued to the Trustee of the Trust, or paid under individual policies obtained by issuers of bonds, which, when received by the Unitholders, represent maturing interest on defaulted obligations held by the Trustee, will be excludable from the Michigan income tax laws and the Single Business Tax if, and to the same extent as, such interest would have been so excludable if paid by the issuer of the defaulted obligations. While treatment under the Michigan Intangibles Tax is not premised upon the characterization of such proceeds under the Internal Revenue Code, the Michigan Department of Treasury should adopt the same approach as under the Michigan income tax laws and the Single Business Tax.

   As the Tax Reform Act of 1986 eliminated the capital gain deduction for tax years beginning after December 31, 1986, the federal adjusted gross income, the computation base for the Michigan Income Tax, of a Unitholder will be increased accordingly to the extent such capital gains are realized when the Michigan IM-IT Trust disposes of a bond or when the Unitholder redeems or sells a Unit, to the extent such transaction constitutes a taxable event for Federal income tax purposes.

   Missouri Tax Status. Certain Trusts intend to qualify as a "regulated investment company" under the Federal tax laws. For a discussion of the Federal tax status of income earned on Units.

   This section summarizes some of the Missouri tax consequences to residents of the State of Missouri of owning Units of the Trust. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The Missouri taxing authorities could disagree with any conclusions set forth in this section.

   The assets of the Trust will consist of interest-bearing obligations issued by or on behalf of the State of Missouri or political subdivisions thereof (the "Missouri Bonds") or by the government of Puerto Rico, Guam or the Virgin Islands (the "Possession Bonds," and, collectively with the Missouri Bonds, the "Bonds").

   The discussion in this section is based on the assumption that: (i) the Bonds were validly issued by the State of Missouri or a political subdivision thereof, or by the government of Puerto Rico, Guam or the Virgin Islands as the case may be, (ii) the interest on the Bonds is excludable from gross income for federal income tax purposes, and (iii) with respect to the Possession Bonds, the Possession Bonds and the interest thereon are exempt from all state and local taxation. This disclosure does not address the taxation of persons other than full-time residents of Missouri.

   Under existing Missouri law:

         (1)Exempt-interest dividends distributed by the Trust that are excluded from gross income for federal income tax purposes and are attributable to interest on the Bonds will be excluded from taxable income for purposes of the Missouri income tax imposed on individuals, trusts, estates (the "Personal Income Tax") and the income tax imposed on certain corporations (the "Corporate Income Tax") (not including banking institutions, credit institutions, credit unions and savings and loan associations), provided the Trust designates such dividends in an annual notice mailed to Unitholders.

         (2)Distributions from the Trust, other than exempt-interest dividends attributable to interest on the Bonds, generally will be subject to the Personal Income Tax.

         (3)Distributions from the Trust, including exempt-interest dividends attributable to interest on the Bonds, may be subject to the franchise taxes imposed on banking institutions, credit institutions, credit unions and savings and loan associations (the "Franchise Taxes").

         (4)Each Unitholder generally will be subject to tax for purposes of the Personal Income Tax and the Franchise Taxes on the gain recognized on the sale or redemption of a Unit.

   Unitholders should be aware that, generally, interest on indebtedness incurred or continued to purchase or carry Units is not deductible for purposes of the Personal Income Tax and the Corporate Income Tax.

   Neither the Sponsor nor its counsel has independently examined the Bonds or the opinions of bond counsel rendered in connection with the issuance of the Bonds. Ownership of Units in the Trust may result in other Missouri tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   New York Tax Status. Certain Trusts intend to qualify as a "regulated investment company" under the Federal tax laws. For a discussion of the Federal tax status of income earned on Units.

   This section summarizes some of the New York State and New York City tax consequences to residents of the State of New York and New York City of owning Units of the Trust. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The New York taxing authorities could disagree with any conclusions set forth in this section.

   The assets of the Trust will consist of interest-bearing obligations issued by or on behalf of the State of New York or political subdivisions thereof (the "New York Bonds") or by the government of Puerto Rico, Guam or the Virgin Islands (the "Possession Bonds," and, collectively with the New York Bonds, the "Bonds").

   The discussion in this section is based on the assumption that: (i) the Bonds were validly issued by the State of New York or a political subdivision thereof, or by the government of Puerto Rico, Guam or the Virgin Islands, as the case may be, (ii) the interest on the Bonds is excludable from gross income for federal income tax purposes, and (iii) with respect to the Possession Bonds, the Possession Bonds and the interest thereon are exempt from all state and local taxation. This disclosure does not address the taxation of persons other than full-time residents of the State of New York and New York City.

   Under existing New York law:

         (1)Exempt-interest dividends distributed by the Trust that are excluded from gross income for federal income tax purposes and are attributable to interest on the Bonds will be excluded from taxable income for purposes of the New York State personal income tax imposed by Article 22 of the New York State Tax Law (the "State Personal Income Tax") and the personal income tax imposed by the City of New York under Section 11-1701 of the Administrative Code (the "City Personal Income Tax").

         (2)Distributions from the Trust, other than exempt-interest dividends attributable to interest on the Bonds, will generally be subject to the State Personal Income Tax and the City Personal Income Tax.

         (3)Distributions, including exempt-interest dividends, distributed by the Trust will generally be subject to the New York State franchise tax imposed on domestic and foreign corporations by Article 9-A of the New York State Tax Law (the "State Corporate Tax") and the general corporation tax imposed by the City of New York on domestic and foreign corporations under Section 11-603 of the Administrative Code of the City of New York (the "City Corporate Tax").

         (4)Each Unitholder generally will be subject to tax for purposes of the State Personal Income Tax, the City Personal Income Tax, the State Corporate Tax and the City Corporate Tax on the gain recognized on the sale or redemption of a Unit.

   Unitholders should be aware that, generally, interest on indebtedness incurred or continued to purchase or carry Units is not deductible for purposes of the State Personal Income Tax, the City Personal Income Tax, the State Corporate Tax and the City Corporate Tax.

   Neither the Sponsor nor its counsel has independently examined the Bonds or the opinions of bond counsel rendered in connection with the issuance of the Bonds. Ownership of Units in the Trust may result in other New York State and New York City tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   Ohio Tax Status. Certain Trusts intend to qualify as a "regulated investment company" under the Federal tax laws. For a discussion of the Federal tax status of income earned on tax Ohio Trust Units.

   In the opinion of Squire, Sanders & Dempsey L.L.P., special counsel to the Trust for Ohio tax matters, assuming the Ohio IM-IT continues to: (a) qualify as a "regulated investment company" within the meaning of Section 851 of the Internal Revenue Code of 1986, as amended (the "Code"); (b) intends to take all other action required to ensure that no federal income taxes will be payable by the Trust and that the Trust intends to pay "exempt-interest dividends" within the meaning of Section 852(b) of the Code, i.e., dividends that will be excludable from gross income for federal income tax purposes to the Trust's Unitholders; and (c) that at all times at least fifty percent (50%) of the total assets of the Ohio IM-IT will consist of interest-bearing Obligations of the State of Ohio or its political subdivisions or similar obligations of other states or their political subdivisions under existing law:

         (1)The Ohio IM-IT Trust is not taxable as a corporation or otherwise for purposes of the Ohio personal income tax, school district or municipal income taxes in Ohio, the Ohio corporation franchise tax, or the Ohio dealers in intangibles tax.

         (2)Distributions with respect to Units of the Ohio IM-IT Trust ("Distributions") will be treated as the income of the Unitholders for purposes of the Ohio personal income tax, and school district and municipal income taxes in Ohio and the Ohio corporation franchise tax in proportion to the respective interest therein of each Unitholder.

         (3)Distributions properly attributable to interest on obligations issued by or on behalf of the State of Ohio, political subdivisions thereof, or agencies or instrumentalities thereof ("Ohio Obligations") held by the Trust are exempt from the Ohio personal income tax, school district and municipal income taxes in Ohio, and are excluded from the net income base of the Ohio corporation franchise tax when distributed or deemed distributed to Unitholders.

         (4)Distributions properly attributable to interest on obligations issued by the governments of Puerto Rico, the Virgin Islands or Guam ("Territorial Obligations") held by the Ohio IM-IT Trust the interest on which is exempt from state income taxes under the laws of the United States are exempt from the Ohio personal income tax, and municipal and school district income taxes in Ohio and, provided such interest is excluded from gross income for federal income tax purposes, are excluded from the net income base of the Ohio corporation franchise tax when distributed or deemed distributed to Unitholders.

         (5)Distributions properly attributable to proceeds of insurance paid to the Ohio IM-IT Trust that represent maturing or matured interest on defaulted obligations held by the Ohio IM-IT Trust and that are excluded from gross income for federal income tax purposes will be exempt from Ohio personal income tax, and school district and municipal income taxes in Ohio and the net income base of the Ohio corporation franchise tax.

         (6)Distributions of profit made on the sale, exchange or other disposition by the Ohio IM-IT Trust of Ohio Obligations, including distributions of "capital gain dividends" as defined in Section 852(b)(3)(C) of the Code, properly attributable to the sale, exchange or other disposition of Ohio Obligations are exempt from Ohio personal income tax, and school district and municipal income taxes in Ohio, and are excluded from the net income base of the Ohio corporation franchise tax.

   Pennsylvania Tax Status. Certain Trusts intend to qualify as a "regulated investment company" under the Federal tax laws. For a discussion of the Federal tax status of income earned on Units.

   This section summarizes some of the Pennsylvania tax consequences to residents of the State of Pennsylvania of owning Units of the Trust. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The Pennsylvania taxing authorities could disagree with any conclusions set forth in this section.

   The assets of the Trust will consist of interest-bearing obligations issued by or on behalf of the State, any public authority, commission, board or other agency created by the State or a political subdivision of the State, or political subdivisions thereof (the "Pennsylvania Bonds") or by the Commonwealth of Puerto Rico (the "Puerto Rico Bonds," and, collectively with the Pennsylvania Bonds, the "Bonds").

   The discussion in this section is based on the assumption that: (i) the Bonds were validly issued by the State or its municipalities, or by the Commonwealth of Puerto Rico as the case may be, (ii) the interest thereon is excludable from gross income for federal income tax purposes, (iii) the interest thereon is exempt from Pennsylvania State and local taxes and (iv) with respect to the Puerto Rico Bonds, the Puerto Rico Bonds and the interest thereon are exempt from all state and local taxation. This disclosure does not address the taxation of persons other than full-time residents of Pennsylvania.

   Under existing Pennsylvania law:

         (1)Exempt-interest dividends distributed by the Trust attributable to interest on the Bonds, net of Trust expenses, will be exempt from the personal income tax (the "Personal Income Tax") and the corporate income tax (the "Corporate Income Tax"), both of which are imposed under the Pennsylvania Tax Reform Code of 1971, provided certain reporting requirements are satisfied. Exempt-interest dividends distributed by the Trust attributable to interest on the Pennsylvania Bonds, net of Trust expenses, will be exempt from the Philadelphia School District Investment Net Income Tax (the "Philadelphia School Tax") imposed under Section 19-1804 of the Philadelphia Code of Ordinances, provided certain reporting requirements are satisfied. Exempt-interest dividends distributed by the Trust attributable to interest on the Puerto Rico Bonds may be subject to the Philadelphia School Tax.

         (2)Distributions from the Trust, other than exempt-interest dividends attributable to interest on the Bonds, will generally be subject to the Personal Income Tax and the Corporate Income Tax. Capital gain dividends distributed by the Trust will be exempt from the Philadelphia School Tax. Distributions from the Trust, other than exempt-interest dividends attributable to interest on the Pennsylvania Bonds and capital gain dividends, will generally be subject to the Philadelphia School Tax.

         (3)Each Shareholder will be subject to tax for purposes of the Personal Income Tax and the Corporate Income Tax on the gain recognized on the sale or redemption of a Share. A Shareholder's gain upon a redemption or sale of Units will be exempt from the Philadelphia School Tax if the Shareholder held his Share for more than six months. If, however, the Share was held by the Shareholder for six months or less, then the gains will be subject to the Philadelphia School Tax.

   Shareholders should be aware that, generally, interest on indebtedness incurred or continued to purchase or carry Units is not deductible for purposes of the Personal Income Tax, the Corporate Income Tax or the Philadelphia School Tax.

   Neither the Sponsor nor its counsel has independently examined the Bonds or the opinions of bond counsel rendered in connection with the issuance of the Bonds. Ownership of Units in the Trust may result in other Pennsylvania tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   Chapman and Cutler LLP has expressed no opinion with respect to taxation under any other provision of Pennsylvania law. Ownership of the Units may result in collateral Pennsylvania tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

EXPENSES
--------------------------------------------------------------------------------

   General. The Trustee will periodically deduct from the Interest Account and, to the extent funds are not sufficient therein, from the Principal Account, amounts necessary to pay the expenses of the Trusts. The Trustee also may withdraw from these Accounts such amounts, if any, as it deems necessary to establish a reserve for any governmental charges payable out of the Trusts. Amounts so withdrawn shall not be considered a part of a Trust's assets until such time as the Trustee shall return all or any part of such amounts to the appropriate Accounts. All costs and expenses incurred in creating and establishing the Trusts, including the cost of the initial preparation, printing and execution of the Trust Agreement and the certificates, legal and accounting expenses, advertising and selling expenses, expenses of the Trustee, initial evaluation fees and other out-of-pocket expenses have been borne by the Sponsor at no cost to the Trusts.

   Sponsor, Supervisor, Evaluator and Trustee. The Sponsor and the Supervisor, which is an affiliate of the Sponsor, will receive the annual fees indicated under "Summary of Essential Financial Information" in Prospectus Part I for providing bookkeeping and administrative services and for providing portfolio supervisory services for the Trusts. These fees may exceed the actual costs of providing these services for a Trust but the total amount received for providing these services to all Van Kampen unit investment trusts will not exceed the total cost of providing the services in any calendar year. The Evaluator will receive the annual evaluation fee indicated under "Summary of Essential Financial Information" in Prospectus Part I for evaluating each Trust's portfolio. For its services the Trustee will receive the fee indicated under "Summary of Essential Financial Information" in Prospectus Part I (which may be reduced as described therein). Part of the Trustee's compensation for its services is expected to result from the use of the funds being held in the Principal and Interest Accounts for future distributions, payment of expenses and redemptions since these Accounts are non-interest bearing to Unitholders. These fees are based on the outstanding principal amount of bonds and Units on the Date of Deposit for the first year and as of the close of business on January 1 for each year thereafter.

   Insurance. Premiums for any portfolio insurance are obligations of each Insured Trust and are payable monthly by the Trustee on behalf of the Trust. As bonds covered by a portfolio insurance policy in an Insured Trust are redeemed by their respective issuers or are sold by the Trustee, the amount of the premium will be reduced in respect of those bonds. If the Trustee exercises the right to obtain permanent insurance, the premiums payable for such permanent insurance will be paid solely from the proceeds of the sale of the related bonds.

   Miscellaneous Expenses. The following additional charges are or may be incurred by the Trusts: (a) fees of the Trustee for extraordinary services, (b) expenses of the Trustee (including legal and auditing expenses) and of counsel designated by the Sponsor, (c) various governmental charges, (d) expenses and costs of any action taken by the Trustee to protect the Trusts and the rights and interests of Unitholders, (e) indemnification of the Trustee for any loss, liability or expenses incurred by it in the administration of the Trusts without negligence, bad faith or willful misconduct on its part, (f) any special custodial fees payable in connection with the sale of any of the bonds in a Trust, (g) expenditures incurred in contacting Unitholders upon termination of the Trusts and (h) costs incurred to reimburse the Trustee for advancing funds to the Trusts to meet scheduled distributions (which costs may be adjusted periodically in response to fluctuations in short-term interest rates). Each Trust will pay the costs associated with updating its registration statement each year. The fees and expenses set forth herein are payable out of the Trusts. When such fees and expenses are paid by or owing to the Trustee, they are secured by a lien on the portfolio of the applicable Trust. If the balances in the Interest and Principal Accounts are insufficient to provide for amounts payable by a Trust, the Trustee has the power to sell bonds to pay such amounts.

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

   This prospectus does not contain all the information set forth in the registration statement filed by your Trust with the SEC. The Information Supplement, which has been filed with the SEC and is incorporated herein by reference, includes more detailed information concerning the bonds in your Trust, investment risks and general information about the Trust. Information about your Trust (including the Information Supplement) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You may obtain information about the Public Reference Room by calling 1-202-942-8090. Reports and other information about your Trust are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

OTHER MATTERS
--------------------------------------------------------------------------------

   Legal Matters. The legality of the Units offered hereby and certain matters relating to Federal tax law have been passed upon by Chapman and Cutler LLP. Dorsey & Whitney LLP has acted as counsel to the Trustee.

   Independent Registered Public Accounting Firm. The financial statements included in Prospectus Part I have been audited by Grant Thornton LLP, independent registered public accounting firm, as set forth in their report in Prospectus Part I, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing.




  o Contents of Prospectus Part II
    The Trusts........................................2
    Estimated Current and Long-Term Returns...........6
    Public Offering...................................6
    Rights of Unitholders.............................9
    Insurance on the Bonds in the Insured Trusts.....11
    Fund Administration..............................12
    Federal Tax Status...............................14
    State Trust Risk Factors and Tax Status..........17
    Expenses.........................................54
    Additional Information...........................55
    Other Matters....................................55

  o Daily Prices
      o  Call our 24-Hour Pricing Line
         (800) 953-6785
      o Visit our Unit Trusts Internet Pricing Page http://www.vankampen.com

  o Account Questions
      o  Contact the Trustee
         (800) 221-7668

  o Learning More About Unit Trusts
      o  Contact Van Kampen
         (630) 684-6000

      o Visit our Unit Trusts Internet Product Page http://www.vankampen.com

  o Additional Information
    You may obtain an Information Supplement that provides more details about your trust and its policies.
      o  Visit the SEC Internet Site
         http://www.sec.gov
      o  Contact the Trustee
         (800) 221-7668

                                                                      SECPRO0907

                               Prospectus Part II

                                 September 2007


                         Insured Municipals Income Trust
                               Investors' Quality
                                Tax-Exempt Trust

                          Van Kampen Focus Portfolios,
                                Municipal Series

                             Van Kampen Unit Trusts,
                                Municipal Series



                              Van Kampen Funds Inc.



Van Kampen
Investments





                             Information Supplement


                         Insured Municipals Income Trust

                       Investors' Quality Tax-Exempt Trust

                  Van Kampen Focus Portfolios, Municipal Series

                    Van Kampen Unit Trusts, Municipal Series

--------------------------------------------------------------------------------

   This Information Supplement provides additional information concerning the risks and operations of the Trusts which is not described in the prospectus for the Trusts. This Information Supplement should be read in conjunction with the Trust's prospectus. This Information Supplement is not a prospectus (but is incorporated into the prospectus by reference), does not include all of the information that an investor should consider before investing in a Trust and may not be used to offer or sell Units without the prospectus. Copies of the prospectus can be obtained by contacting the Sponsor's unit investment trust division at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555 or by contacting your broker. This Information Supplement is dated as of the date of Prospectus Part I and all capitalized terms have been defined in the prospectus.


                                Table of Contents

                                                    Page                                                         Page

   Municipal Bond Risk Factors......................  2         Massachusetts Risk Factors....................... 59

   Insurance on the Bonds in the Insured Trusts.....  6         Michigan Risk Factors............................ 61

   Portfolio Administration......................... 14         Minnesota Risk Factors........................... 63

   Sponsor Information.............................. 15         Missouri Risk Factors............................ 66

   Trustee Information.............................. 15         Nebraska Risk Factors............................ 71

   Termination of the Trust Agreement............... 16         New Jersey Risk Factors.......................... 77

   Description of Ratings........................... 17         New Mexico Risk Factors.......................... 79

   Arizona Risk Factors............................. 18         New York Risk Factors............................ 81

   Arkansas Risk Factors............................ 23         North Carolina Risk Factors...................... 85

   California Risk Factors.......................... 26         Ohio Risk Factors................................ 88

   Colorado Risk Factors............................ 31         Oklahoma Risk Factors............................ 92

   Connecticut Risk Factors......................... 33         Oregon Risk Factors.............................. 96

   Florida Risk Factors............................. 37         Pennsylvania Risk Factors........................ 98

   Georgia Risk Factors............................. 39         Puerto Rico Risk Factors.........................101

   Kansas Risk Factors.............................. 42         South Carolina Risk Factors......................105

   Kentucky Risk Factors............................ 45         Tennessee Risk Factors...........................108

   Louisiana Risk Factors........................... 49         Texas Risk Factors...............................113

   Maine Risk Factors............................... 53         Virginia Risk Factors............................117

   Maryland Risk Factors............................ 55         West Virginia Risk Factors.......................120





Van Kampen
Investments



                           Municipal Bond Risk Factors

   The Trusts include certain types of bonds described below. Accordingly, an investment in a Trust should be made with an understanding of the characteristics of and risks associated with such bonds. The types of bonds included in each Trust are described under "Portfolio" in the related Prospectus
Part I. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any of the bonds.

   Certain of the bonds may be general obligations of a governmental entity that are backed by the taxing power of such entity. All other bonds in the Trusts are revenue bonds payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds, on the other hand, are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. There are, of course, variations in the security of the different bonds in a Trust, both within a particular classification and between classifications, depending on numerous factors.

   Certain of the bonds may be obligations which derive their payments from mortgage loans. Certain of such housing bonds may be FHA insured or may be single family mortgage revenue bonds issued for the purpose of acquiring from originating financial institutions notes secured by mortgages on residences located within the issuer's boundaries and owned by persons of low or moderate income. Mortgage loans are generally partially or completely prepaid prior to their final maturities as a result of events such as sale of the mortgaged premises, default, condemnation or casualty loss. Because these bonds are subject to extraordinary mandatory redemption in whole or in part from such prepayments of mortgage loans, a substantial portion of such bonds will probably be redeemed prior to their scheduled maturities or even prior to their ordinary call dates. Extraordinary mandatory redemption without premium could also result from the failure of the originating financial institutions to make mortgage loans in sufficient amounts within a specified time period. Additionally, unusually high rates of default on the underlying mortgage loans may reduce revenues available for the payment of principal of or interest on such mortgage revenue bonds. These bonds were issued under Section 103A of the Internal Revenue Code, which Section contains certain requirements relating to the use of the proceeds of such bonds in order for the interest on such bonds to retain its tax-exempt status. In each case the issuer of the bonds has covenanted to comply with applicable requirements and bond counsel to such issuer has issued an opinion that the interest on the bonds is exempt from Federal income tax under existing laws and regulations. Certain issuers of housing bonds have considered various ways to redeem bonds they have issued prior to the stated first redemption dates for such bonds. In connection with the housing bonds held by a Trust, the Sponsor at the Date of Deposit is not aware that any of the respective issuers of such bonds are actively considering the redemption of such bonds prior to their respective stated initial call dates.

   Certain of the bonds may be health care revenue bonds. Ratings of bonds issued for health care facilities are often based on feasibility studies that contain projections of occupancy levels, revenues and expenses. A facility's gross receipts and net income available for debt service may be affected by future events and conditions including, among other things, demand for services and the ability of the facility to provide the services required, physicians' confidence in the facility, management capabilities, competition with other health care facilities, efforts by insurers and governmental agencies to limit rates, legislation establishing state rate-setting agencies, expenses, the cost and possible unavailability of malpractice insurance, the funding of Medicare, Medicaid and other similar third party payor programs, government regulation and the termination or restriction of governmental financial assistance, including that associated with Medicare, Medicaid and other similar third party payor programs.

   Certain of the bonds may be obligations of public utility issuers, including those selling wholesale and retail electric power and gas. General problems of such issuers would include the difficulty in financing large construction programs in an inflationary period, the limitations on operations and increased costs and delays attributable to environmental considerations, the difficulty of the capital market in absorbing utility debt, the difficulty in obtaining fuel at reasonable prices and the effect of energy conservation. In addition, Federal, state and municipal governmental authorities may from time to time review existing, and impose additional, regulations governing the licensing, construction and operation of nuclear power plants, which may adversely affect the ability of the issuers of certain of the bonds to make payments of principal and/or interest on such bonds.

   Certain of the bonds may be obligations of issuers whose revenues are derived from the sale of water and/or sewerage services. Such bonds are generally payable from user fees. The problems of such issuers include the ability to obtain timely and adequate rate increases, population decline resulting in decreased user fees, the difficulty of financing large construction programs, the limitations on operations and increased costs and delays attributable to environmental considerations, the increasing difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs and the impact of "no-growth" zoning ordinances.

   Certain of the bonds may be industrial revenue bonds ("IRBs"). IRBs have generally been issued under bond resolutions pursuant to which the revenues and receipts payable under the arrangements with the operator of a particular project have been assigned and pledged to purchasers. In some cases, a mortgage on the underlying project may have been granted as security for the IRBs. Regardless of the structure, payment of IRBs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Corporate operators or guarantors may be affected by many factors which may have an adverse impact on the credit quality of the particular company or industry. These include cyclicality of revenues and earnings, regulatory and environmental restrictions, litigation resulting from accidents or environmentally-caused illnesses, extensive competition and financial deterioration resulting from a corporate restructuring pursuant to a leveraged buy-out, takeover or otherwise. Such a restructuring may result in the operator of a project becoming highly leveraged which may impact on such operator's creditworthiness which in turn would have an adverse impact on the rating and/or market value of such bonds. Further, the possibility of such a restructuring may have an adverse impact on the market for and consequently the value of such bonds, even though no actual takeover or other action is ever contemplated or effected.

   Certain of the bonds may be obligations that are secured by lease payments of a governmental entity (hereinafter called "lease obligations"). Lease obligations are often in the form of certificates of participation. Although the lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to appropriate for and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. A governmental entity that enters into such a lease agreement cannot obligate future governments to appropriate for and make lease payments but covenants to take such action as is necessary to include any lease payments due in its budgets and to make the appropriations therefor. A governmental entity's failure to appropriate for and to make payments under its lease obligation could result in insufficient funds available for payment of the obligations secured thereby. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult.

   Certain of the bonds may be obligations of issuers which are, or which govern the operation of, schools, colleges and universities and whose revenues are derived mainly from ad valorem taxes or for higher education systems, from tuition, dormitory revenues, grants and endowments. General problems relating to school bonds include litigation contesting the state constitutionality of financing public education in part from ad valorem taxes, thereby creating a disparity in educational funds available to schools in wealthy areas and schools in poor areas. Litigation or legislation on this issue may affect the sources of funds available for the payment of school bonds in the Trusts. General problems relating to college and university obligations include the prospect of a declining percentage of the population consisting of "college" age individuals, possible inability to raise tuitions and fees sufficiently to cover increased operating costs, the uncertainty of continued receipt of Federal grants and state funding, and government legislation or regulations which may adversely affect the revenues or costs of such issuers.

   Certain of the bonds in certain of the Trusts may be obligations which are payable from and secured by revenues derived from the ownership and operation of facilities such as airports, bridges, turnpikes, port authorities, convention centers and arenas. The major portion of an airport's gross operating income is generally derived from fees received from signatory airlines pursuant to use agreements which consist of annual payments for leases, occupancy of certain terminal space and service fees. Airport operating income may therefore be affected by the ability of the airlines to meet their obligations under the use agreements. From time to time the air transport industry has experienced significant variations in earnings and traffic, due to increased competition, excess capacity, increased costs, deregulation, traffic constraints, acts of terrorism and other factors, and several airlines have experienced severe financial difficulties. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as user fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors as increased cost of maintenance, decreased use of a facility, lower cost of alternative modes of transportation, scarcity of fuel and reduction or loss of rents.

   Certain of the bonds may be obligations which are payable from and secured by revenues derived from the operation of resource recovery facilities. Resource recovery facilities are designed to process solid waste, generate steam and convert steam to electricity. Resource recovery bonds may be subject to extraordinary optional redemption at par upon the occurrence of certain circumstances, including but not limited to: destruction or condemnation of a project; contracts relating to a project becoming void, unenforceable or impossible to perform; changes in the economic availability of raw materials, operating supplies or facilities necessary for the operation of a project or technological or other unavoidable changes adversely affecting the operation of a project; and administrative or judicial actions which render contracts relating to the projects void, unenforceable or impossible to perform or impose unreasonable burdens or excessive liabilities. The Sponsor cannot predict the causes or likelihood of the redemption of resource recovery bonds in a Trust prior to the stated maturity of the bonds.

   Certain of the bonds may have been acquired at a market discount from par value at maturity. The coupon interest rates on discount bonds at the time they were purchased and deposited in a Trust were lower than the current market interest rates for newly issued bonds of comparable rating and type. If such interest rates for newly issued comparable bonds increase, the market discount of previously issued bonds will become greater, and if such interest rates for newly issued comparable bonds decline, the market discount of previously issued bonds will be reduced, other things being equal. Investors should also note that the value of bonds purchased at a market discount will increase in value faster than bonds purchased at a market premium if interest rates decrease. Conversely, if interest rates increase, the value of bonds purchased at a market discount will decrease faster than bonds purchased at a market premium. In addition, if interest rates rise, the prepayment risk of higher yielding, premium Securities and the prepayment benefit for lower yielding, discount bonds will be reduced. A bond purchased at a market discount and held to maturity will have a larger portion of its total return in the form of taxable income and capital gain and less in the form of tax-exempt interest income than a comparable bond newly issued at current market rates. See "Federal Tax Status" in Prospectus Part II. Market discount attributable to interest changes does not indicate a lack of market confidence in the issue.

   Certain of the bonds may be "zero coupon" bonds. Zero coupon bonds are purchased at a deep discount because the buyer receives only the right to receive a final payment at the maturity of the bond and does not receive any periodic interest payments. The effect of owning deep discount bonds which do not make current interest payments (such as the zero coupon bonds) is that a fixed yield is earned not only on the original investment but also, in effect, on all discount earned during the life of such obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest the income on such obligation at a rate as high as the implicit yield on the discount obligation, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are securities of comparable quality which pay interest.

   Certain of the bonds may have been purchased on a "when, as and if issued" or "delayed delivery" basis. The delivery of any such bonds may be delayed or may not occur. Interest on these bonds begins accruing to the benefit of Unitholders on their respective dates of delivery. To the extent any bonds are actually delivered to the Fund after their respective expected dates of delivery, Unitholders who purchase their Units prior to the date such bonds are actually delivered to the Trustee would be required to adjust their tax basis in their Units for a portion of the interest accruing on such bonds during the interval between their purchase of Units and the actual delivery of such bonds. As a result of any such adjustment, the Estimated Current Returns during the first year would be slightly lower than those stated in the prospectus which would be the returns after the first year, assuming the portfolio of a Trust and estimated annual expenses other than that of the Trustee (which may be reduced in the first year only) do not vary from that set forth in Prospectus Part I. Unitholders will be "at risk" with respect to all bonds in the portfolios including "when, as and if issued" and "delayed delivery" bonds (i.e., may derive either gain or loss from fluctuations in the evaluation of such bonds) from the date they commit for Units.

   Certain of the bonds may be subject to redemption prior to their stated maturity date pursuant to sinking fund provisions, call provisions or extraordinary optional or mandatory redemption provisions or otherwise. A sinking fund is a reserve fund accumulated over a period of time for retirement of debt. A callable debt obligation is one which is subject to redemption or refunding prior to maturity at the option of the issuer. A refunding is a method by which a debt obligation is redeemed, at or before maturity, by the proceeds of a new debt obligation. In general, call provisions are more likely to be exercised when the offering side valuation is at a premium over par than when it is at a discount from par. The exercise of redemption or call provisions will (except to the extent the proceeds of the called bonds are used to pay for Unit redemptions) result in the distribution of principal and may result in a reduction in the amount of subsequent interest distributions; it may also affect the current return on Units of the Trust involved. Each Trust portfolio contains a listing of the sinking fund and call provisions, if any, with respect to each of the debt obligations. Extraordinary optional redemptions and mandatory redemptions result from the happening of certain events. Generally, events that may permit the extraordinary optional redemption of bonds or may require the mandatory redemption of bonds include, among others: a final determination that the interest on the bonds is taxable; the substantial damage or destruction by fire or other casualty of the project for which the proceeds of the bonds were used; an exercise by a local, state or Federal governmental unit of its power of eminent domain to take all or substantially all of the project for which the proceeds of the bonds were used; changes in the economic availability of raw materials, operating supplies or facilities or technological or other changes which render the operation of the project for which the proceeds of the bonds were used uneconomic; changes in law or an administrative or judicial decree which renders the performance of the agreement under which the proceeds of the bonds were made available to finance the project impossible or which creates unreasonable burdens or which imposes excessive liabilities, such as taxes, not imposed on the date the bonds are issued on the issuer of the bonds or the user of the proceeds of the bonds; an administrative or judicial decree which requires the cessation of a substantial part of the operations of the project financed with the proceeds of the bonds; an overestimate of the costs of the project to be financed with the proceeds of the bonds resulting in excess proceeds of the bonds which may be applied to redeem bonds; or an underestimate of a source of funds securing the bonds resulting in excess funds which may be applied to redeem bonds. The issuer of certain bonds in a Trust may have sold or reserved the right to sell, upon the satisfaction of certain conditions, to third parties all or any portion of its rights to call bonds in accordance with the stated redemption provisions of such bonds. In such a case the issuer no longer has the right to call the bonds for redemption unless it reacquires the rights from such third party. A third party pursuant to these rights may exercise the redemption provisions with respect to a bond at a time when the issuer of the bond might not have called a bond for redemption had it not sold such rights. The Sponsor is unable to predict all of the circumstances which may result in such redemption of an issue of bonds. See also the discussion of single family mortgage and multi-family revenue bonds above for more information on the call provisions of such bonds.

   To the best knowledge of the Sponsor, there is no litigation pending as of the Date of Deposit in respect of any bonds which might reasonably be expected to have a material adverse effect upon the Fund or any of the Trusts. At any time after the Date of Deposit, litigation may be initiated on a variety of grounds with respect to bonds in a Trust. Such litigation, as, for example, suits challenging the issuance of pollution control revenue bonds under environmental protection statutes, may affect the validity of such bonds or the tax-free nature of the interest thereon. While the outcome of litigation of such nature can never be entirely predicted, each Trust has received or will receive opinions of bond counsel to the issuing authorities of each bond on the date of issuance to the effect that such bonds have been validly issued and that the interest thereon is exempt from Federal income tax. In addition, other factors may arise from time to time which potentially may impair the ability of issuers to meet obligations undertaken with respect to the bonds.

                  Insurance on the Bonds in the Insured Trusts

   Insurance has been obtained by each Insured Trust, by the issuer of bonds in an Insured Trust, by a prior owner of such bonds, or by the Sponsor prior to the deposit of such bonds in a Trust guaranteeing prompt payment of interest and principal, when due, in respect of the bonds in such Trust. See "The Trusts--Objectives and Bond Selection" in Prospectus Part II. The Portfolio Insurers and the Preinsured Bond Insurers are described under "Portfolio" and "Notes to Portfolio" in Prospectus Part I. The Portfolio Insurers, if any, are set forth in the prospectus. An insurance policy obtained by an Insured Trust, if any, is non-cancelable and will continue in force so long as such Trust is in existence, the respective Portfolio Insurer is still in business and the bonds described in such policy continue to be held by such Trust (see "Portfolio" for the respective Insured Trust in Prospectus Part I). Any portfolio insurance premium for an Insured Trust, which is an obligation of such Trust, is paid by such Trust on a monthly basis. Non-payment of premiums on a policy obtained by an Insured Trust will not result in the cancellation of insurance but will force the insurer to take action against the Trustee to recover premium payments due it. The Trustee in turn will be entitled to recover such payments from such Trust. Premium rates for each issue of bonds protected by a policy obtained by an Insured Trust, if any, are fixed for the life of the Trust. The premium for any Preinsured Bond insurance has been paid by such issuer, by a prior owner of such bonds or the Sponsor and any such policy or policies are non-cancelable and will continue in force so long as the bonds so insured are outstanding and the respective Preinsured Bond Insurer remains in business. If the provider of an original issuance insurance policy is unable to meet its obligations under such policy or if the rating assigned to the claims-paying ability of any such insurer deteriorates, the Portfolio Insurers have no obligation to insure any issue adversely affected by either of the above described events.

   The aforementioned portfolio insurance obtained by an Insured Trust, if any, guarantees the timely payment of principal and interest on the bonds when they fall due. For the purposes of insurance obtained by an Insured Trust, "when due" generally means the stated payment or maturity date for the payment of principal and interest. However, in the event (a) an issuer of a bond defaults in the payment of principal or interest on such bond, (b) such issuer enters into a bankruptcy proceeding or (c) the maturity of such bond is accelerated, the affected Portfolio Insurer has the option, in its sole discretion, after receiving notice of the earliest to occur of such a default, bankruptcy proceeding or acceleration to pay the outstanding principal amount of such bond plus accrued interest to the date of such payment and thereby retire the bond from the affected Trust prior to such bond's stated maturity date. The insurance does not guarantee the market value of the bonds or the value of the Units. Insurance obtained by an Insured Trust, if any, is only effective as to bonds owned by and held in such Trust. In the event of a sale of any such bond by the Trustee, such insurance terminates as to such bond on the date of sale.

   Pursuant to an irrevocable commitment of the Portfolio Insurers, the Trustee, upon the sale of a bond covered under a portfolio insurance policy obtained by an Insured Trust, has the right to obtain permanent insurance with respect to such bond (i.e., insurance to maturity of the bond regardless of the identity of the holder thereof) (the "Permanent Insurance") upon the payment of a single predetermined insurance premium and any expenses related thereto from the proceeds of the sale of such bond. Accordingly, any bond in an Insured Trust is eligible to be sold on an insured basis. It is expected that the Trustee would exercise the right to obtain Permanent Insurance only if upon such exercise the affected Trust would receive net proceeds (sale of bond proceeds less the insurance premium and related expenses attributable to the Permanent Insurance) from such sale in excess of the sale proceeds if such bonds were sold on an uninsured basis. The insurance premium with respect to each bond eligible for Permanent Insurance would be determined based upon the insurability of each bond as of the Date of Deposit and would not be increased or decreased for any change in the creditworthiness of each bond.

   The Sponsor believes that the Permanent Insurance option provides an advantage to an Insured Trust in that each bond insured by a Trust insurance policy may be sold out of the affected Trust with the benefits of the insurance attaching thereto. Thus, the value of the insurance, if any, at the time of sale, can be realized in the market value of the bond so sold (which is not the case in connection with any value attributable to an Insured Trust's portfolio insurance). See "Public Offering--Offering Price" in Prospectus Part II. Because any such insurance value may be realized in the market value of the bond upon the sale thereof upon exercise of the Permanent Insurance option, the Sponsor anticipates that (a) in the event an Insured Trust were to be comprised of a substantial percentage of bonds in default or significant risk of default, it is much less likely that such Trust would need at some point in time to seek a suspension of redemptions of Units than if such Trust were to have no such option (see "Rights of Unitholders--Redemption of Units" in Prospectus Part II) and (b) at the time of termination of an Insured Trust, if such Trust were holding defaulted bonds or bonds in significant risk of default such Trust would not need to hold such Securities until their respective maturities in order to realize the benefits of such Trust's portfolio insurance (see "Trust Administration--Termination of Trust Agreement" in Prospectus Part II).

   Except as indicated below, insurance obtained by an Insured Trust has no effect on the price or redemption value of Units. It is the present intention of the Evaluator to attribute a value for such insurance (including the right to obtain Permanent Insurance) for the purpose of computing the price or redemption value of Units if the bonds covered by such insurance are in default in payment of principal or interest or in significant risk of such default. The value of the insurance will be the difference between (i) the market value of a bond which is in default in payment of principal or interest or in significant risk of such default assuming the exercise of the right to obtain Permanent Insurance (less the insurance premium and related expenses attributable to the purchase of Permanent Insurance) and (ii) the market value of such bonds not covered by Permanent Insurance. See "Public Offering--Offering Price" in Prospectus Part
II. It is also the present intention of the Trustee not to sell such bonds to effect redemptions or for any other reason but rather to retain them in the portfolio because value attributable to the insurance cannot be realized upon sale. See "Public Offering--Offering Price" in Prospectus Part II for a more complete description of an Insured Trust's method of valuing defaulted bonds and bonds which have a significant risk of default. Insurance obtained by the issuer of a bond is effective so long as such bond is outstanding. Therefore, any such insurance may be considered to represent an element of market value in regard to the bonds thus insured, but the exact effect, if any, of this insurance on such market value cannot be predicted.

   The portfolio insurance policy or policies obtained by an Insured Trust, if any, with respect to the bonds in such Trust were issued by one or more of the Portfolio Insurers. Any other Preinsured Bond insurance policy (or commitment therefor) was issued by one of the Preinsured Bond Insurers. See "The Trusts--Objectives and Bond Selection" in Prospectus Part II.

   Ambac Assurance Corporation ("Ambac Assurance"). Effective July 14, 1997, AMBAC Indemnity Corporation changed its name to Ambac Assurance Corporation. Any insurance policy of Ambac Assurance obtained by an Insured Trust is noncancelable and will continue in force for so long as the bonds described in the insurance policy are held by an Insured Trust. A monthly premium is paid by an Insured Trust for an insurance policy obtained by it. The Trustee will pay, when due, successively, the full amount of each installment of the insurance premium. Pursuant to a binding agreement with Ambac Assurance, in the event of a sale of a bond covered by an Ambac Assurance insurance policy, the Trustee has the right to obtain permanent insurance for such bond upon payment of a single predetermined premium from the proceeds of the sale of such bond.

   Under the terms of an insurance policy, Ambac Assurance agrees to pay to the Trustee that portion of the principal of and interest on the bonds insured by Ambac Assurance which shall become due for payment but shall be unpaid by reason of nonpayment by the issuer of the bonds. The term "due for payment" means, when referring to the principal of a bond so insured, its stated maturity date or the date on which it shall have been called for mandatory sinking fund redemption and does not refer to any earlier date on which payment is due by reason of call for redemption (other than by mandatory sinking fund redemption), acceleration or other advancement of maturity and means, when referring to interest on a bond, the stated date for payment of interest.

   Ambac Assurance will make payment to the Trustee after notice from the Trustee is received by Ambac Assurance that a nonpayment of principal or of interest on a bond has occurred, but not earlier that the date on which the bonds are due for payment. Ambac Assurance will disburse to the Trustee the face amount of principal and interest which is then due for payment but is unpaid by reason of nonpayment by the issuer in exchange for delivery of bonds, not less in face amount than the amount of the payment in bearer form, free and clear of all liens and encumbrances and uncancelled. In cases where bonds are issuable only in a form whereby principal is payable to registered holders or their assigns, Ambac Assurance shall pay principal only upon presentation and surrender of the unpaid bonds uncancelled and free of any adverse claim, together with an instrument of assignment in satisfactory form, so as to permit ownership of such bonds to be registered in the name of Ambac Assurance or its nominee. In cases where bonds are issuable only in a form whereby interest is payable to registered holders or their assigns, Ambac Assurance shall pay interest only upon presentation of proof that the claimant is the person entitled to the payment of interest of the bonds and delivery of an instrument of assignment, in satisfactory form, transferring to Ambac Assurance all right under such bonds to receive the interest of which the insurance payment was made.

   Ambac Assurance is a Wisconsin-domiciled stock insurance corporation regulated by the Office of the Commissioner of Insurance of the State of Wisconsin and licensed to do business in 50 states, the District of Columbia, the Territory of Guam, the Commonwealth of Puerto Rico and the U.S. Virgin Islands, with admitted assets of approximately $9,417,000,000 (unaudited) and statutory capital of approximately $5,879,000,000 (unaudited) as of March 31, 2006. Statutory capital consists of Ambac Assurance's policyholders' surplus and statutory contingency reserve. Standard & Poor's Credit Markets Services, a Division of The McGraw-Hill Companies, Moody's Investors Service and Fitch Ratings have each assigned a triple-A financial strength rating to Ambac Assurance.

   The parent company of Ambac Assurance, Ambac Financial Group, Inc. ("Ambac Company"), is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information with the Securities and Exchange Commission (the "SEC"). These reports, proxy statements and other information can be read and copied at the SEC's public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. The SEC maintains an Internet site at http://www.sec.gov that contains reports, proxy and information statements and other information regarding companies that file electronically with the SEC, including Ambac Company. These reports, proxy statements and other information can be read at the offices of the New York Stock Exchange, Inc., 20 Broad Street, New York, New York, 10005.

   Copies of Ambac Assurance's financial statements prepared in accordance with statutory accounting standards are available from Ambac Assurance. The address of Ambac Assurance's administrative offices and its telephone number are One State Street Plaza, 19th Floor, New York, New York, 10004 and (212) 668-0340.

   The information relating to Ambac Assurance contained above has been furnished by Ambac Assurance. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   MBIA Insurance Corporation. MBIA Insurance Corporation ("MBIA") is the principal operating subsidiary of MBIA Inc., a New York Stock Exchange listed company ("MBIA Company"). MBIA Company is not obligated to pay the debts of or claims against MBIA. MBIA is domiciled in the State of New York and licensed to do business in and subject to regulation under the laws of all 50 states, the District of Columbia, the Commonwealth of Puerto Rico, the Commonwealth of the Northern Mariana Islands, the Virgin Islands of the United States and the Territory of Guam. MBIA, either directly or through subsidiaries, is licensed to do business in the Republic of France, the United Kingdom and the Kingdom of Spain and is subject to regulation under the laws of those jurisdictions. The principal executive offices of MBIA are located at 113 King Street, Armonk, New York and the main telephone number at that address is (914) 273-4545.

   As of December 31, 2005, MBIA had admitted assets of $11 billion (unaudited), total liabilities of $7.2 billion (unaudited), and total capital and surplus of $3.8 billion (unaudited), determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. As of March 31, 2006, MBIA had admitted assets of $11.2 billion (unaudited), total liabilities of $7.5 billion (unaudited), and total capital and surplus of $3.8 billion (unaudited), determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities.

   Moody's Investors Service, Inc. rates the financial strength of MBIA "Aaa." Standard & Poor's, a division of The McGraw-Hill Companies, Inc., rates the financial strength of MBIA "AAA". Fitch Ratings rates the financial strength of MBIA "AAA".

   The information relating to MBIA and its affiliates contained above has been furnished by MBIA. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   Financial Guaranty Insurance Company. Financial Guaranty Insurance Company ("Financial Guaranty"), is a New York stock insurance corporation, that writes financial guaranty insurance in respect of public finance and structured finance obligations and other financial obligations including credit default swaps. Financial Guaranty is licensed to engage in the financial guaranty insurance business in all 50 states, the District of Columbia, the Commonwealth of Puerto Rico, the U.S. Virgin Islands and the United Kingdom.

   Financial Guaranty is a direct, wholly-owned subsidiary at FGIC Corporation, a Delaware Corporation. At March 31, 2006, the principal owners of FGIC Corporation and the approximate percentage of its outstanding common stock owned by each were as follows: The PMI Group, Inc. - 42%, affiliates of the Blackstone Group L.P. - 23% and affiliates of the Cypress Group L.L.C. - 23%. Neither FGIC Corporation nor any of its stockholders or affiliates is obligated to pay any debts of Financial Guaranty or any claims under any insurance policy issued by Financial Guaranty.

   Financial Guaranty is subject to the insurance laws and regulations of the State of New York, where it is domiciled, including New York's comprehensive financial guaranty insurance law. That law, among other things, limits the business of each financial guaranty insurer to financial guaranty insurance (and related lines); requires that each financial guaranty insurer maintain a minimum surplus to policyholders; establishes limits on the aggregate net amount of exposure that may be retained in respect of a particular issuer or revenue source (known as single risk limits) and on the aggregate net amount of exposure that may be retained in respect of particular types of risk as compared to the policyholders' surplus (known as aggregate risk limits); and establishes contingency, loss and unearned premium reserve requirements. In addition, Financial Guaranty is also subject to the applicable insurance laws and regulations of all other jurisdictions in which it is licensed to transact insurance business. The insurance laws and regulations, as well as the level of supervisory authority that may be exercised by the various insurance regulators, vary by jurisdiction.

   At March 31, 2006, Financial Guaranty had net admitted assets of approximately $3.603 billion, total liabilities of approximately $2.454 billion, and total capital and policyholders' surplus of approximately $1.149 billion, determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities.

   Copies of Financial Guaranty's most recent generally accepted accounting principles and statutory accounting practices financial statements are available upon request to: Financial Guaranty Insurance Company, 125 Park Avenue, New York, NY 10017, Attention: Corporate Communications Department. Financial Guaranty's telephone number is (212) 312-3000.

   The financial strength of Financial Guaranty is rated "AAA" by Standards & Poor's, a Division of The McGraw-Hill Companies, Inc., "Aaa" by Moody's Investors Service and "AAA" by Fitch Ratings.

   The information relating to Financial Guaranty and its affiliates contained above has been furnished by Financial Guaranty. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   Financial Security Assurance Inc. Financial Security Assurance Inc. ("Financial Security") is a New York domiciled financial guaranty insurance company and a wholly-owned subsidiary of Financial Security Assurance Holdings Ltd. ("Holdings"). Holdings is an indirect subsidiary of Dexia, S.A., a publicly held Belgian corporation, and of Dexia Credit Local, a direct wholly-owned subsidiary of Dexia, S.A. Dexia S.A., through its bank subsidiaries, is primarily engaged in the business of public finance, banking and asset management in France, Belgium and other European countries. No shareholder of Holdings or Financial Security is liable for the obligations of Financial Security.

   At March 31, 2006, Financial Security's combined policyholders' surplus and contingency reserves were approximately $2,459,829,000 and its total net unearned premium reserve was approximately $1,858,167,000 in accordance with statutory accounting principles. At March 31, 2006, Financial Security's consolidated shareholder's equity was approximately $2,856,995,000 and its total net unearned premium reserve was approximately $1,504,103,000 in accordance with generally accepted accounting principles.

   The information relating to Financial Security and its affiliates contained above has been furnished by Financial Services. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   XL Capital Assurance Inc. XL Capital Assurance Inc. ("XLCA") is a monoline financial guaranty insurance company incorporated under the laws of the State of New York. XLCA is currently licensed to do insurance business in, and is subject to the insurance regulation and supervision by, all 50 states, the District of Columbia, Puerto Rico, the U.S. Virgin Islands and Singapore.

   XLCA is an indirect wholly owned subsidiary of XL Capital Ltd., a Cayman Islands exempted company ("XL Capital Ltd."). Through its subsidiaries, XL Capital Ltd. is a leading provider of insurance and reinsurance coverages and financial products and services to industrial, commercial and professional service firms, insurance companies and other enterprises on a worldwide basis. The ordinary shares of XL Capital Ltd. are publicly traded in the United States and listed on the New York Stock Exchange (NYSE: XL). XL Capital Ltd. is not obligated to pay the debts of or claims against XLCA.

   XLCA was formerly known as The London Assurance of America Inc. ("London"), which was incorporated on July 25, 1991 under the laws of the State of New York. On February 22, 2001, XL Reinsurance America Inc. ("XL Re") acquired 100% of the stock of London. XL Re merged its former financial guaranty subsidiary, known as XL Capital Assurance Inc. (formed September 13, 1999) with and into London, with London as the surviving entity. London immediately changed its name to XL Capital Assurance Inc. All previous business of London was 100% reinsured to Royal Indemnity Company, the previous owner at the time of acquisition.

   XL Capital Ltd. announced on April 7, 2006 that Security Capital Assurance Ltd. ("SCA"), a newly-created holding company for XL Capital Ltd.'s financial guaranty insurance and reinsurance business conducted through XLCA and XL Financial Assurance Ltd. ("XLFA") had filed a registration statement or Form S-1 with the SEC relating to the proposed initial public offering of a portion of its common shares. Through its operating subsidiaries of XLCA and XLFA, SCA will provide credit enhancement products to the public finance and structured finance markets throughout the U.S. and internationally.

   Under the registration statement, a portion of SCA's shares will be issued and sold by SCA and a portion will be sold by SCA's parent, XL Insurance (Bermuda) Ltd., as selling shareholder. After the consummation of the offering, XL Capital Ltd. is expected to beneficially own approximately 65% of SCA's outstanding shares. SCA expects to use the proceeds it receives from the offering primarily for capital contributions to its financial guaranty subsidiaries to support future business growth. SCA intends to apply to have its shares listed on the New York Stock Exchange under the ticker symbol "SCA". A copy of the registration statement is available on the SEC's website at www.sec.gov under Filings & Forms (EDGAR)

   XLCA has entered into a facultative quota share reinsurance agreement with XLFA, an insurance company organized under the laws of Bermuda, and an affiliate of XLCA. Pursuant to this reinsurance agreement, XLCA expects to cede up to 90% of its business to XLFA. XLCA may also cede reinsurance to third parties on a transaction-specific basis, which cessions may be any or a combination of quota share, first loss or excess of loss. Such reinsurance is used by XLCA as a risk management device and to comply with statutory and rating agency requirements and does not alter or limit XLCA's obligations under any financial guaranty insurance policy. With respect to any transaction insured by XLCA, the percentage of risk ceded to XLFA may be less than 90% depending on certain factors including, without limitation, whether XLCA has obtained third party reinsurance covering the risk. As a result, there can be no assurance as to the percentage reinsured by XLFA of any given financial guaranty insurance policy issued by XLCA.

   Based on the audited financials of XLFA, as of December 31, 2005, XLFA had total assets, liabilities, redeemable preferred shares and shareholders' equity of $1,394,081,000, $704,007,000, $39,000,000 and $651,074,000, respectively, determined in accordance with generally accepted accounting principles in the United States. XLFA's insurance financial strength is rated "Aaa" by Moody's and "AAA" by S&P and Fitch Inc. In addition, XLFA has obtained a financial enhancement rating of "AAA" from S&P.

   The obligations of XLFA to XLCA under the reinsurance agreement described above are unconditionally guaranteed by XL Insurance (Bermuda) Ltd ("XLI"), a Bermuda company and one of the world's leading excess commercial insurers. XLI is a wholly owned indirect subsidiary of XL Capital Ltd. In addition to A.M. Best's financial strength rating of "A+" and issuer credit rating of "aaa-", XLI's insurance financial strength rating is "Aa3" (Stable Outlook) by Moody's, "A+" by Standard & Poor's and "AA-" (Outlook Stable) by Fitch.

   The rating agencies have taken certain actions with respect to XL Capital Ltd. and various insurance operating subsidiaries of XL Capital Ltd., as described below. On November 22, 2005, Moody's downgraded the senior debt rating of XL Capital Ltd. from "A2"to "A3" and downgraded the other insurance financial strength ratings of various insurance operating subsidiaries of XL Capital Ltd. (other than XLCA and XLFA) from "Aa2" to "Aa3". On November 28, 2005, Standard & Poor's downgraded the senior debt rating of XL Capital Ltd. from "A" to "A-" and downgraded the counterparty credit and financial strength ratings of various insurance operating subsidiaries of XL Capital Ltd. (other than XLCA and XLFA) from "AA-" to "A+". On February 28, 2006, Fitch revised the long term issuer rating of XL Capital Ltd. from "A-" to "A". On October 26, 2005, Fitch downgraded the insurer financial strength ratings of various insurance operating subsidiaries of XL Capital Ltd. (other than XLCA and XLFA) from "AA" to "AA-".

   XLCA's insurance financial strength is rated "Aaa" by Moody's and "AAA" by Standard & Poor's and Fitch, Inc. ("Fitch"). In addition, XLCA has obtained a financial enhancement rating of "AAA" from Standard & Poor's. These ratings reflect Moody's, Standard & Poor's and Fitch's current assessment of XLCA's creditworthiness and claims-paying ability as well as the reinsurance arrangement with XLFA described above.

   Based on the audited financials of XLCA as of December 31, 2005, XLCA had total assets, liabilities and shareholder's equity of $953,706,000, $726,758,000 and $226,948,000, respectively, determined in accordance with generally accepted accounting principles in the United States of America. Based on the unaudited statutory financial statements for XLCA as of December 31, 2005 filed with the State of New York Insurance Department, XLCA has total admitted assets of $328,231,000, total liabilities of $139,392,000, total capital and surplus of $188,839,000 and total contingency reserves of $13,031,000 determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. Based on the audited statutory financial statements for XLCA as of December 31, 2004 filed with the State of New York Insurance Department, XLCA had total admitted assets of $341,937,000, total liabilities of $143,494,000, and total capital and surplus of $198,443,000 and total contingency reserves of $7,342,000 determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities.

   XLCA is regulated by the Superintendent of Insurance of the State of New York. In addition, XLCA is subject to regulation by the insurance laws and regulations of the other jurisdictions in which it is licensed. As a financial guaranty insurance company licensed in the State of New York, XLCA is subject to
Article 69 of the New York Insurance Law, which, among other things, limits the business of each insurer to financial guaranty insurance and related lines, prescribes minimum standards of solvency, including minimum capital requirements, establishes contingency, loss and unearned premium reserve requirements, requires the maintenance of minimum surplus to policyholders and limits the aggregate amount of insurance which may be written and the maximum size of any single risk exposure which may be assumed. XLCA is also required to file detailed annual financial statements with the New York Insurance Department and similar supervisory agencies in each of the other jurisdictions in which it is licensed.

   The extent of state insurance regulation and supervision varies by jurisdiction, but New York and most other jurisdictions have laws and regulations prescribing permitted investments and governing the payment of dividends, transactions with affiliates, mergers, consolidations, acquisitions or sales of assets and incurrence of liabilities for borrowings.

   The information relating to XLCA and its affiliates contained above has been furnished by XLCA. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   CDC IXIS Financial Guaranty North America, Inc. ("CFIGNA") is a monoline financial guaranty insurance company incorporated under the laws of the State of New York, with its principal place of business in New York City.

   The claims-paying ability (also referred to as its financial strength) of CIFGNA is rated "AAA" by Fitch, "Aaa" by Moody's, and "AAA" by Standard and Poor's, the highest rating assigned by each such rating agency. Each rating of CIFGNA should be evaluated independently. The ratings reflect the respective rating agency's current assessment of the creditworthiness of CIFGNA and its ability to pay claims on its policies of insurance based upon, among other factors, the adequacy of the net worth maintenance and reinsurance agreements provided by CIFGNA described below. Any further explanation as to the significance of the above ratings may be obtained only from the applicable rating agency. The above ratings are not recommendations to buy, sell or hold CIFGNA insured bonds, and such ratings may be subject to revision or withdrawal at any time by the Rating Agencies. Any downward revision or withdrawal of any of the above ratings may have an adverse effect on the market price of the CIFGNA insured bonds. CIFGNA does not guarantee the market price of bonds nor does it guaranty that the ratings on bonds will not be revised or withdrawn.

   CIFGNA is licensed and subject to regulation as a financial guaranty insurance corporation under the laws of the State of New York, its state of domicile, and is licensed to do business in over 40 jurisdictions. CIFGNA is subject to Article 69 of the New York Insurance Law which, among other things, limits the business of such insurers to financial guaranty insurance and related lines, requires that each such insurer maintain a minimum surplus to policyholders, establishes contingency, loss and unearned premium reserve requirements for each such insurer, and limits the size of individual transactions ("single risks") and the volume of transactions ("aggregate risks") that may be underwritten by such insurers. Other provisions of the New York Insurance Law applicable to non-life insurance companies such as CIFGNA regulate, among other things, permitted investments, payment of dividends, transactions with affiliates, mergers, consolidations, acquisitions or sales of assets and incurrence of liabilities for borrowings. CIFGNA is required to file quarterly and annual statutory financial statements with the New York State Insurance Department ("NYSID") and is subject to statutory restrictions concerning the types and quality of its investments and the filing and use of policy forms and premium rates. Additionally, CIFGNA's accounts and operations are subject to periodic examination by the NYSID.

   THE INSURANCE PROVIDED BY CIFGNA IS NOT COVERED BY THE PROPERTY/CASUALTY INSURANCE SECURITY FUND SPECIFIED BY THE INSURANCE LAWS OF THE STATE OF NEW YORK.

   In addition to its capital and surplus as set forth below, CIFGNA is supported by a net worth maintenance agreement from its indirect parent, CDC IXIS Financial Guaranty, a French reinsurance corporation ("CIFG"). The net worth maintenance agreement provides that CIFG will maintain CIFGNA's U.S. statutory capital and surplus at no less than $80 million. In addition, through a facultative reinsurance agreement, CIFGNA may cede up to 90% of its exposure on each transaction to CIFG; however, the facultative reinsurance agreement does not require that CIFG reinsure its exposure under any transaction. CIFG's claims-paying ability is rated "Aaa" by Moody's, "AAA" by Standard & Poor's and "AAA" by Fitch, the highest rating assigned by each such Rating Agency. Notwithstanding these net worth maintenance and reinsurance agreements, the holders of bonds insured by CIFGNA will have direct recourse against CIFGNA only, and neither CIFG nor any other affiliate of CIFGNA will be directly liable to the holders of such bonds.

   The following table sets forth the capitalization of CIFGNA as of September 30, 2004, on the basis of accounting principles prescribed or permitted by the NYSID (in thousands):

        Common capital stock                              $ 19,700
        Gross paid in and contributed surplus              110,925
        Unassigned funds (retained deficit)                (37,406)
                                                         ---------
        Surplus as regards policyholders                  $ 93,219
                                                         =========

   Audited financial statements of CIFGNA as of December 31, 2003, prepared in accordance with statutory accounting principles applicable to insurance companies, may be obtained by writing to CIFGNA at 825 Third Avenue, 6th Floor, New York, New York 10022, Attention: Finance Department. The toll-free telephone number of CIFGNA is (866) CIFG 212.

   The extent of state insurance regulation and supervision varies by jurisdiction, but New York and most other jurisdictions have laws and regulations prescribing permitted investments and governing the payment of dividends, transactions with affiliates, mergers, consolidations, acquisitions or sales of assets and incurrence of liabilities for borrowings.

   In order to be in an Insured Trust, bonds must be insured by one of the Preinsured Bond Insurers or be eligible for the insurance being obtained by such Trust. In determining eligibility for insurance, the Preinsured Bond Insurers and the Portfolio Insurers have applied their own standards which correspond generally to the standards they normally use in establishing the insurability of new issues of municipal bonds and which are not necessarily the criteria used in the selection of bonds by the Sponsor. To the extent the standards of the Preinsured Bond Insurers and the Portfolio Insurers are more restrictive than those of the Sponsor, the previously stated Trust investment criteria have been limited with respect to the bonds. This decision is made prior to the Date of Deposit, as debt obligations not eligible for insurance are not deposited in an Insured Trust. Thus, all of the bonds in the portfolios of the Insured Trusts are insured either by the respective Trust or by the issuer of the bonds, by a prior owner of such bonds or by the Sponsor prior to the deposit of such bonds in a Trust.

   An objective of portfolio insurance obtained by an Insured Trust is to obtain a higher yield on the portfolio of such Trust than would be available if all the bonds in such portfolio had Standard & Poor's "AAA" rating and yet at the same time to have the protection of insurance of prompt payment of interest and principal, when due, on the bonds. There is, of course, no certainty that this result will be achieved. Preinsured Bonds in an Insured Trust (all of which are rated "AAA" by Standard & Poor's) may or may not have a higher yield than uninsured bonds rated "AAA" by Standard & Poor's. In selecting such bonds for an Insured Trust, the Sponsor has applied the criteria hereinbefore described.

   In the event of nonpayment of interest or principal, when due, in respect of a bond, a Portfolio Insurer shall make such payment after the respective insurer has been notified that such nonpayment has occurred or is threatened (but not earlier than the date such payment is due). The insurer, as regards any payment it may make, will succeed to the rights of the Trustee in respect thereof. All policies issued by the Portfolio Insurers and the Preinsured Bond Insurers are substantially identical insofar as obligations to an Insured Trust are concerned.

   The Internal Revenue Service has issued a letter ruling which holds in effect that insurance proceeds representing maturing interest on defaulted municipal obligations paid to holders of insured bonds, under policy provisions substantially identical to the policies described herein, will be excludable from Federal gross income under Section 103(a)(1) of the Internal Revenue Code to the same extent as if such payments were made by the issuer of the municipal obligations. Holders of Units in an Insured Trust should discuss with their tax advisers the degree of reliance which they may place on this letter ruling. However, Chapman and Cutler LLP, counsel for the Sponsor, has given an opinion to the effect such payment of proceeds would be excludable from Federal gross income to the extent described under "Federal Tax Status" in Prospectus Part II.

   Each Portfolio Insurer is subject to regulation by the department of insurance in the state in which it is qualified to do business. Such regulation, however, is no guarantee that each Portfolio Insurer will be able to perform on its contract of insurance in the event a claim should be made thereunder at some time in the future. At the date hereof, it is reported that no claims have been submitted or are expected to be submitted to any of the Portfolio Insurers which would materially impair the ability of any such company to meet its commitment pursuant to any contract of bond or portfolio insurance.

   The information relating to each Portfolio Insurer has been furnished by such companies. The financial information with respect to each Portfolio Insurer appears in reports filed with state insurance regulatory authorities and is subject to audit and review by such authorities. No representation is made herein as to the accuracy or adequacy of such information or as to the absence of material adverse changes in such information subsequent to the dates thereof.

                            Portfolio Administration

   The Trustee is empowered to sell, for the purpose of redeeming Units tendered by any Unitholder, and for the payment of expenses for which funds may not be available, such of the bonds designated by the Supervisor as the Trustee in its sole discretion may deem necessary. The Supervisor, in designating such bonds, will consider a variety of factors including (a) interest rates, (b) market value and (c) marketability. The Sponsor may direct the Trustee to dispose of bonds upon default in payment of principal or interest, institution of certain legal proceedings, default under other documents adversely affecting debt service, default in payment of principal or interest or other obligations of the same issuer, decline in projected income pledged for debt service on revenue bonds or decline in price or the occurrence of other market or credit factors, including advance refunding (i.e., the issuance of refunding securities and the deposit of the proceeds thereof in trust or escrow to retire the refunded securities on their respective redemption dates), so that in the opinion of the Supervisor the retention of such bonds would be detrimental to the interest of the Unitholders. In connection with the Insured Trusts to the extent that bonds are sold which are current in payment of principal and interest in order to meet redemption requests and defaulted bonds are retained in the portfolio in order to preserve the related insurance protection applicable to said bonds, the overall quality of the bonds remaining in such Trust's portfolio will tend to diminish. Except as described in this section and in certain other unusual circumstances for which it is determined by the Trustee to be in the best interests of the Unitholders or if there is no alternative, the Trustee is not empowered to sell bonds from an Insured Trust which are in default in payment of principal or interest or in significant risk of such default and for which value has been attributed for the insurance obtained by such Insured Trust. Because of restrictions on the Trustee under certain circumstances, the Sponsor may seek a full or partial suspension of the right of Unitholders to redeem their Units in an Insured Trust. See "Rights of Unitholders--Redemption of Units" in Prospectus
Part II. The Sponsor is empowered, but not obligated, to direct the Trustee to dispose of bonds in the event of an advanced refunding.

   The Sponsor is required to instruct the Trustee to reject any offer made by an issuer of any of the bonds to issue new obligations in exchange or substitution for any bond pursuant to a refunding or refinancing plan, except that the Sponsor may instruct the Trustee to accept or reject such an offer or to take any other action with respect thereto as the Sponsor may deem proper if
(1) the issuer is in default with respect to such bond or (2) in the written opinion of the Sponsor the issuer will probably default with respect to such bond in the reasonably foreseeable future. Any obligation so received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Trust Agreement to the same extent as bonds originally deposited thereunder. Within five days after the deposit of obligations in exchange or substitution for underlying bonds, the Trustee is required to give notice thereof to each Unitholder of the Trust thereby affected, identifying the bonds eliminated and the bonds substituted therefor. Except as stated herein and under "Fund Administration--Replacement Bonds" in Prospectus Part II regarding the substitution of Replacement Bonds for Failed Bonds, the acquisition by a Trust of any securities other than the bonds initially deposited is not permitted.

   If any default in the payment of principal or interest on any bonds occurs and no provision for payment is made therefor within 30 days, the Trustee is required to notify the Sponsor thereof. If the Sponsor fails to instruct the Trustee to sell or to hold such bonds within 30 days after notification by the Trustee to the Sponsor of such default, the Trustee may in its discretion sell the defaulted bond and not be liable for any depreciation or loss thereby incurred.

                               Sponsor Information

   Van Kampen Funds Inc. is the Sponsor of the Trusts. The Sponsor is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that services more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $120 billion under management or supervision as of July 31, 2007. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that provides a wide range of investment banking securities, investment management and wealth management services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities as well as providing investment banking, research and analysis, financing and financial advisory services. The Sponsor's principal office is located at 522 Fifth Avenue, New York, New York 10036. As of July 31, 2007, the total stockholders' equity of Van Kampen Funds Inc. was $318,237,422 (unaudited). (This paragraph relates only to the Sponsor and not to the Trusts or to any other Series thereof. The information is included herein only for the purpose of informing investors as to the financial responsibility of the Sponsor and its ability to carry out its contractual obligations. More detailed financial information will be made available by the Sponsor upon request).

     Van Kampen Funds Inc. and your Trust have adopted a code of ethics requiring Van Kampen's employees who have access to information on Trust transactions to report personal securities transactions. The purpose of the code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to your Trust.

     If the Sponsor shall fail to perform any of its duties under the Trust Agreement or become incapable of acting or shall become bankrupt or its affairs are taken over by public authorities, then the Trustee may (i) appoint a successor Sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding amounts prescribed by the Securities and Exchange Commission, (ii) terminate the Trust Agreement and liquidate the Trusts as provided therein or (iii) continue to act as Trustee without terminating the Trust Agreement.

                               Trustee Information

   The Trustee is The Bank of New York, a trust company organized under the laws of New York. The Bank of New York has its principal unit investment trust division offices at 2 Hanson Place, 12th Floor, Brooklyn, New York 11217, telephone (800) 221-7668. The Bank of New York is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law.

   The duties of the Trustee are primarily ministerial in nature. It did not participate in the selection of bonds for the portfolios of any of the Trusts. In accordance with the Trust Agreement, the Trustee shall keep proper books of record and account of all transactions at its office for the Trusts. Such records shall include the name and address of, and the certificates issued by the Trusts to, every Unitholder of the Trusts. Such books and records shall be open to inspection by any Unitholder at all reasonable times during the usual business hours. The Trustee shall make such annual or other reports as may from time to time be required under any applicable state or Federal statute, rule or regulation. The Trustee is required to keep a certified copy or duplicate original of the Trust Agreement on file in its office available for inspection at all reasonable times during the usual business hours by any Unitholder, together with a current list of the bonds held in the Trusts.

   Under the Trust Agreement, the Trustee or any successor trustee may resign and be discharged of the trusts created by the Trust Agreement by executing an instrument in writing and filing the same with the Sponsor. The Trustee or successor trustee must mail a copy of the notice of resignation to all Unitholders then of record, not less than 60 days before the date specified in such notice when such resignation is to take effect. The Sponsor upon receiving notice of such resignation is obligated to appoint a successor trustee promptly. If, upon such resignation, no successor trustee has been appointed and has accepted the appointment within 30 days after notification, the retiring Trustee may apply to a court of competent jurisdiction for the appointment of a successor. The Sponsor may remove the Trustee and appoint a successor trustee as provided in the Trust Agreement at any time with or without cause. Notice of such removal and appointment shall be mailed to each Unitholder by the Sponsor. Upon execution of a written acceptance of such appointment by such successor trustee, all the rights, powers, duties and obligations of the original trustee shall vest in the successor. The resignation or removal of a Trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee. Any corporation into which a Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which a Trustee shall be a party, shall be the successor trustee. The Trustee must be a banking corporation organized under the laws of the United States or any state and having at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.

                       Termination of the Trust Agreement

   A Trust may be terminated at any time by consent of Unitholders of 51% of the Units of such Trust then outstanding (or with respect to Van Kampen Unit Trusts, Municipal Series 654 and subsequent series, by consent of Unitholders of 75% of the Units of such Trust then outstanding) or by the Trustee when the value of such Trust, as shown by any semi-annual evaluation, is less than 20% of the original principal amount of bonds. A Trust will be liquidated by the Trustee in the event that a sufficient number of Units not yet sold are tendered for redemption by the Underwriters, including the Sponsor, so that the net worth of such Trust would be reduced to less than 40% of the initial principal amount of such Trust. If a Trust is liquidated because of the redemption of unsold Units by the Underwriters, the Sponsor will refund to each purchaser of Units the entire sales charge paid by such purchaser. The Trust Agreement provides that each Trust shall terminate upon the redemption, sale or other disposition of the last bond held in such Trust, but in no event shall it continue beyond the end of the year preceding the fiftieth anniversary of the Trust Agreement in the case of an IM-IT, Investment Grade Municipal, IM-IT Discount, a U.S. Territorial IM-IT, a Long-Term State or a National Quality Trust, or beyond the end of the year preceding the twentieth anniversary of the Trust Agreement in the case of Strategic Municipal, IM-IT Limited Maturity, IM-IT Intermediate, State Intermediate Laddered Maturity and IM-IT Short Intermediate Trusts. In the event of termination of any Trust, written notice thereof will be sent by the Trustee to each Unitholder of such Trust at his address appearing on the registration books of the Fund maintained by the Trustee. Within a reasonable time thereafter the Trustee shall liquidate any bond then held in such Trust and shall deduct from the funds of such Trust any accrued costs, expenses or indemnities provided by the Trust Agreement, including estimated compensation of the Trustee and costs of liquidation and any amounts required as a reserve to provide for payment of any applicable taxes or other government charges. The sale of bonds in the Trust upon termination may result in a lower amount than might otherwise be realized if such sale were not required at such time. For this reason, among others, the amount realized by a Unitholder upon termination may be less than the principal amount or par amount of bonds represented by the Units held by such Unitholder. The Trustee shall then distribute to each Unitholder his share of the balance of the Interest and Principal Accounts. With such distribution the Unitholder shall be furnished a final distribution statement of the amount distributable. At such time as the Trustee in its sole discretion shall determine that any amounts held in reserve are no longer necessary, it shall make distribution thereof to Unitholders in the same manner.

   Notwithstanding the foregoing, in connection with final distributions to Unitholders of an Insured Trust, it should be noted that because the portfolio insurance obtained by an Insured Trust is applicable only while bonds so insured are held by such Trust, the price to be received by such Trust upon the disposition of any such bond which is in default, by reason of nonpayment of principal or interest, will not reflect any value based on such insurance. Therefore, in connection with any liquidation, it shall not be necessary for the Trustee to, and the Trustee does not currently intend to, dispose of any bond or bonds if retention of such bond or bonds, until due, shall be deemed to be in the best interest of Unitholders, including, but not limited to, situations in which a bond or bonds so insured have deteriorated market prices resulting from a significant risk of default. Since the Preinsured Bonds will reflect the value of the related insurance, it is the present intention of the Sponsor not to direct the Trustee to hold any of such Preinsured Bonds after the date of termination. All proceeds received, less applicable expenses, from insurance on defaulted bonds not disposed of at the date of termination will ultimately be distributed to Unitholders of record as of such date of termination as soon as practicable after the date such defaulted bond or bonds become due and applicable insurance proceeds have been received by the Trustee.

                             Description of Ratings

   Standard & Poor's, A Division of the McGraw-Hill Companies. A Standard & Poor's municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt bond. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers or lessees.

   The bond rating is not a recommendation to purchase or sell a security, inasmuch as it does not comment as to market price. The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information.

   The ratings are based, in varying degrees, on the following considerations:

     I. Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation.

     II.  Nature of and provisions of the obligation.

     III. Protection afforded by, and relative position of, the bond in the event of bankruptcy, reorganization or other arrangements under the laws of bankruptcy and other laws affecting creditors' rights.

   AAA--This is the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

   AA--An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

   A--An obligation rated "A" is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

   BBB--An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

   Plus (+) or Minus (-): The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

   Provisional Ratings: A provisional rating ("p") assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgement with respect to such likelihood and risk.

   Moody's Investors Service, Inc. A brief description of the applicable Moody's rating symbols and their meanings follows:

   Aaa--Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

   A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

   Baa--Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Moody's(R) applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                              Arizona Risk Factors

   Economic Condition and Outlook. Arizona's economy is projected to grow at a faster rate than the nation in fiscal year 2006 and 2007, according to the forecast update of the Arizona Department of Economic Security, Research Administration. Non-farm jobs in the Grand Canyon State are forecast to increase at a rate of 4.90% in 2006 and then slow to 4.00% in 2007. Over the two-year period, non-farm job growth is projected to add nearly 228,000 jobs in Arizona. Meanwhile, according to the most recent figures by Global Insight, the U.S. economy is forecast to have a slower pace of employment expansion, growing at a rate of 1.40% in 2006 and 1.10% in 2007.

   Non-farm payroll job data for July 2006, reported by the Bureau of Labor Statistics, showed Arizona as the second fastest growing state (4.80%) over the previous 12 months. Additionally, this report showed Arizona was ranked fourth in terms of the number of jobs added since July 2005. Population growth is a strong contributor to the State's faster-than-national pace of expansion.

   In this updated forecast, job growth is projected in ten of eleven major industry groups, with information as the only industry slipping back into continuing job losses. The top five industries with the largest projected job gains are professional and business services, construction, trade, transportation and utilities, educational and health services, and leisure and hospitality.

   Among Arizona's major industries, natural resources and mining is projected to have the fastest percentage growth at 28.50% in the forecast period. Professional and business services will grow at 15.20% during the same time period and will add over 58,000 jobs. Construction is forecast to continue its expansion by growing 17.60% in 2006 and 2007. Financial activities (growing at 8.80%) and education and health services (8.20%) round out Arizona's top five expanding industries during the forecast period.

   Arizona factories are projected to add 6,400 jobs for a growth rate of 3.50% over the forecast period. Recent declines in the number of orders for new manufactured goods at the national level contributed to the downward revision of manufacturing job growth in the state. For example, the slowdown in the housing market has been impacting manufacturing orders.

   Construction, one of the most rapidly growing industries, is forecast to increase employment by more than 40,000 jobs. Even with a cooling housing market, nonresidential construction continues to add jobs. However, higher costs and fewer projects are expected to slow the industry to a 6.50% rate of expansion in 2007.

   Natural resources and mining, unlike all other industry groups, is projected to accelerate as new Arizona based mining operations are completed and existing facilities are expanded. Industrial output across the globe, including East Asia, North America and Europe, has increased the demand for many mined nonmetallic and metallic ores including copper. The rising demand and price has provided the incentive to many Arizona mining firms to increase their capacity to extract and process copper and other metallic ores. Publicly stated employment announcements by Arizona employers in the industry account for most of the increase for this industry. This industry is forecast to add 1,000 jobs in 2007.

   Trade, transportation and utilities is forecast to have an increase of almost 40,000 jobs. Slower growth in consumer spending, due mostly from higher energy costs and sustained higher interest rates, will dampen job growth in this industry. In addition, heightened concerns over safety and costs are expected to weaken the air transportation sector.

   Information is projected to lose slightly more than 1,000 jobs. Projected job losses are the result of continuing consolidation, outsourcing and automation.

   Financial activities is forecast to add almost 16,000 jobs. Due to higher interest rates on mortgages and other customer and business loan products, growth is anticipated, although at a lower rate. This industry is nevertheless forecast to grow at 3.80% in 2007.

   Professional and business services sectors is forecast to have strong labor demand over the next two years, growing by 7.10% in 2007. Since this industry is a major resource for the rest of the economy, it will follow the overall economic trend.

   Education and health services is projected to show an increase of 23,000 jobs. Arizona's population is expected to grow at more than 2.5 times the rate of population growth for the rest of the U.S. for the same period, providing strength in this industry. Faster than national population growth in Arizona is driving the expansion in this industry.

   Leisure and hospitality is projected to add almost 21,000 jobs over the 2006-07 period. Growth in this industry will be sustained by a growing economy. Sustained high fuel prices and greater air travel restrictions are expected to dampen some related tourist demand. Arizona activity is expected to be supported by domestic (local and U.S.) demand as an option to consumers traveling abroad.

   Other services is forecast to follow the general trend of the overall economy and add almost 8,000 jobs. Government is forecast to maintain its previously projected rate and have a gain of almost 16,000 jobs. Arizona's forecast update shows continued, yet slowing, growth through 2006-07. Nevertheless, Arizona's job growth is expected to outpace the nation. This update includes an expectation of a slower second half of 2006, with further slowing in 2007. Ten of eleven major industries are predicted to add jobs in both 2006 and 2007. The greatest number of jobs will be added in professional and business services, while the fastest pace of growth among industries is expected in natural resources and mining. Arizona's economy remains generally strong, but the weakness forecast in job growth for 2006-07 is expected to be most evident in sectors closely associated with consumer spending and in housing.

   Major Initiatives. The governor of Arizona's fiscal year 2006 budget establishes key principles for nurturing Arizona's fiscal and human resources so that it is possible to compete in the 21st century economy. It recognizes that;
(1) children are better able to develop and succeed if they are healthy; (2) families are strengthened when the children of working parents are in safe daytime environments; (3) Arizona must have a superior education system that offers each child the best chance to determine his or her path to growth and achievement; (4) our natural resources are not only a State treasure; they also contribute to a vibrant educational system and economy; and (5) public safety must be strengthened by recruiting and retaining the highest quality law enforcement and correctional officers.

   Effectively managed and maximized through targeted initiatives, these factors will combine to produce a world-class economy in Arizona for years to come.

   Department of Economic Security. The fiscal year 2006 budget provided $11.200 million for the day care subsidy for child care caseload growth. This amount was sufficient to fund the new priority of ensuring that there was no need to institute a waiting list for child care services for the entire fiscal year. Child care subsidies are available for low-income families, families on cash assistance, families leaving cash assistance, and families in the Child Protective Services (CPS) system.

   Healthy Families. The fiscal year 2006 budget provided $13.750 million for the Healthy Families Program. In order to continue the advances made by the CPS since 2003, an additional $8.800 million is provided to fund 173.9 caseworkers for families with children in need.

   Arizona Health Care Cost Containment System (AHCCCS). The fiscal year 2006 budget included $12.200 million to increase inpatient reimbursement rates for qualifying rural hospitals. It also shortens the redetermination period from twelve to six months for most AHCCCS clients. This change was expected to reduce the AHCCCS client rolls, as many clients will no longer qualify for the program.

   Full Day Kindergarten. The fiscal year 2006 budget provided $17.000 million for the expansion of voluntary full day kindergarten from 136 schools to 282 schools serving approximately 24,000 students.

   AIMS Intervention. High school students are required to pass the AIMS test in order to graduate beginning fiscal year 2006. In order to best prepare these students; the fiscal year 2006 budget includes $5.000 million for expanded AIMS tutoring.

   Community Colleges. The fiscal year 2006 budget fully funded the Operating, Capital Outlay, and Equalization Aid funding formulas. Arizona's two year community colleges provide high school graduates with a variety of educational opportunities needed to allow these graduates to participate in Arizona's and the nation's new economy.

   Universities. A top-notch university system allows each person and business in Arizona to be a world-class competitor. Recognizing this, the fiscal year 2006 budget provides approximately $22.000 million to fund the fiscal year 2006 enrollment growth at the three State universities. Additionally, Arizona State University received $1.000 million to create the Department of Biomedical Informatics. Finally, the University of Arizona received $6.000 million for the Phoenix Medical Campus.

   The University of Arizona and Arizona State University began staffing and renovations for the new Phoenix Medical Campus, including the new Phoenix Campus of the University of Arizona Medical School. The first students are expected in July 2007. Also, during fiscal year 2006, ASU became the largest University in the country.

   Environmental stewardship is necessary for maintaining Arizona's natural beauty and for enhancing the State's economic development.

   Water. The fiscal year 2006 budget includes an increase of $1.900 million to restore budget cuts made to the Department of Water Resources in previous budget years. The approved budget also provides an additional $1.400 million for Rural Water Studies to assess local water use needs and to develop plans for sustainable future water supplies in rural areas outside the state's Active Management Areas.

   Forest Fires. The drought has been a contributing factor in the forest fires that ravaged parts of the State in recent years. One response to those fires was to use crews of properly supervised inmates to help with fuel treatment and fire suppression in and around communities at risk. The fiscal year 2005 Budget increased to 12 the number of crews, and this year's budget provides for three additional inmate fire crews consisting of 75 people. Additionally, the Budget provides an increase of $1.200 million for firefighting training for the 15 inmate crews.

   Trust Lands. Finally, a direct link can be drawn between the activities of the Land Department and the beneficiaries of the State Land Trust, particularly as it pertains to K-12 education. To maximize the earnings from the sale and lease of State lands, the Land Department needs sufficient resources for planning and other preparatory work. The fiscal year 2006 budget provides $3.000 million for the Land Department to carry out this mission.

   Arizona 21st Century Competitive Initiative Fund. The fiscal year 2006 budget established the 21st Century Competitive Initiative Fund and provided $35.000 million from the General Fund in seed money for this program. Under the Commerce and Economic Development Commission of the Department of Commerce, the 21st Century Competitive Initiative Fund will work to build, strengthen and promote medical, scientific and engineering research programs and infrastructure in areas of greatest strategic value to Arizona's competitiveness in the global economy with an emphasis in bioscience. The funds are to be used to attract world-class researchers to Arizona and support research into new products and technologies that can be commercialized and brought to the market.

   General Fund. The General Fund ended the June 30, 2006, fiscal year with $1.4 billion in unreserved fund balance and a $831.332 million reserved fund balance for a total fund balance of $2.3 billion. This compares to the previous year's total fund balance of $1.3 billion. Included in the $831.332 million reserved fund balance is $651.020 million for the Budget Stabilization Fund. The Budget Stabilization Fund is a form of Rainy Day Fund established by the Legislature in 1991.

   Cash Management. The responsibility for cash management of the State is shared by the Office of the Treasurer (Treasurer) and the General Accounting Office of the Department of Administration, Financial Services Division (GAO). The Treasurer is responsible for the depository, custodial and investment functions of cash. The GAO is responsible for drawing down monies available for State functions and the expenditure or disbursement of those monies. The State requires that Treasurer's deposits and investments with financial institutions be entirely covered by Federal depository insurance or alternatively collateralized with surety equal to 102% of the deposit or investment. Component units may have collateralization policies that differ from those of the Treasurer. The Legislature has passed statutes authorizing State investments. The Treasurer deposits receipts in accordance with applicable statutes and invests excess cash of the General Fund and various other funds. All interest, not otherwise apportioned by law, is deposited in the General Fund.

   Budgetary Controls. Budgetary control is maintained through legislative appropriation and the executive branch allotment process. The Governor is required to submit an annual budget to the Legislature. The budget is legally required to be adopted through passage of appropriation bills by the Legislature and approval by the Governor. The appropriated funds are controlled by the executive branch through an allotment process. This process allocates the appropriation into quarterly allotments by legal appropriation level. The State also maintains an encumbrance accounting system to further enhance budgetary control. Encumbered amounts generally lapse as of the end of the fiscal year, with the exception of capital outlay items. Capital outlay appropriations and their encumbrances continue from year to year. The State's budgetary policies are explained in detail in the Required Supplementary Information (RSI).

   The State is responsible for establishing and maintaining an internal control structure designed to ensure that the assets of the State are protected from loss, theft or misuse and to ensure that adequate accounting data are compiled to allow for the preparation of financial statements in conformity with U.S. generally accepted accounting principles. Internal accounting controls are designed to provide reasonable, but not absolute, assurance that these objectives are met. The concept of reasonable assurance recognizes that: (1) the cost of a control should not exceed the benefits likely to be derived and (2) the valuation of costs and benefits requires estimates and judgments by management. In the opinion of management, the State's internal controls are adequate to provide reasonable assurance that these objectives are met.

   Risk Management. The State purchases property and liability coverage whenever available on reasonable terms. The State is insured by an approved property insurer for claims in excess of $3.500 million, but less than $450.000 million, and liability claims in excess of $2.000 million for the Universities and the School for the Deaf and Blind and $7.000 million for all other state agencies, but less than $100.000 million. The State also maintains first dollar aircraft liability, hull, and airport liability coverage up to $200.000 million. Other purchased coverages include fidelity, foreign liability, medical malpractice (limited to the University of Arizona's medical professional staff), nuclear property, nuclear liability, and employment practices. The State's self-insurance fund provides property and liability coverage for claims less than or in excess of this coverage, or whenever coverage, such as workers' compensation and medical malpractice for non-University of Arizona professional staff, is unavailable on reasonable terms.

   The State pays self-insurance losses, defense costs, premiums and administrative costs from an appropriated fund which all of the State's agencies participate in. Total costs (excluding the cost of administering the program) have risen from approximately $15.300 million in fiscal year 1988 to approximately $79.900 million in fiscal year 2006. Yearly appropriations have also increased from approximately $27.700 million in fiscal year 1988 to approximately $85.700 million in fiscal year 2006 to meet rising losses and claims-related expenses. Annual funding is established for expected paid claims. The accrued insurance losses are not considered when determining funding for each fiscal year.

   Ratings. As of August 2007, Arizona was assigned an issuer credit rating of AA by Standard & Poor's Ratings Services and Aa3 by Moody's Investor's Service. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Arizona issuers may be unrelated to the creditworthiness of obligations issued by the State of Arizona, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the Arizona IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the Arizona IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the Arizona IM-IT to pay interest on or principal of such bonds.

   The Arizona IM-IT is susceptible to political, economic or regulatory factors affecting issuers of Arizona municipal obligations (the "Arizona Municipal Obligations"). These include the possible adverse effects of certain Arizona constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Arizona and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in Arizona or contained in Official Statements for various Arizona Municipal Obligations.

                              Arkansas Risk Factors

   General. Originally part of the Louisiana Purchase of 1803, Arkansas was organized into a territory in 1819 with the same northern, eastern, and southern borders it shares today. In 1836 Arkansas became the 25th state of the United States with a new border on the west. It stands as the 26th state in size with an area of 53,225 square miles. Arkansas has grown from vast wild wilderness to a thriving state with a population of 2.8 million and industries ranging from agriculture to technology to commerce.

   The Constitution of Arkansas provides for three distinct departments. The executive department of Arkansas state government is comprised of the Governor, Lieutenant Governor, Attorney General, Secretary of State, State Treasure, State Auditor, and State Land Commissioner, all of whom are elected by statewide vote every four years. The legislative department is compromised of 35 state Senators and 100 state Representatives. Known collectively as The General Assembly, the Senators and Representatives begin the Legislative Session in January of every odd year. The judicial department is compromised of three levels of courts. They are: the Appellate Courts, which are the Supreme Court and the Court of Appeals, the Circuit Courts, and the District Courts.

   Economic Outlook. Arkansas is a noted leader in the South for its favorable business climate and low cost of doing business. The average cost of living for all of Arkansas' Metropolitan Statistical Areas is consistently below the national average. Businesses also enjoy low tax obligations through a variety of incentives, exemptions, credits and refunds. Targeted business incentives provide start-up companies a 33 percent transferable income tax credit for research and development, a 10 percent payroll tax credit for up to 5 years, and sales and use tax refunds for equipment and building materials. Targeted businesses are those that grow knowledge-based business from the intellectual property generated by Arkansas' research universities.

   In fiscal year 2006, wage and salary employment in Arkansas rose to 1,185,884 jobs. This represented an increase of 17,900 jobs or 1.5 percent compared to fiscal year 2005. In fiscal year 2007, wage and salary employment is expected to reach 1,198,403 jobs. This represents an increase of 12,519 jobs or 1.1 percent from fiscal year 2006. During the past 5 years unemployment in Arkansas has consistently been below the national average.

   In fiscal year 2006, actual net available general revenues collected totaled $4,227.8 million, of which $3,825.1 million was distributed to state agencies and a $402.7 million surplus was deposited to the Arkansas General Revenue Allotment Reserve Fund. This amount is $195.1 million or 5.4 percent above the net available collections of fiscal year 2005. The general revenue distribution included a one-time transfer of $18.2 million from the Arkansas Property Tax Relief Trust Fund. Collections for fiscal year 2007 are estimated at $4,293.1 million, with distribution to state agencies of $4,058.6 million, an increase of $233.6 million or 6.1 percent over fiscal year 2006. This would leave an estimated $234.5 million to be deposited to the Arkansas General Revenue Allotment Reserve Fund. The net available general revenues distributed for fiscal year 2007 are estimated to include $22.0 million from the Arkansas Property Tax Relief Trust Fund and $34.0 million from the Arkansas Revenue Allotment Reserve Fund.

   Major Initiatives. The Arkansas State Highway and Transportation Department maintained over 16,000 miles of highways and completed construction projects such as simple resurfacing of existing highways, replacing bridges, adding passing lanes, and building new roads during fiscal year 2006. As a result of the projects over half of Arkansas' interstate system has been rehabilitated and 72 percent of Arkansas' interstates have been rated "good."

   In July 2005, the National Governors' Association awarded the Arkansas Department of Education a $2 million matching grant for the implementation of a new high school curriculum. Arkansas' new rigorous curriculum is known as Smart Core and beginning with the Class of 2010 all students will be required to participate in Smart Core. In early 2006, Achieve, Inc., a non-partisan, national organization, recognized Arkansas as being the first state in the nation to require a rigorous course of study for high school graduation.

   Act 1954 of 2005 merged the Arkansas Department of Health with the Arkansas Department of Human Services effective August 12, 2005. The consolidation of the two departments created the largest state agency in Arkansas and is expected to increase efficiency and eliminate some costs.

   Revenues and Expenditures. Deficit spending has been prohibited by statute in Arkansas since 1945. The Revenue Stabilization Act controls spending by state agencies and prohibits deficit spending. The Revenue Stabilization Act requires that, before any state spending can take place, the Arkansas General Assembly must make an appropriation and funds must be available in the fund from which the appropriation has been made. The state is prohibited from borrowing money to put into any state fund from which appropriations can be paid.

   Act 750 of 1973, as amended, established Arkansas' Revenue Stabilization Law. This law and related legislation govern the administration and distribution of state revenues. Pursuant to the Stabilization Law, all general and special revenues are deposited into the Arkansas General Revenue Allotment Account and the Arkansas Special Revenue Allotment Account according to the type of revenue being deposited. From the General Revenue Allotment Account, 3% of all revenues are first distributed to the Constitutional Officers Fund and the Central Services Fund to provide support for the states' elected officials and their staffs and the Department of Finance and Administration.

   The balance, net of income tax refunds, is then distributed to separate funds proportionately as established by the Stabilization Law. From the Arkansas Special Revenue Fund, 3% of all special revenues collected by the Department of Finance and Administration and 1.5% of all special revenues collected by other agencies are first distributed to provide support for the state's elected officials, their staffs, and DFA. The balance is then distributed to the funds for which the special revenues were collected. Special revenues, which are primarily user taxes, are generally earmarked for the program or agency providing the related services. General revenues are transformed into funds established and maintained by the treasurer for major programs and agencies of the state in accordance with fund priorities established by the Arkansas General Assembly.

   According to the Stabilization Law, the Arkansas General Assembly establishes three levels of priority for general revenue spending, levels "A," "B," and "C." Successive levels of appropriations are funded only in the event sufficient revenues have been generated to fully fund any prior level. Accordingly, appropriations made to programs and agencies are only maximum authorizations to spend. Actual expenditures are limited to the lesser of (1) moneys flowing to a program or agencies' fund maintained by the treasurer or (2) the maximum appropriation by the Arkansas General Assembly. Because state revenues are not collected throughout the year in a pattern consistent with program and agency expenditures, a budget revolving fund, which receives interest earnings for Arkansas fund investments, has been established and is utilized to assure proper cash flow during any period.

   Debt Management. The Constitution of the State of Arkansas does not limit the amount of general obligation bonds, which may be issued by the state; however, no such bonds may be issued unless approved by the voters of the state at a general election or special election held for that purpose. Although the State of Arkansas defaulted on some of its general obligation debt during the depression in the late 1930s, it has not failed to pay the principal and interest on any of its general obligations when due since that time.

   Act 496 of 1981, as amended, the Arkansas Water Resources Development Act of 1981 ("Act 496"), authorizes the issuance of Arkansas Water Resources Development General Obligation Bonds by the State of Arkansas, acting by and through the Arkansas Soil and Water Conservation Commission. The issuance of bonds pursuant to Act 496 was approved by the electors of the state at the general election on November 2, 1982. The total principal amount of bonds issued during any fiscal biennium may not exceed $15 million, and the total principal of all bonds issued under Act 496 may not exceed $100 million. All bonds to be issued under Act 496 shall be direct general obligations of the state, the principal and interest of which are payable from the general revenues of the state. No bonds were issued under this act in fiscal year 2006.

   Act 686 of 1987, the Arkansas Waste Disposal and Pollution Abatement Facilities Financing Act of 1987 ("Act 686"), authorizes the issuance of Arkansas Waste Disposal and Pollution Abatement Facilities General Obligation Bonds by the State of Arkansas, acting by and through the Arkansas Soil and Water Conservation Commission. The issuance of bonds pursuant to Act 686 was approved by the electors of the state at the general election on November 8, 1988. The total principal amount of bonds issued during any fiscal biennium may not exceed $50 million, and the total principal of all bonds issued under Act 686 may not exceed $250 million. All bonds to be issued under Act 686 shall be direct general obligations of the state, the principal and interest of which are payable from the general revenues of the state. Arkansas did not issue any bonds under Act 686 in fiscal year 2006.

   Act 683 of 1989, the Arkansas College Savings Bond Act of 1989 ("Act 683"), authorizes the issuance of Arkansas College Savings General Obligation Bonds by the State of Arkansas, acting by and through the Arkansas Development Finance Authority. The issuance of bonds pursuant to Act 683 was approved by the electors of the state at the general election on November 6, 1990. The total principal amount of bonds issued during any fiscal biennium may not exceed $100 million, and the total principal of all bonds issued under Act 683 may not exceed $300 million. All bonds to be issued under Act 683 shall be direct general obligations of the state, the principal and interest of which are payable from the general revenues of the state. No bonds were issued under Act 683 during the 2006 fiscal year.

   Counties and municipalities may issue general obligation bonds (pledging an ad valorem tax), special obligation bonds (pledging other specific tax revenues) and revenue bonds (pledging only specific revenues from sources other than tax revenues). School districts may issue general obligation bonds (pledging ad valorem taxes). Revenue bonds may also be issued by agencies and instrumentalities of counties, municipalities and the State of Arkansas but, as in all cases of revenue bonds, neither the full faith and credit nor the taxing power of the State of Arkansas or any municipality or county thereof is pledged to the repayment of those bonds. Revenue bonds can be issued only for public purposes, including, but not limited to, industry, housing, health care facilities, airports, port facilities and water and sewer projects.

   In November 2004, Arkansas voters approved an amendment to the Arkansas Constitution to allow the state to issue general obligation bonds for projects that create 500 jobs and have an investment of $500 million. Bond issuance is limited to 5 percent of state general revenues during the most recent year, which currently would allow an issuance of approximately $223 million in bonds. Changes to legislation governing threshold limits and allowing the director the discretion to increase incentives in highly competitive situations by approving rebates have provided Arkansas additional tools to attract industry.

   Arkansas only engaged in one significant bond issues during fiscal year 2006, the Arkansas Natural Resources Commission issued $44 million of Pollution Revenue Bonds. The total outstanding general obligation bonded indebtedness, including special obligation and other debt instruments, of the governmental fund types of Arkansas as of June 30, 2006, was approximately $900 million. Arkansas had approximately $112 million in debt service funds as of June 30, 2006 so Arkansas' net bonded debt was $788,716 million.

   Ratings. As of August 2007, all outstanding general obligation bonds of the State of Arkansas are rated AA by Standard & Poor's Ratings Services and Aa2 by Moody's Investors Service, Inc. Any explanation concerning the significance of such ratings must be obtained from the rating agency. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Arkansas issuers may be unrelated to the creditworthiness of obligations issued by the State of Arkansas, and there is no obligation on the part of the state to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the Arkansas IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the state and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the Arkansas IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the Arkansas IM-IT to pay interest on or principal of such bonds.

   The Arkansas IM-IT is susceptible to political, economic or regulatory factors affecting issuers of Arkansas municipal obligations (the "Arkansas Municipal Obligations"). These include the possible adverse effects of certain Arkansas constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Arkansas and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various state and local agencies in Arkansas or contained in Official Statements for various Arkansas Municipal Obligations.

                             California Risk Factors

   Economic Outlook. As of the end of 2006, the slowdown in real estate was a damper on the economy but did not stall growth. In the first six months of the 2006-07 fiscal year, employment growth in California was moderate. A continued weakness in real estate-related employment was offset by expansion in the service sector. Jobs in professional and business services, educational and health services, and leisure and hospitality services have all grown at annualized rates of over 3%. Overall, employment is growing at an annualized rate of 1.4%, weaker than the 1.7% of last fiscal year but enough to hold the California unemployment rate to 4.8% in December 2006. One hopeful sign is that construction employment in January 2007 actually grew by 4,700 jobs.

   Personal income in the first quarter of the 2006-07 fiscal year grew at an annualized rate of 4.9%, which is lower than the 6.6% of the prior fiscal year but still a respectable rate of growth. Recently, corporate profits have been stronger than expected. The Wall Street Journal reported that profits for companies in the Standard & Poor's 500 Index rose almost 20% in the third quarter of 2006. These healthy profits helped fuel a surge in the stock market in the last half of 2006. Solid employment growth in the nation (206,000 jobs were added in December 2006) indicates that the nation's employers are expecting growth to continue into 2007.

   The California Legislative Analyst's budget forecast assumes that the slowdown of U.S. and California economic expansion in 2006 will last through the first half of 2007, before stabilizing real estate markets provide support for an upturn beginning in the second half of the year. Based on an annual average, the forecast has the U.S. gross domestic product growth slowing from 3.3% in 2006 to 2.4% in 2007 before increasing to 2.9% in 2008. In California, wage and salary employment growth is projected to slow from 1.8% in 2006 to 1.2% in 2007, before rebounding to 1.6% in 2008.

   Net Assets. The primary government's net assets as of June 30, 2006, were $48.6 billion. After the total net assets are reduced by $84.3 billion for investment in capital assets (net of related debt) and by $17.2 billion for restricted net assets, the resulting unrestricted net assets were a negative $52.9 billion. Restricted net assets are dedicated for specified uses and are not available to fund current activities. More than half of the negative $52.9 billion consists of $32.2 billion in outstanding bonded debt issued to build capital assets for school districts and other local governmental entities. The bonded debt reduces the unrestricted net assets; however, local governments, instead of the State, record the capital assets that would offset this reduction.

   Changes in Net Assets. The primary government's total net assets increased by $4.3 billion (9.7%) during the year ended June 30, 2006. Net assets of governmental activities increased by $2.7 billion (7.7%), while net assets of business-type activities increased by $1.6 billion (16.9%).

   The big economic news in California and nationally was the impact of increases in interest rates and oil prices. The Federal Open Market Committee raised short-term interest rates by one-quarter of one percent at each of its eight meetings between July 2005 and June 2006, for a total of two percentage points. The federal funds rate increased from 3.25% to 5.25% and the discount rate increased from 4.25% to 6.25%. The federal funds rate is the interest rate at which depository institutions lend balances at the Federal Reserve Bank to other depositories overnight. Oil prices increased over 30% during the 2005-06 fiscal year. The impact of both the interest rate increase and the oil price increase resulted in a slowing of the economy, but the slowdown was not as severe as some had predicted. Although short-term interest rates rose by two percentage points during the 2005-06 fiscal year, mortgage rates rose more slowly, by only one percentage point. The real estate market took the brunt of the economic slowdown. In June 2005, residential real estate sales had reached an all-time high in California, but by June 2006, sales were down 21%. Home prices continued to increase during the 2005-06 fiscal year, but by only 7.4% over the prior year, the smallest annual increase since October 2001. Residential construction permits reached a fiscal year peak of 275,000 units (seasonally adjusted annual rate) in September 2005, but declined 25% by June 2006. Employment in California was also affected by the real estate slowdown. From June 2005 through December 2005, construction jobs increased by 34,000, but these jobs increased by only 8,100 during the first six months of 2006. Although decreased construction and manufacturing activity associated with residential real estate slowed the economy, it did not halt growth in service jobs. From January through June 2006, service sector jobs grew at an annualized rate of 1.7%. Personal income growth for the fiscal year was strong, a 6.6% increase from the prior year, with most of the growth occurring in the first three quarters of the fiscal year. However, personal income growth slowed to an annualized rate of 2% by the final quarter of the 2005-06 fiscal year.

   As 2007 begins, economic forecasters are focusing on the soft real estate market. In December 2006, residential sales in California were down 22.2% from last December. Interestingly, the statewide median price paid for California housing was 3.5% higher in December 2005. However, some areas of the State are seeing price declines. San Diego is the largest county to experience a significant price decline, 6.4% from last year, and is being closely watched as a trendsetter. In a joint study by DataQuick and the California Association of Realtors, 53% of the 364 cities studied showed a price decline in housing. Building permits for residential units, a sign of future construction levels, were issued at an annualized rate of 134,000 units in December 2006; this is less than half the rate of the September 2005 peak. There is concern that the real estate slump could spill over to the rest of the economy, but so far the impact on other sectors has been limited and there are signs that the real estate slowdown is leveling out.

   Infrastructure Planning. In May 2006, the California Legislature approved a $115.8 billion Strategic Growth Plan package that included $37.3 billion in new general obligation bonds that were approved by California's voters in the November 2006 election, $50.1 billion in existing funding, and $28.4 billion in new leveraged funding sources. Voters also approved a $5.4 billion bond initiative for natural resources protections, water, and parks. The 2007-08 governor's budget proposes appropriation of $13.7 billion to commence infrastructure building for California's future generations. The governor's budget for the 2007-08 fiscal year seeks additional bond funding to complete critical infrastructure building from now until 2016.

   Budget Outlook. The 2006 Budget Act was enacted on June 30, 2006, and authorizes total spending of $131.4 billion: $101.3 billion from the general fund, $26.6 billion from special funds, and $3.5 billion from bond funds. Total general fund resources and expenditures in this budget are projected to be $103.4 billion and $101.3 billion, respectively. The budget included funds to repay moneys borrowed from local governments, pre-pay long term debt, and make the first deposit in the budget stabilization account authorized by California voters in 2004. As planned, on August 2, 2006, the State repaid $440 million in transportation funds to California's cities and counties, moneys that had been borrowed by the general fund during the 2003-04 and 2004-05 fiscal years. These funds are used by local governments for traffic congestion relief. Also as budgeted, on September 20, 2006, the Controller made the first transfer to the budget stabilization account, in the amount of $944 million. Half of this amount remains in the account and the other half will be applied toward early repayment of economic recovery bonds issued in 2004.

   The governor's budget for the 2007-08 fiscal year, released on January 10, 2007, seeks total spending of $143.4 billion: $103.1 billion from the general fund, $27.7 billion from special funds, and $12.6 billion from bond funds. The proposed 2007-08 general fund expenditures represent a $1.8 billion increase over the 2006-07 enacted budget amounts. Total spending from the general fund and special funds is $2.9 billion higher than 2006-07 fiscal year spending estimates. The governor's budget also proposes to limit general fund spending to the amount of revenues California will collect, except that it will also use $840 million available from prior years to prepay debt. Major general fund spending beyond annual program operations includes prepayments and repayments of prior obligations, including $1.6 billion in prepayment of economic recovery bonds and repayment of $88 million in other budgetary debt. The budget also proposes to transfer $1.0 billion to the budget stabilization account, the State's rainy-day reserve authorized by California voters via Proposition 58. The California Legislative Analyst's Office, California's nonpartisan fiscal and policy advisor, estimates that if the governor's budget were fully adopted, the State would end the 2007-08 fiscal year with a deficit of $726 million. The deficit would result from an operating shortfall of $2.6 billion, which would be only partially offset by the $1.9 billion reserve estimated to be available at the end of 2006-07. Decreased personal income taxes and less revenue from tribal gaming pacts and pension obligations bonds are expected to result in $2.0 billion less revenue from the current year and the budget year. The California Legislative Analyst's Office also cites significant risks and budget pressures from possible legal issues related to education spending proposals, unresolved court cases, and increased healthcare costs.

   Debt Administration. At June 30, 2006, the primary government had total bonded debt outstanding of $79.1 billion. Of this amount, $49.0 billion (61.9%) represents general obligation bonds, which are backed by the full faith and credit of the State. Included in the $49.0 billion of general obligation bonds are $9.9 billion of economic recovery bonds that are secured by a pledge of revenues derived from dedicated sales and use taxes. The current portion of general obligation bonds outstanding is $1.9 billion and the long-term portion is $47.1 billion. The remaining $30.1 billion (38.1%) of bonded debt outstanding represents revenue bonds, which are secured solely by specified revenue sources. The current portion of revenue bonds outstanding is $1.0 billion and the long-term portion is $29.1 billion. The primary government's total long-term obligations remained relatively unchanged during the year ended June 30, 2006. The largest change in governmental activities' long-term obligations is an increase of $2.8 billion in the Proposition 98 minimum funding guarantee related to a settlement reached with the California Teachers' Association.

   Budgetary Control. California's annual budget is prepared primarily on a modified accrual basis for governmental funds. The Governor recommends a budget for approval by the California Legislature each year. This recommended budget includes estimated revenues; however, revenues are not included in the annual budget bill adopted by the California Legislature. Under state law, the State cannot adopt a spending plan that exceeds estimated revenues. Under the State Constitution, money may be drawn from the treasury only through a legal appropriation. The appropriations contained in the Budget Act, as approved by the California Legislature and signed by the Governor, are the primary sources of annual expenditure authorizations and establish the legal level of control for the annual operating budget. The budget can be amended throughout the year by special legislative action, budget revisions by the California Department of Finance, or executive orders of the Governor.

   Appropriations are generally available for expenditure or encumbrance either in the year appropriated or for a period of three years if the legislation does not specify a period of availability. At the end of the availability period, the encumbering authority for the unencumbered balance lapses. Some appropriations continue indefinitely, while others are available until fully spent. Generally, encumbrances must be liquidated within two years from the end of the period in which the appropriation is available. If the encumbrances are not liquidated within this additional two-year period, the spending authority for these encumbrances lapses. State agencies are responsible for exercising basic budgetary control and ensuring that appropriations are not overspent. The State Controller's Office is responsible for overall appropriation control and does not allow expenditures in excess of authorized appropriations. Financial activities are mainly controlled at the appropriation level but can vary, depending on the presentation and wording contained in the Budget Act. Certain items that are established at the category, program, component, or element level can be adjusted by the California Department of Finance. For example, an appropriation for support may have detail accounts for personal services, operating expenses and equipment, and reimbursements. The California Department of Finance can authorize adjustments between the detail accounts but cannot increase the amount of the overall support appropriation. While the financial activities are controlled at various levels, the legal level of budgetary control, or the extent to which management may amend the budget without seeking approval of the governing body, has been established in the Budget Act for the annual operating budget.

   Cash Management. Cash temporarily idle during the year is invested in the Pooled Money Investment Account ("PMIA"). Investment of PMIA moneys is restricted by law to the following categories: U.S. government securities, securities of federally sponsored agencies, domestic corporate bonds, bank notes, interest-bearing time deposits in California banks and savings and loan associations, prime commercial paper, repurchase and reverse repurchase agreements, security loans, bankers' acceptances, negotiable certificates of deposit, and loans to various bond funds. The average daily investment balance for the year ended June 30, 2006, amounted to $55.7 billion, with an average effective yield of 3.87%, compared to $53.9 billion and 2.26% for the year ended June 30, 2005. The total earnings of the PMIA for the year ended June 30, 2006, amounted to $2.2 billion, which was distributed as follows: $450 million to the general fund, $1.1 billion to special funds, $639 million to local governments, $3.8 million to CalPERS, and $2.3 million to CalSTRS. California's cash management program for the general fund regularly issues short-term obligations to meet cash flow needs. California issues revenue anticipation notes ("RANs") to partially fund timing differences between revenues and expenditures. A significant portion of the general fund revenues are received in the second half of the fiscal year, while disbursements are paid more evenly throughout the fiscal year. If additional external cash flow borrowing is required, California issues revenue anticipation warrants ("RAWs").

   Risk Management. The primary government has elected, with a few exceptions, to be self-insured against loss or liability. Generally, the exceptions are when a bond resolution or a contract requires the primary government to purchase commercial insurance for coverage against property loss or liability. There have been no significant reductions in insurance coverage from the prior year. In addition, no insurance settlement in the last three years has exceeded insurance coverage. The primary government generally does not maintain reserves. Losses are covered by appropriations from each fund responsible for payment in the year in which the payment occurs. All claim payments are on a "pay as you go" basis, with workers' compensation benefits for self-insured agencies being initially paid by the State Compensation Insurance Fund. The potential amount of loss arising from risks other than workers' compensation benefits is not considered material in relation to the primary government's financial position.

   The discounted liability for unpaid self-insured workers' compensation losses is estimated to be $2.6 billion as of June 30, 2006. This estimate is based on actuarial reviews of California's employee workers' compensation program and includes indemnity payments to claimants, as well as all other costs of providing workers' compensation benefits, such as medical care and rehabilitation. The estimate also includes the liability for unpaid services fees, industrial disability leave benefits, and incurred-but-not-reported amounts. The estimated total liability of approximately $3.6 billion is discounted to $2.6 billion using a 4% interest rate.

   Proposed Budget 2006-2007. The Governor released his proposed budget on January 10, 2007. The 2007-08 proposed spending plan totals $143.4 billion. This spending plan represents estimated general fund expenditures of $103.1 billion, special fund expenditures of $27.7 billion, and bond fund expenditures of $12.6 billion. Proposed general fund expenditures are 1.0% higher than the $102.1 billion expenditures estimated for the 2006-07 fiscal year. The governor's budget projects to end the 2007-08 fiscal year with a $2.1 billion general fund reserve, including $1.5 billion in the budget stabilization account. Proposition 58, passed by California's voters in 2004, requires that, beginning in the 2006-07 fiscal year, the State transfer into the budget stabilization account by September 30 of each year a specified portion of estimated general fund revenues until the account balance reaches $8 billion or 5% of the estimated general fund revenues, whichever is greater. However, this transfer can be suspended by action of the Governor by June of the preceding fiscal year. In the 2007-08 overview of the governor's budget, the California Legislative Analyst's Office states that the governor's budget assumptions on the fiscal benefits of solutions (savings totaling $3.4 billion) and the outcomes of legal cases appear optimistic and may make implementation of the proposed budget problematic. The proposed budget continues to demonstrate an annual operating shortfall, whereby the general fund's operating expenses exceed its revenue. Proposed budget solutions include reducing general fund expenditures by $1.1 billion while using other funds to support home-to-school transportation costs, general obligation bonded debt costs, and developmental services. Other solutions include an estimated $506 million in new revenues from tribal gaming compacts, California Work Opportunity and Responsibility to Kids ("CalWORKS") savings related to the suspension of cost-of-living adjustments, and using bond funds for general fund flood protection expenditures. Another $1.2 billion is estimated from lower baseline expenditures, including the administration's projection of higher local property taxes that would reduce the general fund's spending on schools under the Proposition 98 minimum-funding guarantee. Lastly, California would need to prevail in the appellate court on two key court decisions to avoid spending an additional $1.1 billion on pension costs and cost-of-living adjustment on CalWORKS grants.

   Ratings. As of August 2007, all outstanding general obligation bonds of the State of California are rated A+ by Standard & Poor's Ratings Services and A1 by Moody's Investors Service, Inc. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the California IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the California IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the California IM-IT to pay interest on or principal of such bonds.

   The California IM-IT is susceptible to political, economic or regulatory factors affecting issuers of California municipal obligations (the "California Municipal Obligations"). These include the possible adverse effects of certain California constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in California and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in California or contained in official statements for various California municipal obligations.

                              Colorado Risk Factors

   Each Colorado Trust is susceptible to political, economic or regulatory factors affecting issuers of Colorado municipal obligations (the "Colorado Municipal Obligations"). These include the possible adverse effects of certain Colorado constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Colorado and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in Colorado or contained in Official Statements for various Colorado Municipal Obligations.

   General. Colorado became the thirty-eighth state of the United States of America when it was admitted to the Union in 1876. Its borders encompass 104,247 square miles of the high plains and the Rocky Mountains with elevations ranging from 3,350 to 14,431 feet above sea level. The state's major economic sectors include agriculture, manufacturing, technology, tourism, energy production, and mining. Considerable economic activity is generated in support of these sectors by government, wholesale and retail trade, transportation, communications, public utilities, finance, insurance, real estate, and other services. Given the state's semiarid climate, water resource development, allocation, and conservation are ongoing issues for state management.

   The state maintains a separation of powers utilizing three branches of government - executive, legislative, and judicial. The executive branch comprises four major elected officials - Governor, State Treasurer, Attorney General, and Secretary of State. Most departments of the state report directly to the Governor; however, the Departments of Treasury, Law, and State report to their respective elected officials, and the Department of Education reports to the elected State Board of Education. The elected officials serve four-year terms with the number of terms limited in duration.

   The legislature is bicameral and comprises thirty-five senators and sixty-five representatives who are also term limited. It is a citizen legislature whose general session lasts 120 days beginning in January of each year. Special sessions may be called by the Governor at his discretion and are limited to the topics identified by the Governor. The legislature's otherwise plenary power is checked by the requirement for the Governor's signature of its legislation and by specific limitations placed in the State Constitution by voters. The most significant fiscal limitation is the restriction related to issuing debt, raising taxes, and changing existing spending limits. From a fiscal perspective, the Joint Budget Committee of the legislature, because of its preparation of the annual budget and supplemental appropriations bills, holds the most important power vested in the legislature. The committee is bipartisan with members drawn from each of the houses of the legislature. The Governor's Office of State Planning and Budgeting develops an executive branch budget proposal, but there is no requirement for the Joint Budget Committee to adopt that proposal.

   The Judicial Branch is responsible for resolving disputes within the state, including those between the executive and legislative branches of government, and for supervising offenders on probation. The branch includes the Supreme Court, Court of Appeals, and district and county courts, served by 262 justices and judges in 22 judicial districts across the state (excluding 17 Denver county court judges). Municipal courts are not part of the state system. There are also seven water courts, one in each of the major river basins. The Judicial Branch budget is appropriated by the legislature, and it is funded primarily from general-purpose revenues of the General Fund.

   Economic Outlook. The Colorado economy exhibited solid growth in 2006 with an increase in employment of 2.4 percent, the highest since 2000. Low unemployment, and high wage and salary growth in 2006 also contributed to Colorado's healthy condition. The first quarter of 2007 has continued to demonstrate a low unemployment rate and solid employment growth. Correction in the residential market is occurring but slowly. Permits for nonresidential and single family homes fell; however, permits for multi-family homes increased. The real estate market also shows signs of improvement with continued sales of existing single family homes.

   In 2006, Colorado employment rose 2.4 percent, a net increase of 52,800 new jobs. 2007 employment growth will moderate to 2.1 percent in 2007 and 1.9 percent in 2008.

   The 2006 Colorado unemployment rate dropped to 4.3 percent, well below the
5.0 percent rate posted in 2005. The unemployment rate will drop again to 3.7 percent in 2007, yet moderate to a more natural level of 3.9 percent in 2008 as growth in the labor force and population outpace increases in new jobs.

   During 2006, consumer prices in the Denver-Boulder-Greeley area increased 3.6 percent after posting a 2.1 percent increase in 2005. The largest contributing factors to the increasing inflation rate in the Denver-Boulder-Greeley area were motor fuel and apparel, increasing 12.8 percent and 19.3 percent respectively in 2006. The third largest increase came with the rising costs of medical care at an impressive 7.4 percent.

   Action by the Federal Reserve to rein in the growth of the money supply could slow inflation. We forecast that local inflation will be 3.2 percent in 2007 and
2.8 percent in 2008.

   Personal income grew 6.5 percent through 2006. However, after adjusting population growth, real per capita income growth was only 1.0 percent. We forecast that personal income will grow 7.4 percent in 2007 and 7.2 percent in 2008.

   Colorado wage and salary income rose 7.4 percent through 2006, reflecting a reasonably strong labor market, growth in the labor force and inflation. We forecast wage and salary income to increase 6.8 percent in 2007 and 6.7 percent in 2008.

   Population And Migration. In 2006, net in-migration to Colorado was 49,700, which contributed to total population growth of 1.9 percent. We expect net in-migration to grow slightly to 54,600 in 2007 and 61,000 in 2008, with total population growth of 2.0 percent in 2007 and 2.1 percent in 2008.

   Construction. In 2006, residential single-family permits dropped 22.7 percent, as the supply of homes outstripped demand. However, multifamily permits grew 38.1 percent in response to renewed strength in the apartment market and the continuing build-out of urban renewal sites in the Front Range. We forecast single-family permits to drop another 12 percent in 2007 and gradually recover to 5.9 percent growth in 2008, while multifamily permit growth will drop 14 percent in 2007 and 5.7 percent in 2008. Although the Denver-area commercial real estate market has recovered significantly since 2003, the total value of nonresidential construction permits statewide fell 2.2 percent in 2006, reflecting conservatism in the construction of new commercial space. We forecast the value of nonresidential permits to decline 1.4 percent in 2007 and begin to recover in 2008 with 3.6 percent growth.

   Retail Trade. In 2006, retail trade sales in Colorado rose 5.7 percent. Retail sales growth should continue to grow by a similar, but slowing, rate in 2007 of 5.5 percent due to inflation and rising consumer debt. Over the forecast period, we expect retail sales growth to peak in 2008 and then moderate throughout the rest of the forecast period.

   Debt Management. The state is constitutionally prohibited from issuing general obligation debt. However, the state has issued Certificates of Participation (COPs) secured by buildings and vehicles and has issued revenue bonds that are secured by pledges of future revenues. In some instances the debt-financed asset generates the pledged revenue stream; in other instances, such as the Transportation Revenue Anticipation Notes (TRANs), the pledged revenue stream is future federal revenues and state taxes. The state has other forms of borrowing that are small in relation to the revenue bonds and COPs.

   Except for exempt enterprises, the TABOR amendment requires a vote of the people for the creation of any debt unless existing cash reserves are irrevocably pledged to service the debt. The amendment does allow debt issuance to refinance a borrowing at a lower interest rate. These requirements limit management's ability to address revenue shortfalls by borrowing for capital expenditures.

   Risk Management. The state self-insures its agencies, officials, and employees against the risk of loss related to general liability, motor vehicle liability, and workers' compensation. Property claims are not self-insured, as the state has purchased insurance. The state uses the General Fund to account for the risk management function including operations and all matured claims or judgments. Medical claims for officials and employees are managed through the Group Benefits Plan Fund, a Pension and Employee Benefits Trust Fund that also became self-insured during Fiscal Year 2005-06. The Regents of the University of Colorado, the Board of Governors of the Colorado State University System, and the Board of Trustees of University of Northern Colorado individually manage the risks to which they are exposed and do not participate in the state's risk management fund.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Colorado issuers may be unrelated to the creditworthiness of obligations issued by the State of Colorado, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in each Colorado Trust and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in each Colorado Trust, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by each Colorado Trust to pay interest on or principal of such bonds.

   Ratings. As of September 2007, all outstanding general obligation bonds of the State of Colorado are rated AA by Standard & Poor's Rating Services and unrated by Moody's Investors Services, Inc. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Risks to the Colorado Forecast. Colorado's economic condition is influenced significantly by the national economy. Historically, the Colorado economy has tended to lag the national economy, so any serious downturn in the national condition will work its way into Colorado eventually. While Colorado is not as vulnerable to a correction in the information technology sector as it was in the early 2000s, because IT employment has continued to shrink, a significant slowdown or recession at the national level will be felt in Colorado. High energy prices, while a burden to consumers generally, have led to an economic boom in the Western Slope. Although the impact to the state's economy from energy prices is ambiguous, the state government receives more revenue from sales and use taxes than from severance taxes and mineral lease revenue. In that sense, high energy prices represent a downside risk to state revenue.

   Colorado is seen as being largely insulated from the deteriorating housing market conditions that exist on the coasts. Except for resort communities and certain Front Range communities with restrictions on new housing development, Colorado did not experience the double-digit growth seen over the last couple of years in places like Las Vegas, Phoenix and Washington, D.C. As such, there is less of a decline necessary to return house prices to their historic relation to income and rents. In fact, parts of the state, particularly on the Western Slope have seen some of the biggest gains in housing prices in the nation.

                            Connecticut Risk Factors

   History. Connecticut became the fifth state of the United States on January 9, 1788. Its borders encompass 5,009 square miles. Connecticut is both a New England State, and suburban to New York City. The population of Connecticut was 3,498,966 according to the July 1, 2004 U.S. Census estimates. Five large cities, Bridgeport, New Haven, Hartford (the state capital since 1875), Stamford and Waterbury, have populations in excess of 100,000 residents.

   State government in Connecticut has three branches: executive, legislative and judicial. Voters elect six state officers: Governor, Lieutenant Governor, Treasurer, Comptroller, Secretary of State and Attorney General who all serve four-year terms.

   The regular sessions of the General Assembly are held every year. These sessions run from January through June in odd-number years and from February through May in even-number years. The General Assembly reconvenes in special session to deal with emergencies or bills or appropriations vetoed by the Governor. Members of both houses represent districts based on population. There are currently 36 State Senators and 151 State Representatives. Members of the General Assembly are elected to two-year terms. The Judicial Department is composed of the Superior, Appellate and Supreme courts. Except for judges of the probate court, who are elected by the voters of the town or district that they serve, all judges are nominated by the Governor and appointed by the General Assembly.

   Connecticut has no system of county government. Below the state level, governing units consist of 169 municipalities. The General Statutes of Connecticut provide procedures for the creation of many types of local special purpose authorities, districts and similar bodies. Under Connecticut law, all municipal governmental bodies have only the powers specifically granted to them by the state and the ancillary powers that are necessarily implied by the powers explicitly granted.

   Economic Condition and Outlook. After almost eight years of solid economic growth, Connecticut began to experience payroll job losses in Fiscal Year 2001. In Fiscal Years 2001, 2002 and 2003 the state's payroll job losses totaled 13,800, 12,600 and 27,200 respectively. After three successive years of losses, in Fiscal Year 2004, the state again experienced gains in payroll employment. In Fiscal Year 2004, the state again experienced gains in payroll employment. In Fiscal Years 2004, 2005, and 2006 Connecticut added 7,000, 14,700, and 16,100 payroll jobs respectively.

   Connecticut's payroll employment totaled 1,679,600 at the end on Fiscal Year 2006. The Fiscal Year 2006 job gain represented a 1.0 percent rise in employment as compared to a 1.8 percent job increase nationally during the same period.

   Over the past ten years, Connecticut has experienced a shift in the industrial make-up of its workers with manufacturing jobs being replaced by service sector jobs. This is a trend that began several decades ago. In the last ten years, manufacturing employment in Connecticut has declined by almost 30 percent while during the same period employment in professional and business services grew by 8.3 percent, financial services saw growth of 6 percent and the leisure and hospitality industry grew by over 14 percent. Despite these shifts, manufacturing continues to play an important role in Connecticut's economic life contributing one in every ten payroll jobs.

   Connecticut's unemployment rate was 4.2 percent at the end of Fiscal Year 2006 compared to a national rate of 4.6 percent. During Fiscal Year 2006 Connecticut's labor force grew just over 1 percent. National labor force growth during the same period approached 2 percent.

   Between 1997 and 2004 real Gross Domestic Product in Connecticut grew at a 2 percent rate ranking Connecticut 39th in the nation in growth. Between 2004 and 2005 Connecticut's real Gross Domestic Product grew 3.2 percent ranking it 24th in the nation.

   Connecticut continues to be a national leader in income measurements. Connecticut's 2006 per capita income of $49,852 ranked it first in the nation. Between 2005 and 2006 Connecticut's per capita income grew by 5.2 percent ranking it 22nd nationally in income growth. Connecticut is also a national leader in Median Family Income with a median for all families of $75,541. Just over 9 percent of Connecticut's residents lived at incomes below the poverty level.

   Contracting Standards Board

   The Contracting Standards Board was created by executive order in response to concerns relating to the potential for abuses of existing state contracting and procurement laws, regulations and practices. The Board, after review of the existing contracting and procurement legal and regulatory environment was required to draft and maintain a uniform procurement code and to develop related training programs for state employees. A new office with ten staff members was established to support the activities and operations of this board. This new office was intended to add accountability and transparency to the state's vendor selection process.

   Increase Funding to Nursing Homes and other Private Social Service Providers The Fiscal Year 2006 budget contained over $100 million to provide for an average annualized increase of 4 percent to nursing homes and other private providers of specific state social services. These private providers contract for the provision of services with the Department of Mental Retardation, The Department of Children and Families, The Department of Mental Health and Addiction Services, The Department of Corrections and the Judicial Department as well as with some councils and boards. The additional funding was contingent upon federal approval of a nursing home provider tax program. The provider tax would assess a user fee on revenue generated by nursing facilities based upon patient days. The funds raised from the tax would generate federal reimbursements by increasing the Medicaid rates paid to the nursing homes. All of the tax generated is effectively returned in the aggregate to the nursing homes through an increase in their Medicaid rate paid by the state and partially reimbursed by the federal government.

   Restoring Subsidized Health Insurance for Certain Eligible Adults

   Parents of children with family incomes between 100% and 150% of the federal poverty level retained eligibility to participate in the state's HUSKY health insurance program at a minimal cost. The parent's monthly premium would be $25 with a $1 co-payment on outpatient medical services. The state cost of this program was estimated at $39 million in Fiscal Year 2006 and was anticipated to grow to over $50 million in Fiscal Year 2007. This same initiative restored Medicaid presumptive eligibility for children and implemented an expedited eligibility for pregnant women.

   Budgetary and Other Control Systems. In November 1992, electors approved an amendment to the State Constitution providing that the amount of general budget expenditures authorized for any fiscal year shall not exceed the estimated amount of revenue for such fiscal year.

   This amendment also provided a framework for placing a cap on budgeted appropriations. Annual budgeted appropriations are capped at a percentage increase that is based on either the five-year average annual growth in the state's personal income or inflation, whichever is higher. Debt service payments, certain statutory grants to distressed municipalities, and appropriations required by federal mandate or court order are excluded from the limits of the cap.

   The spending cap can be lifted if the Governor declares the existence of extraordinary circumstances and the General Assembly by a three-fifths vote approves appropriations in excess of the cap. This has occurred in several fiscal years to allow direct appropriations of surplus to be substituted for debt financing, and other permit other spending initiatives from surplus funds.

   Budget control is maintained at the individual appropriation account level by agency as established in authorized appropriation bills. The allotment process exercises control over obligations or commitments. The Governor, through his budget office, allots funds for both budgeted and non-budgeted accounts and funds. The Governor is permitted to modify appropriations through the allotment process under certain circumstances and within percentage limitations specified by the General Assembly.

   Elected officials, agency commissioners, directors of public benefit corporations and agency managers are responsible for establishing internal control structures. Good internal control systems ensure that: resource use is consistent with laws, regulations and policies; resources are safeguarded against waste, loss and misuse; and reliable data are obtained, maintained and fairly disclosed in reports. The Office of the State Comptroller has worked to improve the overall internal control environment in state government. This work has included improvements to the central state accounting system that advance internal control efforts.

   Revenues and Expenses. Total revenues for the governmental activities increased by $1.5 billion to $18.4 billion. This increase was due mainly to an increase in tax revenue of $1.0 billion, reflecting a growing economy. Total expenses increased by $1.1 billion to $17.4 billion. This increase can be attributed mainly to increases in health and hospital, human services, and education expenses of $1.0 billion. Even though total revenues exceeded total expenses by $1,008 million, this excess was reduced by transfers of $712 million, resulting in an increase of net assets of $296 million.

   As noted above, total revenues increased by 9 percent during the fiscal year because of a strong economy. Nationally, real Gross Domestic Product (GDP) grew a solid 5.6 percent in the third quarter of the fiscal year, after growing 1.7 percent during the second quarter of the fiscal year. However, the GDP showed growth slowing to 2.9 percent during the fourth quarter of the fiscal year. During the fiscal year, the State added 7,100 payroll jobs, which was about half of last year's job growth. The State's unemployment rate is 4.1 percent, compared to a national unemployment rate of 4.6 percent. Corporate profits grew at a rate of 14.4 percent and 11.9 percent during the second and third quarter of the fiscal year, respectively, after showing disappointing results during the first quarter of the year. During the last quarter of the fiscal year, advanced retail sales showed growth of 6.8 percent over the same quarter a year ago. Existing home sales in the State began to show signs of weakening, and permits to build have also been on a decline recently. The major stock indexes continue to show modest gains for the year.

   Total revenues and expenses of business-type activities were virtually unchanged between fiscal years 2006 and 2005. Although, total expenses exceeded total revenues by $420 million, this deficiency was offset by transfers of $712 million, resulting in an increase in net assets of $292 million.

   Capital Assets. As of June 30, 2006 the State had an investment in total capital assets (net of accumulated depreciation) of $13.0 billion. During the fiscal year, capital assets of governmental activities and business-type activities increased by $115 million and $150 million, respectively. Depreciation charges for the fiscal year totaled $0.9 billion.

   Debt. The State, pursuant to various public and specials acts, has authorized a variety of types of debt which fall into the following categories: direct general obligation debt, which is payable from the State's general fund; special tax obligation debt, which is payable from the debt service fund; and revenue debt, which is payable from specific revenues of enterprise funds.

   In fiscal year 2006 the State increased outstanding bonds by $232 million. Bonds of governmental activities increased by $324 million while bonds of business-type activities decreased by $92 million.

   Section 3-21 of the Connecticut General Statutes provides that the total amount of bonds, notes or other evidences of indebtedness payable from General fund tax receipts authorized by the General Assembly but have not been issued and the total amount of such indebtedness which has been issued and remains outstanding shall not exceed 1.6 times the total estimated General fund tax receipts of the State for the current fiscal year. In computing the indebtedness at any time, revenue anticipation notes, refunded indebtedness, bond anticipation notes, tax increment financing, budget deficit bonding, revenue bonding, balances in debt retirement funds and other indebtedness pursuant to certain provisions of the General Statutes shall be excluded from the calculation. As of October, 2006, the State had a debt incurring margin of $4.2 billion.

   Ratings. As of September 2007, all outstanding general obligation bonds of the State of Connecticut are rated AA by Standard & Poor's Ratings Services and Aa3 by Moody's Investors Service, Inc. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Connecticut issuers may be unrelated to the creditworthiness of obligations issued by the State of Connecticut, and there is no obligation on the part of the state to make payment on such local obligations in the event of default.

   Each Connecticut Trust is susceptible to political, economic or regulatory factors affecting issuers of Connecticut municipal obligations (the "Connecticut Municipal Obligations"). These include the possible adverse effects of certain Connecticut constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided is only a brief summary of the complex factors affecting the financial situation in Connecticut and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various state and local agencies in Connecticut or contained in Official Statements for various Connecticut Municipal Obligations.

                              Florida Risk Factors

   State Profile. Florida's government provides a full range of services including education, health and family services, transportation, law and corrections, natural resources, and environmental and other services. The financial reporting entity of Florida includes the primary government as well as component units for which the state is financially accountable. Florida law strictly prohibits overspending and requires budgetary control to be maintained at the individual appropriation account level. Chapter 216 of the Florida Statutes promulgates the process used to develop the budget for Florida. Florida's conservative fiscal policies include reserves that may be utilized to meet Florida's tax revenue shortfalls. The fund balance reserved for budget stabilization is intended to cover revenue shortfalls and emergencies as defined by law.

   Economic Outlook. Florida's economy is strong despite the current slowdown in the housing market. Florida's economy grew 7.5 percent in fiscal year 2005-06, still a strong growth rate considering the slowdown in the housing market. Although the economy was slightly slower than a year ago, it still outperformed the U.S. economy as a whole. This strength can be attributed to favorable natural, economic, and tax environments, and increasing demand for goods and services fueled by a rapidly growing population. Florida remains top ranked in the nation in total job growth and generated the fastest job growth rate among the ten most populous states. Florida's non-farm employment grew 3.8 percent in fiscal year 2005-06, adding 293,700 jobs. With the current slowdown in the housing market, Florida's economy is projected to slow even further in fiscal year 2006-07. Also, Florida's international trade reached $95.3 billion in 2005 which is an increase of $43.2 billion over the past decade.

   Increases in jobs were led by gains in professional and business services, construction, educational and health services, leisure and hospitality, wholesale and retail trade, financial services, and government. Sixty-three percent of the job increase in fiscal year 2005-06 came from professional and business services, construction, retail trade, and education and health services. With the slower economy in fiscal year 2006-07, non-farm employment is anticipated to add 186,500 jobs, lower than the previous year's job increase. Wages and salaries are anticipated to rise 7.5 percent. The unemployment rate is expected to be 3.4 percent for fiscal year 2006-07.

   Population growth (2.35 percent in fiscal year 2005-06) continues to be a major driver of economic activity in Florida. Florida's population is expected to grow by 409,000 in fiscal year 2006-07. Over the next ten years, population is estimated to increase by 3.45 million. The projected growth in population will continue to fuel Florida's economic expansion as the demand for housing, durable and non-durable goods and other services continues to increase.

   Florida was battered by four major hurricanes in 2004 and 2005 that brought destruction to thousands of homes and businesses. Reconstruction activities that began in 2004 were extended through 2006. New home construction increased in fiscal year 2005-06 as the housing market peaked, adding 271,300 homes. Since then, the housing market has softened which is expected to continue through fiscal year 2006-07. Approximately 174,000 new homes are expected to be added in fiscal year 2006-07, a 36 percent drop from a year ago. After a dramatic rise in housing and home prices fueled by speculative buying, creative financing, and low interest rates, the housing market is currently going through a period of correction. This entails disposing of excess inventories of homes and downward adjustment of home prices. Construction is expected to slow as a result of the housing downturn. Total construction employment added 53,900 jobs in fiscal year 2005-06 and is expected to lose 8,200 jobs in fiscal year 2006-07.

   Florida's economy should improve as the housing market downturn eases by the third quarter of 2007. With the strength of its labor market, rising personal income, and a growing population fueling the demand for goods and services, Florida's economy is expected to continue to expand steadily in the long-run. Long-term growth is projected to be high as Florida's economic fundamentals remain strong and provide stimulus for sustained future growth.

   Financial Trends. These trends help assess how Florida's financial position has changed over time. For fiscal year 2005-06 (ended June 30, 2006) the net assets invested in governmental activities increased 10.87 percent as compared to 10.53 percent in fiscal year 2005-06. The net assets invested in business-type activities decreased 30.28 percent as compared to a 22.79 percent decrease in fiscal year 2005-06. This significant decrease is primarily a result of reimbursements for losses associated with four hurricanes in 2004. The net assets invested in the total primary government (which includes governmental activities and business-type activities) increased 4.49 percent in fiscal year 2005-06 as compared to 3.59 percent in fiscal year 2004-05.

   Revenues and Expenditures. This information relates to Florida's significant revenue sources and can assist with evaluating the government's ability to produce its own source revenues. Governmental funds include general, special revenue, capital projects and debt service funds. Revenues are recognized when they are both measurable and available to finance current expenditures. Florida's revenues total approximately $33.05 billion while the expenses total approximately $66.63 billion. The total governmental fund balance was approximately $19.77 billion.

   The net expense is the difference between the program revenues and expenses. It indicates the degree to which a function or program is supported with its own fees and program-specific grants and its reliance upon funding from general revenues. The total primary government net expense for fiscal year 2005-06 was $33.58 billion as compared to $30.95 billion resulting in an increase in the expense of 8.5%.

   Debt Management. This information will provide an understanding of Florida's outstanding debt and its ability to issue new debt. Florida's Constitution and statutes require that Florida not run a deficit in its budget as a whole, or in any separate fund within its budget. Rather, its budget and funds must be kept in balance from currently available revenues each fiscal year. If the Governor of Florida or the Comptroller of Florida believes a deficit will occur in any fund, by statute, he must certify his opinion to Florida's Administrative Commission, which then is authorized to reduce all Florida agency budgets and releases by a sufficient amount to prevent a deficit in any fund. Additionally, the Florida Constitution prohibits Florida from borrowing by issuing bonds to fund its operations.

   Section 11 of Article VII of the Florida Constitution authorizes Florida to issue general obligation bonds and revenues bonds to finance or refinance the cost of state fixed capital outlay projects authorized by law. General obligation bonds are secured by the full faith and credit of Florida and payable from the proceeds of various taxes. Revenue bonds are payable from funds that receive legally restricted revenues. The Florida Division of Bond Finance of the Florida State Board of Administration has the responsibility to issue all state bonds.

   Florida's outstanding general obligation bonds at June 30, 2006, totaled approximately $20.6 billion and were issued to finance such capital outlays as educational projects of local school districts, community colleges and state universities, environmental protection and highway construction. During fiscal year 2005-06 Florida took advantage of favorable conditions and issued bonds for the purpose of refunding previously issued bonds. The refundings of these bond series were made in order to obtain lower interest rates and the resulting savings in debt service payments over the life of the bonds. Also, the legal debt margin calculated for fiscal year 2005-06 is $298 million as compared to $177 million fiscal year 2004-05.

   Litigation. Currently under litigation are several issues relating to state actions or state taxes that put at risk a portion of General Revenue Fund monies. There is no assurance whether any such matters, individually or in the aggregate, will have a materially adverse effect on Florida's financial position.

   Ratings. As of August 2007, all outstanding general obligation bonds of the State of Florida are rated AAA by Standard & Poor's Ratings Services and Aa1 by Moody's Investors Service, Inc. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Florida issuers may be unrelated to the creditworthiness of obligations issued by the State of Florida, and there is no obligation on the part of Florida to make payment on such local obligations in the event of default.

   The Future. Florida's $73.6 billion budget for fiscal year 2006-07 follows the conservative fiscal policies that have supported economic growth and increased revenues for the Florida. The budget reflects priorities, including record increases in funding for education. Florida faces budgetary pressure from Medicaid spending like all states and, uniquely, from growth-related service demands due to population growth.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the Florida IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of Florida and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the Florida IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the Florida IM-IT to pay interest on or principal of such bonds.

   The Florida IM-IT is susceptible to political, economic or regulatory factors affecting issuers of Florida municipal obligations (the "Florida Municipal Obligations"). These include the possible adverse effects of certain Florida constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Florida and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various state and local agencies in Florida or contained in Official Statements for various Florida Municipal Obligations.

                              Georgia Risk Factors

   State Profile. The State of Georgia was the last of the original 13 colonies, founded on February 12, 1733, and become the fourth state by ratifying the U. S. Constitution on January 2, 1788. Georgia is an economic hub of the southeast. The capital in Atlanta is the major economic and population center of the State with major regional economic and population centers in Augusta, Savannah, and Macon. Georgia's economic base is diverse with major port facilities on the coast, agricultural resources throughout the state, manufacturing and service industries, and is a major transportation hub with the busiest airport in the nation. Georgia is the ninth largest state with a population of 9.37 million people.

   Economic Condition and Outlook. Georgia's economy in fiscal year 2006 continued its recent rapid growth following the recession of 2001. The three sources of tax revenue most closely tied to economic conditions, personal income tax, corporate income tax and sales tax, all experienced healthy growth in fiscal year 2006. Compared to fiscal year 2005, personal income tax grew 10.2%, corporate income tax grew approximately 18.2%, and sales tax grew 9.5%. This growth in tax revenue indicates strong growth in the underlying Georgia economy.

   This growth cycle followed a very tough recessionary period. Employment as measured by non-farm payrolls peaked in the first quarter of calendar year 2001 and continued to fall until the middle of 2003, the start of fiscal year 2004. Declines in employment were broad-based and spread across most sectors of the regional economy. The decline in non-farm payrolls and the very low rates of growth in nominal personal income associated with this recession resulted in state revenues decreasing for fiscal years 2002 and 2003.

   Employment growth has been sturdy since the employment trough in mid-2003. Approximately, 84,000 jobs were added to Georgia's non-farm employment in fiscal year 2006, an increase of just over 1.7%. The growth in jobs has been broad-based across sectors of the economy. Sectors of particular strength since the trough include construction, professional and business services, leisure and hospitality, education and health.

   The initial quarter of fiscal year 2006 saw tax revenue growth of over 9% and non-farm employment growth of about 26,000 jobs. However, the bankruptcy proceeding of a major employer, Delta Air Lines, is likely to be a drag on growth, and another employer, Ford Motor Company, closed its Hapeville assembly plant at the end of October 2006. Despite these concerns, the outlook remains generally positive, with State revenues projected to grow at about 6.1% overall.

   Economic Factors. The trend for economic recovery in the U. S. has been similar for the State of Georgia. On December 12, 2006, the Department of Revenue announced that net revenue collections during the month of November for fiscal year 2007, increased by $24.0 million or 2.0 percent from the same period in fiscal year 2006. The year-to-date collections for November 2006 increased by $468.9 million or 8.0 percent from the prior year.

   The Georgia Department of Labor reported the November 2006 unemployment rate to be 4.4 percent, or 207,000 of a civilian labor force of 4.8 million, down from the prior month's rate of 4.7 percent. The November 2006 rate also indicated a decrease of 0.7 percent from the same month of the prior year.

   While employment growth has slowed in recent months, non-farm employment growth was sturdy in Georgia in fiscal year 2006. Job additions as measured by the increase in total non-farm employment from June 2005 to June 2006 as reported by the Bureau of Labor Statistics totaled 80,100 jobs, an increase of
2.0 percent. Year over year job growth slid, however, from 2.4 percent in April to 1.9 percent in July 2006. This decline reflects the slowing national economy which has also seen job growth sag in recent months. Note that Georgia's job growth rate remains well above the U. S.; 1.9 percent compared to 1.3 percent for the U. S. in July 2006.

   Personal income growth sagged in the first quarter of calendar of 2006 and fell below personal income growth in the U.S. It is important to note that this slowdown in growth was primarily due to a large decrease in earnings in one category, management of companies and enterprises. The decrease in earnings in this one category lowered total personal income growth by 0.6 percent for the quarter. For this reason, the low growth in person income experienced in the first quarter of 2006 has been interpreted as an anomaly and not part of a broader slowdown in personal income growth.

   Major Initiatives

   Educated Georgia. A major focus, demonstrated through continuous improvements to the quality of education in the State, is to ensure that Georgia students are well prepared for the future. The State provided funding for enrollment growth of 2.5%, is committed to maintaining and improving teacher salaries, and is implementing class size reductions for kindergarten through eighth grade, among other initiatives.

   Healthy Georgia. Emphasis is being placed on services in community settings and serving individuals in homes as opposed to institutional settings. Child care and safety are being addressed with technology and programs to improve service delivery. The continued growth in Medicaid costs is being addressed while still providing necessary health care by use of care management plans.

   Safe Georgia. Targeted law enforcement, DUI courts, drug enforcement, treatment and prevention programs continue to receive attention and funding. State prisons increased capacity by four thousand beds to reduce the need to house inmates in local jails.

   Best Managed. The Commission for a New Georgia (CNG) was created in June 2003 as part of the Governor's desire to improve the culture of State government. The Commission is an innovative public-private partnership formed to create breakthrough ideas to help Georgia become a better-managed state and to envision Georgia's strategic future. The Commission brings together some of Georgia's best and brightest to create innovative solutions that will help Georgians save money, grow the State's economy, and make Georgia's residents healthier, safer, and well-educated. Implementation efforts have been initiated for many of the Commission's recommendations including: procurement, financial management, asset management, customer service, and others.

   Growing Georgia. The State is investing in infrastructure with accelerated highway projects, port improvement projects, water and sewer bonds for local governments, and economic development initiatives.

   Budgetary Highlights. The final budget exceeded original appropriations by approximately $5.3 billion. This increase resulted primarily from $2.3 billion of federal revenues, and $2.6 billion of other revenues being amended into the budget by the State organizations that anticipated earning the funds. Additionally, the State's Supplementary Appropriations Act increased budgeted state general revenues by $380 million.

   At fiscal year end, funds available were approximately $1.2 billion less than final budgetary estimates and expenditures were approximately $2.8 billion less than final budgetary estimates, resulting in an excess of funds available over expenditures of approximately $1.6 billion.

   Excesses of state funds existing as of the end of each fiscal year are reserved and added to the budgetary Revenue Shortfall Reserve. The reserve cannot exceed 10 percent of the previous fiscal year net budgetary revenue for any given fiscal year and up to 1 percent of the preceding fiscal year's budgetary net revenue collections may be appropriated from the reserve to fund increased educational needs. The State's economic growth, as indicated above, contributed to an increase of $551 million in the Revenue Shortfall Reserve for the current year, resulting in the fiscal year 2006 balance of $966 million. The reserve amount was 5.57 percent of budgetary net revenue collections and $173 million of the reserve is available fund increased educational needs.

   Debt Administration. At the end of the current fiscal year, the State had total bonded debt outstanding of $6.9 billion.

   Cash Management. The State's investment policy is to maximize the protection of State funds on deposit while accruing an advantageous yield of interest by investing the funds in excess of those required for current operating expenses. Cash is managed in pooled funds to maximize interest earnings. Types of investments are dictated by legislation and are reviewed quarterly. The State Depository Board is designated by State law as the oversight Board for Georgia's cash management and investment policies. The Office of Treasury and Fiscal Services ("OTFS") acts as the administrative agent of the Board. OTFS invests temporarily idle cash in statewide investment pools. All such funds are invested considering first the probable safety of capital and then probable income, while meeting daily cash flow requirements and conforming to all statutes governing the investment of public funds.

   Risk Management. The state is self-insured against certain property and liability claims, including workers' compensation and unemployment compensation. The Risk Management Funds accumulate reserves for certain property and liability risks and pay for commercial insurance coverage. Revenues are generated from premiums charged to state and local government organizations. Various risk control techniques are utilized to minimize accident-related losses; risk managers also identify unique loss exposures and develop strategies to reduce the cost of risk associated with individual business operations.

   Ratings. As of August 2007, all outstanding general obligation bonds of the State of Georgia are rated AAA by Standard & Poor's Ratings Services and Aaa by Moody's Investor's Service, Inc. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Georgia issuers may be unrelated to the creditworthiness of obligations issued by the State of Georgia, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the Georgia IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the Georgia IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the Georgia IM-IT to pay interest on or principal of such bonds.

   The Georgia IM-IT is susceptible to political, economic or regulatory factors affecting issuers of Georgia municipal obligations (the "Georgia Municipal Obligations"). These include the possible adverse effects of certain Georgia constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Georgia and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in Georgia or contained in Official Statements for various Georgia Municipal Obligations.

                               Kansas Risk Factors

   State Profile. The State government is comprised of three branches: the Executive Branch, with the Governor as chief executive; the Legislative Branch, consisting of a Senate of 40 members and a House of Representatives of 125 members; and the Judicial Branch, which includes the Supreme Court, the Appeals Court and the District Trial Courts. The State provides a full range of services including education, safety, social services, recreation and transportation. The annual budget serves as the foundation of the State's financial planning and control. On or before October 1, agencies are required to submit annually or biennially budget estimates for the next fiscal year to the Division of Budget. These estimates are used in preparing the Governor's budget report. On or before the eighth calendar day of each regular legislative session, the Governor is required to submit the budget report to the Legislature. However in the case of the regular legislative session immediately following the election of a governor who was elected to the Office of Governor for the first time, that governor must submit the budget report to the Legislature on or before the 21st calendar day of that regular session.

   Economic Factors and Next Year's Budgets and Rates. According to the Kansas Department of Human Resources Kansas Labor Market Information News Release for July 2006, employment for nonfarm jobs in the State of Kansas for June 2006 is improving. Compared to June 2005, employment increased by 18,700 jobs for a total of 1.4 million nonfarm jobs. Kansas has had 12 consecutive months of over-the-year job growth. The unemployment rate was 4.7 percent for June 2006, compared to 5.3 percent in June 2005.

   Net assets may serve over time as a useful indicator of the financial position of a government. The combined net assets of the State (government and business-type activities) totaled $10.5 billion at the end of 2006, compared to $10.1 billion at the end of the previous year, an increase of 4.6%.

   The largest portion of net assets reflects investment in capital assets such as land, buildings, equipment, and infrastructure (roads, bridges, and other immovable assets), less any related debt used to acquire those assets that are still outstanding. The State uses these capital assets to provide services to citizens; consequently, these assets are not available for future spending. Although investment in its capital assets is reported net of related debt, it should be noted that the resources needed to repay this debt must be provided from other sources, since the capital assets themselves cannot be used to liquidate these liabilities.

   Financial Highlights. The assets of the State exceeded its liabilities at fiscal year ending June 30, 2006 by $10.5 billion (presented as "net assets"). Of this amount, $1.3 billion was reported as unrestricted net assets, which represents the amount available to be used to meet ongoing obligations to citizens and creditors.

   Total net assets increased by $463 million (4.6% increase) in fiscal year 2006. Net assets of governmental activities increased by $264 million (2.8% increase), and net assets of the business-type activities increased $199.2 million (25.8% decrease).

   Fund Highlights. For fiscal year 2006, the governmental funds reported a combined ending fund balance of $1,360 million, a increase of $274 million in comparison with the prior year. Of the total amount, $718.6 million represents the fund balance of the Transportation Fund. There is $104 million in the "unreserved fund balances". The reserved balances of $1,256 million include the reserve for advances to other funds of $179 million and the reserve for encumbrances of $1,040 million.

   Revenues and Expenditures. During 1990, the Kansas legislature enacted legislation-establishing minimum ending balances for the State General Fund to ensure financial solvency for the state. The act established targeted year-end State General Fund balances as a percentage of state expenditures for the forthcoming fiscal year. This act was phased in over several years and currently requires an ending balance of at least 7.5% of expenditures and demand transfers.

   Estimates for the State General Fund are developed using a consensus revenue estimate approach. Pursuant to K.S.A. 75-6701, on or before each December 4 or each April 4, the Director of the Budget and the Director of the Legislative Research Department shall prepare a joint estimate of revenue to the State General Fund for the current and the ensuing fiscal year. If legislation is passed affecting State General Fund revenue, the two directors prepare a joint estimate of such revenue. If the two directors are unable to agree on the joint estimates, the Legislature must use the estimate of the Director of Legislative Research and the Governor must use the estimate of the Director of the Budget. (To date, the two directors have successfully reached agreement on these revenue estimates.)

   The focus of the State's governmental funds is to provide information on near-term inflows, outflows, and balances of expendable resources. Such information is useful in assessing the financing requirements. In particular, unreserved fund balance may serve as a useful measure of a government's net resources available for spending at the end of the fiscal year.

   For fiscal year 2006, the governmental funds reported a combined ending fund balance of $1,360 million, an increase of $274 million in comparison with the prior year. Part of this fund balance is reserved to indicate that it is not available for new spending because it has already been committed to liquidate contracts and purchase orders of the prior fiscal year in the amount of $1,040 million and for advances in the amount of $179 million.

   The General Fund is the chief operating fund of the State. At the end of the current fiscal year, unreserved fund balance of the General Fund was $650 million, while the total fund balance reached $672 million. As a measure of liquidity of the General Fund, it may be useful to compare both unreserved fund balance and total fund balance to total fund expenditures. Unreserved fund balance represents 13.4 percent of total General Fund expenditures, while total fund balance represents 13.9 percent of that same amount. The fund balance in the General Fund increased by $359 million during the current fiscal year.

   Cash Management. On a daily basis, the State monitors receipts to, and expenditures out of, the State Treasury. It also employs cash flow tools and techniques that maximize revenues without incurring undue risk. The State invests idle funds to match anticipated cash flow needs by using government securities, collateralized bank deposits, and high grade commercial paper to provide safety, liquidity, and yield, in that order. As a cash flow management policy, the State seeks to avoid borrowing from its own idle funds to meet expenditure obligations of the State General Fund.

   Debt Management. The State of Kansas finances a portion of its capital expenditures with various debt instruments. Revenue bonds and loans from the Pooled Money Investment Board finance most debt-financed capital improvements for buildings, while "master lease" and "third-party" financing pays for most capital equipment. The State of Kansas does not have the statutory authority to issue general obligation bonds. The Legislature has authorized the issuance of specific purpose revenue bonds and other forms of long-term obligations. KDFA is a public body politic and corporate, constituting an independent instrumentality of the State of Kansas. It was created to enhance the ability of the State to finance capital improvements and improve access to long-term financing for State agencies, political subdivisions, public and private organizations, and businesses. The total long-term bond debt obligations increased by $1,111 million during the current fiscal year. The key factor in this increase was the issuance of $209.5 million for Department of Administration's Comprehensive Transportation Program, KDFA Series 2006A, $190.7 million in Sales Tax Limited Obligation Bonds, $118.9 million in Water Pollution Control Revolving Loan Fund, KDFA Series 2005 CW I and II, and $32.7 million in Transportation Revolving Funds, KDFA Series 2005 TR.

   The State's total long-term debt obligation showed a net increase of $1,169 million (28.7%) during the current year. This increase was primarily due to the increase of $1,052 million in revenue bonds, $59.1 million in STAR bonds and $57.8 million in other long-term obligations.

   Ratings. The state of Kansas has no general obligation debt rating because it issues no general obligations debt by Constitutional law; however, as of August 2007, Standard and Poor's and Moody's Investors Services, Inc. assigned an issuer credit rating of AA+ and Aa1 respectively, to the state of Kansas. There can be no assurances that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Kansas issuers may be unrelated to the creditworthiness of obligations issued by the state of Kansas, and there is no obligation on the part of the state to make payment on such local obligations in the event of default.

   Litigation. The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws. Known claims, asserted and unasserted, have been evaluated for the likelihood of an unfavorable outcome. After review, it is the State's opinion, according to the State's financial report, that its ultimate liability in these cases, if any, is not expected to have a material adverse effect on the State's financial position.

   Risk Management. The State maintains a combination of commercial insurance and self -insurance to cover the risk of losses to which it may be exposed. This is accomplished through risk management and various outside entity commercial insurance providers. It is the policy of the State to cover the risk of certain losses to which it may be exposed through risk management activities. In general, the State is selfinsured for certain health care claims (prescription drug and dental plus three of eight medical health plan options), State employee workers' compensation, long-term disability, tort liability, personal property, and real estate property losses up to $500,000 (except where separate coverage is required by bond covenant). The State has commercial vehicle liability coverage on all vehicles, and a statewide commercial policy on real property valued at $500,000 or more (except where separate coverage is required by bond covenant). Insurance settlements have not exceeded insurance coverage for the past three fiscal years. Risk is managed by positively addressing various benefits and liabilities through review, legislation and administration to assure that claims are promptly and correctly adjudicated and that appropriate and fair benefits and liabilities are reflected in the statutes and regulations. Where cost effective and appropriate, such as limiting the impact of a catastrophic occurrence to the State buildings, the State has limited its exposure through high deductible catastrophic loss insurance.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Kansas issuers may be unrelated to the creditworthiness of obligations issued by the State of Kansas, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the Kansas IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the Kansas IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the Kansas IM-IT to pay interest on or principal of such bonds.

   The Kansas IM-IT is susceptible to political, economic or regulatory factors affecting issuers of Kansas municipal obligations (the "Kansas Municipal Obligations"). These include the possible adverse effects of certain Kansas constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Kansas and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in Kansas or contained in Official Statements for various Kansas Municipal Obligations.

                              Kentucky Risk Factors

   Economic Condition and Outlook. Though the Kentucky economy has been expanding for three years in a row, gains in both income and employment are substantially less than the national average. The cause is the substantial reliance on manufacturing jobs. Excess manufacturing capacity abroad and increased productivity--without a concomitant increase in wages--has kept income from growing.

   In fiscal year 2006, personal income is estimated to have increased by 4.9 percent to $121.7 billion. Wages and salaries comprise about 53 percent of total income. These were up by 4.4 percent during the year. Kentucky's personal income is expected to be up by 5.4 percent in fiscal year 2007 and 5.2 percent in fiscal year 2008. The five-year outlook calls for an average annual growth of
5.9 percent, followed by a slight downshift that averages 5.5 percent over a 10 year period.

   Nonfarm employment in Kentucky increased by 1.3 percent in fiscal year 2006, resulting in the addition of 24,400 jobs. During the year, Kentucky reached two historic milestones: employment gains finally canceled out the dip in jobs from the recession, and nonfarm employment reached an all time high of 1,835,500.

   The service-providing sectors posted the largest gains during the year with an increase of 1.5 percent compared to 1 percent for the goods-producing sector. Government jobs account for 17 percent of total nonfarm employment and were up
1.1 percent for the year and 0.7 percent in the final quarter.

   Kentucky's employment composition has changed over the last decade and has converged closer to the national average. However, employment is still dominated by manufacturing and construction. The goods-producing sector accounts for 20 percent of all jobs in Kentucky compared to the national average of 16 percent. In the last few years, this has been to Kentucky's disadvantage as manufacturing facilities have moved to low-cost centers abroad, and the ones that remain have seen a surge in productivity. During fiscal year 2006, rising interest rates--from the Federal government's restrictive monetary policy--has had a ripple effect in dampening the economy, hence employment in the goods producing sectors.

   In fiscal year 2006, manufacturing employment was flat, but showed a slight gain near the end of the year with an increase of 0.3 percent in the fourth quarter. Manufacturing of transportation equipment accounts for over one-fifth of all manufacturing jobs and was flat. But the impact of high gas prices was seen in the 5.5 percent decline in employment in motor machinery manufacturing.

   Kentucky's nonfarm employment is expected to grow by 0.9 percent in fiscal year 2007 and 1.2 percent in fiscal year 2008. The five-year forecast is for an average increase of 1.1 percent, followed by a slowdown in the next five years.

   In percentage terms, most of the job growth is anticipated to come from the goods-producing sectors, which include mining, construction and manufacturing. These sectors account for one-fifth of all Kentucky employment.

   During the next five years, the outlook for the coal mining industry continues to be promising. Employment is expected to increase by a robust 2.1 percent. However, as crude oil prices continue to drop the demand for Kentucky coal is expected to decline. Employment in coal mining is expected to drop by
2.4 percent over 10 years on an annual average basis.

   Long-Term Financial Planning. Kentucky has by statute (KRS 48.705) a set goal of maintaining a Budget Reserve Trust Fund (BRTF) balance of 5 percent of general fund revenues. As of June 30, 2006, the BRTF was approximately $300 million short of this goal. It is the policy of the current administration to earmark a portion of any year-end surplus to replenish the BRTF in order to achieve the desired balance. To that end, and as authorized by House Bill 267, we are increasing the BRTF by $112,474,636 for a total of $231,489,636 beginning with fiscal year 2007.

   Major Initiatives. Fiscal year 2006 was the second year of the Commonwealth's 2004-2006. The fiscal year 2006 General Fund budget included an 8 percent spending increase over the budget for fiscal year 2005. For the second year in a row, General Fund revenues exceeded budgeted estimates, reflecting an improved fiscal climate compared to the prior four years. Education spending increased 10 percent for elementary and secondary education, and 8 percent for postsecondary education.

   Health care was also a primary source of increased spending. Medicaid spending increased by about 8 percent, and increased health insurance costs for the Commonwealth's public retirees, as well as for government and local school employees exceeded 30 percent. Spending for the Criminal Justice system was increased by about six percent.

   In April 2006, the General Assembly enacted the Commonwealth's 2006-2008 biennial budget for the Executive Branch while meeting in Regular Session. Education spending in the 2006-08 biennium held the highest priority in the budget and it was increased by 14 percent, which included an initiative to raise teacher compensation to the average of the seven surrounding states, and a significant investment in education technology. The postsecondary education budget was increased by over 8 percent. Overall, General Fund appropriations were increased for the first fiscal year by about 5 percent, and 7 percent in the second fiscal year. One of the more notable initiatives in the budget was the unprecedented size of the capital program, mainly financed through the issuance of debt. The capital budget for the Executive Branch included $2,010,528,000 in bond-funded capital projects, including $1,392,991,000 supported from General Fund debt service; $350,000,000 in road projects financed with bonds; and $267,537,000 to be financed with restricted fund debt service. The largest proportion of new project activity, including bond-financed activity, was directed to Postsecondary Education. The second largest commitment of support is for local water and sewer infrastructure projects. The School Facilities Construction Commission, which aids local school districts in new construction and renovation projects, received $150 million in new bonds from the 2006 General Assembly to support offers of assistance to local school districts. Also funded were a $60 million parks development program and $37.5 million in economic development investments.

   During fiscal year 2006, the Commonwealth initiated a Medicaid reform effort to begin in fiscal year 2007, entitled Kentucky Health Choices, becoming one of the first states to take advantage of the new flexibility included in the federal Deficit Reduction Act passed by Congress in 2006. The 2006-2008 biennial budget incorporated a lower growth rate of increased spending based upon program improvements resulting from the reform effort.

   General Fund revenues and expenditures were just under 10 percent higher in fiscal year 2006. The Commonwealth ended the 2006 fiscal year with a budgeted surplus in the General Fund of $136.5 million and $39 million in the Road Fund. The General Fund surplus was due to higher than anticipated revenue receipts combined with the lapse of unexpended funds. The Road Fund surplus was the result of the lapse of unexpended funds. Governor Fletcher devoted $112.5 million of the General Fund surplus to the Commonwealth's Budget Reserve Trust Fund, or Rainy Day fund, and $12 million each to the Commonwealth's two public employee retirement systems. The addition to the Budget Reserve Trust Fund raised its balance to $231.5 million; 2.8 percent of budgeted fiscal year 2007 revenues.

   Implementation of the major portions of the 2005 Tax Modernization legislation, the JOBS for Kentucky program, began during fiscal year 2006. The legislation included a major restructuring of corporate and business taxes; repealing the corporate license tax; broadening the base of entities paying the corporate income tax; and lowering the corporation income tax rate. The personal income tax rate was reduced; a low-income tax credit was established; the intangible property tax was repealed; the cigarette tax was raised; wholesale alcohol taxes were increased; communications taxes were restructured; and a number of tax credits were established. In the spring of 2006, during a special session of the General Assembly, the corporate income tax changes made in 2005 were further modified. The primary focus was on providing relief to small businesses comprising of no liability for gross receipts or gross profits under $3 million, and reduced liability for those between $3 and $6 million. The changes also established a new limited liability entity tax with a $175 minimum; and returns to conformity on federal treatment.

   Assets. Net assets may serve as a useful indicator of a government's financial position. The Commonwealth's combined net assets (governmental and business-type activities) totaled $17.9 billion at the end of 2006, as compared to $17.4 billion at the end of the previous year.

   At $17.9 billion, the largest portion of the Commonwealth's net assets is invested in capital assets (e.g. land, infrastructures, buildings and improvements and machinery and equipment), less any related debt used to acquire those assets that is still outstanding. The Commonwealth uses these capital assets to provide services to its citizens; therefore, these assets are not available for future spending.

   The second largest portion of the Commonwealth's net assets, totaling $1.77 billion, is restricted and represents resources that are subject to either external restrictions or legislative restrictions on how they may be used. The remaining balance is unrestricted net assets. The unrestricted net assets, which if positive could be used at the Commonwealth's discretion, showed a negative balance of $1.80 billion. Therefore, no funds were available for discretionary purposes.

   Debt Administration. The authority of the Commonwealth to incur debt is described in Article X, Section 25, of the Kentucky Constitution. In 1987, the Commonwealth created the Executive Bond Oversight Commission and the Legislative Bond Oversight Commission. The commissions meet jointly to review all proposed debt issuance. Both commissions must approve each financing plan before obligations are issued. The legislation that created the bond oversight commissions also created the position of Commonwealth Bond Advisor, who advises the commissions and must approve the pricing and fees associated with any debt issuance.

   Cash Management. The Commonwealth's investments are governed by KRS 42.500 et seq. and KAR Title 200 Chapter 14. The State Investment Commission, comprised of the Governor, the Treasurer, Secretary of the Finance and Administration Cabinet and gubernatorial appointees of the Kentucky Banker's Association, is charged with the oversight of the Commonwealth's investment activities. The Commission is required to meet at least quarterly, and delegates day-to-day investment management to the Office of Financial Management.

   The Commonwealth's investments are categorized into four investment pools:
Short-term, Intermediate-term, Long-term and Bond Proceeds Pools. The purpose of these pools is to provide economies of scale that enhance yield, ease administration and increase accountability and control. The Short-term Pool consists primarily of General Fund cash balances and provides liquidity to the remaining pools. The Intermediate-term Pool represents Agency Fund investments, state held component unit funds and fiduciary fund accounts held for the benefit of others by the Commonwealth. The Long-term Pool invests funds deemed appropriate for the pool where liquidity is not a serious concern. The Bond Proceeds Pool is where bond proceeds for capital construction projects are deposited until expended for their intended purpose.

   The Commonwealth engages in selective derivative transactions. These transactions are entered into only with an abundance of caution and for specific hedge applications to minimize yield volatility in the portfolio. The State Investment Commission expressly prohibits the use of margin or other leveraging techniques. The Commonwealth executes a variety of transactions which may be considered derivative transactions, which include: the securities lending program, over-the-counter treasury options, interest rate swaps, mortgage backed securities, collateralized mortgage obligations and asset backed securities.

   The Commonwealth has used over-the-counter treasury options since the mid-1980s to hedge and add value to the portfolio of treasury securities. These transactions involve the purchase and sale of put and call options on a covered basis, holding either cash or securities sufficient to meet the obligation should it be exercised. The State Investment Commission limits the total option commitment to no more than twenty percent of the total portfolio of treasury and agency securities. Historically, actual commitments have been less than ten percent of the portfolio. The Commonwealth has had a securities lending program since the mid-1980s. The Commonwealth is able to enter into either a principal relationship or an agent relationship. In a principal relationship the Commonwealth reverses its treasury and agency securities in exchange for 102% of eligible collateral, marked to market daily. Eligible Collateral is defined as securities authorized for purchase pursuant to KRS 42.500. In an agent program the agent lends the Commonwealth's treasuries and agencies, takes the cash received from the loan and invests it in securities authorized for purchase pursuant to KRS 42.500. The income generated by these transactions is split between the agent and the Commonwealth. At the present time the Commonwealth has entered into an agent agreement that has a guarantee of 10 basis points of the average market value of securities in the program.

   On June 20, 2003, the State Investment Commission adopted Resolution 03-03, which amended the Commonwealth's investment policy concerning asset-based interest rate swaps. The change modifies the exposure limits from a $200 million notional amount to a net market value approach, the absolute value of which cannot exceed $50 million for all counter-parties. The Commonwealth engages in asset-based interest rate swaps to better manage its duration and to stabilize the volatility of interest income.

   House Bill 5 of the First Extraordinary Session of 1997 was enacted on May 30, 1997. The Bill amended KRS 42.500 to authorize the purchase of additional investment securities with excess funds available for investment. The new classes of investment securities include: United States dollar denominated corporate securities, issued by foreign and domestic issuers, including sovereign and supranatural governments, rated in one of the three highest categories by a nationally recognized rating agency, and asset backed securities rated in the highest category by a nationally recognized rating agency.

   KAR Title 200 Chapter 14 provides, among other things that: corporate securities, inclusive of Commercial Paper, Banker's Acceptances and Certificates of Deposit are limited to twenty-five million per issuer and a stated final maturity of five years or less. Money market securities rated A1-P1 or higher are limited to 20% of any investment pool and when combined with corporate and asset backed securities (ABS) must not exceed 25% of any investment pool. United States Agency Mortgage Backed Securities (MBS) and Collateralized Mortgage Obligations (CMO) are also limited to a maximum of 25% of any investment portfolio. ABS, MBS and CMO must have a weighted-average-life of four years or less at time of purchase.

   Ratings. As of September 2007, State of Kentucky was given an issuer credit rating of AA- by Standard & Poor's Ratings Services and Aa2 by Moody's Investor's Service, Inc. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Kentucky issuers may be unrelated to the creditworthiness of obligations issued by the State of Kentucky, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the Kentucky IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the Kentucky IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the Kentucky IM-IT to pay interest on or principal of such bonds.

   The Kentucky IM-IT is susceptible to political, economic or regulatory factors affecting issuers of Kentucky municipal obligations (the "Kentucky Municipal Obligations"). These include the possible adverse effects of certain Kentucky constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Kentucky and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in Kentucky or contained in Official Statements for various Kentucky Municipal Obligations.

                             Louisiana Risk Factors

   Economic Outlook. Located on the Gulf of Mexico and bounded by Arkansas, Texas and Mississippi, Louisiana occupies a land area of 43,411 square miles and serves a population of 4,483,000. The Executive, Judicial and Legislative Branches govern the State as provided by the State Constitution of 1974. The State provides a variety of services to citizens including education, health care, public safety, road and highway development and maintenance, and recreation. These services are financed primarily through taxes, fees, mineral royalties and federal revenues, which are accounted for by various funds (general fund, special revenue funds, capital project funds, etc.).

   Major industries in Louisiana include agriculture, fishing, and processing of mineral resources. The State leads the nation in the production of salt and sulfur and ranks high in the production of crude petroleum, natural gas, and natural gas liquids. The State rapidly industrialized in the 1960's and 70's and has giant oil refineries, petrochemical plants, foundries, and lumber and paper mills. Four of the ten busiest U.S. ports are located in Louisiana along the lower Mississippi River (New Orleans, South Louisiana, Baton Rouge, and Plaquemines). The State financial reporting entity includes 51 active component units, which are reported discretely in the financial statements. These component units include colleges and universities, boards and commissions, ports, levee districts, and other special purpose authorities.

   Louisiana has been in recovery mode from the worst natural disasters it has faced in modern history, Hurricanes Katrina and Rita. These two storms changed the landscape across Louisiana and rendered over 210,000 houses un-inhabitable, with the damage and aftermath heavily concentrated in the New Orleans and Lake Charles Metropolitan Statistical Areas (MSAs).

   Since the hurricanes hit last fall, the amount of oil shut-in in the Gulf of Mexico has fallen from 100% down to 12.1%. Comparable shut-in statistics for natural gas show a drop from 100% down to 9.3%. Also, Louisiana's non-farm employment fell by 196,100 jobs after the storms. As of July, 21,500 of those jobs have been recovered.

   Louisiana's recovery depends on a number of factors beyond the control of policy makers in Louisiana. Some expectations over the next two years are as follows: (1) the growth rate of the national economy will slow to approximately 1.0%, due to a weakening housing market; (2) the long-term interest rates will rise just over one percentage point, but still remain low by historical standards; (3) the exchange value of the dollar will fall, thus improving the foreign market for Louisiana export goods and services; (4) the price of oil will fall slightly to near $65 per barrel; and (5) the price of natural gas will begin to stabilize in the $9.25 to $10 per mmbtu range.

   The New Orleans MSA was by far the most heavily damaged by the storms. New Orleans employment had fallen by 215,100 jobs by October and by July was still down by 173,000 jobs. Speed of recovery of housing will largely determine how quickly this MSA recovers these lost jobs. It is expected that this MSA's repopulation growth rate will slow over the next two years, and it is projected that this MSA will add 34,300 more jobs in 2007 and 23,000 in 2008. Even with these additions, New Orleans will remain almost 120,000 below its 2004 level.

   Unlike New Orleans, the Lake Charles MSA, hammered hard by Rita, has virtually returned to its pre-Rita employment level. Lake Charles had virtually no flood waters, so homeowners insurance became readily available for the rebuild effort. The construction dollars, plus the building of the new Sugar Bay Casino Resort and several LNG import terminals should help the MSA add 1,000 new jobs a year over 2007-2008.

   Baton Rouge experienced a huge influx of evacuees after the storms (about 250,000 or 34% of the MSA's population), and as a result there was a boom in the region's housing market and retail sectors. Since then, there has been an equally impressive out-migration of evacuees. Therefore, the recent estimates are that the region's population is up only 5.3%. Because of the evacuees in/evacuees out phenomenon, it is projected that the Baton Rouge MSA's growth rate will slow over the next two years. Still, several large construction projects in the area will help drive employment up by 7,600 jobs in 2007 and another 7,400 jobs in 2008.

   Non-farm employment in the Lafayette MSA spiked upward by 9,400 jobs just after the storms as this region experienced a significant influx of evacuees and as fabricators and service firms geared up to rebuild the destruction to the energy infrastructure in the Gulf. It is forecasted that there will be 3,600 new jobs in 2007 and an additional 3,400 new jobs in 2008 for this MSA. Employment will be boosted by continuation of the rebuilding effort in the Gulf, NuComm's new 1,000-person call center, and the reopening of the old Fruit-of-the-Loom facility as the Louisiana International Trade Center. Employment growth will be tempered compared to 2006 by an out-migration of evacuees, just as was experienced by Baton Rouge.

   The extraction-dependent MSA of Houma saw some increase in its employment post-storms. There was an influx of about 62,810 evacuees, but a lack of available housing has caused that number to drop substantially. It is estimated that the Houma MSA will continue on its recent growth track and add 1,900 jobs a year over the next two years, a growth rate of 2.2% annually.

   The Alexandria MSA had an excellent year in 2006 with a 4.5% growth rate, the best in the state. It is expected that this MSA will add 1,500 new jobs in 2007 and another 1,000 in 2008. This excellent performance will be driven by construction of the Rodemacher Power Plant, additional hiring at the Union Tank Car facility, and major expansions at two of the region's hospitals.

   The third largest MSA in the State, Shreveport/Bossier enjoyed enviable job growth in 2006, adding 5,200 jobs (3% increase). It is estimated that this MSA will add 1,900 jobs over 2007-08. More jobs are projected at Steelscape and from construction of a new SWEPCO power plant in the region. On the negative side, the workforce at GM will drop by 974, Barksdale AFB may lose a contingent of B-52 bombers, and the region's casino industry is being threatened by the opening of Indian casinos in Oklahoma.

   The weakest performance in the state is projected to be in the Monroe MSA. Employment in 2006 appears to be up a moribund 800 jobs, driven by an influx of evacuees. It is estimated that employment in the Monroe MSA will remain flat over 2007-08, primarily because of the expected closure of one of the area's largest employers, Delphi Lighting.

   It is estimated that within the rural area of Louisiana, a conglomerate of 35 parishes, employment will rise 2,000 a year over 2007-08. Most of that growth will be focused in two parishes, Tangipahoa and St. Mary.

   The projection for the state as a whole is the addition of 53,800 jobs in 2007 (3% increase) and another 42,000 jobs in 2008 (2.3% increase). It is important to note that these growth rates are from a disaster-induced low point in 2006, and that nearly 66% of the new jobs projected for 2007 and just over half for 2008 will come from recovery in New Orleans. This will bring the State back to the employment levels of 1998.

   Fund Highlights. As the State completed fiscal year 2006, its governmental funds reported a total fund balance of $7.6 billion (a 3% increase from the prior year balance). Unreserved/undesignated fund balance constitutes 66% of this total, which is available for spending in the coming year. The remainder of this fund balance is reserved to indicate it is not available for spending because it has already been committed. The major governmental funds are the General Fund, Bond Security and Redemption Fund, and Louisiana Education Quality Trust Fund.

   The General Fund is the chief operating fund of the State. The overall performance of the General Fund increased by $206 million and the unreserved/undesignated fund balance increased to a balance of $442 million (67%). With Hurricanes Katrina and Rita striking opposite sides of the State in the early days of the fiscal year, most of the increase in revenues of $1.8 billion (25%) resulted from the massive recovery efforts that took place in the final three quarters of the year. As storm damaged items were replaced, sales taxes rose substantially in categories related to the rebuilding efforts. Corporate income was bolstered by high energy prices following the storms. With the destruction of the gaming industry along the Mississippi coast and higher wages due to manpower shortages, gaming categories were substantially higher as well.

   General Fund expenditures have increased by $2.6 billion (16%). The major portion of this increase can be attributed to $1.4 billion of FEMA expenditures relating to the clean up, restoration, and assistance provided due to the damages caused by the hurricanes.

   The Bond Security and Redemption Fund revenues increased by $840 million (8%) in fiscal year 2006, mainly because of an increase in tax revenue. The Louisiana Education Quality Trust Fund reported interest earnings of $18.1 million (a 3% decrease) and market losses of $7.3 million.

   Assets. The overall financial position for the State improved from the previous year as reflected in the increase in net assets to $16.7 billion (9%). Net assets for governmental activities increased by $1.5 billion (11%), while net assets for business-type activities decreased by $105 million (5%). The largest portion of the net assets of the State, $11.3 billion (68%), reflects investment in capital assets (e.g., land, roads, buildings, machinery, and equipment). These assets are used to provide services to residents of the State, and consequently are not available for future spending. Capital assets increased by $658 million (5%), due mainly to infrastructure improvements under the Louisiana Transportation Infrastructure Model for Economic Development (TIMED).

   In contrast, current and other assets (e.g., cash, investments, receivables, and inventory) totaled $15 billion (53% of total assets) at fiscal year end, and the State uses these resources to repay debt associated with capital assets. The current and other assets of the State at June 30, 2006 represent an increase of 16% from the prior fiscal year. Cash has increased by $1.1 billion (23%), in part due to the State setting aside money in two new funds. The FEMA Reimbursement Fund, with a cash balance of $428 million, was created to provide funds to pay the State's portion of any amount due the United States under the Robert T. Stafford Disaster Relief and Emergency Assistance Act. The State Emergency Response Fund, with a cash balance of $141 million, was created to provide a source of funds to pay expenses incurred for preparation and response to an emergency or declared disaster. In addition, sales tax revenue has increased by $626 million, resulting in an increase in cash.

   Restricted net assets represent those assets not available for spending as a result of legislative or constitutional requirements, donor agreements, or grant requirements. Restricted net assets increased by $122 million (2%) from the previous fiscal year for governmental activities, reflecting in part an increase in the unreserved/undesignated fund balances of the Special Revenue funds of $567 million. These fund balances are restricted in the Statement of Net Assets. Included in this increase are the fund balances of the FEMA Reimbursement Fund, with a fund balance of $89 million, and the State Emergency Response Fund, with a fund balance of $140 million. Restricted net assets decreased by $140 million (9%) for business-type activities, caused by the large increase in unemployment claims following Hurricanes Katrina and Rita, resulting in an increase in expenses of $560 million for the Unemployment Trust Fund.

   For fiscal year 2006, unrestricted net assets increased by $1 billion (23%) from 2005 for governmental activities. A large portion of this increase is due to an increase in sales tax revenue, which resulted from the construction boom and the increase in purchases of consumable goods following Hurricanes Katrina and Rita. Unrestricted net assets increased by $34 million (8%) for business-type activities reflecting increases in net assets of two Enterprise Funds. The Municipal Facilities Revolving Loan Fund has an increase of $19 million in net assets because of an increase in the loan portfolio, resulting in higher revenues and receivables. The Drinking Water Revolving Loan Fund has an increase in net assets of $9 million, reflecting an increase in notes receivable and cash.

   The State, like many other state and local governments, issues general obligation debt and distributes the proceeds to local governments and component units. The proceeds are used to expand universities and colleges, fund capital maintenance, build local schools, and for various other projects. The balance sheets of the component units and local government recipients reflect ownership of the related constructed capital assets, but not the debt obligation. The State is able to receive more attractive financing arrangements to fund the projects of the local governments and component units; however, the State is left to reflect significant liabilities on its statement of net assets (balance sheet) which are reflected in the unrestricted net asset component since there are no offsetting capital assets.

   Consistent with last year, the major reason for the deficit in the unrestricted net assets for governmental activities is that the State reports general obligation debt for capital assets, which are reported on the financial statements of local governments and component units, as mentioned above. Additionally, the State records the unreserved/undesignated fund balances of the special revenue funds as restricted net assets.

   Cash Management. The State Treasurer is responsible for managing all cash and investments, with the exception of certain component units included in the reporting entity that have independent powers to manage and invest their funds. During fiscal year 2006, cash management and investment transactions managed by the State Treasurer included checking accounts, certificates of deposit, U.S. government and agency obligations, commercial paper, repurchase agreements, and security lending agreements. Legal requirements for the investment of funds maintained by the State Treasurer are discussed in Note 2 to the basic financial statements.

   For fiscal year 2006, the Treasury earned $161,324,115 on its fixed-income investments for the General Fund. The investments earned a cash rate of return of 3.61% during fiscal year 2006, which is a 16.4% increase from the 3.10% rate that earned $88,636,079 in the previous year. By comparison, the thirty-day Treasury Bill yield averaged 3.96% and the two-year Treasury Note averaged 1.46% during the same period.

   The investments of the Louisiana Education Quality Trust Fund earned a fixed income rate of return of -1.96% and a 9.62% return on equities for the 2006 fiscal year. The fund total return for 2006 was 1% with a cash yield of 5.54%, which is an increase of 6.4% from 2005.

   Debt Management. The Louisiana Constitution of 1974 provides that the state shall have no power, directly or indirectly, through any state board, agency, commission or otherwise to incur debt or issue bonds except by law enacted by two-thirds of the elected members of each house of the legislature. The State authorizes, issues, and sells debt obligations. General obligation bonds issued by the State are backed by the full faith and credit of the State. The State also issues revenue obligations, which are secured by a pledge of revenues or property derived from the operations of a program funded by the issuance of the obligations.

   Louisiana Revised Statutes 39:1365(25) limits the legislative authorization of general obligation bonds and other general obligations secured by the full faith and credit of the state by prohibiting total authorized bonds from exceeding an amount equal to two times the average annual revenues of the Bond Security and Redemption Fund for the last three fiscal years prior to such authorization.

   Debt Administration. The State authorizes, issues, and sells debt obligations. General obligation bonds issued by the State are backed by the full faith and credit of the State. The State also issues revenue obligations, which are secured by a pledge of revenues or property derived from the operations of a program funded by the issuance of the obligations.

   There was no new debt issued during this year.

   Risk Management. The primary government, through the Office of Risk Management, retains risk for property, casualty, and worker's compensation insurance, as well as coverage for all State property, with virtually no upper limits. Auto liability, comprehensive, and collision coverage is provided for the State fleet and other coverage, such as bonds, crime, aviation, and marine insurance, is provided as needed.

   Ratings. As of September 2007, all outstanding general obligation bonds of the State of Louisiana are rated A by Standard & Poor's Ratings Services and A2 by Moody's Investor's Service, Inc. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Louisiana issuers may be unrelated to the creditworthiness of obligations issued by the State of Louisiana, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the Louisiana IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the Louisiana IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the Louisiana IM-IT to pay interest on or principal of such bonds.

   The Louisiana IM-IT is susceptible to political, economic or regulatory factors affecting issuers of Louisiana municipal obligations (the "Louisiana Municipal Obligations"). These include the possible adverse effects of certain Louisiana constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Louisiana and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in Louisiana or contained in Official Statements for various Louisiana Municipal Obligations.

                               Maine Risk Factors

   Economic Outlook. Maine continues to grow consistent with the other New England states. The State is home to many renowned institutions of higher education, both public and private, industries, vacation areas, and world famous retailers, keeping the economy relatively stable and an incubator for new ideas and growth. Unemployment has remained close to the national average due to these stabilization factors. The State of Maine with an international reputation for recreational, cultural, historical and educational institutions remains a significant spoke of the New England economy. Maine's economy remains diversified.

   Inflation continued to rise though the past year. The Consumer Price Index rose nearly 4% from July 2005 to July 2006; however, fuel and utilities prices rose much faster. The rise in oil prices to over $70 a barrel in late summer due to unrest in the Middle East put pressure on both household and government budgets. Though oil prices have fallen into the $55 to $60 per barrel range, they will continue to affect budgeting decisions throughout fiscal year 2007.

   Personal income continues to rise in Maine faster than inflation. According to the latest statistics available, personal income is estimated to have risen by 5.6% in calendar year 2006. The solid growth in 2006 is in contrast to the much slower growth in 2005 when the state was affected by a number of events, the most significant of which was the BRAC process. Unemployment has hovered around the national average throughout the year. The rate in Maine stood at 4.7% in December of 2006 which is slightly above the national rate of 4.5%.

   Major Initiatives. Fiscal year 2006 saw the development and implementation of several important initiatives and the expansion of programs that have been provided in past years.

   Chapter 636, Public Laws of 2006, "An Act To Implement Task Force Recommendations Relating to Parity and Portability of Benefits for Law Enforcement Officers and Firefighters," enacted into law the expansion of retiree health benefits subsidized by the State of Maine to first responders such as firefighters and municipal and county law enforcement officers. The law provides that the State of Maine shall pay a premium subsidy of 45% for participating retirees.

   During fiscal year 2006, the Governor's Office of Health Policy and Finance expanded the State's Health Plan to address Maine's health care costs, quality and access and is a key element of Dirigo Health Reform. Issued every two years by the Governor's Office of Health Policy and Finance, the Plan is a roadmap to make Maine the healthiest state in the nation. By setting goals and identifying existing and new initiatives to achieve the result of making Maine the healthiest state, the Plan asks all of us - consumers, providers and payers - to play a role. At the close of the fiscal year, approximately 15,800 Maine people had health care coverage through both Dirigo Health's DirigoChoice program and Dirigo Health's MaineCare Companion Plan for eligible parents. There are 10,700 DirigoChoice members, including over 2,300 businesses, and over 5,100 MaineCare parents.

   "An Act To Accelerate Private Investment in Maine's Wireless and Broadband Infrastructure," was enacted in Chapter 665, Public Laws of 2006. Chapter 665 established the ConnectME Authority established to stimulate investment in advanced communications technology infrastructure in unserved or underserved areas. The authority is created as a body corporate and politic and a public instrumentality of the State.

   Budgetary Highlights. For the 2006 fiscal year, the final legally adopted budgeted expenditures for the General Fund amounted to $2.9 billion, an increase of about $200 million from the original legally adopted budget of approximately $2.7 billion. Actual expenditures on a budgetary basis amounted to approximately $113 million less than those authorized in the final budget; however, after deducting the encumbered obligations that will come due in fiscal year 2007, $71.4 million of unobligated funds remained as a result of a continuing concerted effort to control spending, primarily in the broad categories of education and social services. Actual revenues exceeded final budget forecasts by $71.4 million mainly due to higher than expected personal income tax, corporate tax, and sales tax revenues.

   As a part of the final budget adjustment for Fiscal Year 2006, the Legislature approved a direct appropriation to the State's Budget Stabilization Fund in the amount of $29 million. The additional appropriation increased the balance in the Fund to $79.9 million as of June 30, 2006.

   The cost of the State's Medicaid Program exceeded the $632 million in resources approved in the legally adopted budget for Fiscal Year 2006, requiring additional budgetary resources amounting to approximately $75 million. The Legislature adjusted the budget by advancing the funding from the budgeted resources for Fiscal Year 2007, causing a potential shortfall by the same amount. The budget adjustments were required to meet the cost of the weekly cycle payments as well as continue to make "interim payments"to providers as a result of continuing claims processing problems with the Department of Health and Human Services Maine Medical Claims Management System known as MECMS. We note that the Department has submitted an emergency request for Fiscal Year 2007 which will be considered by the Legislature.

   Debt Management. The Constitution of the State of Maine provides that the Legislature shall not create any debt which exceeds $2,000,000 except to suppress insurrection, to repel invasion or for purposes of war except when two-thirds of the Legislature and a majority of the voters authorize the issuance of debt. The Constitution also provides that tax anticipation loans must be repaid during the fiscal year of issuance. Constitutional amendments have been adopted which also allow the Legislature to authorize the issuance of bonds to insure payments on revenue bonds of up to $4,800,000 for local public school building projects; in the amount of up to $4,000,000 to guarantee student loans; to insure payments on up to $1,000,000 of mortgage loans for Indian housing; to insure payments on up to $4,000,000 of mortgage loans or small business loans to war veterans; and to insure payments on up to $90,000,000 of mortgage loans for industrial, manufacturing, fishing, agricultural, and recreational enterprises. This last authorization has been limited statutorily to a maximum of $87,500,000 available for issue through the Finance Authority of Maine.

   When issuing General Obligation Bonds, the State of Maine pledges its full faith and credit to repay the financial obligation. Unless certain tax revenue streams are specifically restricted, states typically pledge all of their tax raising powers to secure the obligations. The major bond rating agencies regularly assess the capacity and willingness of the State to repay its general obligation debt. Moody's Investors Service, Standard & Poor's make their assessments, in large part, by examining four basic analytical areas: economy financial performance and flexibility debt burden administration. The economic base is the most critical element in determining the rating. Growth and diversity in the demographics, tax base, and employment base of the State over the last decade are indicators of future growth prospects and debt repayment capabilities. Generally, States with higher income levels and diverse economic bases have superior debt repayment capabilities and are better protected from sudden shocks or unexpected volatility in the economy. Because a strong economy does not always ensure a State's ability to meet debt payments, the State's financial management and performance are also key factors.

   Financial analysis involves several factors, including: accounting and reporting methods; revenue and expenditure patterns; annual operating and budgetary performance; leverage and equity positions; budget and financial planning; and contingency obligations. These factors present a clear indication of the financial strengths and weaknesses of the State. The rating agencies' analyses of these factors provide the framework for judging Maine's capacity to manage economic, political, and financial uncertainties.

   At year-end, the State had $909 million in general obligation and other long-term debt outstanding. During the year, the State reduced outstanding long-term obligations by $71.9 million for outstanding general obligation bonds and $260.1 million for other long-term debt. Also during fiscal year 2006, the State incurred $173.2 million of additional long-term obligations.

   Risk Management. In general, the State is "self-insured" for health and dental insurance, worker's compensation, tort liability, vehicle liability, marine and aircraft, property losses, and retiree health insurance for State employees and teachers. The Risk Management Division's activities include analysis of and control over insurance coverage and risk exposure. Risk Management funds the cost of providing claims servicing and claims payment by charging premiums to agencies based on a review of past losses and estimated losses for the current period.

   Ratings. As of September 2007, all outstanding general obligation bonds of the State of Maine are rated AA- by Standard & Poor's Ratings Services and Aa3 by Moody's Investor's Service, Inc. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Maine issuers may be unrelated to the creditworthiness of obligations issued by the State of Maine, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the Maine IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the Maine IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the Maine IM-IT to pay interest on or principal of such bonds.

   The Maine IM-IT is susceptible to political, economic or regulatory factors affecting issuers of Maine municipal obligations (the "Maine Municipal Obligations"). These include the possible adverse effects of certain Maine constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Maine and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in Maine or contained in Official Statements for various Maine Municipal Obligations.

                              Maryland Risk Factors

   State Government. Maryland ratified the United States Constitution on April 28, 1788. Its capital is Annapolis, where the principal activities of state government are centered. Its employment is based largely in services, trade and government. These sectors, along with finance, insurance and real estate are the largest contributors to the gross state product. The State has a bicameral legislature, the General Assembly, composed of the Senate with 47 members and the House of Delegates with 141 members. The General Assembly meets annually for a 90-day session beginning on the second Wednesday in January.

   The Maryland Constitution requires the Governor to submit to the General Assembly a balanced budget for the following year. The General Assembly cannot increase the budget except in certain organizational units. The budget currently uses a legally mandated budgetary fund structure. Each state agency is provided appropriations at a program level, which is the level at which expenditures cannot legally exceed the appropriations. The State also utilizes an encumbrance system to serve as a tool for managing available appropriations. Maryland maintains its accounts to conform with the legally mandated budget and also to comply with generally accepted accounting principles. Financial control is generally exercised under the budgetary system.

   There is a Spending Affordability Committee which consists of certain designated officers of the General Assembly and other members as may be appointed by the President of the Senate and the Speaker of the House of Delegates. Each year the Committee must submit a report to the General Assembly's Legislative Policy Committee and to the Governor recommending the level of State spending, the level of new debt authorization, the level of State personnel and the use of any anticipated surplus funds.

   Also, the General Assembly created a Capital Debt Affordability Committee, the members of which are the Treasurer, the Comptroller, the Secretary of Budget and Management, the Secretary of Transportation, and one person appointed by the Governor. This Committee is required to submit to the Governor by September 10 of each year an estimate of the maximum amount of new general obligation debt that prudently may be authorized. The Committee's recent reports encompass all tax supported debt, including in addition to general obligation debt, bonds issued by the Department of Transportation, bonds issued by the Maryland Stadium Authority and capital lease transactions. Although the Committee's responsibilities are advisory only, the Governor is required to give due consideration to the Committee's finding in preparing a preliminary allocation of new general obligation debt authorizations for the next ensuing fiscal year.

   Economy and Outlook. Although continuing to grow, Maryland's economy has slowed in 2006. Employment growth was 1.4% in 2005, below national growth for the first time in six years, but growth has fallen to under 1.3% through nine months of 2006, and the gap between national growth has widened. Unemployment is currently at 4.0%, having risen half a point from its low earlier in the year, but is still at historically low levels and still more than half a point below the national average, although this gap has narrowed. Slowdowns in the construction, leisure and hospitality services and professional and business services industries have offset the accelerating education and health services and information industries. While the State's economy is expected to continue to expand, it, like the national economy, is expected to slow through 2007.

   The housing market in Maryland outperformed that the national market over the past five years. Since 2000, when the median price of existing homes was nearly the same in Maryland and the nation, home prices in Maryland more than doubled, while national home prices have only risen by two-thirds. This has caused a surge in housing related employment. Maryland's construction, building supplies, finance, and real estate industries have all benefited over the past five years, growing roughly 39.8% as a group while the rest of the private sector grew by only 3.0%. These sectors generated over 18,000 new jobs in the State since 2000, almost one-quarter of the total, despite representing only 3.1% of private sector employment in 2005.

   But the housing market has turned, and the drivers of economic growth over the past five years are now likely to become drags. The woes the construction industry, for example, can cause Maryland's economy are clear. In the recession of the early 1990s, over 46,000 construction jobs were lost, nearly half of the jobs lost in the State. Not until September 2003 did the construction industry regain all of these jobs, eight full years after total employment in the State had reached a new high. The impact of the housing market on construction employment is one of the key factors facing the State's economy at this point. Whether nonresidential construction can compensate and how far residential construction falls will play a large role in determining whether economic growth in the State in 2007 is stagnant or negative, or is relatively strong for this point in the business cycle.

   Aside from the housing sector, the State's economy faces other risks. Energy prices have fallen dramatically over the past few months, but they could spike at any time, particularly with continued instability in the Middle East. The very high cost of energy over the past year did not put a noticeable break on Marylanders' spending, but much of that spending has been financed by debt. Another bout of high gasoline or natural gas prices may not be so easily absorbed. If the national economy falls into recession, due to housing or any other reason, Maryland will not escape unscathed.

   Lastly, there is a risk that the Base Realignment and Closure Commission
(BRAC) recommendations will not result in as great an impact on Maryland's economy as initially hoped. Over the past year, with more detailed analysis of the impact of the BRAC recommendations, a consensus has developed that many of the jobs moved into the State, particularly from New Jersey, will not bring the incumbents with them but instead will be filled by naturally occurring population growth. And many of the jobs brought over from Virginia may be filled by the incumbents, but at least for the short term, many will commute into the State or telecommute. State and local agencies are continuing study of the impact. Despite these issues, the BRAC process will be a substantial positive for the State's economy over the latter half of this decade.

   Maryland's economy is expected to continue growing, although at a slower rate than in 2005. Housing-related industries including construction, finance and real estate will join with a declining manufacturing sector and stagnant trade industry to offset healthy expansion in the services, especially education and health services. Federal government procurement, only about half of which is defense-related, and other federal spending will continue to provide a solid base for the State, as will the State's wealth and increasing number of high-skill jobs. Employment growth is expected to reach 1.4% in 2006 before slowing to 1.1% in 2007. A modest acceleration to 1.3% in 2008 is forecast. Wage and salary growth will reach 7.6% in 2006 before slowing to 5.6% in 2007 and 2008. The following chart provides an overview of Maryland's employment for the next year.

   Major Budgetary Initiatives. The State's budget for fiscal year 2007 totals $29.6 billion, a 12% increase over the fiscal year 2006 budget. This includes an increase of $462 million for public school education, kindergarten through grade
12. Public Safety had an increase of 3.7% over the fiscal year 2006 budget, including $32.6 million to support recruitment and retention of highly trained correctional officers and $10 million to continue development of Maryland's six-year $70 million Public Safety Communications Interoperability Transformation Program.

   The 2007 Medicaid budget is $4.7 billion; a $350 million or 8.5% increase over fiscal year 2006. Budget highlights for health care include $20.4 million for programs to help Marylanders with developmental disabilities; an increase of $10.6 million to expand the Medicaid Buy-In program to be able to maintain Medicaid coverage for the disabled after obtaining employment, an increase of $4.4 million to support substance abuse treatment programs and $20 million for the Stem Cell Research Fund.

   The Bay Restoration Fund, starting in 2007, is anticipated to receive approximately $58 million per year. These revenues are expected to be pledged as security for future revenue bonds issued by the Maryland Water Quality Financing Administration and the proceeds applied to grant funds to upgrade wastewater treatment plants and enhance nutrient removal technology.

   Maryland's fiscal year 2007 capital budget totals approximately $3.2 billion. This amount includes $1.4 billion for State-owned capital projects as well as capital programs that provide grants and loans to local governments and the private and non-profit sectors. This amount also includes $382.8 million for land preservation programs, and $281 million for public school construction. The remainder of the capital budget, $1.8 billion, is for highway projects, mass transit and other transportation improvements.

   Financial Highlights. Maryland reported net assets of $18.6 billion and $16.9 billion in fiscal years 2006 and 2005, respectively. Of this amount in fiscal year 2006, a balance of $1.8 billion was reported as total unrestricted net assets, which includes a $140 million balance in governmental activities and $1.7 billion balance in business-type activities.

   The State's total net assets increased by $1.7 billion as a result of this year's operations. The net assets for governmental activities increased by $1.3 billion (10.3%). Net assets of business-type activities increased by $379 million (8.4%). The State's governmental activities had total expenses of $22.3 billion, total revenues of $23.1 billion and net transfers from business-type activities of $458 million for a net increase of $1.3 billion. Business-type activities had total expenditures of $2.0 billion, program revenues of $2.9 billion, and transfers out of $458 million for a net increase in net assets of $379 million. Total State revenues were $26.0 billion, while total costs for all programs were $24.3 billion.

   Financial Analysis of the State's Funds. Governmental funds reported a combined fund balance of $4.3 billion, an increase of $1.1 billion (35.0%) from the prior year.

   The General Fund reported an unreserved, undesignated fund balance of $731 million and an unreserved, designated fund balance of $1.3 billion compared to an unreserved undesignated fund balance of $308 million and an unreserved, designated fund balance of $777 million last year, an increase of $423 million and $534 million, respectively. The total unreserved fund balance in the governmental funds was $2.2 billion, compared to the unreserved fund balance of $1.1 billion in the prior year.

   Governmental funds reported a total reserved fund balance of $2.1 billion in 2006, the same balance as the prior year. Of this amount, $805 million was in the "State Reserve Fund" and available for future needs, an increase of $265 million over the prior year.

   Debt Management. Total bonds, obligations under long-term leases and other nontraditional Transportation debt at year end was $10.0 billion, a net increase of $484 million (5%) over the prior year.

   $750 million General Obligation Bonds and $100 million Transportation Bonds were issued during the year.

   As of June 30, 2006, the State had outstanding bonds totaling $8.4 billion. Of this amount $4.5 billion were general obligation bonds, backed by the full faith and credit of the State. The remaining $3.9 billion was secured solely by the specified revenue sources.

   Ratings. As of September 2007, all outstanding general obligation bonds of the State of Maryland are rated AAA by Standard & Poor's Ratings Services and Aaa by Moody's Investor's Service, Inc. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Maryland issuers may be unrelated to the creditworthiness of obligations issued by the State of Maryland, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the Maryland IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the Maryland IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the Maryland IM-IT to pay interest on or principal of such bonds.

   The Maryland IM-IT is susceptible to political, economic or regulatory factors affecting issuers of Maryland municipal obligations (the "Maryland Municipal Obligations"). These include the possible adverse effects of certain Maryland constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Maryland and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in Maryland or contained in Official Statements for various Maryland Municipal Obligations.

                           Massachusetts Risk Factors

   Profile of the Commonwealth of Massachusetts. The Commonwealth of Massachusetts was the sixth of the original 13 colonies to ratify the United States Constitution, joining the United States on February 6, 1788. Boston, the capital of the Commonwealth since its founding, dates from 1630. The Commonwealth has an area of 8,257 square miles. Geographically, the Commonwealth includes 351 cities and towns. The largest city is the capital, Boston. Employment is largely in the education, health services, wholesale and retail trade, warehousing and public utilities sectors. The Massachusetts Constitution was ratified in 1780 while the Revolutionary War was still in progress, nine years before the United States Constitution was adopted. It is the oldest written Constitution now in use in the world. It specified three branches of
Government: Executive, Legislative, and Judicial. "The Great and General Court," elected every two years, is made up of a Senate of forty members and a House of Representatives of one hundred and sixty members. The Massachusetts Senate is the second oldest democratic deliberative body in the world.

   Economic Outlook. For the first time since June of 1995, during fiscal year 2006, the Commonwealth's unemployment rate exceeded the United States as a whole. The Commonwealth's rate lagged from 0.2% to 0.5% during the spring and summer of 2006. Though in October of 2006, the Commonwealth's rate of 4.6% was 0.2% less than it was a year earlier. The Commonwealth continues to contain a large employment base of education, health and human services positions that stabilize the economy. Per capita net income remains at least 20% ahead of the national average. However, concerns are long held in the Commonwealth about affordable housing costs.

   Massachusetts continues to recover economically. Our Commonwealth is home to many world-renowned institutions of medicine and higher education, both public and private, keeping the economy relatively stable and an incubator for new ideas and growth. Unemployment has dropped due to this stabilization. The Commonwealth, with an international reputation for medical, cultural, historical and educational institutions remains the economic and educational hub of New England. The Commonwealth's economy remains diversified, but its strongest component is its knowledge - based technology and service industries. The Commonwealth is home to 14 S&P 500 companies, among them six Fortune 500 headquarters.

   Massachusetts' infrastructure provides strong support for this knowledge-based economy. There are over 120 colleges and universities located in Massachusetts, and the 2000 US Census, updated in March of 2005, estimated that 36.6% of the residents over age 25 have earned bachelor's degrees, compared to an estimate of 28% for the United States as a whole. In the same survey, nearly 88% of residents over age 25 at least have a high school diploma. In primary education, the National Assessment of Education Progress ranks Massachusetts first in 4th and 8th grade mathematics and reading, second in writing and fourth and sixth in science in grades 4 and 8, respectively. This shows that Massachusetts school children are consistently among the best educated in the nation.

   Per capita net income rose 5.4% in fiscal year 2006, though lagging behind the 6.4% rise nationally. However, on a dollar basis, per capita net income is over $9,800 higher than the national average.. Unemployment continued to stagnate during the year, beginning the year at 4.7% and ending at 5%, but reducing to 4.6% in October. However, for most of the year, the federal rate was slightly lower.

   Net Assets. The liabilities of the Commonwealth exceeded its assets at the end of fiscal year 2006 by over $6.6 billion, an improvement of nearly $1.9 billion during the fiscal year. Of the $6.6 billion amount, "unrestricted net assets" is reported as a negative $11.6 billion. The primary reason for negative unrestricted net assets is that the Commonwealth is incurring long-term obligations to either construct or assist political subdivisions in constructing assets owned by these political subdivisions. For example, upon completion, the Central Artery / Third Harbor Tunnel (CA/T) will be owned by the Massachusetts Turnpike Authority and the Massachusetts Port Authority. The Commonwealth, however, is paying for the construction of these assets and retains a large amount of related debt. Similarly, the Commonwealth has a liability of $6.3 billion for its share of the construction costs of schools owned and operated by municipalities through the Massachusetts School Building Authority (MSBA). This is the first full year of operations for the MSBA, which reports its balances and operations as a "blended" component unit of the Commonwealth. Because of the statutory prohibition of the MSBA from accepting applications for new school construction until July 1, 2007, the payment of $2.3 billion in grants to municipalities and the continuation of the audits of existing projects resulting in lower costs due from the Commonwealth, this liability to municipalities dropped significantly in FY06. During the fiscal year, significant restricted net asset balances were also set aside for unemployment benefits and debt retirement.

   Changes in Net Assets. The Commonwealth's net assets increased by nearly $1.9 billion in fiscal year 2006. Net assets of governmental activities increased by them majority of this $1.9 billion, incurring a $1.2 billion change during the fiscal year. The increase in net assets is primarily attributable to the aforementioned school construction activity and increased tax revenues. Tax revenues rose by nearly $1.1 billion above prior year collections. Expenses of governmental activities were over $34 billion. This reduction from fiscal year 2005's $39 billion is almost entirely due to the aforementioned reduction in accrued school construction grants payable ($8.7 billion in fiscal year 2005 reducing to $6.3 billion in fiscal year 2006.) However, major categories of expenses rose, led by Medicaid costs. General revenue for the Commonwealth, net of transfers, but including taxes, investment income and tobacco settlement income from governmental activities was nearly $20.1 billion. Net assets of the business - type activities showed an increase of nearly $605 million.

   Governmental Fund Balances. At June 30, 2006, the Commonwealth's governmental funds reported a combined ending fund balance of nearly $7.3 billion. Of the $7.3 billion, nearly $3.1 billion represents unreserved fund balance. This is an increase of $2.2 billion from previous years primarily due to an increase in the general fund fund balance of $854 million. The highway fund maintains a deficit of over $1.0 billion. The highway fund's deficit increased by $243 million from the prior year. The unreserved fund balance of over $3.1 billion includes the highway fund deficit. Similar to last year, a $124.6 million has been declared as a receivable in the governmental funds related to anticipated tobacco settlement proceeds in fiscal year 2007. The MSBA's fund balance of $1.3 billion is blended into the Commonwealth. Within this fund balance are financing sources related to $2.5 billion of bond proceeds, $173 million of related premium and a final allocation of $435 million in Commonwealth general obligation bonds transferred to the MSBA. Governmental reserved fund balances total nearly $4.1 billion. Included is nearly $936 million for continuing appropriations, nearly $2.2 billion for stabilization, nearly $19 million in bond proceeds reserved for capital projects, most of which are connected with the Boston Convention and Exhibition Center project and nearly $944 million reserved for retirement of indebtedness, the vast majority of which is held in escrows related to refunding bonds.

   Debt Administration. The Commonwealth issues short-term and long-term debt. Debt that is general obligation in nature is backed by the full faith and credit of the Commonwealth and paid from governmental funds. Additionally, short-term notes are issued and redeemed annually.

   Exclusive of MSBA, the Commonwealth issued over $1.8 billion in debt this year. An additional $538 million was sold in the form of refunding bonds, taking advantage of interest rate changes on previously issued debt. MSBA issued one of the largest transactions of any entity in Commonwealth history, selling $2.5 billion in bonds early in the fiscal year. Subsequent to year end, the Commonwealth issued four series of bonds, including $486 million of general obligation bonds, nearly $10 million in college opportunity bonds in August 2006, $521 million in refunding bonds in October and an additional $173 million in refunding and $339 million in new funding in late November. The majority of bond sales were for transportation purposes, as well as for the MSBA. During fiscal year 2006, over $1 billion in bond principal was repaid, with an additional $672 million refunded.

   Ratings. As of September 2007, all outstanding general obligation bonds of the Commonwealth of Massachusetts are rated AA by Standard & Poor's Ratings Services and Aa2 by Moody's Investor's Service, Inc. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Massachusetts issuers may be unrelated to the creditworthiness of obligations issued by the Commonwealth of Massachusetts, and there is no obligation on the part of the Commonwealth to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the Massachusetts IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the Commonwealth and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the Massachusetts IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the Massachusetts IM-IT to pay interest on or principal of such bonds.

   The Massachusetts IM-IT is susceptible to political, economic or regulatory factors affecting issuers of Massachusetts municipal obligations (the "Massachusetts Municipal Obligations"). These include the possible adverse effects of certain Massachusetts constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Massachusetts and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various Commonwealth and local agencies in Massachusetts or contained in Official Commonwealthments for various Massachusetts Municipal Obligations.

                              Michigan Risk Factors

   Generally. Michigan's economy relies on the performance of the manufacturing sector in general and the auto industry specifically. Given extremely weak manufacturing employment performance, declining vehicle production, continued declines in "Big Three" market share along with continued supply rationalization among vehicle suppliers, Michigan's employment performance has been below the national average. Substantial productivity gains in the manufacturing sector and vehicle industry have also contributed to Michigansub-par employment performance.

   Michigan personal income is forecast to increase 2.8% in 2007 and 3.0% in 2008. In fiscal year 2007, wages and salaries are expected to grow by 1.5% and then slow to 1.2% growth in fiscal year 2008. The inflation rate is expected to remain moderate at 1.3% in fiscal year 2007 and 2.5% in fiscal year 2008.

   The current U.S. economic expansion is now five years old, having begun in November 2001. The U.S. economy, as measured by inflation-adjusted gross domestic product, is estimated to have grown 3.3% in 2006 and is predicted to slow substantially to 2.2% in 2007 before rebounding to 2.7% growth in 2008.

   Light vehicle sales fell 450,000 units to 16.5 million units, the lowest level since 1998. The Big Three vehicle market share continued to shrink. As a result, "Big Three" vehicle sales fell from 9.7 million units to 8.9 million units, the lowest level since 1992. Light vehicle sales are forecast to be 16.3 million units in 2007 and 16.5 million units in 2008.

   U.S. employment has increased each month since mid-2003. Employment gains in 2006 averaged approximately 190,000 jobs a month. Monthly U.S. employment now exceeds its pre-recession peak by 4.6 million jobs. For calendar year 2006, U.S. employment rose 1.8%. The U.S. unemployment rate is projected to remain relatively stable with a 4.6% and 4.7% unemployment rate in 2007 and 2008, respectively.

   Revenues and Expenditures. In recent years, the State of Michigan has, except as described below, reported its financial results in accordance with generally accepted accounting principles. During fiscal year 2006, the State was again faced with difficult budget challenges that resulted in amendments to the original budget by various supplemental appropriations and appropriation reductions. General-purpose tax revenues of $8.4 billion were $251.7 million more than the original estimate of $8.1 billion. Restricted revenue inflows of $14.2 billion were $169.2 million less than the estimated $14.4 billion. The General Fund received transfers of $256.0 million from other appropriated funds. The largest transfer was from the Liquor Purchase Revolving Fund, totaling $152.4 million. Differences between the final budget and actual spending result from spending authority lapses of $88.2 million and restricted revenue authorized, but not spent, of $8.4 million. The Michigan State Police finished the year with net over-expenditures of $2.9 million. All other agencies finished the year with lapses.

   In November of 1997, the State Legislature adopted legislation to provide for the funding of claims of local school districts, some of whom had alleged in a lawsuit, Durant v. State of Michigan, that the State had, over a period of years, paid less in school aid than required by the State's Constitution. Under this legislation, the State paid to school districts which were plaintiffs in the suit approximately $212 million from the Budget Stabilization Fund on April 15, 1998, and will be required to pay to other school districts an estimated amount of $632 million over time. Those payments, which commenced in fiscal year 1998-99, are being paid from the Budget Stabilization Fund and the General Fund, half in annual payments over 10 years and half in annual payments over 15 years.

   The Michigan Constitution of 1963 limits the amount of total revenues of the State raised from taxes and certain other sources to a level for each fiscal year equal to a percentage of the State's personal income for the prior calendar year. In the event that the State's total revenues exceed the limit by 1 percent or more, the Michigan Constitution of 1963 requires that the excess be refunded to taxpayers. There can be no assurance that any financial difficulties the State may experience will not adversely affect the market value or marketability of the Bonds or the ability of the respective obligors to pay interest on or principal of the Bonds, particularly in view of the dependency of local governments and other authorities upon State aid and reimbursement programs and, in the case of bonds issued by the State Building Authority, the dependency of the State Building Authority on the receipt of rental payments from the State to meet debt service requirements upon such bonds. In the 1991 fiscal year, the State deferred certain scheduled cash payments to municipalities, school districts, universities and community colleges. While such deferrals were made up at specified later dates, similar future deferrals could have an adverse impact on the cash position of some local governmental units. Additionally, the State reduced revenue sharing payments to municipalities below that level otherwise provided under formulas in each of those years.

   The Trust may contain general obligation bonds of local units of government pledging the full faith and credit of the local unit which are payable from the levy of ad valorem taxes on taxable property within the jurisdiction of the local unit. Such bonds issued prior to December 22, 1978, or issued after December 22, 1978 with the approval of the electors of the local unit, are payable from property taxes levied without limitation as to rate or amount. With respect to bonds issued after December 22, 1978, and which were not approved by the electors of the local unit, the tax levy of the local unit for debt service purposes is subject to constitutional, statutory and charter tax rate limitations. In addition, several major industrial corporations have instituted challenges of their ad valorem property tax assessments in a number of local municipal units in the State. If successful, such challenges could have an adverse impact on the ad valorem tax bases of such units which could adversely affect their ability to raise funds for operation and debt service requirements.

   Assets. The State's combined net assets decreased $692.2 million (4.0 percent) over the course of this fiscal year's operations. The net assets of the governmental activities decreased $420.4 million (2.5 percent) and business-type activities had a decrease of $271.8 million (30.1 percent). The largest component of the State's net assets ($15.8 billion) reflects its investment in capital assets (e.g., land, buildings, equipment, infrastructure, and others), less any related debt outstanding that was needed to acquire or construct the assets. Restricted net assets are the next largest component, comprising $2.7 billion. These represent resources that are subject to external restrictions, constitutional provisions, or enabling legislation on how they can be used. The State's unrestricted net assets were ($1.7) billion as of the close of the year. A positive balance in unrestricted net assets represents excess assets available to meet ongoing obligations. A negative balance means that it would be necessary to convert restricted assets to unrestricted assets if all ongoing obligations were immediately due and payable.

   Debt Management. The State Constitution authorizes general obligation long-term borrowing, subject to approval by the Legislature and a majority of voters at a general election. During the year, the State issued general obligation refunding bonds to retire older bonds as well as issued revenue-dedicated bonds to retire grant anticipation notes and to secure more favorable interest rates and reduce certain debt service payments. In addition, the Michigan Tobacco Settlement Finance Authority issued taxable tobacco settlement asset-backed bonds of $490.5 million to fund economic development initiatives.

   Ratings. As of September 2007, State of Michigan general obligation bonds are rated AA- by Standard & Poor's and Aa3 by Moody's. There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Michigan issuers may be unrelated to the creditworthiness of obligations issued by the State of Michigan, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Michigan issuers may be unrelated to the creditworthiness of obligations issued by the State of Michigan, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the Michigan IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the Michigan IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the Michigan IM-IT to pay interest on or principal of such bonds.

   The Michigan IM-IT is susceptible to political, economic or regulatory factors affecting issuers of Michigan municipal obligations (the "Michigan Municipal Obligations"). These include the possible adverse effects of certain Massachusetts constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Michigan and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in Michigan or contained in Official Statements for various Michigan Municipal Obligations.

                             Minnesota Risk Factors

   Economic Outlook. Minnesota's economy resulted in statewide payroll employment growing rapidly in the last quarter of fiscal year 2006. However, this surge in hiring was not sufficient to bring job growth in the state up to the U.S. average for the entire fiscal year. Payroll employment in the state grew at a 1.4 percent annual rate in fiscal year 2006, 0.1 percent less than the national average. Minnesota added just over 66,000 jobs in fiscal year 2006, 33,000 of those jobs were added in the last quarter of the fiscal year. Only 21,000 jobs were added statewide in all of fiscal year 2005. Minnesota's unemployment rate remained below the U.S. average throughout the fiscal year, averaging 4.0 percent, 0.8 percent less than the U.S. average rate of 4.8 percent. The strong employment growth in the last quarter of the fiscal year was also evident in the unemployment statistics. By June 2006, Minnesota's unemployment rate had fallen to 3.6 percent. The U.S. rate for June 2006 was 4.6 percent.

   Personal income growth during the fiscal year 2006 also failed to keep pace with the U.S. averages. Minnesota's personal income grew by 5.3 percent between the second quarter of 2005 and the second quarter of 2006. The U.S. average growth rate was 7.2 percent. In fiscal year 2005, Minnesota personal income grew by 3.8 percent, again well below the U.S. average growth rate of 5.4 percent. In calendar year 2005, per capita personal income in Minnesota was $37,322, 8.2 percent more than the U.S. average. Minnesota ranked ninth among all states in personal income per capita.

   Weakness in the housing and auto sectors is expected to cause real GDP growth to slow during fiscal year 2007. The November baseline from Global Insight, Inc., Minnesota's national economic forecaster, called for growth at a 2.6 percent annual rate. In fiscal year 2006, real GDP grew at an annual rate of 3.4 percent. The Minnesota outlook for fiscal year 2007 reflects that national slowdown. Employment growth in Minnesota is expected to be slightly weaker than the U.S. average, growing by 0.9 percent compared to the projected 1.1 percent national growth, and 0.5 percentage points less than in fiscal year 2005. The forecast calls for only 26,000 jobs to be added to Minnesota payrolls by the end of fiscal year 2007. Employment in the construction sector is a particular concern. The slump in home building is expected to cut construction employment by 9,000 jobs over the fiscal year. Employment in the lumber and wood products sector is also expected to decline. The largest increases in employment come from the hospitality, professional business services, and health and education sectors. Minnesota's agricultural sector is expecting another strong year and farm incomes for the 2006 crop year should provide a modest boost to state personal income in fiscal year 2007.

   Major Initiatives. The fiscal year 2006 budget was adopted in July 2005. The Legislature was unable to agree on tax and appropriation bills by the constitutional deadline on May 23, 2005. The final budget was enacted during a special legislative session that lasted from May 24 to July 13, 2005.

   During the 2006 legislative session, no significant general tax law changes occurred. General Fund resources for the biennium were increased by $875 million (2.9 percent) over the current law forecast that preceded budget approval. This increase in resources, beginning in fiscal year 2006, is attributable primarily to a new health impact fee on cigarettes and other tobacco products that was expected to yield $401 million for the two-year period. In fiscal year 2006, $210 million was recognized as revenue from this source. An additional $304 million in biennial revenues was expected from changes in tax compliance and collection activities, and an additional $170 million was anticipated from changes affecting other tax and non-tax revenue sources.

   Authorized General Fund spending for the biennium was set at $30.574 billion, an 8.4 percent increase over the preceding two-year period. Based on the February 2006 forecast adjusted for 2006 legislative session law changes, enacted spending was $397 million more than previously forecast. Changes are highlighted for the two largest areas of state spending: general education represents nearly 40 percent of state General Fund spending, while health and human service programs account for approximately 25 percent. A $565 million increase from the February forecast levels in general education spending was, in part, offset by $367 million of savings enacted in health and human services' program spending.

   There was no material change in the status of General Fund budgetary reserves, or the statutory requirements that govern the allocation of projected budgetary balances in the state forecasts. Provisions require that any forecast of General Fund balances must be used to increase the Budget Reserve Account to $653 million. That requirement was met in fiscal 2005. The remaining budgetary reserves represent the cash flow and tax relief accounts.

   Additional forecast balances were automatically allocated to reverse the shift of school aid payments and property tax recognition changes enacted in 2002 and 2003. During fiscal year 2006, a total of $569.8 million was allocated to school shifts savings and buybacks. Of this amount, $355.5 million affected the formula entitlement payments to school districts as the payment schedule was modified from an 84.3 percent payment during the year, with a 15.7 percent settlement in the following year, to a 90 percent payment during the year, with a 10 percent settlement. This action reduced the budget-to-GAAP difference related to education aids in the General Fund. The remaining $214.3 million was a one-time spending reversal of a prior year aid reduction. This portion does not affect budget-to-GAAP differences.

   Debt Management. The state debt management policy has four guidelines. The first requires that the ratio of budgeted biennial debt service expenditures for general obligation bonded debt, paid by transfers from the General Fund, should not exceed 3.0 percent of total projected biennial General Fund non-dedicated revenues, net of refunds, on a budgetary basis. The ratio of transfers to net non-dedicated revenues for the biennium ending June 30, 2007 is 2.4 percent.

   The second and third guidelines state that general obligation bonded debt should not exceed 2.5 percent of the total personal income for the state, and also that the total debt of state agencies and the University of Minnesota should not exceed 3.5 percent of total personal income. These ratios were 1.8 percent and 2.9 percent, respectively, based on debt outstanding at June 30, 2006, and estimated personal income for the year ended on that date.

   The fourth guideline states that the total amount of state general obligation debt, moral obligation debt, state bond guarantees, equipment capital leases and real estate leases should not exceed 5.0 percent of the total personal income for the state. The ratio was 3.1 percent based on information at June 30, 2006.

   Cash Management. The majority of cash is held in the state treasury and commingled in state bank accounts. The cash in individual funds may be invested separately where permitted by statute. However, cash in most funds is invested as a part of an investment pool. Investment earnings of the pools are allocated to the individual funds where provided by statute. Earnings for all other participants are credited to the General Fund.

   Minnesota statutes require that deposits be secured by depository insurance or a combination of depository insurance and collateral securities held in the state's name by an agent of the state. This statute further requires that such insurance and collateral shall be in amounts sufficient to ensure that the deposits do not exceed 90 percent of the sum of the insured amount and the fair value of the collateral.

   The State Board of Investment manages the majority of the state's investing. Minnesota statutes broadly restrict investment to obligations and stocks of U.S. and Canadian governments, their agencies and their registered corporations, short-term obligations of specified high quality, restricted participation as a limited partner in venture capital, real estate, or resource equity investments and restricted participation in registered mutual funds.

   Legislation/Litigation. On May 8, 1998, Minnesota settled its lawsuit with the tobacco industry, resulting in a new revenue stream for the state. A small portion of the settlement ($202 million) was dedicated by the courts for specific purposes and will not be a part of the state's general revenues. A larger portion of the settlement (the one-time payments) was dedicated by the Governor and the legislature to be placed into endowments for specific purposes. The balance (the annual payments) will be deposited into the state's General Fund.

   The 2002 legislature expanded the uses of one-time tobacco settlement funds to allow for short-term borrowing by the state effective July 2003. The legislature created the endowments in response to the 1998 settlement and dedicated the proceeds to medical education and tobacco prevention. Up to five percent of the endowment's value is appropriated each year for health programs. After the recent law changes, appropriations may still be issued for medical education and tobacco prevention, but the state may use endowment balances if necessary to meet short-term cash flow needs.

   At any given time there may be numerous civil actions pending against the state of Minnesota which could, if determined adversely to the state, affect the state's expenditures and, in some cases, its revenues.

   Risk Management. Minnesota statutes permit the purchase of insurance on state-owned buildings and contents. The Commissioner of the Department of Administration may authorize the purchase of insurance on state properties should it be deemed necessary and appropriate to protect buildings and contents. All losses of state property are self-insured, covered by programs of the Risk Management Fund (an internal service fund), or covered by insurance policies purchased by the Risk Management Fund on behalf of state agencies. Employees' health and a portion of dental insurance are self-insured. Employees' life and the remaining dental insurance are provided through contracts with outside organizations. Premiums collected for these benefits have been more than sufficient to cover claims submitted.

   Ratings. As of September 2007, all outstanding general obligation bonds of the State of Minnesota are rated AAA by Standard & Poor's Ratings Services and Aa1 by Moody's Investor's Service, Inc. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Minnesota issuers may be unrelated to the creditworthiness of obligations issued by the State of Minnesota, and there is no obligation on the part of the state to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the Minnesota IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the state and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the Minnesota IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the Minnesota IM-IT to pay interest on or principal of such bonds.

   The Minnesota IM-IT is susceptible to political, economic or regulatory factors affecting issuers of Minnesota municipal obligations (the "Minnesota Municipal Obligations"). These include the possible adverse effects of certain Minnesota constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Minnesota and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various state and local agencies in Minnesota or contained in Official Statements for various Minnesota Municipal Obligations.

                              Missouri Risk Factors

   Economic Outlook. The State provides a range of services in the areas of agriculture, education, health and social services, transportation systems, public safety, law enforcement, judicial systems, economic development, conservation and natural resources, labor relations, and general administration.

   The State operates on a legally adopted budget in order to ensure compliance with legal provisions embodied in the annual appropriated budget passed by the General Assembly and approved by the Governor prior to the beginning of the fiscal year. If appropriations are not sufficient for a fiscal year, supplemental amounts are requested during the next legislative session by the same process that original appropriations are requested. Budgetary control is maintained at the departmental level. Expenditures cannot exceed the appropriation amounts at the individual appropriation level. Also, the Governor has the authority to reduce the allotments of appropriations in any fund if it appears that the revenue estimate will not be met. Unexpended appropriations lapse at the end of each appropriation year, unless reappropriated to the following appropriation year.

   Missouri's economy has continued to remain strong and diverse, with Missouri having one of the most diversified economies in the nation. As a major manufacturing, financial, and agricultural state, Missouri's economic health is tied closely to that of the nation. The national economy grew at a vigorous pace during the last half of fiscal year 2006, but is expected to slow to an average pace during the first part of fiscal year 2007.

   Missouri's personal income, which directly impacts individual income tax and sales tax, rose at a 5.3% rate during calendar year 2005. Personal income trends indicate that Missouri can expect continued growth during fiscal year 2007. Along with higher personal income, Missourians also enjoy the fifth lowest cost of living in the United States.

   Exports by Missouri companies topped $6.0 billion from January through June 2006, up more than 18% compared to the same period in 2005. Missouri set a state record for exports in 2005 with $10.5 billion in total global sales, and looks to exceed that mark in 2006. Twelve product categories had over $100 million in export ales for the second quarter of 2006.

   Missouri continues to become more competitive in the global marketplace, as can be seen by the upward trend in export totals for the last five years. Figures for Missouri export totals have risen from $6.2 billion in 2001 to $10.5 billion in 2005. Ongoing efforts to identify new international markets and trade opportunities for Missouri products will benefit the State's economy.

   Capital Assets. The State's investment in capital assets for its governmental and business-type activities as of June 30, 2006, was $28.1 billion (net of accumulated depreciation). This investment in capital assets includes construction in progress, infrastructure in progress, land, land improvements, buildings and improvements, equipment, and infrastructure.

   Long-Term Debt. At the end of fiscal year 2006, the State had total general obligation and other bonded debt outstanding of $2.6 billion. Of this amount, $739.9 million comprises debt backed by the full faith and credit of the government. Principal amounts retired in fiscal year 2006 were $50,975,000 for general obligation bonds and $87,335,000 for other revenue bonds.

   Budget. The State of Missouri completed fiscal year 2006 with a balanced budget. Net general revenue collections increased 9.2% from fiscal year 2005 ending with an amount of $7.3 billion. Also, consumer spending kept the economy growing at a steady pace. The approved budget for fiscal year 2007 anticipates an increase of 0.4% from fiscal year 2006.

   Missouri's economic future remains positive as evidenced by economic indicators and statistics. Personal income growth in the second quarter of 2006 was 1.8% compared to a national growth rate of 1.7%. Missouri ranked 9th among the states in quarter-to-quarter personal income growth. Exports increased from $9.7 billion in fiscal year 2005 to $11.4 billion in fiscal year 2006. The Purchasing Manager's Index, which measures key factors such as inventories, prices, and employment, remained above 50 during fiscal year 2006. A score above 50 indicates an expanding economy.

   Missouri's unemployment rate continued to drop in fiscal year 2006. At June 2006, the unemployment rate was 4.7% compared to the June 2005 unemployment rate of 5.3%. The national unemployment rate was 4.6% in June 2006.

   Due to the fact that Missouri is a manufacturing, financial, and agricultural state, its economy tends to mimic that of the nation. The national economy is expected to grow at a steadier pace in fiscal year 2007; consequently Missouri's employment is expected to continue to grow in 2007. The graph above shows total nonfarm employment in Missouri. At the end of fiscal year 2006, total employment was approximately 2.7 million, up 34,000 from fiscal year 2005. The increase in total employment for fiscal year 2006 was greater than the increase in fiscal year 2005. The increase was due to increased employment in all industries except manufacturing, information, and other services.

   In spite of continued growth, Missouri faces several funding challenges in mandatory programs such as education, health care, and the prison system.

   Funding remains a challenge for Missouri schools. A revision to the school funding formula was made in 2005 in response to a lawsuit filed by 257 of the 524 Missouri schools against the State in January of 2004 over both the equity in funding between schools and the overall adequacy of school funding. The revision in the school funding formula calls for $800 million to be phased in by the 2012-2013 school year. However, an amended lawsuit was filed in November 2005 and is expected to go to trial in January 2007. Plaintiffs seek approximately $2 billion annually. In fiscal year 2007, funding for Missouri Public schools increased by $173.4 million for a total funding level of approximately $1.07 billion.

   State universities and community colleges have seen both substantial funding cuts and tuition increases during past years. In fiscal year 2007, funding for higher education in Missouri will increase by nearly $20 million. This includes an increase of $17.2 million for public four-year colleges and universities and $2.7 million for community colleges.

   Over 900,000, or 1 in 6, Missourians will receive Medicaid in fiscal year 2007. Expected Medicaid growth over expected revenue growth for the Medicare system in fiscal year 2006 prompted the State to implement changes to sustain the program, including reducing income eligibility levels, annual reverification of Medicaid eligibility, general relief medical assistance programs, and $474 million in funding cuts. The Medicaid Reform Commission was also formed with the purpose of making recommendations to the General Assembly on redesigning, reforming, or restructuring a new Medicaid system to be enacted on June 30, 2008. For fiscal year 2007, the Medicare system is receiving increased funding of $617 million, including increased funding for existing medicare programs and increased funding for pharmacy costs to fund drugs that are excluded under the Medicare Modernization Act - Part D.

   The Medicare program is also at risk from potential changes at the federal level, which includes reducing the Medicaid provider rate cap from 6% to 3%, significantly affecting Missouri. This reduction would apply to hospitals, nursing homes, pharmacies, and managed care and could result in a loss of approximately $500 million in provider taxes, plus federal match of approximately $800 million, for a total loss of $1.3 billion. The loss of these funds would have to be replaced by State funds or the Medicaid program would have to be significantly reduced.

   Tougher crime laws, rising costs, and budgetary pressures have made it increasingly costly for the State's correctional facilities. The cost of maintaining these facilities will rise to approximately $641 million for fiscal year 2007, up from $589 million in fiscal year 2006. This is due partly to an increase in the prison population. The percentage increase in the male population from December 31, 2004 to December 31, 2005 was 0.008%, while the increase in the female prison population during that time period was 0.046%. In fiscal year 2007, $120 million in revenue bonds were issued to build a new women's prison at Chillicothe.

   Despite funding challenges, the State is working to stimulate the economy, increase efficiency, and decrease costs. In the past year, Missouri has passed House Bill 1270 which established the Missouri Renewable Fuel Standard Act, which requires most Missouri gasoline to contain at least 10% ethanol by January 1, 2008. This law benefits consumers, the economy, the environment, and Missouri farmers. Division of Facilities Management and Design & Construction were consolidated in fiscal year 2006, which eliminated the duplication of services that previously existed between the two divisions, increasing efficiency and decreasing costs. Also, Missouri created the Healthcare Technology Fund, which will recommend ways to encourage the implementation of technologies intended to improve the safety, quality, and costs of health care services in the State.

   Governmental Funds. At the end of fiscal year 2006, the State's governmental funds reported combined ending fund balances of $3.9 billion, an increase of $817.3 million or 26.6% over fiscal year 2005. Approximately 61.1% is unreserved and available for spending at the government's discretion. The remainder of fund balance is reserved to indicate that it is not available for new spending because it has already been committed: 1) for budget reserve, 2) to pay debt service, 3) for loans receivable, and 4) for a variety of other purposes.

   Proprietary Funds. The State has three major proprietary funds: State Lottery, Unemployment Compensation, and the Petroleum Storage Tank Insurance Fund. The State Lottery was established in 1986 to account for the sale of lottery tickets and lottery operations. Since 1992, public education has been the sole beneficiary of lottery proceeds. Unemployment Compensation accounts for contributions and payments collected from Missouri employers under the provision of the "Unemployment Compensation Law". This tax finances benefits for workers who become unemployed through no fault of their own. The Petroleum Storage Tank Insurance Fund accounts for moneys collected from transport load fees and participating owners of petroleum storage tanks. The fund pays cleanup expenses from petroleum leaks or spills from underground storage tanks and certain above ground storage tanks as well as third party property damage or bodily injury resulting from such discharges. This fund is one of the largest insurers of tanks in the country.

   The State Lottery Fund's net assets decreased by $6.0 million. Expenses increased by $90.2 million during the fiscal year which was partially offset by an increase in revenues. The increase in expenses was mainly due to an $84.5 million increase in prizes expensed.

   The Unemployment Compensation Fund's net assets increased by $164.6 million due primarily to a decrease of $88.2 million in unemployment benefit expenses and an increase in employer contributions of $81.2 million.

   The Petroleum Storage Tank Insurance Fund's net assets increased by $13.7 million. Expenses decreased by $12.7 million primarily due to a decrease of $12.1 million in environmental cleanup.

   The general fund is the chief operating fund of the State. At the end of fiscal year 2006, the State's general fund reported a total fund balance of $1.5 billion. The net increase in fund balance during fiscal year 2006 was $609.9 million. Revenues of the general fund totaled $15.8 billion in fiscal year 2006, an increase of $933.4 million from fiscal year 2005. The major contributing factor to this was an increase in revenue from taxes of $783.5 million from fiscal year 2005 to fiscal year 2006. The most significant increase was individual income tax, which increased $492.1 million, and an increase of $174.5 million in revenue from corporate income tax.

   The public education fund category provides general and special education services to the children of the State and other related functions such as library services and student loans. Total fund balance increased by $24.4 million. Expenditures of the public education funds totaled $3.9 billion in fiscal year 2006, an increase of $164.7 million from fiscal year 2005. The major factor that contributed to this was an increase of $153.7 million in the education expenditures for an increase in aid to educational institutions and school districts.

   The conservation and environmental protection fund category provides for the preservation of the State's wildlife and environment. The fund balance increased by $78.6 million. Revenues of the conservation and environmental protection funds totaled $354.4 million for fiscal year 2006, an increase of $30.6 million from fiscal year 2005. The major contributing factor was an increase of $12.3 million in sales and use tax revenue relating to accounts receivable. Another factor was an increase of $13.6 million in the contributions and intergovernmental revenues due mainly to an increase of $8.6 million in federal receipts from the U.S. Environmental Protection Agency.

   The transportation and law enforcement fund category provides transportation services, road construction and maintenance, and the enforcement of vehicle laws and traffic safety. The fund balance increased by $111.2 million. Revenues increased $94.3 million during fiscal year 2006. The major factor contributing to this was an increase of $106.1 million in motor vehicle sales tax revenue relating to accounts receivable.

   Expenditures of the transportation and law enforcement fund category totaled $376.8 million for fiscal year 2006, a decrease of $387.1 million. At the same time, transfers out from this fund category to the Missouri road fund increased by $436.9 million to accommodate the increase in road construction expenditures under the "Smoother, Safer, Sooner" road construction initiative.

   The Missouri road fund accounts for revenues from highway users' fees, federal reimbursements for highway projects, and bond proceeds to be used for costs of constructing and maintaining an adequate state highway system. The fund balance increased by $15.9 million in fiscal year 2006. Revenues of the Missouri road fund increased during fiscal year 2006 by $35.0 million primarily due to an increase of $19.3 million in revenues from licenses, fees, and permits. Out of this amount, $12.8 million of the increase is from motor vehicle licenses or permits.

   Expenditures for the Missouri road fund totaled $2.0 billion for fiscal year 2006, an increase of $677.9 million. The expenditure increases were $314.3 million in transportation and law enforcement and $367.9 million in capital outlay. The major factor for the increase was significant progress made on the Department of Transportation's "Smoother, Safer, Sooner" road construction initiative.

   Revenues and Expenditures. The slumping economy, federal tax cuts that sap state revenue, and rapidly increasing health care costs have required decisive action each year to balance the budget. While the federal government is allowed to run a deficit, Missouri state government must balance its budget each year.

   Missouri's constitutional revenue and spending limit ("Article X") provides that over time the growth in state revenues and spending cannot exceed the growth in Missouri Personal Income. The Missouri Constitution requires that the revenue and spending limit formula use the personal income figure supplied by the United States Department of Commerce Bureau of Economic Analysis (BEA). The personal income statistics are designed to measure current economic activity. Changes have been made in the methodology for computing the personal income statistics in recent years with significant effect on the state's revenue limit. In 1998 the BEA implemented a change that significantly lowered the revenue and spending limit beginning in Fiscal Year 1999. Personal income is the sum of all wages and salaries, proprietors and rental income, interest and dividend income, and transfer payments (such as social security and welfare). Personal income has never included capital gains made on direct investment in the stock market. In 1998, the BEA concluded that they were including capital gains made by mutual funds that invest in the stock market. The personal income statistics published by the BEA now deduct the value of mutual funds' capital gains from personal income.

   Strong economic growth resulted in revenues above the total state revenue limit in fiscal years 1995 through 1999. The State has refunded to Missouri income taxpayers the entire $978.7 million in excess revenue for those years. All Article X refunds were initially paid from the General Revenue Fund and various other funds reimbursed their share of the refund liability through operating transfers to the General Revenue Fund as appropriated by the General Assembly.

   The Missouri Merchants and Manufacturer's Association filed a lawsuit to obtain a judicial determination of certain issues relative to this calculation. The lawsuit (Missouri Merchants and Manufacturer's Association et al v. State of Missouri Case No. 99-CV-323530) was remanded with instructions to the Circuit Court of Cole County after an appeal to the Missouri Supreme Court. In fiscal year 2003, $6 million of Article X refunds relating to prior years revenue receipts were paid based on the Cole County Circuit Court decision regarding the treatment of refundable tax credits in the total state revenue calculation.

   The Missouri Merchants and Manufacturer's Association filed an additional lawsuit to obtain a judicial determination of certain issues relative to this calculation. The lawsuit (Missouri Merchants and Manufacturer's Association et al v. State of Missouri, Case No. 00-CV-325457) was dismissed on April 22, 2002.

   Total revenue collections increased by $743.4 million or 3.6% during fiscal year 2006, while total expenses only increased by $7.6 million. The increase in revenue was due primarily to an increase in income taxes of $481.5 million or 9.3% from the prior fiscal year which was mainly caused by an increase in individual income tax. There was also an increase of $288.4 million or 12.5% in charges for services which was primarily due to Medicaid revenues.

   Debt Management. Missouri voters have approved constitutional amendments providing for the issuance of general obligation bonds used for a number of purposes. The amount of general obligation debt that can be issued by the state is limited to the amount approved by popular vote plus $1 million.

   Risk Management. The State is exposed to various risks of loss related to tort liability, general liability, motor vehicle liability, contractor liability, and injuries to employees. The State assumes its own liability for risks except for the purchase of surety bond, aircraft, and boiler coverage. The State Office of Administration (OA), Risk Management Unit, self-insures its workers' compensation program for all state employees, with the exception of the Missouri Department of Transportation (MoDOT) and the State Highway Patrol. Liability insurance is also provided by OA-Risk Management, pursuant to State statute, through the State's legal expense fund, which is a component of the General Fund in this report. This insurance covers all State employees.

   Ratings. As of September 2007, all outstanding general obligation bonds of the State of Missouri are rated AAA by Standard & Poor's Ratings Services and Aaa by Moody's Investor's Service, Inc. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Missouri issuers may be unrelated to the creditworthiness of obligations issued by the State of Missouri, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the Missouri IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the Missouri IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the Missouri IM-IT to pay interest on or principal of such bonds.

   The Missouri IM-IT is susceptible to political, economic or regulatory factors affecting issuers of Missouri municipal obligations (the "Missouri Municipal Obligations"). These include the possible adverse effects of certain Missouri constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Missouri and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in Missouri or contained in Official Statements for various Missouri Municipal Obligations.

                              Nebraska Risk Factors

   Each Nebraska Trust is susceptible to political, economic or regulatory factors affecting issuers of Nebraska municipal obligations (the "Nebraska Municipal Obligations"). These include the possible adverse effects of certain Nebraska constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Nebraska and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in Nebraska or contained in Official Statements for various Nebraska Municipal Obligations.

   General. The State was admitted to the Union as the thirty-seventh state in 1867. Nebraska's government is divided into three branches: legislative, executive and judicial. Nebraska is the only state with a Unicameral Legislature, which has 49 non-partisan members. The chief executive is the governor, who is elected for a four-year term. Within the executive branch are various departments and agencies that perform a variety of functions. Since Nebraska's Constitution generally allows no indebtedness, government expenses of such departments and agencies must be met on a pay-as-you-go basis. The State provides a full range of services including: the construction and maintenance of highways and infrastructure, education, social and health services, public safety, conservation of natural resources, economic development, and recreation facilities and development.

   Budgetary control of state expenditures is maintained chiefly by three processes. First, a budget is required to be adopted through passage of appropriation bills by the Legislature. Second, the appropriated funds are allocated by program and fund type and are controlled by the executive branch through an allotment process. The Legislature may also enact a supplemental appropriation bill and other appropriation bills as it deems necessary. Finally, the State's accounting system is designed to budget check each expenditure to ensure the appropriation is not exceeded.

   Economic Outlook. The General Fund operations of the State are almost entirely dependent upon the income and sales taxes the State receives each year. Such taxes represent over 93 percent of all General Fund revenues. Net revenue from income taxes and sales taxes from all funds for the fiscal year ended June 30, 2005 increased $301 million over the prior year, due to the steady, solid growth in Nebraska in all areas: jobs, income and revenue. In finalizing the biennium budget for the fiscal years ending June 30, 2006 and June 30, 2007, the Legislature, as required by the State Constitution, balanced the budget.

   For the year ended June 30, 2006 there was a continued increase in taxes collected, as net tax revenue from all taxes, on a fund basis, exceeded the prior year by $212 million. Income and sales taxes from all funds increased $227 million over last year, chiefly due to a $192 million jump in income taxes collected. This reflects an improved economy, more capital gains being reported and increased salaries being paid. Employment continues to have steady, moderate growth.

   For the fiscal year ending June 30, 2006, the State's General Fund ended the fiscal year with an $827 million cash and investments balance.

   State Economy. The Bureau of Business Research of the University of Nebraska-Lincoln, together with the Nebraska Business Forecast Council, are optimistic on Nebraska's economic future, stating that the Nebraska economy should expand steadily with moderate growth. Total net taxable retail sales growth should continue to be supported by solid growth in employment and non-wage income. Sales tax and income tax revenue will also benefit by the increases in employment in higher wage sectors such as manufacturing and the resulting increases in personnel income.

   Cash Management. All cash is required to be deposited in the State Treasury. At the direction of the State Treasurer, the State Investment Officer invests all cash in the Operating Investment Pool (OIP). This pool is comprised of some short-term investments and many medium-term investments. The OIP is reflected as cash and investments on the State's financial statements. Interest earnings are credited on a monthly basis to each fund eligible to earn interest. All interest earnings not credited to other funds are deposited in the General Fund.

   At June 30, 2006, there was $2.2 billion invested in the OIP. This was invested as follows: 26 percent in government securities; 23 percent in corporate bonds; 39 percent in Federal agencies; 7 percent in commercial paper; 3 percent in certificates of deposits; and 2 percent in money market funds. For the fiscal year ended June 30, 2006, the average daily balance of $2.07 billion returned $86 million, a 4.16% yield. This yield is an increase from the 2005 yield of 3.54%.

   State law requires that all public funds deposited in banks be secured by having each such bank maintaining, at all times, an aggregate amount of securities of at least 102 percent of the amount on deposit, less the $100,000 insured by the Federal Deposit Insurance Corporation (FDIC). It is the State's policy to continually monitor the clearing and depository banks for compliance with this law.

   Risk Management. Worker's compensation, employee health coverage, employee liability and general liability are self-insured. Commercial insurance coverage has been purchased for automobile liability, real and personal property damage, employee life coverage, and employees' errors or omissions.

   Retirement Systems. Total net assets of the State's pension trust funds reached $7.8 billion by June 30, 2006, compared to $7.1 billion on June 30, 2005. These are the assets of the three defined benefit plans (School, Judges and State Patrol plans), two defined contribution and cash balance plans (County and State Employees plans) and the State Employees' Deferred Compensation Plan that are administered by the State.

   Financial Highlights - Government-wide. The assets of the State exceeded its liabilities at June 30, 2005 by $9.3 billion (presented as "net assets" in the CAFR). The majority of the net assets are represented by the investment in the State's infrastructure and other capital assets, which cannot be used to fund ongoing activities of the State. Of the net assets, "unrestricted net assets" was reported as $830 million, much of which is, by statute, to be spent on nursing facilities, medical assistance programs and tobacco prevention and control. The primary government's net revenues exceeded net expenses for 2005 by $615 million (thus, an increase in net assets). The increase in net assets was primarily a result of a continually improving economy causing an increase in taxes collected coupled with a less than budgeted increase of expenditures from 2004.

   Fund Level. General Fund receipts for 2006 were $260 million above the original budgeted amount and above the final budget by $74 million. Expenditures were $154 million less than the original budget. On a Generally Accepted Accounting Principles (GAAP) basis, the General Fund had $289 million in excess revenues prior to $6 million in other financing sources (uses) resulting in an ending fund balance on June 30, 2006 of $692 million. Other governmental funds expenditures almost equaled receipts; however, such funds received $40 million in other financing sources (namely net transfers in) increasing such fund balances at June 30, 2006 to $1,638 million.

   The $273 million of net assets of the Unemployment Compensation Fund represents eighty-eight percent of the proprietary funds. Such fund had a $62 million increase in net assets for 2006 (compared to a $28 million increase in 2005) due to a $14 million decrease in unemployment claims, and a $21 million increase in charges for services due to a rate increase and a 14% increase in the taxable wage base.

   Long-term Liabilities. Long-term liabilities shown on the government-wide financial statements totaled $509 million at June 30, 2006, which is a significant decrease from the prior year, chiefly due to the settlement payment of a $146 million claim related to a low-level waste lawsuit. Most of these liabilities consist of claims payable for workers' compensation, medical excess liability, unemployment compensation, employee health insurance, and Medicaid, in addition to the calculated amount for accrued vacation and vested sick leave due employees when they retire.

   Net Assets. The State's assets totaled $11,550 million at June 30, 2006 as compared to $11,026 at June 30, 2005. As total liabilities only totaled $1,722 million, net assets amounted to $9,828 million as of June 30, 2006. As of June 30, 2005, these amounts were $1,767 million and $9,259 million, respectively. By far the largest portion of the State of Nebraska's net assets (74 percent) reflects the State's investment in capital assets (e.g., land, buildings, equipment and infrastructure - highways, bridges, etc.). The State uses these capital assets to provide services to citizens; consequently, these assets are not available for future spending. Restricted net assets are subject to external restrictions, constitutional provisions, or enabling legislation on how they can be used. They also are not available for future spending. For Governmental Activities other than capital assets, the majority of the restricted net assets consists of the Permanent School Trust, the Tobacco Settlement Trust, the Intergovernmental Trust and the loans to political subdivisions for drinking water and clean water projects. The net assets for business-type activities represents chiefly cash set aside for future unemployment compensation benefits.

   Over 77% of the State's non-capital assets consist of cash and investments. It should be noted that $556 million in 2006 and $489 million in 2005 of such assets represent "Securities Lending Collateral," an amount created by a journal entry required by GASB in order to record a lending transaction. Since the asset is offset by a corresponding equal liability, the net asset is zero and thus the asset cannot be spent. (For more detail, see Note 2 to the financial statements.) Receivables, chiefly from taxes and the federal government, represent 22% of the non-capital assets.

   Since the State's Constitution generally prohibits the State from incurring debt, the Statement of Net Assets presents few long-term liabilities (shown as noncurrent liabilities). The majority of such liabilities are for claims payable for workers' compensation, medical excess liability, unemployment compensation, employee health insurance ($140 million for 2006 and $290 million for 2005), Medicaid claims for $197 million ($181 million in 2005) and the calculated amount for vested sick leave due employees when they retire and accrued vacation of $113 million in 2006 ($111 million for 2005). Other minor amounts of long-term liabilities consist chiefly of capital lease obligations (See Note 9 to the Financial Statements), and bonds payable related to NETC Leasing Corporation and Nebraska State Building Corporation bonds. Both of these entities are legally separate from the State, but are so intertwined with the State that they are, in substance, the same as the State (See Note 1.B. to the Financial Statements). Debt related to capital assets totaled $42 million at June 30, 2006.

   The change in net assets of Governmental Activities, other than capital assets, was due chiefly to a $467 million increase in restricted net assets. Much of this was due to a reclassification of certain special revenue funds from unrestricted to restricted. Additionally, there was a large increase in unrestricted net assets, prior to the reclassification, due to the large increase in revenues over expenses.

   At the end of June 30, 2006, the State is able to report positive balances in all of the three categories of net assets. Governmental Activities. Governmental activities increased the State's net assets by $503 million in 2006 ($557 million in 2005).

Furthermore, governmental activities represent 96% of all the primary government's revenues. Program revenues of governmental activities were $2,648 million and were used to partially offset program expenses of $6,058 million, leaving net expenses of $3,410 million. Only 5% of total expenses were spent on general government expenses. General taxes, investment earnings, contributions to the permanent fund principal and transfers of $3,913 million were used to more than cover the remaining costs of the programs as shown below.

   Program revenues basically remained unchanged from 2005. Tax revenues were up $211 million, which was just short of offsetting the increase in program expenditures, net of revenues. Investment earnings decreased $25 million due to $13 million of investment losses (chiefly unrealized losses on long-term investments), as opposed to a $45 million gain in 2005. This $58 million turnaround more than offset the $33 million gain in investment income, which was the result of more funds being invested at higher interest rates. These were the chief reasons net assets increased $54 million less than in 2005.

   Business-type Activities. The business-type activities increased the State's net assets by $66 million for 2006, which was net of a $28 million transfer to the governmental activities. Most of the $291 million of business-type activities' program revenues was related to the business assessment fees in the Unemployment Compensation Fund and Lottery Fund revenues. The Unemployment Compensation Fund had operating income of $53 million in 2006. This income, when combined with the $10 million in investment income, produced $63 million of revenue. Lottery revenues of $113 million generated net revenue of $30 million, which was offset by the $28 million transfer to the Governmental Activities. The lottery transfer was used primarily for education and environmental studies.

   Governmental Funds. The focus of the State's Governmental Funds is to provide information on near-term inflows and outflows and the availability of spendable resources. In particular, the unreserved balance may provide some indication of the State's net resources available for spending at the end of the fiscal year. (Unreserved balances may be designated or undesignated. If they are designated, they are unreserved only as long as they are used for the purposes of the fund involved. In the Governmental Funds, most of the unreserved balances reside in designated funds.) At the end of 2006, the State's Governmental Funds reported combined ending fund balances of $2,330 million. The total unreserved balances amounted to $1,710 million.

   General Fund. The General Fund is the chief operating fund of the State. The major General Fund liability is the estimated tax refunds payable of $274 million. Such refunds payable are $22 million less than the expected taxes owed the State. Other assets of the General Fund available to pay near-term liabilities exceed such liabilities by $670 million.

   On June 30, 2005, the General Fund had a positive fund balance of $409 million. While both revenues and expenditures increased in 2006, revenues were greater than expenditures which resulted in an increase in fund balance of $289 million in 2006, which was greater than the $173 million increase that occurred in 2005. The operating increase in 2006, when coupled with $6 million decrease of other financing sources, caused the General Fund balance to increase by $283 million, ending with a fund balance of $692 million.

   Revenues in 2006 were more than anticipated and were up $186 million over 2005 chiefly due to (1) continued increase in corporate income tax revenue because of increased corporate profits as a result of the improved economy and
(2) increased individual income tax revenue resulting from the effect of more capital gains being reported and increased salaries being paid. Sales taxes from increased retail sales were offset somewhat by legislation that decreased the sales tax base, causing only a slight increase in sales taxes collected. Expenditures were less than budgeted due to continued efforts by agency heads to be conservative in spending.

   To compensate for any downturns in revenues, the State has maintained a budgetary basis Cash Reserve Fund. While this Cash Reserve Fund is commingled with General fund cash in the General Fund financial statements, it is separate and distinct in that, by State Statute, it can only be used (1) when the cash balance of the General Fund is insufficient to meet General Fund current obligations and (2) for legislatively mandated transfers to other funds. Any money transferred in accordance with item one above must be repaid as soon as there is sufficient cash in the General Fund cash account to do so. Such reserve was at $87 million at the beginning of 2005. Due to the fact that 2005 revenues exceeded the forecast, a statutory requirement caused a $109 million transfer from the General Fund cash account to the Cash Reserve Fund in July 2005. Cigarette and tobacco products tax revenues of $8 million were placed into the Cash Reserve in 2005 and $27 million was transferred to the General Fund cash account and other funds, leaving a Cash Reserve Fund balance at the end of 2005 of $177 million. In July, 2005 the statutory transfer for excess receipts for FY 2006 was $262 million. Offsetting this large transfer was a $146 million payment made on August 1, 2005 from the Cash Reserve to settle a lawsuit against the State related to a low-level radioactive waste site. There were transfers out of the reserve of $19 million, leaving a balance of $274 million at the end of 2006. Again, because 2006 revenues exceeded the forecast, a $260 million transfer was made from the General Fund into the Cash Reserve Fund in July, 2006. As a result, at the end of July, 2006, the Cash Reserve Fund had $534 million.

   Other Governmental Funds. Other governmental fund balances totaled $1,638 million at June 30, 2006; $619 million of such fund balances is reserved to indicate that they are not available for new spending because such funds (1) are represented by endowment principal ($386 million), (2) are represented by an asset that has not yet been received, e.g., loans receivable ($214 million), (3) have been expended for other assets, chiefly inventories ($8 million) and thus the funds are not available, or (4) have been committed for debt service ($11 million).

   Of the non-General Fund unreserved fund balances of $1,018 million, $54 million represents permanent school funds which can be used only for support of public schools. $893 million is represented by special revenue funds which while unreserved, normally must be spent within the confines of such special revenue funds (a majority of these same funds are considered "restricted" on the government-wide financial statements). Twenty-four million dollars is represented by other permanent funds, which again normally must be spent within the confines of the fund. Forty-seven million dollars is in the Capital Projects Fund, which, while unreserved, must be spent on a capital projects.

   The three major funds presented as special revenue funds are the Highway Fund, the Federal Fund and the Health and Social Services Fund, with total fund balances of $549 million. Of this balance, $538 million is classified as unreserved, but which are restricted in the government-wide statements in that the funds are unreserved only within the confines of such funds.

   Governmental funds other than the General Fund saw an increase in fund balances of $39 million. The fund balances of the following funds increased: the Health and Social Service Fund ($41 million), the Permanent School Fund ($29 million) and other Nonmajor Funds ($15 million). The following funds decreased: the Highway Fund ($41 million) and the Federal Fund ($5 million).

   Fiduciary Funds. The Pension Trust Funds represent the majority of the fiduciary funds. Such Pension Trust Funds net assets increased $719 million to $7,782 million in 2006 due primarily to a strong market in 2006, which provided $551 million in appreciation of investments. Investment income in 2006 was $141 million versus $117 million in 2005. Contributions to the plans exceeded benefits, refunds and related administrative expenses by $36 million. In another trust fund, $393 million was received by the College Savings Plan and is recorded in the Private Purpose Trust Funds. Total net assets in the College Savings Plan now total $1,251 million.

   Proprietary Funds. The State's proprietary funds provide the same type of information found in the government-wide financial statements under Business-type Activities, but in more detail. The State's one major proprietary fund, the Unemployment Compensation Fund, had reported net assets of $273 million at the end of 2006. This fund's net assets increased $62 million in 2006, mainly due to charges to customers which exceeded the unemployment claims paid out by $53 million, in an effort to rebuild the cash reserves of the fund. Other proprietary or enterprise funds - the Lottery Fund, the Excess Liability Fund (this fund was established to provide limited liability for physicians working in Nebraska) and Cornhusker State Industries (this operation utilizes incarcerated persons to manufacture and sell items) had combined income of $31 million prior to a $28 million transfer from the Lottery to governmental funds. Such transfer was used primarily for education and environmental studies.

   Analysis of General Fund. In 2006, the State continued to reap the benefits of the improved national economy. Forecasted revenues, upon which the State's budgeted General Fund expenses were based, had anticipated a steady, measured growth after the healthy increase in 2005. However, the State exceeded the revised projected tax revenues of $3,178 million by $74 million, realizing actual tax revenues, net of refunds, of $3,252 million. Because the revenues continued to exceed expectations, the State's Forecasting Board made two new forecasts throughout the year, each time increasing the expected revenues. The total forecasted net revenues increased $186 million from the original revenue forecast of $2,992 million. As the year unfolded, revenues continued to pick up and the end result was that actual revenues again exceeded the annual forecast. Additionally, agencies continued to watch their spending and General Fund spending ended up $151 million less than the final appropriated amount. This reduction, when coupled with the increased tax revenues, allowed the State to finish 2006 with $411 million of General Fund revenues in excess of expenditures on a budgetary basis, prior to net transfers out.

   Debt Management. Article XIII of the State Constitution prohibits the State from incurring debt in excess of one hundred thousand dollars. However, there is a provision in the constitution that permits the issuance of revenue bonds for:
(1) construction of highways; and (2) construction of water conservation and management structures. The State can enter into capital lease and other financing contracts provided that the contracts include cancellation of clauses if the Legislature does not appropriate funds to continue the lease or financing agreement.

   Ratings. As of September 2007, all outstanding general obligation bonds of the State of Missouri are rated AA+ by Standard & Poor's Ratings Services and Aa3 by Moody's Investor's Service, Inc. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Nebraska issuers may be unrelated to the creditworthiness of obligations issued by the State of Nebraska, and there is no obligation on the part of the state to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the Nebraska IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the state and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the Nebraska IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the Nebraska IM-IT to pay interest on or principal of such bonds.

   The Nebraska IM-IT is susceptible to political, economic or regulatory factors affecting issuers of Nebraska municipal obligations (the "Nebraska Municipal Obligations"). These include the possible adverse effects of certain Nebraska constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Nebraska and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various state and local agencies in Nebraska or contained in Official Statements for various Nebraska Municipal Obligations.

                             New Jersey Risk Factors

   Economic Outlook. New Jersey's economy continues to expand in 2006 but at a slower pace than 2005. New Jersey added approximately 116,300 jobs between the bottom of the employment cycle in March 2003 and June 2006. Payroll employment is growing at an average annual rate of 0.9 percent in 2006 after growing at rates of 1.2 percent in 2005, and 0.5 percent in 2004. The level of payroll employment in June 2006, 4.1 million, surpassed the last record level reported in December 2000 for the seventeenth month in a row.

   The generally improving labor market conditions have kept the State's jobless rate below 5.0 percent in June 2006 for the twenty-third time since June 2004, after a brief higher reading in April and May (5.1 percent and 5.0 percent, respectively). New Jersey's unemployment rate remains slightly above the national unemployment rate.

   According to the United States Bureau of Economic Analysis (release dated June 22, 2006), the preliminary growth rate for New Jersey's personal income of
5.1 percent for the first quarter of 2006 came in above the revised growth rate of 4.3 percent for the fourth quarter of 2005. The average annual growth in personal income for New Jersey is expected to continue to improve at a moderate pace in 2006.

   Housing, which as been a robust sector, is expected to cool off in the months ahead with housing permits in 2006 to stay around 25,000 plus units, below the estimated 27,000 plus units for 2005. Vehicle registrations for 2005 were 2.6 percent below 2004 with 2006 vehicle registrations through June remaining at the 2005 level.

   New Jersey's and the nation's economy is expected to continue expanding through the rest of 2006 and into 2007. The recently released "Beige Book" on economic performance dated June 14, 2006 from the United States Federal Reserve Board is slightly less upbeat when compared to previous reports, reflecting an economy in transition that is adjusting to elevated energy prices and higher interest rates. The latest New Jersey economic forecasts from Global Insight, Moody's Economy.com, and Rutgers University project continued economic growth at a moderate pace. All expect a gradual easing in the economic momentum as the housing market slows down.

   New Jersey's economy is expected to follow the national trend for the rest of the year, and into 2007. Employment is projected to grow at a 0.9 percent rate in 2006 and at a 0.7 percent rate in 2007. Personal income is expected to grow steadily at a 6.0 percent rate in 2006 and 2007. The housing sector is expected to cool in 2006 to 33,000 units with further slowing in 2007. New motor vehicle registrations are projected to be above the 620,000 units in 2006 and improve in 2007.

   Despite the surge in energy prices, inflation is expected to remain under control. Low interest rates have supported spending on housing and other consumer durables in the State. However, should interest rates continue to rise in 2006, it will have a moderating influence on interest-sensitive spending in the economy.

   The State and the nation may experience further near-term slow growth and the expected pace of economic expansion may stall if consumers, investors, and businesses become more concerned about energy prices and geopolitical tensions. To a large extent, the future direction of economic expansion nationally and in New Jersey hinges on assumptions of stable energy prices and financial markets, along with supportive monetary and fiscal policies and geopolitical stability. However, the fundamentals of the State's economic health remain stable and the long term prospects for economic growth of the State in 2006 and beyond are favorable.

   Revenues and Expenditures. The state's fiscal year 2006 net assets decreased by $711.1 million. During fiscal year 2006, the state disbursed $1.4 billion to the New Jersey Schools Construction Corporation to help finance school facilities construction throughout the state. Approximately 53.4 percent of the state's total revenue came from general taxes, while 21.7 percent was derived from charges for services. Operating grants amounted to 19.6 percent of total revenues, while other items such as governmental subsidies and grants, capital grants, interest and investment earnings, and miscellaneous revenues accounted for the remainder. State expenditures cover a range of services. The largest expense, 28.0 percent was for educational, cultural, and intellectual development. Physical and mental health amounted to 19.2 percent of total expenditures, while government direction, management, and control amounted to
16.3 percent. Other major expenditures focused on economic planning, development, and security, public safety and criminal justice, and community development and environmental management. During fiscal year 2006, governmental activity expenses exceeded program revenues, resulting in the use of $30.5 billion of general revenues (mostly taxes and transfers). Revenues from business-type activities in fiscal year 2006 exceeded expenses by $602.0 million. The deficit in unrestricted governmental net assets arose primarily as a result of the cost of the state's school facilities construction program, depreciation expense related to capital assets, and certain liabilities that are required to be included in the government-wide financial statements.

   During fiscal year 2006, state revenues, including transfers, totaled $50.0 billion, an increase of $4.9 billion from the prior fiscal year. General taxes totaled $26.7 billion and accounted for 53.4 percent of total state revenues for fiscal year 2006. This amount reflects a $3.4 billion increase from the prior fiscal year. The state's gross income tax totaled $11.1 billion, the sales and use tax totaled $6.8 billion and the corporation business tax totaled $3.2 billion. The state's three major taxes comprised 79.0 percent of the total general taxes that were collected during fiscal year 2006. Fiscal year 2006 expenditures totaled $50.7 billion, an increase of $2.3 billion from the prior fiscal year. The largest increase in expenditures occurred in the area of economic planning, development, and security. This increase of $791.2 million represented a 19.2 percent increase over the prior fiscal year. Overall, 47.2 percent of all state expenditures occurred in the areas of education, higher education and physical and mental health.

   Litigation. The state is a party in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Adverse judgments in these and other matters could have the potential for either a significant loss of revenue or a significant unanticipated expenditure by the state. At any given time, there are various numbers of claims and cases pending against the state, state agencies and employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act. The claims filed can represent significant amounts and include, but are not limited to, issues regarding pensions and education funding. The majority of these claims have historically proven to be substantially less value than originally claimed. The state does not formally estimate its reserve representing potential exposure for these claims and cases. As of June 30, 2006, the exact amount involved in these legal proceedings is not fully determinable.

   Debt Administration. The primary method for state financing of capital projects is through the sale of the general obligation bonds of the state. These bonds are backed by the full faith and credit of the state tax revenues and certain other fees are pledged to meet the principal and interest payments and if provided, redemption premium payments, if any, required to repay the bonds. General obligation debt must be approved by voter referendum and is used primarily to finance various environmental projects, transportation infrastructure, and correctional and institutional construction. As of June 30, 2006, New Jersey's outstanding long-term debt totaled $37.4 billion, a $5.6 billion increase over the prior fiscal year. In addition, the state has $11.2 billion of legislatively authorized bonding capacity that has not yet been issued. During fiscal year 2006, the legislatively authorized bonding capacity increased by $4.5 billion.

   Ratings. As of September 2007, all outstanding general obligation bonds of the state of New Jersey are rated AA by Standard & Poor's Ratings Services and Aa3 by Moody's Investor's Service, Inc. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local New Jersey issuers may be unrelated to the creditworthiness of obligations issued by the state of New Jersey, and there is no obligation on the part of the state to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the New Jersey Trust and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the state and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the New Jersey Trust, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the New Jersey Trust to pay interest on or principal of such bonds.

   The New Jersey Trust is susceptible to political, economic or regulatory factors affecting issuers of New Jersey municipal obligations (the "New Jersey Municipal Obligations"). These include the possible adverse effects of certain New Jersey constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in New Jersey and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various state and local agencies in New Jersey or contained in Official Statements for various New Jersey Municipal Obligations.

                             New Mexico Risk Factors

   General. New Mexico is the nation's fifth-largest state in area (121,356 square miles), with an estimated population in 2003 of 1,874,614. Albuquerque is the state's largest city and economic center. Most of the state's leading employers are concentrated in Albuquerque, where 40% of the state's population resides. Albuquerque area employers include the University of New Mexico, Albuquerque Public Schools, Kirtland Air Force Base, and Sandia National Laboratories. Intel Corp. is the largest manufacturer and private employer in the state, with a semiconductor plant in Rio Rancho just outside Albuquerque.

   Financial Highlights. Total State Treasurer net assets for fiscal year 2006 are $331,876,351. However, most of those net assets are restricted as to the purposes for which they can be used. In the case of the State Treasurer, assets exceeded liabilities by $198,957,120 at the close of the most recent fiscal year.

   By far the largest portion of the State Treasurer's net assets reflects amounts to be provided to satisfy its General Obligation and Severance Tax Bond obligations. It is the responsibility of the State Treasurer to record and administer debt on behalf of the agencies and departments of the State of New Mexico. The proceeds of bond issues authorized by the State Board of Finance are transferred to various State agencies in the form of grants. The State Treasurer anticipates the future tax revenues generated will be adequate to service the debt obligations. An additional portion of the State Treasurer's net assets, $199,253,120, represents resources that are subject to external restrictions on their use. Governmental activities increased the State Treasurer's net assets in the governmental financial statements by $20,548,026.

   In addition, the State Treasurer provides information to the audit firm that prepares the rebate calculations. Management of debt service funds includes monitoring available cash for payment, investing, and cost of issuance. The State Treasurer's Office coordinates with the State Board of Finance cash availability for issuance of one-day notes and determines the amount available for transfer to the state permanent fund as required by statute. Previously issued bonds by the Board of Finance may be re-financed or refunded and acting as the paying agent, the State Treasurer must coordinate payment with escrow agent and Depository Trust Company (DTC). A statutory function of the Office of the State Treasurer is to make debt service payments on behalf of State Agencies. As a result, the debt service assets and activity continues to be reported in the governmental funds. Information related to the debt service assets and activity is included in the supplementary information.

   Financial Analysis of the Government's Funds. The focus of the State Treasurer governmental funds is to provide information on near-term inflows, outflows, and balances of spendable resources. Such information is useful in assessing the State Treasurer's financing requirements. In particular, unreserved fund balance may serve as a useful measure of a government's net resources available for spending at the end of the fiscal year. At of the end of the current fiscal year, the State Treasurer's governmental funds reported combined ending fund balances of $198,987,217, an increase of $20,754,598 in comparison with the prior year. The primary reason for the significant increase in the overall change in net assets is the increase in severance tax receipts of $98,734,435 due to the increase in the price of oil and natural gas. The increase was used for debt service payments or retained for future debt service payments after $123,217,261 reverted to the permanent fund. The fund balance of the State Treasurer general fund decreased by $14,786 during the current fiscal year.

   General Fund Earnings. Buoyed by rising interest rates, General Fund earnings increased by 73 percent, from $56.2 million in fiscal year 2005 to $97.3 million in fiscal year 2006. At year-end, the portfolio yield was 4.58 percent compared to 2.22 percent a year earlier. The portfolio of $2.76 billion carried a weighted average maturity of 163 days at year-end.

   Capital Assets. The State Treasurer's investment in capital assets for its governmental activities as of June 30, 2006, amounts to $65,883, net of accumulated depreciation. This investment in capital assets includes equipment.

   Long-term Debt. At the end of the current fiscal year, the State Treasurer was responsible for administering debt service payments on total bonded debt outstanding of $1,009,378,786, all of which is secured by pledged tax revenues.

   Economic Factors and Next Year's Budgets and Rates. Additional resources were added to improve the investment function. A portfolio manager was added to manage the new bond proceeds portfolio. Additionally, a new financial analyst will be added to provide analytical and accounting support. A new electronic trading platform (Trade Web) was initiated to allow transparent, competitive investment trades. The Local Government Investment Pool received its maiden rating (AAAm) from Standard & Poors. These additional resources greatly benefited the investment function of the State Treasurer.

   The State Treasurer contracted for a higher level of legal services to assist with investment and other internal policy updates, provide legal counsel for various personnel lawsuits and grievance hearings, and draft proposed legislation and other miscellaneous legal advice. The State Treasurer also added resources to implement numerous recommendations included in the forensic audit prepared by Deloitte; initiated personnel, system and facility, and security recommendations made by the Office of the Chief Information Officer; and reduced IT budget based on decommissioning of TRACS and recognized staffing efficiencies in banking operations due to SHARE implementation.

   Revenues and Expenditures. The State derives the bulk of its recurring General Fund revenues from five major sources: general and selective sales taxes, income taxes, the emergency school tax on oil and gas production, rents and royalties from State and federal land, and interest earnings from its two Permanent Funds. Effective July 1, 1981, the Legislature abolished all property taxes for State operating purposes.

   Debt Management. Sections 7 and 8 of Article IX of the Constitution of the New Mexico limits the power of State officials to incur general obligation indebtedness extending beyond the fiscal year in three ways. First, the state may borrow money not exceeding the sum of two hundred thousand dollars ($200,000) in the aggregate to meet casual deficits or failure in revenue, or for necessary expenses. Second, other debt may be contracted by or on behalf of the State only when authorized by law for some specified work or object. Such a law takes effect only after being submitted to the qualified electors of the State and having received a majority of all votes cast thereon at a general election. No debt may be created if the total indebtedness of the State, exclusive of the debts of the territory and several counties thereof assumed by the State, would thereby be made to exceed 1% of the assessed valuation of all property subject to taxation in the State, as shown by the last preceding general assessment. Lastly, the State may also contract debts to suppress insurrection and to provide for the public defense.

   General obligation bonds of the State are issued and the proceeds thereof appropriated to various purposes pursuant to an act of the Legislature of the State. The State Constitution requires that any law which authorizes general obligation debt of the State shall provide for an annual tax levy sufficient to pay the interest and to provide a sinking fund to pay the principal of the debts. General obligation bonds are general obligations of the State for the payment of which the full faith and credit of the State are pledged. The general obligation bonds are payable from "ad valorem" taxes levied without limit as to rate or amount on all property in the State subject to taxation for State purposes.

   Ratings. As of September 2007, all outstanding general obligation bonds of the State of New Mexico are rated AA+ by Standard & Poor's Ratings Services and Aa1 by Moody's Investor's Service, Inc. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local New Mexico issuers may be unrelated to the creditworthiness of obligations issued by the State of New Mexico, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the New Mexico IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the New Mexico IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the New Mexico IM-IT to pay interest on or principal of such bonds.

   The New Mexico IM-IT is susceptible to political, economic or regulatory factors affecting issuers of New Mexico municipal obligations (the "New Mexico Municipal Obligations"). These include the possible adverse effects of certain New Mexico constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in New Mexico and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in New Mexico or contained in Official Statements for various New Mexico Municipal Obligations.

                              New York Risk Factors

   Economic Condition and Outlook. New York State continues its recovery from the recession of the early 2000s. The State's economy is heavily concentrated in the information, finance, and business service sectors-more than half of the State's economic output comes form these sectors. This makes the State sensitive to national economic trends, and the State ranked 27th in Gross Domestic Product in 2006. For the first few years of recovery, the unemployment rate in New York continued to improve at a rate slower than that of the rest of the nation. However, in May 2007 the unemployment rate in New York was 4.1 percent, compared with the national rate of 4.5 percent.

   New York's personal income growth has also expanded more recently. Although the nation's rate of increase in personal income has eased recently, New York's growth has accelerated. The State's relative performance also improved. New York ranked sixth in the nation in per capita person income in 2006. This quick recovery for income growth in New York State is due to the importance of the securities industry-which has fully emerged from the recent bear market with sharp increases in income. Although the industry accounted for only 2.2 percent of all jobs in New York in March 2006, it provided 11.2 percent of the wages paid. Year-end bonuses have also risen sharply. Bonuses are now at record highs, having exceeded prior peak levels in 2000 when the downturn in the financial markets began.

   As the site of one of the terrorist attacks, the impact on New York State's economy was greater than in other parts of the nation. New York had lagged behind the recovery from the early 1990s recession, and it was only in recent years that the State's economic performance had improved. In the short run, the State's economy will go through a difficult period as the recovery slowly takes hold and spreads. New York City will reassert itself as a major center of commerce, and will benefit from reconstruction spending. Although the recession will be followed by a new expansion, the strength of that expansion in New York State will be dependent on many factors. As the major engine of recent economic growth, the downstate economy is particularly dependent on the health of the financial industry, investments in transportation infrastructure, the ability of the education system to produce a skilled workforce, the availability of affordable housing, the cost and availability of energy, and the continued attractiveness of the region for both domestic migrants and international immigrants. Upstate, many regions continue to transition from manufacturing to service-based economies, and to face their own issues in education, housing, energy, and population. Finally, the fiscal stresses currently faced by many localities will have an impact on how policies that address important issues are resolved.

   General Government Results. An operating surplus of $1.6 billion was reported in the General Fund for the fiscal year ended March 31, 2006. As a result the General Fund had an accumulated fund balance of $2.2 billion. The State completed its fiscal year ended March 31, 2006 with a combined Governmental Funds operating surplus of $3.8 billion as compared to a combined Governmental Funds operating surplus in the preceding fiscal year of $2.1 billion. The combined 2005-06 operating surplus of $3.8 billion included operating surpluses in the General Fund of $1.6 billion and Other Governmental Funds of $2.8 billion offset by an operating deficit in the General Obligations Debts Service Fund of $608 million.

   As the State completed the year, its governmental funds reported a combined fund balance of $12.2 billion. Included in the year's total change in fund balance is an operating surplus of $1.6 billion in the State's General Fund. The General Fund operating surplus is attributable to several factors including an increase of $2.6 billion in personal income tax revenue, a $1.0 billion increase in business and other taxes and a $1.0 billion increase in miscellaneous revenues, offset by a $234 million decline in consumption and use tax revenue. Much of the increase in tax revenues is related to improvement in the national economy and tax increases enacted for personal income and sales taxes. The increase in General Fund revenues was offset by a $3.2 billion increase in expenditures. Local assistance expenditures increased by nearly $2.3 billion due primarily to increased spending for medical assistance and income maintenance programs. State operations increased by $963 million due primarily to negotiated salary increases, increased health insurance costs and employer pension costs. The State ended the 2005-06 fiscal year with a General Fund accumulated deficit balance of $2.2 billion. The increase of the fund balance is due primarily to an increase in tax revenues as a result of an increase in personal income tax rate and an improving economy.

   Overall Financial Position. The State reported net assets of $49.1 billion as of March 31, 2006, which was comprised of $62.1 billion in capital assets reported net of related debt, $7.3 billion in restricted net assets offset by an unrestricted net assets deficit of $20.3 billion. Net assets reported for governmental activities increased by $4.8 billion from a year ago, increasing from $41.2 billion to $46.0 billion. Unrestricted net assets-the part of net assets that can be used to finance day-to-day operations without constraints established by debt covenants, enabling legislation, or other legal requirements-had a deficit of $20.9 billion at March 31, 2006. The deficit in unrestricted governmental net assets, which declined by nearly $2.5 billion in 2006, exists primarily because the State has issued debt for purposes not resulting in a capital asset related to governmental activities. Such outstanding debt included securitizing the State's future tobacco settlement receipts ($4.3 billion), eliminated the need for seasonal borrowing by Local Government Assistance Corporation ($4.3 billion), local highway and bridge projects ($2.3 billion), and a wide variety of grants and other expenditures not resulting in governmental capital assets ($7.2 billion). This deficit in unrestricted net assets of governmental activities can be expected to continue for as long as the State continues to have obligations outstanding for purposes other than the acquisition of governmental capital assets.

   Net assets for business-type activities increased by $491 million (18.6 percent) to $3.1 billion in 2006 compared to $2.6 billion in 2005. The increase in net assets for business-type activities was caused primarily by employer contributions and other revenues exceeding unemployment benefit payments for the Unemployment Insurance Fund ($534 million), SUNY and CUNY Senior College operating revenues and State support exceeding operating expenses ($29 and $2 million, respectively), and offset by Lottery losses of $74 million. As of June 30, 2005, $7.8 billion in debt had been issued and was outstanding to finance capital assets of the State's colleges and universities.

   General Fund Budgetary Highlights. General Fund receipts exceeded expenditures by $771 million in 2005-06. The General Fund ended the fiscal year with a closing cash fund balance of $3.26 billion, which consisted of $944 million in the Tax Stabilization Reserve Account (the State's "rainy day" reserve), $251 million in the Community Projects Account, $21 million in the Contingency Reserve Account, and $2.04 billion in the general reserves.

   The State's 2006-07 fiscal year capital budget calls for it to spend $6.1 billion for capital projects, of which $3.5 billion is for transportation projects. To pay for these capital projects the State plans to use $204 million in general obligation bond proceeds, $3.1 billion in other financing arrangements with public authorities, $1.8 billion in Federal funds, and $1.0 billion in funds on hand or received during the year.

   Debt Administration. There are a number of methods by which the State may incur debt. The State has obtained long-term financing in the form of voter-approved General Obligation debt (voter approved debt), including lease-purchase and contractual obligations where the Statelegal obligation to make payments is subject to an paid from annual appropriations made by the Legislature or assignment of revenue in the case of Tobacco Settlement Revenue Bonds. One minor exception, Equipment Capital Leases and Building Capital Leases which represent $369 million as of March 31, 2006, do not require Legislature or voter approval. The State administers its long-term financing needs as a single portfolio of state-supported debt that includes general obligation bonds and other obligations of both its governmental activities and business-type activities. Most of the debt reported under business-type activities, all of which was issued for capital assets used in those activities, is supported by payments from resources generated by the State's Governmental Activities-thus it is not expected to be repaid from resources generated by business-type activities.

   At March 31, 2006 the State had $2.1 billion in State-supported variable rate bonds outstanding and $6.0 billion in interest rate exchange agreements, where the State issues variable rate bonds and enters into a swap agreement that converts the rate effectively to a fixed rate. In addition, the State had $2.4 billion in convertible bonds, which bear a fixed rate until future mandatory tender dates at which time they can convert to either a fixed or variable rate. At March 31, 2006, variable rate bonds, net of those subject to the fixed rate swaps, were equal to 5.1% of the State-supported bonded debt portfolio. At March 31, 2006 the State had $47.1 billion in bonds, notes, and other financing agreements outstanding compared with $47.5 billion last year, a decrease of $442 million.

   The State Constitution, with exceptions for emergencies, limits the amount of general obligation bonds that can be issued to that amount approved by the voters for a single work or purpose in a general election. The State Finance Law, through the Debt Reform Act of 2000 (the Act), also imposes phased-in caps on new State-supported debt issued and related debt service costs. The Act also limits the use of debt to capital works and purposes, and establishes a maximum length of term for repayment of 30 years. The Act applies to all State-supported debt. The Debt Reform Act does not apply to debt issued prior to April 1, 2000 or to other obligations issued by public authorities where the State is not the direct obligor.

   The construction of certain State office buildings, campus facilities, and other public facilities has been financed through bonds and notes issued by public benefit corporations pursuant to lease/purchase agreements with the State. The State has also entered into financing arrangements with public benefit corporations that have issued bonds to finance past State budgetary deficits and grants to local governments for both capital and operating purposes. These lease/purchase and other financing arrangements which the State will repay over the duration of the agreements constitute long-term liabilities. The amount included in obligations under lease/purchase and other financing arrangements consists of total future principal payments and equals the outstanding balance of the related bonds and notes. Reporting relative to capitalized interest is also not included for leased capital assets.

   Risk Management. The State does not insure its buildings or their contents against theft, fire or other risks and does not insure its automobiles against the possibility of bodily injury and property damage. However, the State does have fidelity insurance on State employees. Workers' compensation coverage is provided on a self-insurance basis.

   Litigation. The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings, and other alleged violations of State and Federal laws.

   Included in the State's outstanding litigation are a number of cases challenging the legality or the adequacy of a variety of significant social welfare programs primarily involving the State's Medicaid and mental health programs. Adverse judgments in these matters generally could result in injunctive relief coupled with prospective changes in patient care that could require substantial increased financing of the litigated programs in the future.

   Actions commenced by several Indian nations which include the St. Regis Mohawk Indian Nation, the Oneida Indian Nation and the Cayuga Indian Nation claim that significant amounts of land were unconstitutionally taken from the Indians in violation of various treaties and agreements during the eighteenth and nineteenth centuries. The claimants seek recovery of thousands of acres of land as well as compensatory and punitive damages.

   With respect to pending and threatened litigation, the State has reported, in the governmental activities, liabilities of $119 million for awarded and anticipated unfavorable judgments. In addition, the State is a party to other claims and litigation that its legal counsel has advised may result in possible adverse court decisions with estimated potential losses of nearly $295 million.

   Ratings. As of September 2007, all outstanding general obligation bonds of the State of New York are rated AA by Standard & Poor's Corporation, and Aa3 by Moody's Investor's Service, Inc. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by the State of New York, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the New York Trust and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the New York Trust, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the New York Trust to pay interest on or principal of such bonds.

   The New York Trust is susceptible to political, economic or regulatory factors affecting issuers of New York municipal obligations (the "New York Municipal Obligations"). These include the possible adverse effects of certain New York constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in New York and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in New York or contained in Official Statements for various New York Municipal Obligations.

                           North Carolina Risk Factors

   Economic Condition and Outlook. The consensus revenue estimate for the upcoming fiscal year represented a very cautious stance regarding the portion of the 2005-06 revenue surplus counted as recurring. In addition, the economy-based revenue estimates for the year reflect the view that the combination of a rise in short-term interest rates to 5.25% (9.25% for prime rate) and persistently high energy prices will eventually lead to a "mid-decade slowdown" similar to 1984-86 and 1995. The result is that baseline General Fund tax growth is expected to be only 3.3%. This forecast is in line with the downward adjustments made in many states after a second year of strong April income tax payments.

   The projection of slower job growth and retail sales is pretty much the same outlook adopted a year ago during the 2005-06 budget discussions. The difference this year has to do with the loss of the underpinning from the robust real estate market. As the weakness in this sector continues to filter through the economy, we think the Federal Reserve will take note and leave short-term rates at the current 5.25% level. If the economic slowdown accelerates, the Federal Reserve may begin to lower rates during the second half of the fiscal year.

   An additional reason the 2006-07 economic outlook is cautious is that even if we get the change in direction of the economy and timing right, it is hard to project the magnitude of the decline. There have been numerous occasions in the past when the Federal Reserve overshot the mark and a planned slowdown turned into an outright recession. This has been especially true when the rate hikes are accompanied by external shocks such as a military engagement or a gas price spike.

   Barring any unforeseen international events we think that a full-scale recession can be avoided. One reason has to do with stable long-term interest rates. During a typical monetary tightening phase, long-term rates will follow hikes in short-term rates for the first few moves before stabilizing as investors become comfortable that an economic slowdown and lessening of inflation pressures is underway. During the current cycle long-term rates have remained stable throughout the Federal Reserve actions. Part of the reason for the stability has been the continued supply of funds from overseas. The other reason that a full-scale recession can be avoided has to do with the fact that the sharp increase in energy prices has not translated into a major increase in inflation" (prices increase excluding the volatile energy and food components).

   Though the risks to the economic outlook increased, the cautionary stance taken on the nonrecurring portion of the 2005-06 revenue surplus means that the State is well-positioned for the economic slowdown that is starting to unfold.

   Cash Management. It is the policy of the State that all agencies, institutions, departments, bureaus, boards, commissions and officers of the State shall devise techniques and procedures for the receipt, deposit and disbursement of monies coming into their control and custody which are designed to maximize interest-bearing investment of cash, and to minimize idle and nonproductive cash balances. The State Controller, with the advice and assistance of the State Treasurer, the State Budget Officer, and the State Auditor, develops, implements, and amends the Statewide Cash Management Policy. All cash deposited with the State Treasurer by state entities is managed in pooled investment accounts to maximize interest earnings.

   Risk Management. The State maintains self-insurance programs for employee health; general liability; medical malpractice; workers' compensation; and automobile, fire and other property losses. The State limits its risk for general liability; medical malpractice; and automobile fire and other property losses by purchasing private insurance for losses in excess of deductibles.

   Budget and Rate Projections. On July 20, 2006, the General Assembly passed House Bill 914 State Budget Act to replace the Executive Budget Act. This new legislation is effective July 1, 2007 and will affect budget development and management by simplifying, reorganizing, updating the current budget statutes, and making changes to conform the statutes to the state constitutional provisions governing appropriations. The State Budget Act defines key budget aspects and increases the targeted balance of the General Fund savings reserve from 5 percent to 8 percent of prior year operating appropriations expenditures. The new legislation provides that agency budgets be classified in accordance with generally accepted accounting principles as interpreted by the State Controller.

   As part of the implementation of the State Budget Act, several budgetary processes and the State's budget code structure will be reviewed and revised as appropriate. Some revisions are expected to require adjustment to the State's budgetary and accounting systems.

   Financial Analysis of the State as a Whole. Over time, increases or decreases in net assets serve as a useful indicator of whether a government's financial position is improving or deteriorating. The State's combined net assets increased $2.78 billion or 10.7% over the course of this fiscal year's operations. The net assets of the governmental activities increased $2.46 billion or 9.9% and business-type activities increased $319.02 million or 29.2%.

   The largest component of the State's assets ($28.08 billion) reflects its investment in capital assets (land, buildings, machinery and equipment, state highway system, and other capital assets), less related debt still outstanding that was used to acquire or construct those assets. Restricted net assets are the next largest component ($2.18 billion). Net assets are restricted when constraints placed on their use are (1) externally imposed by creditors, grantors, contributors, or laws or regulations of other governments or (2) legally imposed through constitutional provisions. The remaining portion, unrestricted net assets, consists of net assets that do not meet the definition of "restricted" or "invested in capital assets, net of related debt."

   The government-wide statement of net assets for governmental activities reflects a negative $1.49 billion unrestricted net asset balance. The State of North Carolina, like many other state and local governments, issues general obligation debt and distributes the proceeds to local governments and component units. The proceeds are used to construct new buildings and renovate and modernize existing buildings on the State's community college and university campuses, assist county governments in meeting their public school building capital needs, and to provide grants and loans to local governments for clean water and natural gas projects. Of the $6.45 billion of bonds and certificates of participation outstanding at June 30, 2006, $5.49 billion is attributable to debt issued as state aid to component units (universities and community colleges) and local governments. The balance sheets of component unit and local government recipients reflect ownership of the related constructed capital assets without the burden of recording the debt obligation. The policy of selling general obligation bonds and funneling the cash proceeds to non-primary government (non-State) entities has been in place for decades. However, by issuing such debt, the State is left to reflect significant liabilities on its statement of net assets (reflected in the unrestricted net asset component) without the benefit of recording the capital assets constructed or acquired with the proceeds from the debt issuances. Additionally, as of June 30, 2006, the State's governmental activities have significant unfunded liabilities for compensated absences in the amount of $374.8 million. These unfunded liabilities also contribute to the negative unrestricted net asset balance for governmental activities.

   Litigation. The State is involved in numerous claims and legal proceedings, many of which normally recur in governmental operations and may have a material adverse effect on the financial position of the State.

   Debt Administration. During the 2005-06 fiscal year, the State issued $370 million in general obligation bonds and entered into installment financing contracts (e.g., notes payable) exceeding $30 million. The new general obligation debt consisted of $300 million in higher education bonds (see next page) and $70 million in clean water bonds for providing grants and loans to local government units. The majority of the installment contracts were for the financing of energy conservation improvements at the N.C. Museum of Art and the downtown state government complex. Under these contracts, energy savings are guaranteed to exceed costs. The State is authorized to finance up to $100 million for energy conservation projects, of which $76.1 million remains authorized but unissued as of October 31, 2006. The State has undertaken these projects to reduce the use of energy, water, and other utilities in state facilities in order to provide its citizens with an example of energy efficiency.

   The State's general obligation bonds are secured by a pledge of the faith, credit, and taxing power of the State. The revenue bonds issued by the State are secured solely by specified revenue sources. The certificates of participation
(COPs) and lease-purchase revenue bonds issued by the N.C. Infrastructure Finance Corporation, a blended component unit of the State, are secured by lease and installment payments made by the State, and in the event of default, by a security interest in the leased facilities pursuant to a leasehold deed of trust (as applicable). The COPs issued for repair and renovation projects are not secured by a lien upon or security interest in the projects or any other property of the State.

   All payments of the State for the COPs and the lease-purchase revenue bonds are subject to appropriation by the General Assembly. If the State defaulted on its repayments, no deficiency judgment could be rendered against the State, but the State property that serves as security could be disposed of to generate funds to satisfy the debt. Failure to repay the debt would have negative consequences for the State's credit rating. Article 9 of Chapter 142 of the General Statutes prohibits the issuance of special indebtedness (e.g., COPs and lease-purchase revenue bonds) except for projects specifically authorized by the General Assembly. The use of alternative financing methods provides financing flexibility to the State and permits the State to take advantage of changing financial and economic environments.

   Article 5, Section 3 of the Constitution of North Carolina imposes limitations upon the increase of certain U.S. State debt. It restricts the General Assembly from contracting debts secured by a pledge of the faith and credit of the State, unless approved by a majority of the qualified voters of the State, except for the following purposes:

     1.   To fund or refund a valid existing debt;

     2.   To supply an unforeseen deficiency in the revenue;

     3. To borrow in anticipation of the collection of taxes due and payable within the current fiscal year to an amount not exceeding 50 percent of such taxes;

     4.   To suppress riots or insurrections; or to repel invasions;

     5. To meet emergencies immediately threatening the public health or safety, as conclusively determined in writing by the Governor; and

     6. For any other lawful purpose, to the extent of two-thirds of the amount by which the State's outstanding indebtedness shall have been reduced during the next preceding biennium.

   Ratings. As of September 2007, all outstanding general obligation bonds of the State of North Carolina are rated AAA by Standard & Poor's Ratings Services and Aaa by Moody's Investors Service, Inc. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local North Carolina issuers may be unrelated to the creditworthiness of obligations issued by the State of North Carolina, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the North Carolina IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the North Carolina IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the North Carolina IM-IT to pay interest on or principal of such bonds.

   The North Carolina IM-IT is susceptible to political, economic or regulatory factors affecting issuers of North Carolina municipal obligations (the "North Carolina Municipal Obligations"). These include the possible adverse effects of certain North Carolina constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in North Carolina and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in North Carolina or contained in Official Statements for various North Carolina Municipal Obligations.

                                Ohio Risk Factors

   General. The State of Ohio's first constitution was adopted in 1802, and Ohio entered the union in 1803. Ohio's present constitution was modified by a state constitutional convention in 1851 and has since been amended on numerous occasions. The Constitution establishes a state governmental structure similar to the federal model, with three separate branches of government -- executive, legislative, and judicial. The executive branch consists of the Governor and Lieutenant Governor, who are jointly elected, and four additional statewide elected officials: the Attorney General, the Auditor of State, the Secretary of State, and the Treasurer of State. All of these officials are elected to four-year terms. More than 100 departments, agencies, boards, and commissions are part of the executive branch of government and receive appropriations from the legislature, along with three judicial and five legislative agencies.

   The state legislature in Ohio is referred to as the General Assembly and consists of two separate chambers, the Senate, a 33-member body, and the House of Representatives, a 99-member body. Each member of the General Assembly is elected to represent the residents of a geographical district for a specified term. Members of Ohio's General Assembly are subject to term-limits; senators are restricted to serving two four-year terms, and representatives are restricted to serving four two-year terms. Each chamber has a presiding officer to call the chamber to order and direct the calendar of events. The presiding officer in the Senate is the President of the Senate, and the presiding officer of the House of Representatives is the Speaker of the House. A new General Assembly is convened in January of each odd-numbered year. Along with the establishment of our state governmental structure, the Constitution requires Ohio to have a balanced budget. Ohio's budget is prepared for a period of two years -- a biennium --, which begins on July 1 of odd-numbered years and ends 24 months later on June 30.

   The State provides a wide range of services and support to its citizenry that are accounted for in the following functions or programs: primary, secondary and other education, higher education support, public assistance and Medicaid, health and human services, justice and public protection, environmental protection and natural resources, transportation, general government, community and economic development, workers' compensation, lottery, unemployment compensation, tuition credits, liquor control, and other business-type activities.

   Economic Overview. The economic expansion continued through 2006 and into 2007. Real gross domestic product (GDP) increased 3.3 percent in 2006, compared with a 3.2 percent increase in 2005. Core inflation ratcheted higher, despite a large decline in energy prices that pulled down overall inflation. The Federal Reserve raised short-term interest rates by another 100 basis points, and then paused. Market interest rates fluctuated in a relatively narrow range, ending the year little changed.

   Ohio employment increased by 8,900 jobs in 2006, compared with gains of 15,600 jobs and 28,000 jobs in 2004 and 2005, respectively. The decline in manufacturing employment intensified during the year, especially in primary metals and transportation equipment. Outside manufacturing, employment at general merchandise stores and in local education posted declines. Employment expanded in accommodation and food service, health care and social assistance, professional and technical services, and transportation and warehousing.

   Despite the weakening in Ohio labor markets, personal income accelerated for the third consecutive year. Personal income during the four quarters ending in the third quarter of 2006 was 4.3 percent higher than during the year earlier period. U.S. personal income increased 6.1 percent during the same time. On a per capita basis, personal income grew approximately 4.2 percent in Ohio and 5.2 percent in the U.S. Wage and salary disbursements grew 3.7 percent in Ohio and
6.3 percent in the U.S.

   Ohio employment growth is projected to increase 0.9 percent in 2007 and one percent in 2008 on a fourth quarter to fourth quarter basis, according to Global Insight. Those would be the best growth rates for Ohio employment since 1999. Employment in professional and business services and education and health services are expected to grow rapidly. Employment in construction and manufacturing is projected to decline in 2007.

   Personal income is expected to benefit from more-rapidly rising employment and additional gains in productivity-led increases in wages and salaries. Even so, growth is projected to slow from an estimated 4.7 percent for all of 2006 to
4.3 percent in 2007, rising to 4.6 percent in 2008. The projected slowdown in income growth is due entirely to lower inflation. Real personal income is projected to accelerate in both 2007 and 2008.

   Ohio retail sales are projected to slow from an estimated 4.9 percent increase in 2006 to 2.1 percent in 2007 and 2.8 percent in 2008. Car registrations are projected to fall 2.4 percent in 2007 and increase 1.2 percent in 2008, after falling by an estimated six percent in 2006. Housing starts are projected to decline 20 percent in 2007, before rebounding 11 percent in 2008. Ohio housing starts fell an estimated 22.4 percent in 2006.

   The cumulative effects of tax reform in Ohio are expected to support hiring and production by increasing economic efficiency and reducing disincentives to do business in the state. The second year of a five-year 21 percent reduction in marginal personal income tax rates and the replacement of the corporate franchise tax and tangible personal property tax with a broad, low commercial activities tax will bring tax rates more in line with those in other states.

   Following a temporary rebound in early 2006 from the negative effects of the late 2005 hurricanes, the U.S. economy decelerated during the middle two quarters of the year. The slowdown was concentrated in housing and motor vehicles, but started to affect other sectors. Economic growth nationally and in Ohio is projected to remain below trend during much of 2007, resulting in somewhat lower inflation and one interest rate decrease by the Federal Reserve.

   Major Initiatives. In June 2005, Amended Substitute House Bill 66 (HB 66), the biennial budget bill, was signed into law. As described extensively in prior financial reports, this tax reform was a significant overhaul of Ohio's state and local tax structure. The entire tax reform package was designed to spur strong business development and new jobs. The reforms are phased-in between Fiscal Year 2006 and Fiscal Year 2010 and include:

     1.   A 21 percent reduction in the income tax, phased in over five years;

     2. elimination of the tangible personal property tax for general businesses and for telecommunications companies, phased in over four- and five-year periods, respectively;

     3. elimination of the corporate franchise tax (except for financial institutions and their affiliates) over a five-year period; and

     4. enactment of a commercial activity tax (CAT), phased in over five years.

   By fiscal year 2010, the estimated reductions in state taxes will reach $2.4 billion. State taxes are not the only taxes reduced in this reform. The elimination of the local general business tangible personal property tax increases the size of the overall tax cut. Total tax reductions will reach $3.7 billion by fiscal year 2010 when the reform package is fully phased in.

   General Revenue Fund (GRF) appropriations for fiscal year 2006-fiscal year 2007 in HB 66 will result in the two slowest growing fiscal years of the last 40 years, with GRF growth rates of 1.9 percent in fiscal year 2006 and 2.6 percent in fiscal year 2007. Many agencies will spend less from the GRF in fiscal year 2007 than they spent in fiscal year 2000. The majority of GRF spending increases over this time period can be attributed to increased investment in primary and secondary education and Medicaid, and ongoing costs for debt service and property tax relief programs.

   As in the fiscal year 2004-2005 budget, the fiscal year 2006-2007 budget reduced or held flat many of the State's GRF-funded agencies and consolidated functions or activities of several state agencies. Of the State's 64 GRF-funded agencies, 24 remain at fiscal year 2005 GRF levels or have decreased their reliance on GRF funding.

   In response to the profound changes in Ohio's tax structure, the State will need to fundamentally change the way in which it manages scarce resources to reflect pending budget constraints. Over the coming four years, state spending reforms will include increased transparency, a focus on accountability and performance, improved financial systems management, improved cash management, precise debt management, and targeted investment of scarce resources.

   Ohio will enhance the transparency of its financial position for its citizens and investors. OBM will pursue awards for excellence in budget and financial reporting through the Government Financial Officers Association (GFOA). For the first time, the fiscal year 2008-fiscal year 2009 executive budget will present revenue and spending projections for four years (fiscal year 2008 through fiscal year 2011). Prior executive budgets presented only two years of financial data. The revenue constraint enacted in HB 66 tax reforms require a clear presentation of Ohio's near term financial position. Ohio has not received the GFOA award for budget reporting since the fiscal year 2002 - Fiscal Year 2003 executive budget.

   OBM will also pursue the GFOA award for financial reporting for its Fiscal Year 2006 CAFR. For Fiscal Year 2005, Ohio didn't receive the award due to challenges in concluding audits related to the Bureau of Workers' Compensation within reporting deadlines. This is an area in which the administration has pledged to improve its performance.

   Ohio will improve its financial management and decision making when it completes deployment of a comprehensive enterprise information system throughout state government. When complete, the enterprise installation will be the most comprehensive enterprise IT system operating at a state level in the nation. OBM is in the second of three stages in the deployment of the Ohio Administrative Knowledge System (OAKS). The initial stage of OAKS, went live in January 2007 and implemented a new human resource system for state agencies to manage payroll and personnel. The second stage of OAKS implementation, scheduled to go live in July 2007, will provide OBM with new, enhanced financial management and reporting tools. The final stage of OAKS implementation, scheduled for January 2008, will deploy new, enhanced budget decision and management tools. In addition to providing new decision and management tools to public managers, OAKS implementation will require that the State works to upgrade skills and invests in human capital development in the workforce across agencies.

   To enhance collections and revenue management, the Department of Taxation will deploy the State Taxation Revenue and Accounting System (STARS). STARS provides an integrated tax collection and audit system and replaces the state's existing separate tax software and administration systems for the twenty-four different taxes collected by the state. STARS will make it possible for the Department of Taxation to provide an improved quality of taxpayer services and enhance the compliance activities of the Department.

   Revenues and Expenditures. Revenues slightly outpaced expenses during fiscal year 2006, and when combined with transfers from the State's business-type activities, net assets for governmental activities increased from $18.1 billion, at July 1, 2005, as restated, to $18.94 billion, at June 30, 2006, or $839.2 million. Revenues for fiscal year 2006 in the amount of $42.41 billion were 5.3 percent higher than those reported for fiscal year 2005. This increase in revenues can, in part, be attributed to strong personal income tax, corporation franchise tax, and cigarette tax collections, which offset decreases in sales tax collections. Expenses followed the trend as the reported $42.39 billion in spending represented a 5.2 percent increase over fiscal year 2005. Net transfers for fiscal year 2006 also increased to $818.6 million, or by 1.4 percent, when compared to fiscal year 2005.

   Budgetary Control. The State's management is responsible for establishing and maintaining internal control designed to ensure that the State's assets are protected from loss, theft, or misuse and to ensure that adequate accounting data are compiled to allow for the preparation of financial statements in conformity with GAAP. Internal control is designed to provide reasonable, but not absolute, assurance that these objectives are met. The concept of reasonable assurance recognizes that: 1) the cost of a control should not exceed the benefits likely to be derived, and 2) the valuation of costs and benefits requires estimates and judgments by management. A series of executive orders established the Internal Accounting Control Program (IACP), beginning in Fiscal Year 1992 and ending in December 2006. The IACP established written guidelines for state agencies to follow during periodic management reviews of their accounting operations. Under the program, agencies were required to formally establish, maintain, and annually evaluate and report on internal accounting control.

   The State's Central Accounting System (CAS) achieves budgetary control over the various accounts of the State's funds. The General Assembly, authorizes expenditures by appropriating funds in biennial and supplemental appropriation acts. The Office of Budget and Management uses the CAS to control departmental obligation and expenditure activity to ensure authorized appropriations are not exceeded. The State's non-GAAP budgetary financial statements are prepared on a modified cash basis of accounting. This means that revenues are recognized when cash is received and expenditures are recognized when cash is paid. Encumbrances, reservations of appropriation authority as of June 30, the end of the State Fiscal Year, are reflected as expenditures on the budgetary basis of accounting. Budget-to-actual comparisons can be found in this report for each governmental fund for which an appropriated annual budget has been adopted. For the General Fund and major special revenue funds, these comparisons are presented as part of the basic financial statements. For other budgeted governmental funds with appropriated annual budgets, budget-to-actual comparisons are in the nonmajor governmental funds section of the CAFR.

   The CAS maintains all non-GAAP budgetary basis transactions and most GAAP basis adjustments. In addition to the information obtained from the CAS for financial reporting, selected financial information provided by the State's agencies and departments is compiled to complete the GAAP basis financial statements. Differences between the two bases of accounting (GAAP vs. non-GAAP budgetary) include: 1) entity differences -- the GAAP reporting entity may include organizations such as financing authorities and other component units that are not included in the State's budget; 2) basis differences -- the GAAP basis results in the reporting of accruals while the non-GAAP budgetary basis results in the reporting of cash transactions; and 3) timing differences -- for example, GAAP recognizes expenditures for payables for goods and services received, whereas the non-GAAP budgetary basis considers unliquidated encumbrances as expenditures.

   Cash Management. In Ohio, with the exception of certain organizations within the State's reporting entity that have independent powers to manage and invest their funds, the Treasurer of State is responsible for investing the State's cash and investments pool.

   During Fiscal Year 2006, cash management and investment transactions made by the Treasurer of State's Office, in accordance with the Uniform Depository Act, were limited to checking accounts and certificates of deposit with qualified public depositories, U.S. government and agency obligations, bonds and other direct obligations of the State of Ohio, obligations of a board of education, as authorized under Sections 133.10 or 133.301, Ohio Revised Code, commercial paper, repurchase agreements, no-load money market mutual funds, bankers' acceptances, bonds of U.S. corporations or of foreign nations diplomatically recognized by the United States, security lending agreements, and the Treasurer's investment pool, STAR Ohio.

   Quarterly, the Ohio Office of Budget and Management (OBM) allocates the investment income earned on the cash and investments pool to the various funds designated by law to receive the earnings. The allocation is calculated in accordance with a formula based on average daily cash balances invested over the quarter. The Ohio Lottery Commission's investment portfolio, which is dedicated to the payment of deferred lottery prizes and is accounted for as part of the cash and investments pool, however, is not part of the investment earnings allocation just described. Instead, the Treasurer of State credits the investment earnings from the dedicated portfolio directly to the credit of the fund that accounts for this activity.

   Risk Management. The State's primary government is self-insured for claims under the Ohio Med Health and United Healthcare plans and for vehicle liability while it has placed public official fidelity bonding with a private insurer. The State self-funds tort liability and most property losses on a pay-as-you-go basis; however, selected state agencies have acquired private insurance for their property losses. Also, the State's primary government and its component units participate in a public entity risk pool, which is accounted for in the Bureau of Workers' Compensation Enterprise Fund, for the financing of their workers' compensation liability.

   Ratings. As of September 2007, all outstanding general obligation bonds of the State of Ohio are rated AA+ by Standard & Poor's Ratings Services and Aa1 by Moody's Investor's Service, Inc. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Ohio issuers may be unrelated to the creditworthiness of obligations issued by the State of Ohio, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the Ohio IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the Ohio IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the Ohio IM-IT to pay interest on or principal of such bonds.

   The Ohio IM-IT is susceptible to political, economic or regulatory factors affecting issuers of Ohio municipal obligations (the "Ohio Municipal Obligations"). These include the possible adverse effects of certain Ohio constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Ohio and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in Ohio or contained in Official Statements for various Ohio Municipal Obligations.

                              Oklahoma Risk Factors

   Economic Outlook. Oklahoma is an attractive place in which to live and conduct business. The state enjoys a very low cost of doing business, has a highly skilled and productive work force, enjoys low energy costs and is geographically well positioned for interstate commercial activity. For example, Oklahoma lies at the crossroads of U.S. Interstates 35, 40 and 44, three of the nation's most important transportation and shipping corridors, allowing state businesses to take advantage of opportunities anywhere in the United States. Oklahoma boasts high quality education systems with award winning schools, which are considered models for career-technology, common, and higher education. Oklahoma's School of Science and Math in Oklahoma City consistently ranks among the top schools in the country.

   Oklahoma is also known for its abundant resources. The state remains a leading producer of oil and natural gas, allowing Oklahoma manufacturers to take advantage of some of the lowest energy prices in the nation. Oklahoma is a leading producer of agricultural products, ranking in the top ten in production of wheat, peanuts, grain sorghum, pecans, rye, hogs and cattle. Oklahomans also enjoy many opportunities for outdoor recreation and, due to its many man-made reservoirs, Oklahoma has more miles of shoreline than any other state.

   Oklahoma's economy has made great gains since the economic recession of 2001-2002. Oklahoma was rated one of the "Top 10 Pro-Business States for 2005" by Pollina Corporate Real Estate. The national study recognized Oklahoma for its business incentives and economic development efforts.

   A few highlights of Oklahoma's economy are: added 26,700 new jobs over the past year; in 2005, state job growth outpaced the nation with growth of 1.8% compared to 1.4% for the U.S.; Oklahoma's unemployment rate also outpaced the nation with a 9% decline in unemployment from 4.7% in October of 2004 to 4.3% in October of 2005. For the same periods in time, the U.S. unemployment rate decreased by 9% from 5.5% to 5.0%.

   Some of the most notable employment announcements taking place in Oklahoma include: 363 jobs being added in Oklahoma City by Walgreens, 500 in Bartlesville by ConocoPhillips, 400 in Tulsa by Lenders Services Direct, and Cherokee ConneX LLC announced plans to add 840 jobs in Muskogee.

   Oklahoma emerged from the revenue shortfall years of fiscal years 2002 and 2003 with solid revenue growth in 2004 through 2006. Actual revenue collected again exceeded 100% of the estimate and a deposit of $34.4 million was made into the Rainy Day Fund. This is the second year in a row and only the second time since the creation of the Rainy Day Fund that the fund balance reached the maximum allowed by law. The legal maximum is equal to 10% of the prior fiscal year's general revenue fund appropriations, or $495.7 million, for fiscal year 2006.

   Oklahoma is also experiencing record investment revenues as the State Treasurer's monthly average investable base has risen from $1.801 billion at the end of 2003 to $3.053 billion at the end of 2006. Already for 2007, this amount has increased another $250 million to an all time high of $3.353 billion.

   Major Initiatives. Revenue projections for 2007 reflect Oklahoma's continued economic strength. Growth in individual income tax and oil and gas tax revenues is expected to grow at a steady rate and yield another positive year. Revenue from the increased tobacco tax, gaming and the lottery will enhance Oklahoma's diverse revenue base and provide additional funds to health care and education. The State Board of Equalization approved an increase in certification of over $437.6 million from 2006. Changes in law and transfers to the special cash fund made during the legislative session increased overall appropriations and expenditure authority to over $6.64 billion for 2007. An 2007 decrease in Transportation appropriations is due to the one time 2006 supplemental appropriation of $100 million for the repair of state bridges. Additional funds are expected to become available after the start of the fiscal year 2007. An additional $50 to $200 million is anticipated to spill over from the Rainy Day Fund when it reaches a Constitutional cap of $495.7 million. A total of $497.3 million in "spillover" funds were already allocated including $150 million to EDGE, $25 million for county bridges, $85.5 million for Regents for Higher Education and $15 million for the state emergency purposes.

   The Governor and Legislature focused on a number of significant issues during the 2006 legislative session designed to encourage economic development, improve education and increase access to quality health care services.

   The Economic Development Generating Excellence (EDGE) fund was created during the past session. Eligible projects and programs include matching funds for applied research in areas such as aerospace technology, biotechnology, sensor technology, weather science, energy, advanced materials and telecommunications as well as seed money including capital for the OCAST Seed Capital Revolving fund.

   Also, the Oklahoma Opportunity Fund was created for the purposes of economic development and related infrastructure development. Expenditures must be expected to result in substantial economic benefit to the State. The Legislature directed $45 million for the fund 2007. Of that amount $20 million has been obligated for infrastructure support and loans to the new MG Motors plant in Admore, Oklahoma.

   Tax reform was enacted lowering the top marginal rate for income taxes for tax year 2007 to 5.65% with a further reduction to 5.55% in tax year 2008. The standard deduction will gradually increase to the federal level. Estate taxes will be phased out over a three-year period by equaling the exemption and rates for lineal and collateral heirs in 2007 and further increasing the exemptions in 2008 and 2009.

   The 2007 budget includes $136 million for a $3,000 across-the-board salary increase for teachers. While Oklahoma still lags behind the regional average for teacher's salaries, it has increased to 92% of the average from a low of 87% in fiscal year 2000.

   Recommendations of the Achieving Classroom Excellence (ACE) Task Force created in the 2005 Session are continuing to be implemented. Major provisions include advising the State Board of Education on curriculum alignment, assessment development, alternate tests, intervention, and remediation strategies.

   Revenues and Expenditures. Revenue collections continue to improve in the current fiscal year. In the first five months, General Revenue Fund collections are $86.5 million (or 3.84%) above estimated collections and $189.9 million (or 8.8%) above prior year collections. Individual and corporate income taxes and sales taxes are primarily responsible for the revenue increases. Gross production tax on natural gas has increased over the prior year, but is below estimated collections. The growth of income and sales tax collections is a good indicator that the underlying state economy continues to gain strength. The likelihood of budget cuts during the current fiscal year is remote unless the current trends reverse.

   Receipts from all of the four major taxes (income tax, sales tax, gross production tax and motor vehicle tax) exceeded revenues of the prior year, producing a combined total of $5.1 billion, or 89% of total GRF receipts. The total of major taxes collected increased $706 million or 16% from that of the prior year, an indication of increased business activity. As compared to fiscal year 2005, collections from income taxes increased by $338 million, or 14.0%; sales taxes increased by $119.8 million, or 8%; motor vehicle taxes increased by $13.8 million, or 1.0% and gross production taxes on gas increased by $234.5 million, or 47%.

   Oklahoma has established an enviable record in recent years in its revenue forecasting results. Since enactment of a constitutional amendment in 1985 establishing new revenue estimating procedures, collections have exceeded the estimate in eight years and dipped below the estimate seven years.

   Assets and Funds. The State's combined net assets (government and business-type activities) totaled $12.4 billion at the end of 2006, compared to $11 billion at the end of the previous year.

   The largest portion of the State's net assets (51%) reflects its investment in capital assets such as land, buildings, equipment, and infrastructure (road, bridges, and other immovable assets), less any related debt used to acquire those assets that is still outstanding. The State uses these capital assets to provide services to citizens; consequentially, these assets are not available for future spending. Although the State's investment in its capital assets is reported net of related debt, it should be noted that the resources needed to repay this debt must be provided from other sources, since the capital assets themselves cannot be used to liquidate these liabilities.

   A portion of the State's net assets (24%) represents resources that are subject to external restrictions on how they may be used. The remaining balance of unrestricted net assets may be used to meet the State's ongoing obligations to citizens and creditors. Internally imposed designations of resources are not presented as restricted net assets.

   At the end of the current fiscal year, the State is able to report positive balances in all three categories of net assets, both for the government as a whole, as well as for its separate governmental and business-type activities. The same situation held true for the prior fiscal year.

   The State's net assets increased by $1.3 billion or 12%. Approximately 56 percent of the State's total revenue came from taxes, while 36 percent resulted from grants and contributions (including federal aid). Charges for various goods and services provided seven percent of the total revenues. The State's expenses cover a range of services. The largest expenses were for general education, social services, and health services. In 2006, governmental activity expenses exceeded program revenues, resulting in the use of $6.8 billion in general revenues (mostly taxes). The business-type activities' program revenues exceeded their expenses for 2006 by $217 million.

   As of the end of the current fiscal year, the State's governmental funds reported combined ending fund balances of $5.7 billion, an increase of $1.6 billion from the prior year. More than one half ($3.4 billion or 59%) of this total amount constitutes unreserved fund balance, which is available for spending in the coming year. The remainder of fund balance is reserved to indicate that it is not available for new spending because it has already been committed 1) to liquidate contracts and purchase orders of the prior fiscal year ($357 million), 2) to pay debt service ($135 million), (3) to be held in permanent trust funds for education, wildlife and prevention of tobacco related health issues ($1.7 billion) or (4) for a variety of other restricted purposes ($94 million). The general fund is the chief operating fund of the State. At the end of the current fiscal year, unreserved fund balance of the general fund was $3.4 billion, while the total fund balance increased $1.4 billion to $3.96 billion. As a measure of the general fund's liquidity, it may be useful to compare both unreserved fund balance and total fund balance to total fund expenditures. Unreserved fund balance represents 26% of total general fund expenditures (up from 19% a year ago), while total fund balance represents 31% of that same amount (up from 22%). Overall, the fund balance of the State's general fund increased by $1.4 billion during the current fiscal year. This is a 57% increase from the prior year.

   The State of Oklahoma's total debt increased by $524 million, or 27.9%, during the current fiscal year. This increase is primarily due to the State issuing $610 million in new OCIA revenue bonds. The Oklahoma Capital Improvement Authority (OCIA) has twenty-nine outstanding series of building bonds to construct and equip sate office buildings and prisons. Ten of these series were issued during the current fiscal year. Principal and interest payments on these bond issues are paid from rents collected from the various state and federal agencies that occupy the buildings constructed with the bond proceeds. The monies from the $610 million in new bond issues will provide $515,350,000 for Oklahoma colleges and universities and $94,705,000 for primary government improvements.

   Government Funds. The Commissioners of the Land Office Permanent Fund, which accounts for the land and cash granted to the State by the United State Congress for the use and benefit of educational systems in Oklahoma, continues to recover from a two year period in 2002 and 2001 of poor investment earnings which caused noticeable decreases in fund balance. This fund reported a $155 million in net investment revenues for 2006. Overall, the current year activity resulted in an increase in the fund balance of $103 million for the year. This is an increase of about 8% from the previous year fund balance. Expenditures and transfers from the fund to benefit educational systems in Oklahoma increased by $5 million to about $68 million.

   The Department of Wildlife's Lifetime Licenses fund balance increased by 6.2% to $70.5 million. This increase occurred due to increases in both license revenue and other sales and services over the previous year.

   The Tobacco Settlement Endowment Permanent Fund holds certain moneys that are received in settlement of claims by the state against tobacco manufacturers. Earnings from these moneys are to be utilized for research, education, prevention and treatment of tobacco related diseases and certain other health programs. This fund reported a $52 million increase in fund balance with most of the increase, $43.7 million, coming from the settlement payment by tobacco manufacturers for 2006. The prior year's payment was about $43.5 million. The state now has $297.4 million in the permanent fund.

   Debt Administration. General obligation bonds are backed by the full faith and credit of the State, including the State's power to levy additional taxes to ensure repayment of the debt. Accordingly, all general obligation debt currently outstanding was approved by a vote of the citizens. Prior to a 1993 general obligation bond program, except for refunding bonds, the State last issued general obligation bonds in 1968. Certain maturities of those bonds were advance refunded in 1977 and again in 2003. As of June 30, 2006, the outstanding general obligation net debt of the State of Oklahoma was $247.5 million. This figure excludes the self-supporting taxable bonds of the Oklahoma Industrial Finance Authority, which are secured by the repayment of loans made to private businesses. State revenues have never been required to support debt service payments on these obligations.

   Various agencies, trusts, and authorities issue revenue bonds on behalf of the State of Oklahoma, and these obligations are supported solely by the revenues of the issuing entities. Those revenues may include appropriations to the respective entities.

   Risk Management. In general the State is "self-insured" for health care claims, workers' compensation, tort liability, vehicle liability, and property losses, with some exceptions for participation in health maintenance organizations and for excess coverage items. The property loss excess coverage is limited to a maximum loss of $1 billion. The Oklahoma State and Education Employees' Group Insurance Board provides group health, life, dental and disability benefits to the State's employees and certain other eligible participants. The State Insurance Fund provides workers' compensation coverage for both public and private sector employees in Oklahoma.

   Ratings. As of September 2007, all outstanding general obligation bonds of the State of Oklahoma are rated AA by Standard & Poor's Ratings Services and Aa3 by Moody's Investor's Service, Inc. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Oklahoma issuers may be unrelated to the creditworthiness of obligations issued by the State of Oklahoma, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the Oklahoma IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the Oklahoma IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the Oklahoma IM-IT to pay interest on or principal of such bonds.

   The Oklahoma IM-IT is susceptible to political, economic or regulatory factors affecting issuers of Oklahoma municipal obligations (the "Oklahoma Municipal Obligations"). These include the possible adverse effects of certain Oklahoma constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Oklahoma and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in Oklahoma or contained in Official Statements for various Oklahoma Municipal Obligations.

                               Oregon Risk Factors

   General Economic Conditions. Oregon is the least populous of the three west coast states that also include California and Washington. Oregon had about 1.9 million of the three states' 23.1 million workers in late 2005. Oregon's largest metro area is the Portland-Vancouver-Beaverton metropolitan statistical area. The Portland area is the sixth largest of the seven metro areas with one million or more workers in the three states. It includes about half of Oregon's jobs.

   Employment grew more rapidly in Oregon than in most neighboring states in the mid-1990s due largely to a boom in high technology (primarily computer chips), transportation equipment (such as recreational vehicles and heavy trucks), and construction. The Asian financial crisis in 1997 led to weaker manufacturing employment and slower overall job growth in Oregon. Then the national recession hit the state. Between late 2000 and the middle of 2003, employment fell by as much as 4.0 percent, much worse than neighboring states. Since then, Oregon has seen very rapid job recovery. The state surpassed its November 2000 prerecession peak employment level in early 2005 and has grown at a 3.0 percent annual rate since then.

   During the rapid job growth of the mid-1990s, Oregon's unemployment rate ranked in the middle of all states and lower than its neighboring states. However, the rate rose with the Asian financial crisis. During the economic boom of the late 1990s and in 2000, Oregon's unemployment rate did not fall as low as did the rates in neighboring states. With the onset of the recession, Oregon's unemployment rate soared from just over 5.0 percent in late 2000 to a peak of
8.5 percent in the middle of 2003. The state's population continued to grow despite the high unemployment rate with weaker, but still positive, net migration. Oregon had the nation's highest or second-highest state unemployment rate for 43 months, from April 2001 to October 2004. With the recovery in job growth, the unemployment rate eased to about 5.5 percent by late 2006.

   Oregon's major export-related industries include lumber and wood products, high technology, agriculture and food products, machinery, transportation equipment, and tourism-related sectors. The state also has a concentration in call center employment. Despite the recent rapid job recovery, forecasters see no major source of rapid job growth in the near future. Therefore, annual employment growth is expected to slow to less than 1.5 percent by 2007 and to only 1.0 percent by 2011. Still, this is higher than the growth forecast for the nation as a whole. Job growth is expected to be fastest in the professional and business services sector and in the health care industry. Manufacturing is projected to lose jobs. With population projected to grow faster than jobs between 2005 and 2011, Oregon may continue to have an elevated unemployment rate.

   During the past ten years, the State's general governmental expenditures related to education have increased in amount, but have decreased as a percentage of total expenditures (a ten-year decrease of 0.6 percent). This relative decline results from a shift in allocation of total expenditures for other program areas such as public safety, transportation, and debt service expenditures. Although general governmental expenditures related to human resources have increased as programs to serve needy Oregonians have expanded, the percentage of total expenditures is 2.4 percent higher than it was ten years ago.

   During the past ten-year period, federal revenues, while continuing to increase in amount, have actually decreased as a percentage of total revenue (a ten-year decrease of 0.6 percent). The reason for this relative decline is the relative increase in general governmental expenditures related to services that are supported more by taxes than by federal revenues (e.g., education, human resources, public safety); thus, as taxes have increased to support these services, so has the proportion of total revenue generated by taxes.

   The unemployment rate for Oregon is currently 5.1 percent, down from 5.9 percent a year ago. This is higher than the national rate of 4.4 percent. Employment growth in the second quarter of 2006 was 3.6 percent. This marks the third year of job growth, an indication of a well-established economic expansion in Oregon's job market.

   Budgetary Process. The Oregon budget is approved on a biennial basis by separate appropriation measures. A biennium begins July 1 and ends June 30 of odd-numbered years. Measures are passed for the approaching biennium during each regular Legislative session, held beginning in January of odd-numbered years.

   Because the Oregon Legislative Assembly meets in regular session for approximately six months of each biennium, provision is made for interim funding through the Legislative Emergency Board. The Emergency Board is authorized to make allocations of General Fund monies to State agencies from the State Emergency Fund. The Emergency Board may also authorize increases in expenditure limitations from Other or Federal Funds (dedicated or continuously appropriated funds), and may take other actions to meet emergency needs when the Legislative Assembly is not in session. The most significant feature of the budgeting process in Oregon is the constitutional requirement that the budget be in balance at the end of each biennium. Because of this provision, Oregon may not budget a deficit and is required to alleviate any revenue shortfalls within each biennium.

   Revenue and Expenditures. The State budgets on a biennial basis rather than an annual basis. As such, final budgeted expenditures for the General Fund reflect the Legislatively Approved Budget as of June 30, 2006, for the 2005-2007 biennium. Budgeted expenditures as of June 30, 2006 increased by $152.3 million from original budgeted expenditures reflected in the Legislatively Adopted Budget. This increase was made to provide funding for additional expenditures mainly in the program areas of education, human resources, and public safety. Forecasted revenues increased by $1,062.7 million from the original budgeted revenues. This increase was primarily due to higher than originally forecasted corporate and income tax revenue projections.

   For the first year of the 2005-2007 biennium, actual revenue and other financing sources exceeded actual expenditures and other financing uses by $233.2 million. Typically, the timing of required expenditures does not coincide with the timing of the collection of taxes and other revenues within a given biennium. For cash flow management needs resulting from these timing differences, the State issued $148.1 million of tax anticipation notes during the fiscal year. This obligation will be repaid with income tax revenue prior to the end of the biennium. Recent economic indicators and estimated collections of corporate and income tax revenues for the 2005-2007 biennium are expected to generate "kicker" refunds/credits.

   Debt Administration and Limitation. The State's constitution authorizes the issuance of general obligation bonds for financing higher education building projects, facilities, institutions, and activities. As of June 30, 2006, the total balance of general obligation bonds was $4.31 billion.

   Ratings. As of September 2007, all outstanding general obligation bonds of the State of Oregon are rated AA by Standard & Poor's Ratings Services and Aa2 by Moody's Investor's Service, Inc. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Oregon issuers may be unrelated to the creditworthiness of obligations issued by the State of Oregon, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the Oregon IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the Oregon IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the Oregon IM-IT to pay interest on or principal of such bonds.

   The Oregon IM-IT is susceptible to political, economic or regulatory factors affecting issuers of Oregon municipal obligations (the "Oregon Municipal Obligations"). These include the possible adverse effects of certain Oregon constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Oregon and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in Oregon or contained in Official Statements for various Oregon Municipal Obligations.

                            Pennsylvania Risk Factors

   Economic Outlook. The Commonwealth of Pennsylvania ("Pennsylvania" or the "Commonwealth") historically has been identified as a heavy industry state, although that reputation has been changing as the industrial composition of Pennsylvania's economy continues to diversify into the service sector, including trade, medical and health services, education and financial institutions. Pennsylvania's agricultural industries are also an important component of the Commonwealth's economic structure, particularly in crop and livestock products as well as agribusiness and food related industries.

   The national economy slowed dramatically during the second quarter of 2006. This slowdown was juxtaposed on continued gains in employment both nationally and within the Pennsylvania economy. Despite the slowdown, improvements in personal income, government finances, and jobs growth were recorded during the recently completed fiscal year.

   From mid-2006 to mid-2007, growth in the national economy, as measured by gross domestic product, is expected to average 2.2 percent, below recent performances. An overall downturn in the housing market likely will lead to slower growth in the economy. Significant decreases in oil prices will beneficially impact the economy and reduce inflationary pressures. More cautious consumer spending and weakened foreign trade will adversely impact the national and Pennsylvania economies in late 2006 and early 2007. Overall, slow economic growth is forecasted for the nation and Pennsylvania.

   Commonwealth Financial Structure. The Constitution and the laws of the Commonwealth require all payments from the State Treasury, with the exception of refunds of taxes, licenses, fees and other charges, to be made only by duly enacted appropriations. Amounts appropriated from a fund may not exceed its actual and estimated revenues for the fiscal year plus any unappropriated surplus available. Appropriations from the principal operating funds of the Commonwealth (the General Fund, the Motor License Fund and the State Lottery
Fund) are generally made for one fiscal year and are returned to the unappropriated surplus of the fund (a lapse) if not spent or encumbered by the end of the fiscal year. The Commonwealth's fiscal year begins July 1 and ends June 30.

   The General Fund. The General Fund, the Commonwealth's largest operating fund, may be used to assess Pennsylvania's financial position and activities for the fiscal year ended June 30, 2006. It accounts for all revenues and other receipts that are not required by law to be accounted for or deposited in other special funds, and reflects a significant portion of Commonwealth expenditures. Tax revenues, principally personal and corporate income, and sales and use taxes, constitute approximately 55.9 percent of the General Fund budgetary basis revenues. General Fund expenditures are reported in the following functional assignments, along with the related percentage of state-funded expenditures: direction and supportive services (3.64), protection of persons and property (11.50), health and human services (40.85), public education (36.40), recreation and cultural enrichment (1.08), economic development (2.52), transportation (1.43) and transfers to debt service funds (2.58) for all obligations except those incurred for highway or other special revenue fund purposes.

   A moderately growing national economy that achieved preliminary estimates for growth resulted in improved economic conditions within significant portions of the national and Pennsylvania economies. Gains in government revenues, corporate profits, job creation and personal income were experienced. However, economic growth proved erratic as growth was 1.7% in the fourth quarter of 2005 but rebounded to reach 5.6% in the first quarter of 2006. The end of the fiscal year saw growth in real gross domestic product slow significantly, from 5.6% to 2.6% on a seasonally adjusted annual rate basis during the second quarter of 2006. A downturn in the housing market and a more cautious consumer were the prime drivers of the economic slowdown. Continued elevation of energy prices adversely impacted spending, which dropped significantly during the second half of the fiscal year ended June 30, 2006 while personal incomes continued to grow modestly. Job growth continued during the fiscal year and the unemployment rate continued to drop throughout the fiscal year. Overall, economic conditions positively impacted state revenue growth, as revenues exceeded the budget estimate. These additional revenues were used in part to replenish portions of reserve funds and to support an increased demand for governmental goods and services, particularly in the area of health care costs.

   During the fiscal year ended June 30, 2006, total General Fund revenues and other sources exceeded expenditures and other uses by $149.3 million and, at June 30, 2006, the Commonwealth reported an unreserved/undesignated fund balance (budgetary basis) of $514.1 million in the General Fund. This compares to a budgetary basis fund balance of $364.8 million at June 30, 2005. The budgetary basis results for the fiscal year ended June 30, 2006 include revenue collections totaling $43.6 billion, less appropriation authorizations totaling $43.4 billion less other net financing uses totaling $5.4 million. Included in the $43.4 billion appropriation authorizations are $342.4 million of state supplemental appropriations and a negative $112.8 million in Federal supplemental appropriations authorized during the fiscal year ended June 30, 2006.

   Debt Administration. The constitution of the Commonwealth of Pennsylvania permits the incurrence of debt, without approval of the electorate, for capital projects specifically authorized in a capital budget. Capital project debt outstanding cannot exceed one and three quarters (1.75) times the average of the annual tax revenues deposited in all funds during the previous five fiscal years. The certified constitutional debt limit at August 31, 2006 was $48.2 billion. Outstanding capital project debt at August 31, 2006 amounted to $6.4 billion, for a remaining legal debt margin of $41.8 billion. In addition to constitutionally authorized capital project debt, the Commonwealth may incur debt for electorate-approved programs, such as economic revitalization, land and water development, water facilities restoration, and certain environmental initiatives; and for special purposes approved by the General Assembly, such as disaster relief. Total general obligation bond indebtedness outstanding at June 30, 2006 was $7.658 billion. Total debt service fund transfers paid from General Fund and Motor License Fund appropriations to make principal and interest payments to bondholders during the fiscal year ended June 30, 2006 amounted to $713 million and $47 million, respectively.

   During the fiscal year ending June 30, 2007, the Office of the Budget currently plans general obligation bond issuances, excluding refundings, amounting to $1,125 million, an increase of $161 million as compared to actual bond issuances of $964 million, excluding refundings, during the fiscal year ended June 30, 2006. This plan reflects the need to make additional investments in the Commonwealth's capital infrastructure, local capital projects and mass transportation. Additionally, a significant portion of the projected increase in issuances for the 2007 fiscal year is attributable to two major environmental programs which would target capital improvements to water supply and sewage treatment facilities associated with economic development, as well as, general environmental capital improvement projects. Debt principal retirements of $521.8 million are currently planned for the fiscal year ending June 30, 2007.

   The Commonwealth continues to evaluate refunding opportunities for its outstanding bonds to reduce interest costs. During the fiscal year ended June 30, 2006, no outstanding bonds were refunded. On December 21, 2006, the Commonwealth closed on a refunding issue that will refund $239 million of outstanding bonds and produce $14 million of interest savings over the remaining life of those bonds. As market conditions provide additional opportunities, the Commonwealth may pursue additional refundings.

   In addition to general obligation bonds, the Commonwealth may issue tax anticipation notes to meet operating cash needs during certain months of the fiscal year. Tax anticipation notes may be issued only for the General Fund and the Motor License Fund. They may not exceed 20% of the funds' estimated revenues for the year and must mature during the fiscal year in which they were issued. Cash shortages may occur during the fiscal year because tax receipts, unlike cash disbursements, are concentrated in the last four months of the fiscal year. The Commonwealth has not issued tax anticipation notes during the past nine fiscal years and has no plans to issue any during the 2007 fiscal year. There were no changes in credit ratings, and there were no debt limitations, restrictions or commitments during the fiscal year ended June 30, 2006 that may affect the Commonwealth's plans during the fiscal year ending June 30, 2007.

   Capital Asset Activity. Throughout the fiscal year, Commonwealth agencies acquire or construct capital assets. In governmental fund statements, expenditures for capital assets are typically reported as capital outlay. Funding for a significant portion of capital asset acquisition is provided by proceeds of general obligation bonds issued; such proceeds are generally accounted for in the capital projects funds in the funds financial statements as an other financing source. In the government-wide statements, bond proceeds are reported as additions to long-term bond liabilities and completed project expenditures and construction in progress at fiscal year end are reported as part of general capital assets. Construction in progress for Department of General Services (public works) and Department of Transportation (highway and bridge) projects at June 30, 2006 amounted to $0.4 and $1.8 billion, respectively. Authorized but unissued general obligation bonds at June 30, 2006 totaled $46.8 billion. General capital assets as of June 30, 2006 amounted to $22.8 billion at actual or estimated historical cost, net of accumulated depreciation of $11.7 billion.

   During the fiscal year that began July 1, 2006, the legislature approved several new laws which are expected to change the Commonwealth's financial position in the future.

   Act 29, signed April 24, 2006, enacts the Persian Gulf Conflict Veterans' Compensation and Bond Act. Individuals serving in the Persian Gulf Conflict Theater between August 2, 1990 and August 31, 1991 and legal residents of Pennsylvania at the time, will be eligible for monetary compensation for their service. Compensation for deceased veterans and prisoners of war will also be provided. The Department of Military and Veterans Affairs would administer the program. The act also provided for a ballot question for the electorate to vote at the next general election, following enactment on the incurring of up to $20 million in indebtedness for this program. Voters approved this bond issue on November 7, 2006. Assuming the issuance of $20 million in bonds with a 20-year maturity date and an average interest rate of 4.6%, the total debt service is estimated at $29.660 million. Administrative costs incurred by the Department of Military and Veterans Affairs would be covered by funds in the Persian Gulf Conflict Veterans' Compensation Bond Fund.

   Act 114, signed July 11, 2006, enacts various changes to the Public School Code to implement the 2006-2007 budget (Act 2A). These amendments include updates to the basic education and special education funding formula; increasing the funding allocated to early middle college programs and for other dual enrollment programs for low income students; providing statutory changes that allow for additional funding to be directed to the Philadelphia and Pittsburgh School districts; and requiring institutions of higher education to begin working towards universal credit equivalencies and full articulation agreements. The subsidy and funding formulas included in the bill will drive out approximately $4.8 billion in basic education subsidy, over $900 million in special education subsidy, and $250 million in the accountability block grant. Finally, the provisions of the bill that increase the Education Improvement Tax Credit by $10 million from $44 million to $54 million in available credits will cause an additional revenue loss to the General Fund of up to $10 million.

   Act 116, signed July 12, 2006, amends the Tax Reform Code to make various changes agreed to in the 2006-07 budget negotiations. These changes include: expanding the net operating loss carry forward to $3 million; increasing the research and development tax credit; and creating sales and use tax exemptions for the manufacture of environmentally `clean' rooms. The total revenue loss expected from these changes is estimated at $45.1 million for 2006-07.

   Ratings. As of September 2007, all outstanding general obligation bonds of the Commonwealth of Pennsylvania are rated AA by Standard & Poor's Ratings Services and Aa2 by Moody's Investor's Service, Inc. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Pennsylvania issuers may be unrelated to the creditworthiness of obligations issued by the Commonwealth of Pennsylvania, and there is no obligation on the part of the Commonwealth to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the Pennsylvania IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the Commonwealth and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the Pennsylvania IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the Pennsylvania IM-IT to pay interest on or principal of such bonds.

   The Pennsylvania IM-IT is susceptible to political, economic or regulatory factors affecting issuers of Pennsylvania municipal obligations (the "Pennsylvania Municipal Obligations"). These include the possible adverse effects of certain Pennsylvania constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Pennsylvania and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in Pennsylvania or contained in Official Statements for various Pennsylvania Municipal Obligations.

                            Puerto Rico Risk Factors

   Economic Conditions and Outlook. Puerto Rico enjoyed almost two decades of economic expansion through fiscal year 2001. Almost every sector of the economy participated, and record levels of employment were achieved. Factors behind this expansion included government-sponsored economic development programs, periodic declines in the value of the U.S. dollar, which is the currency used in the Commonwealth, increases in the level of federal transfers, a significant expansion in construction investment driven by infrastructure projects and private investment, primarily in housing, and the relatively low cost of borrowing.

   Puerto Rico has a diversified economy, with manufacturing and services comprising its principal sectors. The economy of Puerto Rico is closely linked to the United States economy. The following exogenous variables are affected by the United States economy: exports, direct investment, transfer payments, interest rates, inflation, and tourist expenditures.

   Manufacturing is the largest sector in terms of gross domestic product. Manufacturing in Puerto Rico is now more diversified than during the earlier phases of its industrial development and includes several industries less prone to business cycles. In the last three decades, industrial development has tended to be more capital intensive and more dependent on skilled labor. The services sector, which includes finance, insurance, real estate, wholesale and retail trade, tourism, and other services, has shown a strong interaction with manufacturing, tourism, construction, and agriculture. Tourism makes a significant contribution to economic activity. An estimated $3.4 billion was spent by visitors in Puerto Rico during fiscal year 2006. San Juan has become the largest home port for cruise ships in the Caribbean and the fourth largest home port for cruise ships in the world. During the year 2006, the number of persons registered in tourist hotels maintained the same occupancy rate as fiscal year 2005. The construction sector is an integral part of the economic activity from fiscal year 1999 through fiscal year 2006. Puerto Rico is heavily dependent on oil imports for the production of electricity; however, as a result of the construction of two cogeneration plants, one of which is fueled by liquefied natural gas and the other by coal, Puerto Rico's dependence on oil imports for the production of electricity has been reduced from 99% to 72%.

   The Puerto Rico Planning Board's preliminary reports of the performance of the Puerto Rico economy during fiscal year 2006 indicate that the economy registered an increase of 0.7% in total gross product. Gross product in fiscal year 2000 was $41.4 billion and gross product in fiscal year 2006 was $56.7 billion. This represents an increase in gross product of 36.9% from fiscal year 2000 to fiscal year 2006. In terms of personal income, in fiscal year 2006, personal income per capita was $12,997 compared to $12,365 in 2005 and $10,204 in 2000. According to the Department of Labor and Human Resources, during fiscal year 2006 the labor force was 1.42 million compared to 1.39 million in fiscal year 2005. Unemployment, although at relative low historical levels, remains above the United States average. The average unemployment rate increased from 10.6% during fiscal year 2005 to 11.7% in fiscal year 2006.

   Financial Information. The Commonwealth reported a deficit of $16.4 billion as of June 30, 2006, a deterioration in the financial position of $1.2 billion from last year's balances. The accumulated deficit is principally the result of the Commonwealth's practice of issuing debt and transferring such funds to its discretely presented component units in order for them to carry out the corresponding construction programs.

   The Commonwealth's total deficit increased by $1.2 billion (a 7% increase) as a result of this year's operations. The governmental activities deficit increased by $0.3 billion (an 8% increase), while net assets of the business-type activities showed an increase of $97 million (a 10% increase). The Commonwealth's governmental activities had total revenue of $14.3 billion, which was exceeded by total expenses of $15.8 billion, excluding transfers received from business-type activities amounting to $243 million. The Commonwealth's business-type activities had total revenue of $1.2 billion, which exceeded total expenses of $903 million, excluding transfers made to the governmental activities amounting to $243 million.

   Cash Management. The Commonwealth maintains a cash pool for its cash and cash equivalents. The balance in the pooled cash accounts is available to meet current operating requirements and any excess is invested in various interest-bearing accounts in the Government Development Bank for Puerto Rico
(GDB), a discretely presented component unit. In addition, the Puerto Rico Government Investment Trust Fund (PRGITF), was created by the Commonwealth pursuant to Act No. 176 of August 11, 1995, and began operations on December 4, 1995. PRGITF is a no-load diversified collective investment trust that was created for the purpose of providing eligible investors with a convenient and economical way to invest in a professionally managed money market portfolio. The deposits on hand and the investments purchased are not collateralized, secured, or guaranteed by the Commonwealth or any of its agencies, instrumentalities, or political subdivisions.

   The Commonwealth's investment policy is to minimize credit and market risk while maintaining a competitive yield on its portfolio. The cash temporarily idle during this year was invested mainly in U.S. government securities, stocks, corporate bonds, repurchase agreements, Commonwealth securities, trading securities, and short-term investments. These are primary government investments that are restricted and unrestricted.

   Budgetary Policy. The fiscal year of the Commonwealth begins each July 1. The Governor is constitutionally required to submit to the Legislature an annual balanced budget of capital improvements and operating expenses of the Central Government for the ensuing fiscal year.

   The Commonwealth maintains extensive budgetary controls. The objective of these controls is to ensure compliance with legal provisions embodied in the annual appropriated budget approved by the Legislature. Activities of the general fund are included in the annual appropriated budget. Budgetary control resides at the department level. The Commonwealth also maintains an encumbrance accounting system as one method of maintaining budgetary control.

   The annual budget, which is developed using elements of performance-based program budgeting and zero-based budgeting, includes an estimate of revenue and other resources for the ensuing fiscal year under laws existing at the time the budget is submitted and legislative measures proposed by the Governor and submitted with the proposed budget, as well as the Governor's recommendations as to appropriations that in his judgment are necessary, convenient and in conformity with the four-year investment plan prepared by the Puerto Rico Planning Board.

   The Legislature may amend the budget submitted by the Governor, but may not increase items that would cause a deficit without imposing additional taxes to cover such deficit. Once approved by the Legislature, the budget is referred to the Governor, who may decrease or eliminate any item, but may not increase or insert new items in the budget. The Governor may also veto the budget in its entirety and return it to the Legislature with his objections. The Legislature, by a two-thirds majority in each house, may override the Governor's veto. If a budget is not adopted prior to the end of the fiscal year, as originally approved by the Legislature and the Governor, it is automatically renewed for the ensuing fiscal year until a new budget is approved by the Legislature and the Governor. This allows the Commonwealth to continue to pay operating and other expenses until a new budget is approved.

   Assets. Total assets and total liabilities of the Commonwealth's primary government at June 30, 2006 amounted to $14.9 billion and $31.3 billion, respectively, for a net deficit of $16.4 billion, compared to a $15.2 billion net deficit at the beginning of the current year, as restated.

   A portion of the Commonwealth's net assets (deficit) reflects its investment in capital assets such as land, buildings, equipment and infrastructure, less any related debt used to acquire those assets that are still outstanding. The Commonwealth uses these capital assets to provide services to its residents; consequentially, these assets are not available for future spending. Although the Commonwealth's investment in its capital assets is reported net of related debt, it should be noted that the resources needed to repay this debt must be provided from other sources, since the capital assets themselves cannot be used to liquidate these liabilities.

   An additional portion of the Commonwealth's net assets (deficit) represents resources that are subject to external restrictions on how they may be used. An otherwise positive remaining balance would be used to meet the Commonwealth's ongoing obligations to its residents and creditors. Internally imposed designations of resources are not presented as restricted net assets. At the end of the current fiscal year, the Commonwealth is able to report positive balances in two categories of net assets, and a deficit, both for the government as a whole, as well as for its separate governmental and business-type activities.

   The net deficit of the primary government primarily results from the Commonwealth's practice of issuing debt and transferring such funds to the component units so that they can carry out the construction projects. The primary government retains the debt while the component units report the corresponding asset financed by such debt.

   Total assets increased by $1.5 billion during the fiscal year 2006 when compared to the prior fiscal year. Restricted cash increased by $647 million when compared to the prior year. The increase was due to approximately $250 million in cash restricted for tax revenue anticipation notes, and an overall increase in cash restricted for the payment of other long-term debt. Taxes receivable increased $120 million when compared to the prior year. Additions of capital assets and depreciation expense amounted to $816 million and $223 million, respectively.

   Total liabilities increased $3 billion during the current fiscal year when compared to the prior fiscal year. The key elements for this increase are mostly due to the net increase in debt issued of $1.64 billion, which consisted of issuances during fiscal year 2006 of Commonwealth general obligation bonds and notes payable amounting to $141 million, and $3.2 billion, respectively, offset by repayments of such debt in the amount of $209 million and $140 million. Increases were also experienced in the net pension obligation of $261 million and accounts payable and tax revenue anticipation notes of $298 million and $250 million, respectively.

   The Commonwealth's net deficit increased by $1.2 billion, or 8%, from last year's total net deficit. Approximately 52% of the Commonwealth's total revenue came from taxes, while 29% resulted from grants and contributions (primarily federal financial assistance). Charges for services represented 13% of the total revenue. The Commonwealth's expenses cover a range of services. The largest expenses were for education, public housing and welfare, and public safety. In 2006, governmental activities' expenses exceeded program revenue by $10.5 billion, resulting in the use of $9.2 billion in general revenue (mostly taxes) and transfers. On the other hand, program revenue from business-type activities in 2006 exceeded expenses by approximately $306 million. In addition, the business-type activities had unrestricted investment earnings of $33 million and transfers to the governmental activities amounting to $243 million.

   Governmental activities decreased the Commonwealth's net assets by $1.2 billion, which is $1.7 billion less than experienced in the prior year. Business-type activities decreased the Commonwealth's net assets by $97 million. The Commonwealth made efforts to decrease overall expenses; these efforts resulted in a decrease of $1.2 billion, but revenues were still lower than total expenses. The Commonwealth implemented the 5.5% sales and use tax during fiscal year 2007. This sales and use tax results in higher tax revenues. The Commonwealth expects that the effort to decrease expenses and the increase in tax revenue with the sales and use tax will eliminate or significantly lower the deficit in future years. The two main factors that contributed to the increase in net assets were the reduction of $30 million in the operating expenses in lottery funds and the increase in nonoperating revenue of $37.3 million of contributions from the federal government on unemployment fund, water pollution control and treatment revolving loan funds.

   The key factor of this variance was a transfer of funds of $200 million from the Additional Lottery System to the general fund as further explained in note 10 to the basic financial statements.

   Debt Administration. Section 2 of Article VI of the Constitution of Puerto Rico provides that direct obligations of the Commonwealth evidenced by full faith and credit bonds or notes shall not be issued if the amount of the principal of and interest on such bonds and notes and on all such bonds and notes theretofore issued, which is payable in any fiscal year, together with any amount paid by the Commonwealth in the preceding fiscal year on accounts of bonds or notes guaranteed by the Commonwealth, exceeds 15% of the average annual revenue raised under the provisions of the Commonwealth Legislation and covered into Treasury of Puerto Rico in the two fiscal years preceding the current fiscal year. Section 2 of Article VI does not limit the amount of debt that the Commonwealth may guarantee so long as the 15% limitation is not exceeded.

   The Commonwealth's total long-term obligations increased by $2 billion during the current fiscal year, representing an 8% increase.

   Ratings. As of September 2007, the Commonwealth of Puerto Rico has a BBB-credit rating from Standard & Poor's Corporation and a Baa3 from Moody's Investor Service on general obligation bond issues.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Pennsylvania issuers may be unrelated to the creditworthiness of obligations issued by the Commonwealth of Puerto Rico, and there is no obligation on the part of the Commonwealth to make payments on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the Puerto Rico IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the Commonwealth and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the Puerto Rico IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the Puerto Rico IM-IT to pay interest on or principal of such bonds.

   The Puerto Rico IM-IT is susceptible to political, economic or regulatory factors affecting issuers of Puerto Rico municipal obligations (the "Puerto Rico Municipal Obligations"). These include the possible adverse effects of certain Puerto Rico constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Puerto Rico and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various state and local agencies in Puerto Rico or contained in Official Statements for various Puerto Rico Municipal Obligations.

                           South Carolina Risk Factors

   Governmental Overview. South Carolina stretches from the Atlantic Ocean to the Blue Ridge Mountains, containing 30,111 square miles. The coastal area, which is one of the leading recreation centers on the east coast, is the anchor of the State's thriving tourism industry. Since 1970, 565,000 people have relocated to South Carolina to take advantage of its growing economy and to retire here.

   South Carolina's government is divided into three separate branches: legislative, executive, and judicial. State government provides a full range of services to South Carolina's citizens including educational, health, social/human, transportation, public safety, regulatory, and conservation/natural resources services. In addition, the State provides grants and loans to local governments, including school districts, within its borders.

   While the textile industry is still the major industrial employer in the State, the State's economy has undergone a gradual transition to other sectors. Since 1950, the State's economic base has diversified into other sectors such as trade, health care, services, and durable goods manufacturing.

   Economic Condition and Outlook. South Carolina historically has been a diverse manufacturing state; however, the State's economic base has undergone a gradual transition to other sectors such as trade, health care, services, and durable goods manufacturing. Businesses have migrated here from all over the world to take advantage of the State's skilled labor force, competitive wages, lower-priced land, excellent port facilities, accessibility to markets, and in recent years, substantial tax incentives.

   Overall, South Carolina's economy has improved following the recession of 2001, and is now enjoying a healthy expansion. The State's employment grew 1.4% in 2004 following employment declines in 2001 and 2002, with virtually no change in 2003. For the twelve-month period commencing in July 2005, total employment increased by 46,800 jobs, a gain of about 2.5%. South Carolina is currently creating jobs at the fastest pace since the late 1980's.

   Although manufacturing still plays a big role in the State's economy, South Carolina's economic base has become more diversified since the 2001 recession. Employment in the State's manufacturing sector has been declining and now represents only about 14% of total employment versus 17% in 2001. Non-durable goods manufacturing, primarily related to the textile and apparel industry, has seen the greatest decline over the past five years. Accompanying these losses was growth in the manufacturing of other goods, such as the production of transportation equipment, fabricated metals, and chemicals. During the past five years, the strongest employment gains have been in the State's service sector. This sector, fueled by tourism, educational, and healthcare industries has contributed to a more diversified overall employment base and improved income levels. This sector represented 36% of total employment in 2005, up from 33% in 2001. Similarly, the State's metropolitan areas are enjoying rapid job growth while rural areas, traditionally supported by textile industries, are struggling.

   The State's unemployment rate was 6.8% for calendar year 2005, compared to the national rate of 5.1%. Part of the explanation underlying this higher State unemployment rate has been the rapid growth in the state's labor force. The size of the labor force had been growing at approximately the same pace as total employment, leading to a generally unchanging unemployment rate. In recent months, the State posted a decline in the size of the labor force coupled with a gain in employment that led to decline in the monthly unemployment rate to 6.2%. As long as the State continues to generate new jobs and the labor force growth rate slows, the State's unemployment rate will continue to decline steadily toward the national average.

   South Carolina's per capita income for 2005 increased to $28,212, or 4.2% over 2004. This increase matched the national growth rate and exceeded the 4.0% growth rate of the southeastern states. However, the State's 2005 level of per capita income was ranked forty-fourth among the states, representing only 82% of the national average and 91% of the southeastern region.

   South Carolina's population at July 1, 2005, was 4.255 million. The State's rate of population growth is presently the thirteenth fastest in the nation.

   For the calendar year 2005, the South Carolina Department of Commerce reported $2.660 billion in new capital investments that are expected to create about 12,370 new jobs. The projected average wage for Commerce-assisted job creation was $39,283, up 13% from 2004, and 139% of the State's per capita income. About 3,700 jobs were created in the State's rural areas. Manufacturing was the leading sector for investment (81%) and job creation (83%).

   Budgetary General Fund revenues for the first four months of the 2006-2007 fiscal year were $200.992 million, 10.2% higher than during the same period for fiscal year 2005-2006. South Carolina's three major revenue sources continue to experience significant gains, reinforcing the fact that economic conditions are improving in the State. Individual income taxes are up 9.0%, as withholdings increased 4.8% and estimated tax payments increased 19.3%. Corporate income taxes have grown by 16.0%. Sales taxes have increased 12.6% despite higher gasoline prices experienced during this period.

   Budgetary General Fund Highlights. The State's Board of Economic Advisors
(BEA) is responsible for forecasting revenues for the budget. State law requires that the BEA meet at least quarterly to review revenue collections and to adjust its forecasts if necessary. If the BEA reduces revenue projections significantly once the budget year begins, the State's Budget and Control Board is responsible for mandating spending cuts to keep the budget in balance.

   Original estimated revenues for the 2005-2006 accounting year were $5.473 billion. The BEA revised its original revenue estimate three separate times during the course of the year by a total of $505.667 million. The upward revisions resulted from their review of tax revenue collections and economic conditions as the year progressed. Actual revenues at June 30, 2006, were $247.268 million more than the BEA's final revised estimate, and $752.935 million (13.8%) over the original revenue estimate. Actual revenues exceeded prior year revenue collections by $634.966 million (11.4%). Individual income and sales taxes, the fund's primary revenue sources, were greater than expected because of conservative revenue estimates and favorable economic conditions that lead to increased job growth and consumer spending.

   Budgetary General Fund appropriations increased during the year by $13.454 million. During 2005-2006, the General Assembly approved supplemental appropriations totaling $13.095 million for the purchase of school bus fuel and parts. Those appropriations were funded from the 2004-2005 excess budgetary surplus funds. The remaining appropriation increase was needed to fund certain State-mandated programs that were underestimated in the Appropriations Act.

   Furthermore, actual revenues were $685.590 million greater than actual expenditures because conservative revenue estimates limited increases in agency spending. Transfers out during the year totaled $231.183 million, which included $99.356 million of 2004-Capital Reserve Appropriations and $131.827 million of increased tax enforcement collections transferred to the State's Other Budgeted Funds for agency spending. The State was able to end the year with an accumulated budgetary general fund balance of $987.772 million.

   At June 30, 2006, the General Reserve Fund, sometimes called the rainy day account, was fully funded at $153.488 million. The State's Constitution requires restoration of the reserve to full funding within three years after a withdrawal. State law defines full funding for the reserve as 3% of the Budgetary General Fund's revenues for the latest completed accounting year. The 2005-2006 Appropriation Act passed by the General Assembly appropriated $78.333 million to fully restore the rainy day account.

   Assets. At the end of the 2005-2006 accounting year, the State had $16.222 billion invested in capital assets. This represented a net increase (including additions and deductions) of $1.038 billion, or 6.8%, over the previous accounting year.

   The State's investment in buildings and improvements increased significantly, primarily because the Department of Commerce completed the Vought Manufacturing Complex, a large economic development construction project, at a cost of approximately $110.000 million. The South Carolina School for the Deaf and Blind also completed several large construction projects on the campus at a cost of approximately $17.178 million.

   Machinery and equipment assets increased significantly due, in large part, to the public universities. The Medical University of South Carolina made significant investments in medical, scientific, and laboratory equipment this year. Also, the University of South Carolina opened a new facility, which was equipped with laboratory and computer equipment.

   The State's investment in works of art and historical treasures increased significantly due to Patriot's Point Development Authority completing an overhaul project on the aircraft carrier Yorktown at a cost of $4.206 million.

   Intangible assets increased from last fiscal year primarily because of the Department of Commerce's Virtual One Stop software system for workforce development at a cost of approximately $1.355 million.

   Cash Management. The State Treasurer is responsible for managing the State's cash and investments, except for certain component units included within the reporting entity that manage and invest their own funds. State law requires full collateralization of all State Treasurer bank balances. Some component units may have collateralization policies that differ from those of the State Treasurer. Investment income includes appreciation and depreciation in the fair value of investments. Increases in fair value during the current year, however, do not necessarily represent trends that will continue; nor is it always possible to realize such amounts, particularly in the case of temporary changes in the fair value of investments that the State plans to hold to maturity.

   Debt Administration. At the end of the accounting year, the State had $8.217 billion in bonds and notes outstanding--an increase of $320.946 million, or 4.1%, over last year.

   New debt resulted mainly from the issuance of revenue bonds by the enterprise funds reported in the business-type activities. The Housing Authority issued $98.000 million in bonds for housing programs while the Education Assistance Authority issued $208.300 million in bonds to provide financing for student loans.

   The State limits the amount of annual payments for principal and interest on general obligation bonds and notes rather than directly limiting the amount of those bonds and notes that the State may have outstanding. At June 30, 2006, the State legally could issue additional bonds as long as the new debt would not increase the State's annual principal and interest payments by more than the following amounts: $46.990 in total for all institution bonds, $18.335 million for highway bonds, $101.998 million for general obligation bonds, excluding institution and highway bonds, $6.335 million for economic development bonds, and $13.697 million for research university infrastructure bonds.

   Risk Management. The State conducts various risk control programs to help minimize losses to which it is exposed. The health insurance program conducts extensive wellness education programs that promote development and maintenance of healthful lifestyles for covered employees. The State self-funds many types of general liability and property losses rather than purchasing insurance.

   Ratings. As of September 2007, all outstanding general obligation bonds of the State of South Carolina are rated AA+ by Standard & Poor's Ratings Services and Aaa by Moody's Investor's Service, Inc. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local South Carolina issuers may be unrelated to the creditworthiness of obligations issued by the State of South Carolina, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the South Carolina IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the South Carolina IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the South Carolina IM-IT to pay interest on or principal of such bonds.

   The South Carolina IM-IT is susceptible to political, economic or regulatory factors affecting issuers of South Carolina municipal obligations (the "South Carolina Municipal Obligations"). These include the possible adverse effects of certain South Carolina constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in South Carolina and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in South Carolina or contained in Official Statements for various South Carolina Municipal Obligations.

                             Tennessee Risk Factors

   Government Profile. The State of Tennessee was admitted to the union in 1796, as the sixteenth State. Tennessee has 41,219 square miles and a population estimated to be 6 million. The State has three branches of government, Executive, Legislative and Judicial. The Governor, who appoints commissioners to lead the various departments, heads the Executive branch. The Legislative branch is bicameral, with 99 members of the House of Representatives and 33 Senators. The Representatives serve two-year terms. The Senators serve four-year terms, with about one-half being elected every two years. The Judicial branch rules on the constitutionality of laws enacted by the Legislature and the legality of administrative policies and regulations of the Executive branch.

   The State of Tennessee provides a full range of services including education, health and social services, transportation, law, correction, safety, resources, regulation, and business and economic development. Its financial reporting entity includes all the funds of the primary government as well as all its component units. Component units are legally separate entities for which the primary government is financially accountable.

   State legislation requires the Governor to present his proposed budget to the General Assembly at the beginning of each annual session. Annual budgets are adopted for the general fund, special revenue funds (except Fraud and Economic Crime, Community Development and the Dairy Promotion Board), and debt service fund. The General Assembly enacts the budget through passage of specific departmental appropriations, the sum of which may not exceed estimated revenues. Before signing the Appropriations Act, the Governor may veto or reduce any specific appropriation, subject to legislative override. Once passed and signed, the budget becomes the State's financial plan for the coming year.

   Budgetary control is maintained at the department level. Budget revisions during the year, reflecting program changes or interdepartmental transfers of an administrative nature, may be affected with certain executive and legislative branch approval. Only the legislature, however, may transfer appropriations between departments.

   Local Economy. The Tennessee economy solidified its foundation in 2004 and 2005 following a period of mixed economic growth in the aftermath of the 2001 recession. Most economic indicators for the last two years point to an economy that has continued to expand. The sustained growth in the last year is especially notable in the face of rising interest rates and a sharp spike in energy prices.

   Characteristics of Tennessee that have been identified as important reasons why firms have chosen sites within the State include work force related factors such as worker productivity, right-to-work laws and law unionization, as well as access to markets and the pro-business attitude of the State. Other factors include relatively inexpensive energy, plentiful natural resources, and sun-belt location.

   State labor markets showed marked improvement in 2004 with nonfarm jobs advancing at a 1.4 percent pace for the year. While job growth slowed to 1.0 percent in 2005, the rate of decay in manufacturing employment also slowed. Tennessee's rate of job growth exceeded that of the nation in 2004, but trailed the nation last year. The nation's rate of job loss in manufacturing continues to exceed the rate of job loss in Tennessee. Since 2000, the State has lost 76,900 manufacturing jobs while the national economy has witnessed the loss of 3 million jobs in the industrial sector. Because manufacturing represents a larger share of the economic base in rural Tennessee, it is rural portions of the sate that have been hit the hardest by industrial contraction. Services remain the primary source of job creation for the State economy, with employment growth especially strong in the State's metropolitan areas. The State economy is expected to improve somewhat over 2005, but will trail the nation. The State unemployment rate for 2005 stood at 5.6, well above the 4.0 percent rate that prevailed in 2000. The U.S. employment rate for the year was one-half percentage point lower than the State rate.

   Tennessee job growth slowed in the last half of the decade of the 1990s on the heels of exceptionally strong job growth through 1995. Job growth was particularly resilient in 1993 and 1994, coming in at 3.7 percent and 4.1 percent, well ahead of the national pace of job growth. Job contraction took place in 2001 and 2002 as a result of the national recession, but has subsequently rebounded with positive growth. Nonfarm job growth in Tennessee is projected to total 1.2 percent in 2006 and 2007 and 1.3 percent in 2008, led by growth in most of the service sectors. Year-over-year job growth in manufacturing is expected to return to the black in the second quarter of 2006 yielding weak but positive job growth of 0.2 percent in 2006 and further improvement in the following year. Improvement in durable goods employment is expected to offset continued job losses in the State's nondurable goods sector.

   Tennessee's unemployment rate generally varies with the cyclical patter of the national economy. The State tends to enjoy lower rates of unemployment over the ups and downs of the business cycle than the national economy. The State unemployment rate stood at 6.4 percent in 1992, a reflection of the weak economic conditions that prevailed at that time; the US unemployment rate was
7.5 percent. In 2000, the State unemployment rate was only 3.9 percent. But with the onset of the recession in 2001, rates rose into 2003 when the prevailing average reached 5.8 percent. The US rate of unemployment stood at 6.0 percent in the same year. Annual average rates fell in 2004 with Tennessee coming in a 5.4 percent against a US average of 5.5 percent. The pattern may be changing somewhat, however, slight improvement in job growth will help move the State's unemployment rate down to 5.3 percent in 2006 and 2007 while the U.S. unemployment rate is expected to rest below 5 percent in each of these years.

   Per capita personal income is commonly used to compare economic well-being and quality of life across areas. Personal income growth in Tennessee totaled
5.7 percent in 2005, while income for the nation grew at the slower rate of 5.4 percent. Proprietors' income has performed especially well in Tennessee. Tennessee's nominal per capita income stood at $31,127 in 2005, which was 90.3 percent of national per capita personal income ($34,484). Tennessee is expected to see nominal personal income growth of 5.5 percent both this year and next year. Proprietors' income is projected to continue to lead overall income growth. Per capita personal income in Tennessee is expected to grow more slowly than for the nation in the next two years, translating into a widening disparity in relative well-being.

   Long-term Financial Planning. In 1996, legislation was enacted that determined the allocation goal for a reserve for revenue fluctuations to be five percent of the estimated State tax revenues to be allocated to the general fund and education trust fund. The revenue fluctuation reserve allows services to be maintained when revenue growth is slower than estimated in the budget. Beginning with the budget for the fiscal year 1998-1999 and until the statutory funding level is achieved, an allocation to the reserve is to be budgeted in an amount at least equal to ten percent of the estimated growth in estimated State tax revenues to be allocated to the general fund and education trust fund. Amounts in the revenue fluctuation reserve may be utilized to meet State tax revenue shortfalls. Subject to specific provisions of the general appropriations bill, an amount not to exceed the greater of $100 million or one-half (1/2) of the amount available in the reserve may be used to meet expenditure requirements in excess of budgeted appropriation levels.

   The expansion of the fund is a priority. The reserve increased $58.4 million in 2004-2005 and $49.3 million in 2005-2006 budget years. The increase in this reserve in 2006-2007 will meet the minimum legal requirement.

   In 2002, Tennessee initiated an Enterprise Resource Planning (ERP) automation assessment study to research the feasibility of implementing an ERP system to meet the State's financial management, procurement, human resources, payroll administration and other administrative business needs. Currently in the process of procuring software and an integrator, the implementation of an ERP system is expected to significantly improve the State's business processes, and thereby its effectiveness and efficiency, by enabling the use of best management practices for financial, human resource, purchasing and other administrative operations.

   Relevant Financial Policies. In 1994, the State transformed its Medicaid Program into a managed care project called TennCare, which covered not only Medicaid eligible persons but also certain uninsured or uninsurable persons. The State was successful in implementing TennCare reforms during fiscal year ending June 30, 2006. These reforms included disenrolling uninsured and uninsurable adults who do not qualify for traditional Medicaid categories, establishing benefit limits in the pharmacy and medical programs, and gaining alterations to federal consent decrees. These reform strategies have provided the State with greater control of TennCare spending and allowed for needed improvements in other areas, such as education, with no new taxes and no statewide budget reductions.

   To mitigate the effects of TennCare reform, new programs and insurance plans were initiated. These programs and plans were created to improve Tennessean's overall health status and to meet their healthcare needs by offering health insurance plans to individuals and employers and programs for uninsured children.

   Tennessee pursues an aggressive cash management and investment program. One aspect of this program that is believed unique to Tennessee is the State's direct access into the Federal Reserve wire system. Through the State Trust of Tennessee, wire services in the federal system are available via a terminal located in the State's investment offices. This provides the State flexibility in investing and concentrating cash balances, pension fund assets, and in redeeming warrants and checks issued against the Treasury. During fiscal year 2006, uncommitted State funds were invested in short-term collateralized deposits as follows (averaged): certificates of deposit (33%), commercial paper (28%), U.S. Treasuries (32%), and money market accounts (7%). The composite weighted average yield on these investments was 4.11%, up from 2.12% last year.

   Tennessee currently provides a subsidy to retiree healthcare premiums based on years of service. The funding of those subsidies is on a pay-as-you-go basis. New accounting standards will require State and local government employers to account for other postemployment benefits (benefits other than pensions) by recognizing an obligation in the government-wide financial statements if the benefits promised to employees are not advance funded. An actuarial study to determine an estimate of the State's obligation was completed last year. At this point, executive management of the State will not establish a legal trust to advance-fund the benefits.

   Major Initiatives. Tennessee continues to focus on making education the State's fundamental priority, and on taking the next steps in job creation and economic development, public safety, and making State government focused and more responsive to its citizens.

   The voluntary pre-kindergarten program was expanded during 2005-2006 with funding from the education lottery funds and General Fund. The pre-kindergarten program is designed to give preference to children who qualify as at-risk, however, the goal is to extend the program beyond at-risk and make it available to every four year-old child in the State. Teach Tennessee is being implemented to challenge highly motivated, mid-career professionals to teach in the hardest-to-staff schools and in high-need subject areas.

   Several job initiative programs focus on job creation with a goal of modernizing the tool kit to sustain and build new industry in Tennessee. This will include investment in Tennesseans through training and re-training workers in advanced technologies, along with an expansion of infrastructure to foster competitiveness for new industry statewide. The FastTrack program include funding for both infrastructure and training assistance grants to government to create better-paying, higher-skilled jobs for working Tennesseans. Also, an Office of Diversity Business Enterprise serves as a point of service and information clearing house for small businesses, including minority- and women-owned businesses.

   Financial Information. Net assets may serve over time as a useful indicator of a government's financial position. In the case of the State of Tennessee, combined assets exceeded liabilities by $24.748 billion as of June 30, 2006. By far the largest portion of the State's net assets (82%) reflects its investment in capital assets (e.g., land, infrastructure, structures and improvements, machinery and equipment), less any related debt used to acquire those assets that is still outstanding. The State uses these capital assets to provide services to its citizens; consequently, these assets are not available for future spending. Although the State's investment in its capital assets is reported net of related debt, it should be noted that the resources needed to repay this debt must be provided from other sources, since the capital assets themselves cannot be used to liquidate these liabilities.

   An additional portion of the State's net assets (8.8 percent) is restricted and represents resources that are subject to either external restrictions or legislative restrictions on how they may be used. The remaining balance is unrestricted net assets ($2.360 billion) and may be used to meet the State's ongoing obligations to citizens and creditors not funded by resources that are restricted.

   At June 30, 2006, the State was able to report positive balances in all three categories of net assets, for the government as a whole, and for its separate governmental and business-type activities. The State's net assets increased by $1.97 billion during the year ended June 30, 2006. Most of this increase was attributable to the State's decision to adopt the modified approach to infrastructure. Because of this decision, the State capitalized $841.7 million in infrastructure expenditures and did not record depreciation expense. Also, Tennessee does not fund highway construction by issuing debt, but it is funded primarily with fuel taxes and federal grants in the Highway Fund. Most of the remaining increase of $1.13 billion resulted from operations in the General Fund, Education Trust, Sewer Treatment Loan, and other non-major enterprise funds. Tax collections increased for the year and expenditures decreased. The Revenue Fluctuation Reserve has been increased to $324.7 million or 2.3% of General Fund expenditures.

   General fund revenue collections decreased for the year by $325.3 million. Sales tax collections increased by $146 million. In addition, excise tax collections were up $99.4 million due to the improved economy. Federal revenue collections decreased by $516.9 million primarily due to decreased expenditures in the TennCare program.

   General fund expenditures decreased approximately $931.6 million. TennCare expenditures decreased by $1.5 billion while the majority of other General Fund program expenditures increased. For example, Human Services experienced increased expenditures of $106 million. The majority of this increase was due to the increase in food stamp coupons distributed to citizens. The food stamp program has experienced an increase in the number of eligible participants. The program is reimbursed 100% by the federal government. Mental Retardation expenditures increased by $82 million. Community services for the mentally retarded increased by $77 million. This increase reflects the rising cost of community residential placements and associated medical costs as well as increased demand for services.

   Assets in the General fund increased by approximately 25%. The fund balance of the general fund also increased significantly with an increase of 52%.

   The Education Trust Fund revenue increased $362.7 million for the year. The sales tax appropriated to the fund increased by $264.6 million. In addition, the net lottery proceeds transferred from the Tennessee Education Lottery Corporation (TELC) increased by $42.4 million. These proceeds fund scholarships for eligible Tennessee citizens to attend post-secondary educational institutions located in Tennessee and other educational programs. Of the $429.2 million Educational Trust Fund balance, $365.0 million is restricted for the distribution of scholarships.

   Education Trust Fund expenditures increased approximately $252.4 million or 5.0%. Most of the increase was to maintain full funding of the Basic Education Program (BEP) formula, equalize teacher salaries, and provide for teacher salary increases and group health insurance increases for local education agencies ($120.2 million). Also, expenditures increased for the lottery-funded programs by $66.8 million. This occurred mostly because of the increase in eligible students receiving scholarships ($42.1 million) and this was the first year that funding was provided for the pre-kindergarten program from excess net lottery proceeds ($24.7 million). In addition, appropriations to the college and university systems increased approximately $24.5 million to restore prior year budgetary cuts, and to provide for employee salary and group health insurance increases.

   The total plan net assets of the pension trust funds were $28.8 billion, up over $1.6 billion from the prior year. As a result of the improved performance of the financial markets, the pension trust funds incurred a net investment gain of $1.9 billion.

   Ratings. As of September 2007, all outstanding general obligation bonds of the State of Tennessee are rated AA+ by Standard & Poor's Ratings Services and Aa1 by Moody's Investor's Service, Inc. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Tennessee issuers may be unrelated to the creditworthiness of obligations issued by the State of Tennessee, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the Tennessee IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the Tennessee IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the Tennessee IM-IT to pay interest on or principal of such bonds.

   The Tennessee IM-IT is susceptible to political, economic or regulatory factors affecting issuers of Tennessee municipal obligations (the "Tennessee Municipal Obligations"). These include the possible adverse effects of certain Tennessee constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Tennessee and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in Tennessee or contained in Official Statements for various Tennessee Municipal Obligations.

                               Texas Risk Factors

   General Economic Information. During 2006, the Texas economy added jobs at almost twice the national rate and reached 10 million nonfarm jobs. Texas added 204,300 nonfarm jobs from November 2005 through November 2006, at a growth rate of 2.1 percent. This was the second fastest rate of increase since 2000 and outstripped the nation's job growth rate of 1.4 percent.

   Texas' gross domestic product exceeded one trillion dollars for the first time in 2006. Actual economic growth was 8.7 percent, but when adjusted for inflation, gross state product growth during the year was 5.0 percent. This was the second largest inflation-adjusted increase since 1998 and the change was largely due to the strength of the state's energy industry. Also, because Texas is hampered less by a housing downturn than the national average, construction and real estate have contributed to the growth.

   There were more migrants to Texas in 2006 than to any other state, with the Census Bureau estimating that 218,745 more people moved to Texas during the year than moved away. A healthy state economy was one reason, but the impact of Hurricane Katrina in Louisiana was another impetus underlying a substantial part of the net migration. Texas had the greatest population increase of any state during the year and the fifth fastest percentage increase. The census estimated that the state's population grew by 579,275 from July 1, 2005, to July 1, 2006, nearly doubling the population increases of either Florida or California, which ranked second and third in population increase.

   For the second straight year, Texas' goods-producing industries grew at a faster rate than the service-providing industries. The state's goods employment growth was actually more than twice that of services, boosted by healthy growth in the oil/gas and construction industries. Natural resources/mining and construction, growing at 6.2 and 7.4 percent respectively, were the state's two fastest growing industries from November 2005 to November 2006. For the third consecutive year, the state's manufacturing industry added jobs. Continuing productivity gains limited manufacturing job growth to a moderate rate of 0.8 percent, but this compares favorably with yet another year of manufacturing job losses nationally. With increased oil and gas drilling, in particular, the state's manufacturing industry was spurred on by substantial hiring in transportation equipment, fabricated metals, and machinery.

   Overall, Texas ranked 16th among the states in its rate of employment growth from November 2005 to November 2006. Although the state's job growth during 2006 was luke- warm compared to recent decades, Texas still added more jobs than all but one state, being surpassed by Florida.

   Texas exports during the first 10 months of 2006 totaled $124.5 billion, up
16.9 percent from the first 10 months of 2005. During all of 2005, the total value of Texas' exports was $128.8 billion, up 9.8 percent from its level in 2004, which was itself up 18.6 percent from a year earlier. Texas has widened its first-place lead among the states, and its exports now comprise more than 1/7th of total U.S. exports, according to the World Institute of Social and Economic Research (WISER). Texas has led all other states in export trade since 2002.

   Current Economic Information. For the fourth straight year, the unemployment rate in Texas improved, although it still remains higher than the national average. Texas' total unemployment rate fell from 7.7 percent in 1992 to a monthly low of 3.9 percent in December 2000, after which terrorist attacks affected an already weakened economy and the nationwide high tech slump pushed the unemployment rate to a peak of 6.8 percent in May 2003. Since that time, unemployment has improved, albeit with occasional ups and downs. Overall, the Texas unemployment rate fell over the past year from 5.3 percent in November 2005 to 5.0 percent in November 2006.

   Rates of unemployment along the Texas/Mexico border, which generally are much higher than in the rest of the state, have improved markedly, with the highest metropolitan rate in the state now being 7.1 percent in El Paso. On the low side, three metropolitan areas--Midland, Bryan, and Austin--had rates between
3.5 and 4.0 percent.

   After posting extraordinary gains in 2005, consumer confidence advanced another 13.3 percent in the West South Central States over the past year. Although the index reacts quickly to major political, economic, or business events, the December 2006 consumer confidence level is 28.3 percent above the survey's 1985 baseline. Since it is a major factor driving housing and other major purchases, consumer confidence is a key indicator to economic health.

   After three years of improving rates of retail sales growth in Texas, retail sales activity continued unabated. Sales tax collections in Texas, an indicator of taxable retail sales activity, were particularly robust in 2006, with year-to-year growth in all months and double-digit year-to-year percentage increases in all but two months. After non-automobile taxable sales racked up an increase of 7.3 percent in 2005, sales tax collections tacked on another 12.6 percent during the first eleven months of 2006. Information from vehicle sales tax receipts indicates that automobile sales dollars also climbed 10.3 percent.

   Higher energy prices, although a drag on much of the economy, were a positive development for the state's oil and gas drilling industry in 2006. The number of operating oil and gas rigs, which had advanced 33 percent in 2003, 13 percent in 2004, and 23 percent in 2005, tacked on another 22 percent during the first eleven months of 2006. With an average of 743 drilling rigs in operation, 2006 was the state's most active oil and gas exploration period in 22 years.

   The housing market in Texas was more subdued than in recent years, but was vigorously healthy compared to much of the nation, particularly the east and west coasts. Although housing prices have risen in Texas by 4.3 percent per year over the past five years, the state continues to have some of the most undervalued residential real estate in the country, relative to household income, as calculated by Global Insight, Inc. Consequently, housing prices have mostly remained firm, given comparatively lower asking prices and a relatively healthy demand to inventory ratio. The average price of a Texas house stood at $182,200 in the fall of 2006, according to the Texas A&M Real Estate Center. Texas' housing permits during the first 10 months of 2006 were up 4.9 percent, and sales of existing homes during the first 10 months were up 8.2 percent.

   Texas is set to reach its fifteenth year of increases in new business incorporations, based on data for the first 10 months of 2006. During 2006, the state had a monthly average of 9,189 new incorporations, compared to last year's average of 9,012. These incorporations do not necessarily indicate a vigorous economy, because the number reveals nothing about the economic viability of newly incorporated businesses. Still, the state's entrepreneurial spirit is reflected in the unusually large number of Texans taking on the challenges of starting a new business.

   At the close of calendar 2006, six of the state's 10 leading economic indicators point toward an improved state economy in the upcoming months. Positive signs include an increase in new business incorporations, brisk retail sales growth, a rise in stock values, fewer initial claims for unemployment compensation, a moderately higher national index of leading economic indicators, and continued strength in the consumer confidence index.

   Last year's turbulent hurricane season greatly affected the entire Gulf Coast Region causing large-scale destruction and a massive displacement of people. Texas continues to deal with the impacts of both Hurricanes Katrina and Rita. Only Rita hit Texas directly, however Katrina's effects were felt through the several hundred thousand people fleeing from Louisiana to find shelter in Texas.

   During the height of evacuations, nearly 500,000 people sought refuge in Texas, with the majority of evacuees (250,000-300,000) going to Houston and the remaining scattered throughout the state. As of August 2006, about 251,000 Katrina evacuees continue to reside in Texas with 120,000 living in the Houston area. Many of these residents depend on assistance programs.

   At the peak of the disaster response, a total of 137,000 Hurricane Katrina evacuees went to 242 public shelters in Texas, 144,135 evacuees registering for Federal Emergency Management Agency (FEMA) assistance listed a Texas address, and FEMA sheltered an estimated 195,000 evacuees in hotel rooms in Texas. More than 107,000 households in Texas received rental assistance from FEMA through the Individuals and Households Program; however, as of October 31, 2006, rent subsidies ended for evacuees in Texas.

   According to the Texas Education Agency (TEA), Katrina evacuee student enrollment statewide was 21,500 as of September 2006, down from a high of 46,300. School officials are worrying how to pay for the returning evacuee children as federal assistance is limited to the 2005-2006 school year.

   More than a year later, both Katrina and Rita continue to have an effect on Texas as 631,076 households in Texas have registered with FEMA for aid. FEMA has approved 100 percent reimbursement, up from 75 percent, for total eligible costs of Texas local governments' Rita debris removal and emergency services incurred through June 30, 2006. After that, reimbursement is 90 percent. Texas will receive $428.6 million of the latest $5.2 billion in federal housing block grants, up from the $74.5 million of last year's $11.5 billion.

   The energy industry sector incurred the biggest losses as a result of these storms. It is estimated the energy industry (oil, gas, and electric) suffered $17 billion in losses from Katrina and Rita and as of August 2006, 10 percent of Gulf oil and gas output continues to be shut in.

   Government Organization. The State was admitted to the Union as the 28th state on December 29, 1845, approximately nine years after its secession from the Republic of Mexico in 1836. The Constitution of the State of Texas divides the powers of the government of the State into three distinct departments: the legislative, the executive and the judicial. Under the terms of the Constitution, no person in any one department may exercise any power attached to another department unless specifically authorized to do so by the Constitution.

   The legislative power of the State is vested in a House of Representatives and a Senate, which together constitute the Legislature of the State. The House of Representatives consists of 150 members who are elected for terms of two years each, and the Senate consists of 31 members who are elected for four-year terms. After senatorial redistricting, which occurs every 10 years, each member must run for re-election. At that time the members must draw lots, with 15 Senators to serve two-year terms and 16 Senators to serve four-year terms. Proceedings in the House of Representatives are presided over by the Speaker of the House, who is selected by the members of the House of Representatives from among their ranks, and proceedings in the Senate are presided over by the Lieutenant Governor, who is elected by a statewide vote or in his absence, the President pro tempore of the Senate, who is selected by the members of the Senate from among their ranks. Regular sessions of the Legislature are held every two years in odd numbered years and may not exceed 140 days in duration. Special sessions of the Legislature may be convened by the Governor at any time. A special session of the Legislature may not exceed 30 days in duration and may address only those subjects designated by the Governor.

   The Executive Department of the State is composed of the Governor, the Lieutenant Governor, the Comptroller of Public Accounts, the Commissioner of the General Land Office, the Attorney General and the Secretary of State, all of whom are elected except the Secretary of State (who is appointed by the Governor). There are other elected State officials, including the Commissioner of the Department of Agriculture and the three Commissioners of the Railroad Commission (which has regulatory jurisdiction over certain public utilities, transportation and the oil and gas industry). The Governor is elected for a term of four years and is eligible to seek re-election for an unlimited number of terms.

   The judicial power of the State is vested in a Supreme Court, a Court of Criminal Appeals, 14 courts of appeals, numerous district courts and various lower courts. The Supreme Court is the appellate court of last resort in all cases except criminal matters and, in addition, has original jurisdiction over actions for mandamus against State officials and certain other matters. The Court of Criminal Appeals has final appellate jurisdiction over all criminal matters. The courts of appeals are intermediate level appellate courts and have jurisdiction over both civil and criminal cases. The justices and judges of all courts in the State are elected. Terms of office are six years in the case of the members of the Supreme Court, the Court of Criminal Appeals and the courts of appeals, and four years for judges of lower courts.

   Fiscal Matters. The State operates on a fiscal year basis, which begins on September 1 and ends on August 31. The State's appropriation period is a biennium covering two fiscal years. During the 1987 session, the Legislature imposed uniform accounting and financial reporting procedures on all State agencies and provided that accounting for State agencies be in accordance with generally accepted accounting principles.

   Total assets of the state on August 31, 2006, were $181.6 billion, an increase of $21.7 billion. Total liabilities as of August 31, 2006, were $53.7 billion, an increase of $9.3 billion or 21.0 percent. Net assets were affected by a number of factors. Cash and cash equivalents grew $8.8 billion from fiscal year 2005, and investments increased $6.2 billion. Net capital assets increased $4.7 billion, much from additions to the state's highway system. The increase in total liabilities is partially due to the year-end issuance of $4.6 billion in Tax and Revenue Anticipation Notes. The Net Asset balance was $127.9 billion in fiscal year 2006, an increase of $12.3 billion, or 10.7 percent. Of the state's net assets, $62.3 billion were invested in capital assets, net of related debt, while $48.8 billion were restricted by statute or other legal requirements, and were not available to finance day-to-day operations of the state. Unrestricted net assets were $16.8 billion. The state's bonded indebtedness was $21.0 billion, which included new issuances of $3.8 billion in state bonds to finance new construction, housing, water conservation, and other projects. Approximately $2.2 billion in bonded debt was retired or refunded.

   The state earned program revenues of $59.1 billion and general revenues of $36.6 billion, for total revenues of $95.7 billion, an increase of $6.5 billion, or 7.3 percent. The major components of this increase are taxes, which were up by 4.1 billion, and charges for services, which increased $1.2 billion. Sales and use tax and oil and natural gas production tax each had gains greater than one billion dollars, reporting increases of $2.2 billion and $1.0 billion respectively over the prior year.

   The expenses of the state were $83.6 billion, an increase of $5.9 billion, or
7.6 percent. The expense fluctuations in Governmental Activities are largely attributable to the health and human service function and education function. In the business-type activities, college and university expenses were the largest increase. Other proprietary entities showed relatively stable activities between the prior and current years.

   Debt. The State of Texas issues both General Obligation Bonds and Revenue Bonds. Each series of revenue bonds is backed by the pledged revenue source and restricted funds specified in the bond resolution. Most revenue bonds are designed to be self-supporting from a primary revenue source related to the program financed.

   During fiscal year 2006, Texas' state agencies and universities issued $3.8 billion in state bonds to finance new construction, housing, water conservation and treatment, and other projects. General obligation debt accounted for $1.2 billion of state bonds issued in fiscal year 2006. This debt, which can only be authorized by a constitutional amendment, carries the full faith and credit of the state. The remaining $2.7 billion is due to new issuances of revenue bonds, which are serviced by the revenue flows of individual entity projects. Bonds retired during the year were composed of $345.8 million in General Obligation Bonds and $858.9 million in revenue bonds. Also, $378.6 million in General Obligation Bonds and $621.2 million in Revenue Bonds were refunded. The total outstanding general obligation debt of the state after new issuances, retirements, and refundings as of August 31, 2006, was $7.2 billion. This represents an increase of $431.0 million, or 6.4 percent, from fiscal year 2005. An additional $4.3 billion of General Obligation Bonds have been authorized but have not been issued. Total revenue bonds outstanding were $13.5 billion, which is an increase of $1.1 billion, or 9.3 percent, from fiscal year 2005.

   Cash Management. Funds deposited in the State Treasury are pooled for investment purposes. The Treasury is authorized to invest in NOW accounts, time deposits, obligations of the United States, obligations of various federal credit organizations, repurchase agreements, reverse repurchase agreements, bankers' acceptances, commercial paper, and mutual funds.

   Texas' real gross state product advanced by an estimated 5.0 percent in 2006, when adjusted for inflation, while personal income increased by an estimated 7.4 percent. The personal income growth rate, expressed in nominal dollars, substantially exceeded the 3.6 percent inflation rate for the year. Real per capita personal income in the state rose 1.3 percent during the year.

   Ratings. As of September 2007, all outstanding general obligation bonds of the State of Texas are rated AA by Standard & Poor's Ratings Services and Aa1 by Moody's Investor's Service, Inc. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Texas issuers may be unrelated to the creditworthiness of obligations issued by the State of Texas, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the Texas IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the Texas IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the Texas IM-IT to pay interest on or principal of such bonds.

   The Texas IM-IT is susceptible to political, economic or regulatory factors affecting issuers of Texas municipal obligations (the "Texas Municipal Obligations"). These include the possible adverse effects of certain Texas constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Texas and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in Texas or contained in Official Statements for various Texas Municipal Obligations.

                              Virginia Risk Factors

   Economic Outlook. In fiscal year 2006, the Commonwealth of Virginia's (the "Commonwealth") economy continued to expand. However, this growth has slowed when compared to recent fiscal years. Unemployment continued its downward trend, employment has grown in nearly every industry sector and almost every urban center, real wages and salaries and personal income grew moderately, and the housing market experienced its second consecutive decline.

   Employment. The unemployment rate in the Commonwealth fell to 3.2 percent in fiscal year 2006, making this the third consecutive fiscal year that the unemployment rate has declined. Moreover, the reduction in the unemployment rate of 0.4 percentage points from 3.6 percent in the fiscal year 2005 was the largest in these three fiscal years (-0.2 percentage points from fiscal year 2003 to fiscal year 2004 and -0.3 percentage points from fiscal year 2004 to fiscal year 2005). Compared to other states, the Commonwealth had the second lowest unemployment rate in fiscal year 2006. This is an improvement over fourth best in fiscal year 2005. The Nation's unemployment rate was 4.8 percent in fiscal year 2006, 1.6 percentage points higher than the unemployment rate of the Commonwealth.

   Total nonfarm employment grew by 2.2 percent to reach 3,704,442 in fiscal year 2006. The Commonwealth added 78,042 jobs over the last fiscal year. This is the third straight fiscal year that the Commonwealth's workforce has grown. Since fiscal year 2003, the Commonwealth has added 214,217 jobs. However, the rate of growth slowed from a high of 2.6 percent between fiscal year 2004 and fiscal year 2005. The Commonwealth ranked seventh in the Nation in terms of the number of total nonfarm jobs added in fiscal year 2006, down from fifth in the fiscal year 2005. Nationally, total nonfarm employment grew by 1.5 percent, 0.7 percentage points slower than the growth rate of the Commonwealth.

   Personal Income and Wages and Salaries. The Commonwealth's personal income grew by 6.1 percent in fiscal year 2006, slightly slowing from 6.8 percent in fiscal year 2005 and above the 5.7 percent pace in fiscal year 2004. In fiscal year 2006, the Commonwealth's growth rate surpassed the Nation's as it has in the previous two fiscal years. In fiscal year 2006, the Commonwealth's growth rate in personal income was 0.2 percentage points higher than the United States as compared to 0.7 percentage points higher in fiscal year 2005 and 0.9 percentage points higher in fiscal year 2004. The Commonwealth ranked twenty-second in the United States in personal income growth in fiscal year 2006, down from fifteenth place in fiscal year 2005. Total personal income in the Commonwealth reach $292,841 million in fiscal year 2006.

   In fiscal year 2006, the growth of the Commonwealth's wages and salaries also declined slightly off the pace of fiscal year 2005. Wages and salaries grew by
6.8 percent in fiscal year 2006, compared to 7.2 percent in fiscal year 2005 and
6.6 percent in fiscal year 2004. As with the growth in personal income, the Commonwealth's growth rates for wages and salaries exceeded the Nation's in each of the past three fiscal years by 0.2 percentage points in fiscal year 2006, 1.8 percentage points in fiscal year 2005 and 2.2 percentage points in fiscal year 2004. The Commonwealth's rank in wage and salary growth dropped from the Nation's sixth best in fiscal year 2005 to eighteenth in fiscal year 2006. The Commonwealth's total wages and salaries were $172,227 million in fiscal year 2006.

   Government-wide Highlights. The primary government's assets exceeded its liabilities at June 30, 2006 by $16.9 billion. Net assets of governmental activities increased by $1.9 billion and net assets of business-type activities increased by $420.6 million. Component units reported an increase in net assets of $1.3 billion from June 30, 2005.

   Fund Highlights. At the end of the fiscal year, the Commonwealth's governmental funds reported a combined ending fund balance of $5.2 billion, an increase of $1.5 billion in comparison with the prior year. Of this total fund balance, $3.9 billion represents unreserved fund balance and the remaining $1.3 billion represents amounts reserved for specific purposes, such as the Revenue Stabilization Fund and education. The enterprise funds reported net assets at June 30, 2006, of $839.9 million, an increase of $422.4 million during the year.

   Debt. The Commonwealth is one of only six states in the nation with "triple A" bond rating for general obligation debt from the three rating agencies:
Moody's Investors Service, Standard & Poor's Rating Group, a division of The McGraw Hill Companies, Inc. and Fitch, Inc. These ratings reflect the Commonwealth's long-standing record of sound fiscal management, its diversified economic base, and low debt ratios.

   The total debt of the Commonwealth, as of June 30, 2006, was $21.6 billion, with primary government being $7.3 billion and component units being $14.3 billion. Of that amount, $6.4 billion (29.6 percent) was tax-supported debt. Debt is considered tax supported if Commonwealth tax revenues are used or pledged for debt service payments. This includes all debt issued pursuant to
Article X, Sections 9(a), 9(b) and 9(c) of the Constitution of Virginia, as well as selected Section 9(d) debt issues and other long-term obligations.

   Outstanding general obligation debt backed by the full faith and credit of the Commonwealth totaled $1.0 billion as of June 30, 2006. Included is Section 9(b) debt totaling $596.5 million for the Public Facilities and $29.7 million for Transportation Facilities. In 2002, voters in the Commonwealth approved two general obligation bond referenda authorizing $1.0 billion in new capital projects for educational and park and recreational facilities of the Commonwealth. Of the amount authorized, $331.0 million has been issued as of June 30, 2006. Principal and interest payments on Public Facilities Section 9(b) debt were less than one percent of total General Fund expenditures in fiscal year 2006.

   The balance of general obligation debt of $416.3 million consisted of Section 9(c) bonds. Revenue-producing capital projects, primarily auxiliary enterprises of colleges and universities and transportation toll facilities, service these bond payments. Holders of Section 9(c) bonds have a legal claim to general tax revenues of the Commonwealth should revenues prove to be insufficient to meet principal and interest payments. Such claims on general tax revenue have not been made.

   The remaining $5.3 billion in tax-supported debt is made up of selected
Section 9(d) bonded debt and other long-terms obligations. Tax-supported Section 9(d) debt totaling $3.3 billion includes transportation debt, as well as the Virginia Port Authority, Virginia Public Building Authority, Innovative Technology Authority, Virginia Biotechnology Research Park Authority, and certain Virginia College Building Authority bonds payable. Other tax-supported long-term obligations include capital leases, certain appropriation supported bonds, installment purchases, notes payable, pension liability, Virginia Public Broadcasting Board Notes, and compensated absences.

   The remaining debt of the Commonwealth, which totals $15.2 billion, is not supported by tax revenues. The Commonwealth has no direct or indirect pledge of tax revenues to fund reserve deficiencies. However, in some cases, the Commonwealth has made a moral obligation pledge to consider funding deficiencies in debt service reserves that may occur. At June 30, 2006, $1.2 billion, or 7.9 percent, of debt not supported by taxes was considered moral obligation debt.

   Litigation. The Commonwealth, its officials and employees are named as defendants in legal proceedings which occur in the normal course of governmental operations, some involving claims for substantial amounts. It is not possible at the present time to estimate the ultimate outcome or liability, if any, of the Commonwealth with respect to these lawsuits. However, any ultimate liability resulting from these suits is not expected to have a material adverse effect on the financial condition of the Commonwealth.

   Risk Management. The Commonwealth maintains self-insurance programs for employee health, general (tort) liability, medical malpractice, workers' compensation, property, and automobile liability insurance. These are reported in the Internal Service Funds. The Commonwealth assumes the full risk for claims filed under the employee health insurance program and the workers' compensation program. For the other programs, the risk assumed is limited to certain amounts per occurrence.

   The Commonwealth also provides employee health, errors and omissions liability and law enforcement professional liability insurance for local governmental units throughout the Commonwealth. These programs are reported in the Enterprise Funds.

   Ratings. All outstanding general obligation bonds of the State of Virginia are rated as of August 2007 AAA by Standard & Poor's Ratings Services and Aaa by Moody's Investor's Service, Inc. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Virginia issuers may be unrelated to the creditworthiness of obligations issued by the State of Virginia, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the Virginia IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the Virginia IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the Virginia IM-IT to pay interest on or principal of such bonds.

   The Virginia IM-IT is susceptible to political, economic or regulatory factors affecting issuers of Virginia municipal obligations (the "Virginia Municipal Obligations"). These include the possible adverse effects of certain Virginia constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Virginia and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in Virginia or contained in Official Statements for various Virginia Municipal Obligations.

                           West Virginia Risk Factors

   Economic Conditions and Outlook. West Virginia has a long tradition of mining and energy production and ranks second in the nation in coal production. Recently, West Virginia's economy has experienced a period of expansion in employment, reflecting growth in the energy sector, increased competitiveness due to productivity gains in its basic industries, the development of new capacity in the transportation equipment, wood products, plastics, and pharmaceutical industries, and significant employment increases in the services and trade sectors.

   Unemployment has decreased significantly since the end of the last national recession. The State's rate inched downward one-tenth of a percentage point to 4.6% in December 2006. The seasonally adjusted unemployment rate remained steady at 5.1%, while the national rate was 4.5%. From the second quarter of 2003 to the second quarter of 2006, 26,600 jobs have been added, with 7,500 of those jobs coming during the last four quarters. This job growth has been accompanied by both income and population gains.

   In addition to an award-winning education system and digital infrastructure that draws nationally recognized companies, West Virginia has the commodity of the moment and the foreseeable future: power. West Virginia had the third highest surplus of power generated and not used within the State among all states in 2004, exporting 61 million megawatts of power. Besides being a leader in power generation, the State offers some of the lowest-cost power in the nation. The energy sector has been a major source of economic growth in West Virginia over the past five years, adding 5,200 net new jobs. Increasing national interest in domestic coal-based alternatives to middle-east petroleum has fueled resurgence in the State's mining industry and significant increases in State severance tax revenues. The mining and related support sectors posted a net gain of over 5,191 jobs between 2000 and 2005, second only to leisure and hospitality services among traded sectors. In addition, national energy policy has placed a new emphasis on coal, pledging the expenditure of up to $2.0 billion over ten years to develop environmentally sound methods for burning coal to generate electrical power. Integrated Gasification Combined Cycle (IGCC) coal gasification technology with carbon sequestration appears to be the preferred electric power production technology for the future.

   The outlook for coal production in West Virginia is positive. It was previously believed that the Kyoto Treaty would have a significant negative impact on the State's coal mining industry, but current and planned investments at coal-fired power plants have removed that threat. The increased use of stacked-gas scrubbers at coal-fired electricity generating facilities completely removes emissions of sulfur dioxide, a greenhouse gas targeted by Kyoto. This should result in increased production of high sulfur coal from northern West Virginia. In turn, this will result in increased employment in the coal industry and benefits that will flow throughout the State's entire economy.

   Long-term Financial Planning and Relevant Financial Policies. Fiscal year 2006 ended with the State having a significant surplus and, as a result, the State was able to pay down part of its unfunded pension liabilities. Fiscal year 2007 is also projected to have a significant budget surplus. Revenue collections in the short term have been much better than the original estimates, mainly due to higher energy prices resulting in greater severance tax collections, and to increased corporate profits. Also, the Excess Lottery Fund continues to provide substantial surplus funds in the short term. These economic conditions result in sizable projected surplus funds available for FY 2007 and FY 2008.

   Major Initiatives. The State of West Virginia continues to progress favorably as a result of several initiatives implemented under the leadership of Governor Manchin. Continuing its focus on maintaining a "Responsible Government," West Virginia recently sought changes to its tax structure. Working with the State Legislature, Governor Manchin implemented major tax reforms as part of the West Virginia Tax Modernization Project. The goal of the project was to determine how the State's tax structure has developed and the options available to improve the system. The initial phase of this endeavor offered income tax relief to working families by implementing an indexed family tax credit that eliminates the Personal Income Tax on families with incomes below the federal poverty level. In addition, the tax credit was expanded for property taxes paid by senior citizens on the first $20,000 of assessed value over and above the homestead exemption. A further reduction in the State food tax, from 5% to 4%, was approved for 2007, with an additional 1% reduction occurring in 2008. This effectively cuts this tax in half within two short years, taking into account the 1% reduction approved in 2006.

   To assist West Virginia businesses, a reduction in the Business Franchise Tax of more than 20 percent from .70 to .55 will result in annual tax savings of approximately $25 million. Additionally, the State continues to target efforts to create more jobs within West Virginia and to maintain the business activity currently in place. Estimates for 2006 showed an increase in employment from last year of 8,400, according to WORKFORCE West Virginia statistics, with new investments totaling $1.4 million.

   Other proactive initiatives illustrating the progressive forward movement of the State include: (i) reducing the State's debt by more than $900 million by making extra payments to State retirement funds; (ii) establishing a West Virginia Coal Conversion Initiative that is putting the State at the forefront of our nation's energy efforts and will help to end our dependence upon foreign sources of oil; (iii) signing the minimum wage bill ; and (iv) conducting a performance review of State government, resulting in a plan that should save more than $300 million during the next five years by running State operations more efficiently and effectively.

   Ratings. As of August, 2007, all outstanding general obligation bonds of the State of West Virginia are rated AA- by Standard & Poor's Ratings Services and Aa3 by Moody's Investor's Service, Inc. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local West Virginia issuers may be unrelated to the creditworthiness of obligations issued by the State of West Virginia, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the West Virginia IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the West Virginia IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the West Virginia IM-IT to pay interest on or principal of such bonds.

   The West Virginia IM-IT is susceptible to political, economic or regulatory factors affecting issuers of West Virginia municipal obligations (the "West Virginia Municipal Obligations"). These include the possible adverse effects of certain West Virginia constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in West Virginia and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in West Virginia or contained in Official Statements for various West Virginia Municipal Obligations.


                      Contents of Post-Effective Amendment
                            to Registration Statement

    This Post-Effective Amendment to the Registration Statement comprises the following papers and documents:

                                The facing sheet

                                 The prospectus

                                 The signatures

          The Consent of Independent Registered Public Accounting Firm

                                   Signatures

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, Van Kampen Focus Portfolios, Municipal Series 459, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized all in the City of Chicago and State of Illinois on the 20th day of December, 2007.

                               Van Kampen Focus Portfolios, Municipal Series 459
                                                                    (Registrant)

                                                       By  Van Kampen Funds Inc.
                                                                     (Depositor)

                                                             By: John F. Tierney
                                                              Executive Director
                                                                          (Seal)

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below on December 20, 2007 by the following persons who constitute a majority of the Board of Directors of Van Kampen Funds Inc.:

SIGNATURE                             TITLE

Michael P. Kiley                    Managing Director                         )

Edward C. Wood, III                 Managing Director                         )


                                                             /s/ John F. Tierney
                                                                 ---------------
                                                             (Attorney-in-fact*)
--------------------

* An executed copy of each of the related powers of attorney is filed herewith or was filed with the Securities and Exchange Commission in connection with the Registration Statement on Form S-6 of Van Kampen Unit Trusts, Series 482 (File No. 333-120865) dated January 27, 2005 and the same hereby is incorporated herein by reference.